As Filed with the Securities and Exchange Commission on May 1, 2014

REGISTRATION NO. 333-168710
811-05846

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 11

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 132

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F
(Exact Name of Registrant)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Name of Depositor)

96 Worcester Street
Wellesley Hills, Massachusetts 02481
(Address of Depositor's Principal Executive Offices)

Depositor's Telephone Number, including Area Code: (781) 237-6030

Michael S. Bloom, Vice President and General Counsel
Sun Life Assurance Company of Canada (U.S.)
96 Worcester Street, DL 1235
Wellesley Hills, Massachusetts 02481
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☐ immediately upon filing pursuant to paragraph (b) of Rule 485
☑ on May 1, 2014 pursuant to paragraph (b) of Rule 485
☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐ on (date)pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Flexible Premium Deferred Variable Annuity Contracts.

No filing fee is due because an indefinite amount of securities is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.

PART A

MAY 1, 2014
SUN LIFE FINANCIAL MASTERS® CHOICE II PROSPECTUS

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F offer the flexible payment deferred annuity contracts and certificates described in this Prospectus to groups and individuals. The contracts and certificates described in this Prospectus are no longer available for sale. You may choose among a number of fixed and variable investment options. The variable options are Sub-Accounts in the Variable Account, each of which invests in shares of one of the following funds (the “Funds”):

Large-Cap Equity Funds	Emerging Markets Equity Funds
Columbia Variable Portfolio - Marsico Growth Fund, Class 2	Lazard Retirement Emerging Markets Equity Portfolio, Service Class
Fidelity® Contrafund® Portfolio, Service Class 2	MFS® Emerging Markets Equity Portfolio, Service Class
(of Variable Insurance Products Fund II)	Specialty Sector Equity Fund
Franklin Mutual Shares VIP Fund, Class 4	MFS® Utilities Portfolio, Service Class
Huntington VA Dividend Capture Fund	Specialty Sector Commodity Funds
Huntington VA Growth Fund	Huntington VA Real Strategies Fund
Huntington VA Income Equity Fund	PIMCO CommodityRealReturn® Strategy Portfolio, Advisor Class
Invesco V.I. Comstock Fund, Series II	Real Estate Equity Fund
JPMorgan Insurance Trust U.S. Equity Portfolio, Class 2	MFS® Global Real Estate Portfolio, Service Class
Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio, Class VC	Asset Allocation Funds
MFS® Core Equity Portfolio, Service Class	AllianceBernstein Balanced Wealth Strategy Portfolio, Class B
MFS® Growth Series, Service Class	AllianceBernstein Dynamic Asset Allocation Portfolio, Class B
MFS® Research Series, Service Class	BlackRock Global Allocation V.I. Fund, Class III
MFS® Value Portfolio, Service Class	Fidelity® Balanced Portfolio, Service Class 2
MFS® Value Series, Service Class	(of Variable Insurance Products Fund III)
Putnam VT Equity Income Fund, Class IB	Franklin Income VIP Fund, Class 4
Universal Institutional Funds, Inc. - Growth Portfolio, Class II	Huntington VA Balanced Fund
Mid-Cap Equity Funds	Invesco V.I. Equity and Income Fund, Series II
Fidelity® Mid Cap Portfolio, Service Class 2	MFS® Conservative Allocation Portfolio, Service Class
(of Variable Insurance Products Fund III)	MFS® Global Tactical Allocation Portfolio, Service Class
Huntington VA Mid Corp America Fund	MFS® Growth Allocation Portfolio, Service Class
Invesco V.I. American Value Fund, Series II	MFS® Moderate Allocation Portfolio, Service Class
Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio, Class VC	MFS® Total Return Series, Service Class
MFS® Mid Cap Growth Series, Service Class	PIMCO All Asset Portfolio, Advisor Class
MFS® Mid Cap Value Portfolio, Service Class	PIMCO Global Multi-Asset Managed Allocation Portfolio, Advisor Class
Universal Institutional Funds, Inc. - Mid Cap Growth Portfolio, Class II	Putnam VT Absolute Return 500 Fund, Class IB
Small - Mid-Cap Equity Fund	Money Market Fund
AllianceBernstein Small/Mid Cap Value Portfolio, Class B	MFS® Money Market Portfolio, Service Class
Small-Cap Equity Funds	Global Bond Fund
Franklin Small Cap Value VIP Fund, Class 4	Templeton Global Bond VIP Fund, Class 4
Huntington VA Situs Fund	Short-Term Bond Fund
MFS® Blended Research Small Cap Equity Portfolio, Service Class	MFS® Limited Maturity Portfolio, Service Class
MFS® New Discovery Value Portfolio, Service Class	Intermediate-Term Bond Funds
MFS® New Discovery Series, Service Class	Huntington VA Mortgage Securities Fund
International/Global Equity Funds	JPMorgan Insurance Trust Core Bond Portfolio, Class 2
Huntington VA International Equity Fund	MFS® Government Securities Portfolio, Service Class
Huntington VA Rotating Markets Fund	MFS® Research Bond Series, Service Class
Invesco V.I. International Growth Fund, Series II	Wells Fargo Variable Trust - VT Total Return Bond Fund, Class 2
MFS® International Growth Portfolio, Service Class	Inflation Adjusted Bond Fund
MFS® International Value Portfolio, Service Class	MFS® Inflation-Adjusted Bond Portfolio, Service Class
MFS® Research International Portfolio, Service Class	Multi-Sector Bond Fund
Oppenheimer Global Fund/VA, Service Shares	Franklin Strategic Income VIP Fund, Class 4
PIMCO EqS Pathfinder Portfolio, Advisor Class	High Yield Bond Fund
International/Global Small/Mid-Cap Equity Fund	MFS® High Yield Portfolio, Service Class
First Eagle Overseas Variable Fund	Emerging Markets Bond Fund
PIMCO Emerging Markets Bond Portfolio, Advisor Class

Not all Funds may be available as an investment option under your Contract. Please see “Variable Account Options: The Funds.”

We have filed a Statement of Additional Information dated May 1, 2014 (the “SAI”) with the Securities and Exchange Commission (the “SEC”), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 56 of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below or by telephoning (800) 752-7216. In addition, you can inspect and copy all of our filings at the SEC’s public reference facilities at: 100 F Street, N.E., Washington, D.C. 20549-0102, telephone (202) 551-8090. The SEC will provide copies by mail for a fee. The SEC also has a website (www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Please read this Prospectus and the Fund prospectuses carefully before investing and keep them for future reference. They contain important information about the Contracts and the Funds.

Any reference in this Prospectus to receipt by us means receipt at the following address: SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.), P.O. Box 9133, Wellesley Hills, Massachusetts 02481.

TABLE OF CONTENTS

SPECIAL TERMS [INSERT PAGE NUMBER]
PRODUCT HIGHLIGHTS [INSERT PAGE NUMBER]
FEES AND EXPENSES [INSERT PAGE NUMBER]
EXAMPLE [INSERT PAGE NUMBER]
CONDENSED FINANCIAL INFORMATION [INSERT PAGE NUMBER]
THE ANNUITY CONTRACT [INSERT PAGE NUMBER]
COMMUNICATING TO US ABOUT YOUR CONTRACT [INSERT PAGE NUMBER]
Electronic Account Information [INSERT PAGE NUMBER]
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) [INSERT PAGE NUMBER]
THE VARIABLE ACCOUNT [INSERT PAGE NUMBER]
VARIABLE ACCOUNT OPTIONS: THE FUNDS [INSERT PAGE NUMBER]
Selection of Funds [INSERT PAGE NUMBER]
THE FIXED ACCOUNT OPTIONS: THE DCA PERIODS [INSERT PAGE NUMBER]
THE ACCUMULATION PHASE [INSERT PAGE NUMBER]
Issuing Your Contract [INSERT PAGE NUMBER]
Amount and Frequency of Purchase Payments [INSERT PAGE NUMBER]
Allocation of Net Purchase Payments [INSERT PAGE NUMBER]
Your Account [INSERT PAGE NUMBER]
Your Account Value [INSERT PAGE NUMBER]
Variable Account Value [INSERT PAGE NUMBER]
Fixed Account Value [INSERT PAGE NUMBER]
Transfer Privilege [INSERT PAGE NUMBER]
Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates [INSERT PAGE NUMBER]
Other Programs [INSERT PAGE NUMBER]
WITHDRAWALS AND WITHDRAWAL CHARGES [INSERT PAGE NUMBER]
Cash Withdrawals [INSERT PAGE NUMBER]
Withdrawal Charge [INSERT PAGE NUMBER]
Types of Withdrawals not Subject to Withdrawal Charge [INSERT PAGE NUMBER]
CONTRACT CHARGES [INSERT PAGE NUMBER]
Account Fee [INSERT PAGE NUMBER]
Administrative Expense Charge and Distribution Fee [INSERT PAGE NUMBER]
Mortality and Expense Risk Charge [INSERT PAGE NUMBER]
Charges for Optional Benefits [INSERT PAGE NUMBER]
Premium Taxes [INSERT PAGE NUMBER]
Fund Expenses [INSERT PAGE NUMBER]
Modification in the Case of Group Contracts [INSERT PAGE NUMBER]
OPTIONAL LIVING BENEFITS [INSERT PAGE NUMBER]
Key Terms [INSERT PAGE NUMBER]
Description of the Living Benefits [INSERT PAGE NUMBER]
Important Considerations [INSERT PAGE NUMBER]
Withdrawal Benefit Base [INSERT PAGE NUMBER]
Lifetime Withdrawal Percentage [INSERT PAGE NUMBER]
Annual Withdrawal Amount [INSERT PAGE NUMBER]
Bonus and Bonus Base [INSERT PAGE NUMBER]
200% Benefit Enhancement (SIM and SIM Plus only) [INSERT PAGE NUMBER]
Step-Up [INSERT PAGE NUMBER]
Plus Factor (SIM Plus only) [INSERT PAGE NUMBER]
Impact of Withdrawals [INSERT PAGE NUMBER]
Costs of Living Benefits [INSERT PAGE NUMBER]
Cancellation of Living Benefits [INSERT PAGE NUMBER]
Death of Participant - Single-Life Coverage [INSERT PAGE NUMBER]
Death of Participant - Joint-Life Coverage [INSERT PAGE NUMBER]
Annuitization Under the Living Benefits [INSERT PAGE NUMBER]
Tax Issues Under the Living Benefits [INSERT PAGE NUMBER]
DESIGNATED FUNDS [INSERT PAGE NUMBER]
BUILD YOUR OWN PORTFOLIO [INSERT PAGE NUMBER]
DEATH BENEFIT [INSERT PAGE NUMBER]
Amount of Death Benefit [INSERT PAGE NUMBER]
The Basic Death Benefit [INSERT PAGE NUMBER]
Optional Death Benefit [INSERT PAGE NUMBER]
Spousal Continuance [INSERT PAGE NUMBER]
Calculating the Death Benefit [INSERT PAGE NUMBER]
Method of Paying Death Benefit [INSERT PAGE NUMBER]
Non-Qualified Contracts [INSERT PAGE NUMBER]
Selection and Change of Beneficiary [INSERT PAGE NUMBER]
Payment of Death Benefit [INSERT PAGE NUMBER]
THE INCOME PHASE - ANNUITY PROVISIONS [INSERT PAGE NUMBER]
Selection of Annuitant(s) [INSERT PAGE NUMBER]
Selection of the Annuity Commencement Date [INSERT PAGE NUMBER]
Annuity Options [INSERT PAGE NUMBER]
Selection of Annuity Option [INSERT PAGE NUMBER]
Amount of Annuity Payments [INSERT PAGE NUMBER]
Transfer of Variable Annuity Units [INSERT PAGE NUMBER]
Account Fee [INSERT PAGE NUMBER]
Annuity Payment Rates [INSERT PAGE NUMBER]
Annuity Options as Method of Payment for Death Benefit [INSERT PAGE NUMBER]
OTHER CONTRACT PROVISIONS [INSERT PAGE NUMBER]
Exercise of Contract Rights [INSERT PAGE NUMBER]
Change of Ownership [INSERT PAGE NUMBER]
Voting of Fund Shares [INSERT PAGE NUMBER]
Reports to Owners [INSERT PAGE NUMBER]
Substitution of Securities [INSERT PAGE NUMBER]
Change in Operation of Variable Account [INSERT PAGE NUMBER]
Splitting Units [INSERT PAGE NUMBER]
Modification [INSERT PAGE NUMBER]
Discontinuance of New Participants [INSERT PAGE NUMBER]
Reservation of Rights [INSERT PAGE NUMBER]
Right to Return [INSERT PAGE NUMBER]
TAX PROVISIONS [INSERT PAGE NUMBER]
U.S. Federal Income Tax Provisions [INSERT PAGE NUMBER]
Puerto Rico Tax Provisions [INSERT PAGE NUMBER]
ADMINISTRATION OF THE CONTRACT [INSERT PAGE NUMBER]
DISTRIBUTION OF THE CONTRACT [INSERT PAGE NUMBER]
AVAILABLE INFORMATION [INSERT PAGE NUMBER]
STATE REGULATION [INSERT PAGE NUMBER]
LEGAL PROCEEDINGS [INSERT PAGE NUMBER]
FINANCIAL STATEMENTS [INSERT PAGE NUMBER]
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION [INSERT PAGE NUMBER]
APPENDIX A - GLOSSARY [INSERT PAGE NUMBER]
APPENDIX B - WITHDRAWAL CHARGE CALCULATIONS [INSERT PAGE NUMBER]
APPENDIX C - CALCULATION OF FREE WITHDRAWAL AMOUNT [INSERT PAGE NUMBER]
APPENDIX D - PREVIOUSLY AVAILABLE INVESTMENT OPTIONS [INSERT PAGE NUMBER]
APPENDIX E - OPTIONAL LIVING BENEFIT EXAMPLES [INSERT PAGE NUMBER]
APPENDIX F - BUILD YOUR OWN PORTFOLIO [INSERT PAGE NUMBER]
APPENDIX G - CONDENSED FINANCIAL INFORMATION [INSERT PAGE NUMBER]

SPECIAL TERMS

Your Contract is a legal document that uses a number of specially defined terms. We explain most of the capitalized terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these capitalized terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a capitalized term that you do not understand, please refer to the Glossary for an explanation.

PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

The Sun Life Financial Masters® Choice II Contract provides a number of important benefits for your retirement planning. You are eligible to purchase a Contract if you are age 85 or younger on the Open Date. During the Accumulation Phase, you make Purchase Payments under the Contract and allocate them to one or more of the Variable Account options or the Fixed Account options available through our dollar-cost averaging program. During the Income Phase, we make annuity payments to you or someone else based on the amount you have accumulated. The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. When purchased in connection with a tax-qualified plan, the Contract provides no additional tax-deferral benefits because tax-qualified plans confer their own tax-deferral. The Contract also provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by purchasing the optional death benefit at an additional cost if you are younger than age 75 on the Open Date.

The Accumulation Phase

Under most circumstances, you can buy the Contract with an initial Purchase Payment of $10,000 or the maximum annual Individual Retirement Annuity contribution, unless we waive these limits. You can make additional Purchase Payments at any time during the Accumulation Phase. Currently there is no minimum amount required for additional Purchase Payments. However, we reserve the right to require that each additional Purchase Payment be at least $1,000. We will not accept, without our prior approval, a Purchase Payment if your Account Value is over $2 million or if the Purchase Payment would cause your Account Value to exceed $2 million. These general requirements for Purchase Payments apply even if you elect an optional living benefit. In addition, there are other restrictions on the amounts and frequency of Purchase Payments that apply depending upon which optional living benefit you select.

If you select the Sun Income Riser® III living benefit, you can only make additional Purchase Payments during your first Account Year. Under Sun Income Riser III, any Purchase Payments received after your first Account Anniversary will be deemed “not in good order” and returned to you.

If you select the Sun Income MaximizerSM or Sun Income MaximizerSM Plus living benefits, you can make additional Purchase Payments at any time. However, after your first Account Anniversary, Purchase Payments can not exceed $50,000 per Account Year, without our prior approval. We reserve the right not to allow additional Purchase Payments at any time under Sun Income Maximizer or Sun Income Maximizer Plus. We will notify all Contract Owners in writing before we exercise this right.

Variable Account Options: The Funds

You can allocate your Purchase Payments among the Sub-Accounts investing in a number of Fund options. You may also transfer among the Funds. Each Fund is either a mutual fund registered under the Investment Company Act of 1940 or a separate securities portfolio of shares of such a mutual fund. The investment returns on the Funds are not guaranteed. You can make or lose money.

The Fixed Account Options: The DCA Periods

You can allocate your Purchase Payments to one of the Fixed Account options available through our dollar-cost averaging (“DCA”) program: 6-month DCA Period and 12-month DCA Period. Each DCA Period earns interest at a Guaranteed Interest Rate that we publish. We may change the Guaranteed Interest Rate from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate required by law. Once we have accepted your allocation to a particular DCA Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the DCA Period. We reserve the right to stop offering the DCA program. (See “Other Programs.”)

Fees and Expenses

The Contract has insurance features and investment features, and there are costs related to each.

If your Account Value is less than $100,000 on your Account Anniversary, we deduct a $50 Annual Account Fee. We will waive the Account Fee if your Account Value is $100,000 or more on your Account Anniversary.

During the Accumulation Phase, we deduct a mortality and expense risk charge at an annual rate of 1.05% of the average daily value of the Contract invested in the Variable Account.

We also deduct an administrative charge at an annual rate of 0.15% of the average daily value and a distribution fee at an annual rate of 0.15% of the average daily value of the Contract invested in the Variable Account.

If you take more than a specified amount of money out of your Contract, we assess a withdrawal charge against each Purchase Payment withdrawn. For each Purchase Payment, the withdrawal charge (also known as a “contingent deferred sales charge”) starts at 8% and declines to 0% after the Purchase Payment has been in the Contract for seven complete Account Years.

Currently, you can transfer your Account Value among the underlying Funds free of charge. However, we reserve the right to impose a charge of up to $15 per transfer. We limit the number of your Fund transfers to 12 per year. (See “Transfer Privilege.”)

If you elect the optional death benefit, we will deduct, during the Accumulation Phase, an additional charge from the assets of the Variable Account at an annual rate of 0.40% of the average daily value of your Contract.

If you elect an optional living benefit, we will assess a periodic charge at a rate that may differ among the optional living benefits that are available. The annual amount of the charge will not exceed 1.75% for single-life coverage, and 1.95% for joint-life coverage, of the highest Withdrawal Benefit Base during the Account Year.

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds. The charges vary depending upon which Fund(s) you have selected.

Optional Living Benefits

At issue, you may choose to participate in one of the following optional living benefits available under your Contract:

●
Sun Income Riser® III (“SIR III”) offers a guaranteed withdrawal benefit with an opportunity for a bonus to be added to your benefit base if you defer taking withdrawals during a specified time period under your Contract.

●
Sun Income MaximizerSM (“SIM”) offers the same guaranteed withdrawal benefit as SIR III, includes a higher bonus than SIR III, and offers a benefit base enhancement equal to 200% of your first-year Purchase Payments.

●
Sun Income MaximizerSM Plus (“SIM Plus”) offers the same guaranteed withdrawal benefit, bonus, and benefit base enhancement as SIM and offers an additional opportunity to increase the amount of your annual withdrawal over time regardless of market performance.

If you are age 59 or older, each of the living benefits offer lifetime income even if your Account Value declines to zero, provided that you limit the amount you withdraw annually to a specified percentage of your benefit base and you limit your investments to the Designated Funds. (See “Description of Living Benefits” and “Annual Withdrawal Amount.”) The living benefits also allow you to “step-up,” or increase, your guaranteed amount on an annual basis, if eligible. You will pay a fee for the optional living benefit that you select.

These optional living benefits are available only if you are 85 or younger on the Open Date. For SIM or SIM Plus all Owners and Annuitants must be 21 or older on the Open Date. If you want to participate in an optional living benefit, you must elect it when you purchase your Contract.

Under SIR III, you may make Purchase Payments only during your first Account Year. Any Purchase Payments received after your first Account Anniversary will be deemed “not in good order” and returned to you.

Under SIM and SIM Plus, you may make additional Purchase Payments at any time. However, after your first Account Anniversary, you may only make Purchase Payments up to $50,000 per Account Year without our prior approval. In addition, under SIM and SIM Plus, we reserve the right not to accept any additional Purchase Payments. We will notify you in writing before we exercise this right.

Purchase Payments allocated to investment options other than the Designated Funds will only terminate the optional living benefit. Withdrawals taken in excess of allowable amounts, or withdrawals taken prior to certain dates, may severely decrease your Account Value or cause your Contract and your living benefit to terminate without value.

You may terminate an optional living benefit at any time. In addition, your optional living benefit will terminate if you annuitize or if you transfer any portion of your Account Value to an investment option other than one of the Designated Funds. In certain circumstances, a change of ownership may also terminate your living benefit. Upon termination, all benefits and fees associated with the optional living benefit will cease. Once terminated, a living benefit may not be reinstated.

The Income Phase: Annuity Provisions

If you want to receive regular income from your annuity after the Annuity Commencement Date, you can select one of several Annuity Options. You can choose to receive annuity payments on a fixed or variable basis. If you choose to receive any part of your annuity payments on a variable basis, the dollar amount of the payments may fluctuate with the performance of the underlying Funds. Subject to the Maximum Annuity Commencement Date, you decide when your Income Phase will begin but, once it begins, you cannot change your choice of annuity payment option.

During the Income Phase, we will deduct total insurance charges at an annual rate of 1.60% of your average daily Annuity Unit values. We will not deduct the mortality and expense risk charge; nor will we deduct the charges for any optional living benefit or optional death benefit. The 1.60% insurance charge, which includes an administrative expense charge and a distribution fee, compensates us for the risks and expenses associated with providing annuity payments during the Income Phase. The level of these insurance charges (1.60%) is higher than the total Variable Account annual expenses without optional benefits (maximum, 1.35%) deducted during the Accumulation Phase.

Death Benefit

If you die before the Contract reaches the Income Phase, the Beneficiary will receive a death benefit. The amount of the death benefit depends upon whether you choose the basic death benefit or, for a fee, the optional death benefit. The basic death benefit pays the greater of your Account Value or your total Purchase Payments (adjusted for withdrawals) calculated as of your Death Benefit Date. If you are younger than age 75 on the Open Date, you may purchase the Maximum Anniversary Account Value (“MAV”) optional death benefit which pays the greater of the basic death benefit and the highest Account Value on any Account Anniversary (adjusted for withdrawals) prior to age 81. You must make your election before your Issue Date. Your death benefit election may not be changed after your Issue Date.

Withdrawals and Withdrawal Charges

You can withdraw money from your Contract during the Accumulation Phase. You may withdraw a portion of your Account Value each year without the imposition of a withdrawal charge. For the first Account Year, this “free withdrawal amount” equals 15% of the amount of all Purchase Payments you have made. For all other Account Years, the “free withdrawal amount” is equal to the greater of: (1) your Contract’s earnings minus all withdrawals previously taken that were not subject to withdrawal charges, or (2) 15% of all Purchase Payments made in the last seven Account Years minus all withdrawals taken during the current Account Year that were not subject to withdrawal charges. For details regarding how to calculate your Contract earnings, please see “Withdrawal Charge” and “APPENDIX B - WITHDRAWAL CHARGE CALCULATIONS.” All other Purchase Payments withdrawn will be subject to a withdrawal charge. You may also have to pay income taxes and tax penalties on money you withdraw.

Right to Return

Your Contract contains a “free look” provision. If you cancel your Contract within 10 days after receiving it (or later, if allowed by your state), we will send you, depending upon the laws of your state, either the full amount of all of your Purchase Payments or your Account Value as of the day we receive your cancellation request, in good order. (This amount may be more or less than the original Purchase Payment.) In states requiring return of Purchase Payments, you will receive the greater of (1) your Surrender Value as of the day we receive your cancellation request or (2) your total Purchase Payments made as of that date. We will only deduct a withdrawal charge when the returned amount is based on Surrender Value.

Tax Provisions

Your earnings are not taxed until you take them out. If you withdraw money during the Accumulation Phase, earnings come out first and are taxed as ordinary income. If your Contract is a Non-Qualified Contract, it is possible that the election of an optional living benefit might increase the taxable portion of any withdrawal you make from the Contract. If you are younger than 59½ when you take money out, you may be charged a 10% federal tax penalty on taxable amounts.

NOTE ABOUT OTHER ANNUITY CONTRACTS THAT WE OFFER: In addition to the Contract, we currently offer many other forms of annuity contracts with a wide variety of features, benefits and charges. Depending on your circumstances and needs, some of these other contracts may be at a lower cost to you. Not all of the annuity contracts that we offer are available in all jurisdictions or through all of the selling agents who offer the contracts. You should consider with your selling agent what annuity contract or financial product is most consistent with your needs and preferences.

If you have any questions about your Contract or need more information, please contact us at:

Sun Life Assurance Company of Canada (U.S.)
P. O. Box 9133
Wellesley Hills, Massachusetts 02481
Toll Free (800) 752-7216
www.delawarelife.com/contact-us/

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.1

The table below describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Contract Owner Transaction Expenses

Maximum Withdrawal Charge (as a percentage of Purchase Payments withdrawn):	8%2

Number of Complete Account Years Since Purchase Payment has been in the Account	0-1	1-2	2-3	3-4	4-5	5-6	6-7	7 or more

Withdrawal Charge	8%	8%	7%	6%	5%	4%	3%	0%

Maximum Fee Per Transfer (currently $0):	$15

Premium Taxes (as a percentage of Account Value or total Purchase Payments):	0% - 3.5%3

The tables below describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Account Fee	$ 504

Variable Account Annual Expenses
(as a percentage of net Variable Account assets)5

Mortality and Expense Risk Charge:	1.05%
Administrative Expense Charge:	0.15%
Distribution Fee:	0.15%

Total Variable Account Annual Expenses (without optional benefits):	1.35%

Charge for Optional Death Benefit

Fee as a % of Variable Account Value
Maximum Anniversary Account Value Death Benefit (“MAV”)6 (as a percentage of Variable Account Value):	0.40%

Charges for Optional Living Benefits

Living Benefits Available7	Maximum Annual Fee
Sun Income Riser III Living Benefit (as a percentage of the highest Withdrawal Benefit Base8 during the Account Year):	1.95%
Sun Income Maximizer Living Benefit (as a percentage of the highest Withdrawal Benefit Base8 during the Account Year):	1.95%
Sun Income Maximizer Plus Living Benefit (as a percentage of the highest Withdrawal Benefit Base8 during the Account Year):	1.95%

Maximum Annual Charge for an Optional Living Benefit (as a percentage of highest applicable Withdrawal Benefit Base8 during the Account Year):	1.95%

Total Variable Account Annual Expenses (1.35%) plus Maximum Charges for the Optional Death Benefit (0.40%) and an Optional Living Benefit (1.95%):	3.70%9

The table below shows the minimum and maximum total operating expenses charged by the Funds for the year ended December 31, 2013.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.70%	1.82%

The expenses shown, which include any acquired fund fees and expenses, are those incurred for the year ended December 31, 2013, and were provided by the Funds. We have not independently verified the accuracy of the Fund expense information. Current or future expenses may be greater or less than those shown. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the Fund prospectuses.

1
The fee tables apply to the Accumulation Phase of the Contract and reflect the maximum charges unless otherwise noted. (See “Contract Charges.”) During the Income Phase, the fees will be different than the Total Variable Account Annual Expenses described in the fee table. After you annuitize, we will deduct total insurance charges at an annual rate of 1.60% of your average daily Annuity Unit values; we will no longer deduct a mortality and expense risk charge or the charges for any optional living benefit or the optional death benefit. The 1.60% insurance charge, which includes the administrative expense charge and a distribution fee, compensates us for the risks and expenses associated with providing annuity payments during the Income Phase. The total insurance charges of 1.60% during the Income Phase are higher than the maximum total Variable Account annual expenses (without optional benefits) deducted during the Accumulation Phase.

2
A portion of your Account may be withdrawn each year without imposition of any withdrawal charge and, after a Purchase Payment has been in your Account for seven Account Years, it may be withdrawn free of the withdrawal charge. (See “Withdrawal Charge.”)

3
The premium tax rate and base vary by your state of residence and the type of Contract you own. We may deduct premium taxes from Account Value upon full surrender (including surrender for the death benefit) or annuitization. (See “Premium Taxes.”)

4	The Annual Account Fee is waived if your Account Value is $100,000 or more on your Account Anniversary. (See “Account Fee.”)

5
All of the Variable Account Annual Expenses, except for the charges for optional living benefits, are assessed as a percentage of average daily net Variable Account assets. The charge for each optional living benefit is assessed on a quarterly basis.

6	The MAV optional death benefit is described under “DEATH BENEFIT.” It is currently available only if you are younger than age 75 on the Open Date.

7
The optional living benefits, and the fees for each of them, are described under “OPTIONAL LIVING BENEFITS.” Only one optional living benefit can be in effect under your Contract at any time. The fee for the optional living benefit is assessed and deducted quarterly based upon your Withdrawal Benefit Base on the last day of the Account Quarter. Different fees may apply depending on whether you have elected single-life or joint-life coverage. On the Issue Date, your Withdrawal Benefit Base is equal to your initial Purchase Payment and is, thereafter, subject to certain adjustments. We reserve the right to increase or decrease the percentage rate used to calculate the fee for each living benefit at any time but, in no event, will the rate ever exceed the maximum annual rate of 1.95% for joint-life, or 1.75% for single-life, coverage. The current annual rates and maximum annual rates used to calculate the fee for each optional living benefit are shown in the chart under “Charges for Optional Benefits.”

8	The Withdrawal Benefit Base is equal to your initial Purchase Payment, and is, thereafter, subject to certain adjustments. (See “Withdrawal Benefit Base” under “OPTIONAL LIVING BENEFITS.”)

9
This amount assumes that MAV (0.40%) was selected and that an optional living benefit with joint-life coverage (1.95%) was also selected (in addition to the 1.05% Mortality and Expense Risk Charge, the 0.15% Administrative Expense Charge, and the 0.15% Distribution Fee). It also assumes that the living benefit’s initial Withdrawal Benefit Base is equal to the initial Purchase Payment. If the Withdrawal Benefit Base changes, the charge for your optional living benefit and your Total Variable Account Annual Expenses would be higher or lower.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your Contract combines the features producing the highest maximum charges, including the MAV optional death benefit and an optional living benefit with joint-life coverage. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. For purposes of converting the Annual Account Fee to a percentage, the Example assumes an average Contract size of $50,000. In addition, this Example assumes no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$1,236	$2,299	$3,329	$6,118

(2)	If you annuitize your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$561	$1,721	$2,928	$6,118

(3)	If you do not surrender your Contract:

1 year	3 years	5 years	10 years

$561	$1,721	$2,928	$6,118

The fee table and Example should not be considered a representation of past or future expenses and charges of the Sub-Accounts. Your actual expenses may be greater or less than those shown. The Example does not include the deduction of state premium taxes, which may be assessed upon full surrender, death or annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds. If these arrangements were taken into consideration, the expenses shown would be lower. Similarly, the 5% annual rate of return assumed in the Example is not intended to be representative of past or future investment performance. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

For information concerning compensation paid for the sale of the Contracts, see “DISTRIBUTION OF THE CONTRACT.”

CONDENSED FINANCIAL INFORMATION

Historical information about the value of the units we use to measure the variable portion of your Contract (“Variable Accumulation Units”) is included in the back of this Prospectus as “Appendix G - CONDENSED FINANCIAL INFORMATION.”

THE ANNUITY CONTRACT

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F (the “Variable Account”) offer the Contract to groups and individuals for use in connection with their retirement plans. Annuities are long-term investment vehicles designed for retirement planning, and are not suitable for short-term investing or speculation. Persons wishing to employ such strategies should not purchase a Contract. The Contract is available on a group basis and, in certain states, may be available on an individual basis. We issue an Individual Contract directly to the individual Participant of the Contract. We issue a Group Contract to the Owner, covering all individuals participating under the Group Contract; each individual receives a Certificate that evidences his or her participation under the Group Contract.

In this Prospectus, unless we state otherwise, we refer to both the owners of Individual Contracts and participating individuals under Group Contracts as “Participants” and we address all Participants as “you”; we use the term “Contracts” to include Individual Contracts, Group Contracts, and Certificates issued under Group Contracts. For the purpose of determining benefits under both Individual Contracts and Group Contracts, we establish an Account for each Participant, which we will refer to as “your” Account or a “Participant Account.”

Your Contract provides certain features that may benefit you in retirement planning.

•
It has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you make Purchase Payments under the Contract and allocate them to one or more of the Variable Account options or the Fixed Account options available through our DCA program. During the Income Phase, we make annuity payments based on the amount you have accumulated. Annuity payments can be fixed or variable. When you choose variable options, you assume the investment risk. When you choose fixed options, we assume the investment risk.

•
It also has tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. However, if you purchase your Contract in connection with a tax-qualified plan, your purchase should be made for reasons other than tax-deferral. Tax-qualified plans provide tax-deferral without the need for purchasing an annuity contract.

•	It provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by electing the optional death benefit for an additional charge.

•	If you so elect, during the Income Phase, it provides annuity payments to you or someone else for life or for another period that you choose.

The Contract is designed for use in connection with personal retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or non-trusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as “Qualified Contracts,” and all other Contracts as “Non-Qualified Contracts.” A qualified retirement plan generally provides tax-deferral regardless of whether the plan invests in an annuity contract. A decision to purchase an annuity contract should not be based on the assumption that the purchase of an annuity contract is necessary to obtain tax-deferral benefits under a qualified retirement plan.

You should work with your registered representative to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

COMMUNICATING TO US ABOUT YOUR CONTRACT

You may submit transaction requests or otherwise communicate with us in writing or by telephone. All materials mailed to us, including Purchase Payments, must be sent to our mailing address as set forth at the beginning of this Prospectus. For all telephone communications, you must call (800) 752-7216. In addition, the authorized registered representative of the broker-dealer of record may submit transfer requests on your behalf in writing, by telephone, or over the Internet on our broker website. To use the broker website, the registered representative must first consent to our online terms of use. (See “Requests for Transfers” under “Transfer Privilege.”)

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them, in good order, at our mailing address or at (800) 752-7216. However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions, to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after the close of regular trading on the New York Stock Exchange, which is normally 4:00 p.m., Eastern Time. In some cases, receipt of requests for financial transactions by the broker-dealer of record will be deemed to be constructive receipt by us. This would include only cases where we have a specific agreement with the broker-dealer that provides for this treatment and the broker-dealer electronically forwards to us the request promptly after the end of the Business Day on which it receives the request in good order. In such cases, financial transactions received by us in good order will be priced that Business Day, provided the broker-dealer received the request before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. For information about whether we have this type of arrangement with your broker-dealer, you may call us at the above number.

Certain methods of contacting us, such as by telephone or over the Internet, may be unavailable or delayed. Any computer or telephone system (including yours, ours, and your registered representative’s) can experience delays or outages that may delay or prevent us from processing your request. While we have taken reasonable precautions to allow our systems to accommodate heavy usage, we do not guarantee access or reliability under all circumstances. If you experience delays or an outage, you may submit your request to us in writing to our mailing address, as set forth at the beginning of this Prospectus.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

Electronic Account Information

Contract Owners may elect to receive prospectuses, transaction confirmations, reports and other communications in electronic format, instead of receiving paper copies of these documents. To enroll in this optional electronic delivery service Contract Owners must register and log on to our Internet customer website at https://customerlink.sunlife-usa.com which can be reached directly or via www.delawarelife.com. First-time users of this website can enroll in this electronic delivery service by selecting “eDeliver Documents” when registering to use the website. If you are already a registered user of this website, you can enroll in the electronic delivery service by logging on to your account and selecting “eDeliver Documents” on the “Update Profile” page. The electronic delivery service is subject to various terms and conditions, including a requirement that you promptly notify us of any change in your e-mail address, in order to avoid any disruption of deliveries to you. You may obtain more information and assistance at the above-mentioned internet location or by writing us at our mailing address or by telephone at (800) 752-7216.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

We are a stock life insurance company incorporated under the laws of the State of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. The address for our Executive Office is 96 Worcester Street, Wellesley Hills, Massachusetts 02481.

Our parent is Delaware Life Holdings, LLC (“Delware Life”), a limited liability company organized under the laws of the State of Delaware on December 12, 2012. Delaware Life is ultimately controlled by Todd L. Boehly and Mark R. Walter.

Delaware Life acquired the Company from Sun Life Financial, Inc. in August of 2013. The Company is no longer affiliated with Sun Life Financial, Inc., and the Sun Life names and marks are used under license. In accordance with the Company’s change of ownership, we expect the Company to change its name from “Sun Life Assurance Company of Canada (U.S.)” to “Delaware Life Insurance Company” during 2014.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity contracts that we offer. These other products may have features, benefits and charges that are different from those under the Contract.

Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contract and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. The assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct. All obligations arising under a Contract, including the promise to make annuity payments, and the optional living benefit and death benefit guarantees, are general corporate obligations of the Company and, as such, are subject to the claims of the Company’s creditors.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund. All amounts allocated by you to a Sub-Account will be used to purchase Fund shares at their net asset value. Any and all distributions made by the Funds with respect to the shares held by the Variable Account will be reinvested to purchase additional Fund shares at their net asset value. Deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses, optional benefits, and any applicable taxes will, in effect, be made by redeeming the number of Fund shares at their net asset value equal in total value to the amount to be deducted. The Variable Account will be fully invested in Fund shares at all times.

VARIABLE ACCOUNT OPTIONS: THE FUNDS

The Contract offers Sub-Accounts that invest in a number of Fund investment options. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund.

Large-Cap Equity Funds	Emerging Markets Equity Funds
Columbia Variable Portfolio- Marsico Growth Fund, Class 2	Lazard Retirement Emerging Markets Equity Portfolio, Service Class
Fidelity® Contrafund® Portfolio, Service Class 2	MFS® Emerging Markets Equity Portfolio, Service Class
(of Variable Insurance Products Fund II)4	Specialty Sector Equity Fund
Franklin Mutual Shares VIP Fund, Class 47	MFS® Utilities Portfolio, Service Class
Huntington VA Dividend Capture Fund2	Specialty Sector Commodity Funds
Huntington VA Growth Fund2,12	Huntington VA Real Strategies Fund2,12
Huntington VA Income Equity Fund2,13	PIMCO CommodityRealReturn® Strategy Portfolio, Advisor Class
Invesco V.I. Comstock Fund, Series II	Real Estate Equity Fund
JPMorgan Insurance Trust U.S. Equity Portfolio, Class 2	MFS® Global Real Estate Portfolio, Service Class
Lord Abbett Series Fund - Fundamental Equity Portfolio, Class VC	Asset Allocation Funds
MFS® Core Equity Portfolio, Service Class	AllianceBernstein Balanced Wealth Strategy Portfolio, Class B
MFS® Growth Series, Service Class	AllianceBernstein Dynamic Asset Allocation Portfolio, Class B
MFS® Research Series, Service Class	BlackRock Global Allocation V.I. Fund, Class III
MFS® Value Portfolio, Service Class	Fidelity® Balanced Portfolio, Service Class 2
MFS® Value Series, Service Class	(of Variable Insurance Products Fund III)4
Putnam VT Equity Income Fund, Class IB	Franklin Income VIP Fund, Class 48
Universal Institutional Funds, Inc. - Growth Portfolio, Class II5	Huntington VA Balanced Fund1,2,12
Mid-Cap Equity Funds	Invesco V.I. Equity and Income Fund, Series II
Fidelity® Mid Cap Portfolio, Service Class 2	MFS® Conservative Allocation Portfolio, Service Class1
(of Variable Insurance Products Fund III)4	MFS® Global Tactical Allocation Portfolio, Service Class
Huntington VA Mid Corp America Fund2,14	MFS® Growth Allocation Portfolio, Service Class1
Invesco V.I. American Value Fund, Series II	MFS® Moderate Allocation Portfolio, Service Class1
Lord Abbett Series Fund - Growth Opportunities Portfolio, Class VC	MFS® Total Return Series, Service Class
MFS® Mid Cap Growth Series , Service Class	PIMCO All Asset Portfolio, Advisor Class1
MFS® Mid Cap Value Portfolio , Service Class	PIMCO Global Multi-Asset Managed Allocation Portfolio, Advisor
Universal Institutional Funds, Inc. - Mid Cap Growth Portfolio, Class II5	Class1,15
Small -Mid-Cap Equity Fund	Putnam VT Absolute Return 500 Fund, Class IB
AllianceBernstein Small/Mid Cap Value Portfolio, Class B	Money Market Fund
Small-Cap Equity Funds	MFS® Money Market Portfolio, Service Class16
Franklin Small Cap Value VIP Fund, Class 49	Global Bond Fund
Huntington VA Situs Fund2	Templeton Global Bond VIP Fund, Class 410
MFS® Blended Research Small Cap Equity Portfolio, Service Class	Short-Term Bond Fund
MFS® New Discovery Series, Service Class	MFS® Limited Maturity Portfolio, Service Class
MFS® New Discovery Value Portfolio, Service Class	Intermediate-Term Bond Funds
International/Global Equity Funds	Huntington VA Mortgage Securities Fund2,12
Huntington VA International Equity Fund2	JPMorgan Insurance Trust Core Bond Portfolio, Class 2
Huntington VA Rotating Markets Fund2,12	MFS® Government Securities Portfolio, Service Class
Invesco V.I. International Growth Fund, Series II	MFS® Research Bond Series, Service Class
MFS® International Growth Portfolio, Service Class	Wells Fargo Variable Trust - VT Total Return Bond Fund, Class 26
MFS® International Value Portfolio, Service Class	Inflation Adjusted Bond Fund
MFS® Research International Portfolio, Service Class	MFS® Inflation-Adjusted Bond Portfolio, Service Class
Oppenheimer Global Fund/VA, Service Shares	Multi-Sector Bond Fund
PIMCO EqS Pathfinder Portfolio, Advisor Class	Franklin Strategic Income VIP Fund, Class 411
International/Global Small/Mid-Cap Equity Fund	High Yield Bond Fund
First Eagle Overseas Variable Fund3	MFS® High Yield Portfolio, Service Class
Emerging Markets Bond Fund
PIMCO Emerging Markets Bond Portfolio, Advisor Class

1
This Fund is a fund-of-funds, which invests substantially all of its assets in shares of other mutual funds. This Fund may be more expensive than other Funds available under your Contract, as a fund-of-funds indirectly pays a portion of the management fees and other expenses incurred by the underlying mutual funds in which it invests. As a result, you will bear, directly, the expenses of the Fund and, indirectly, a portion of the expenses of the underlying funds. These expenses reduce the investment returns of both the Fund and the underlying funds.

2	Only available if you purchased your Contract through a Huntington Bank representative. These Funds do not have different share classes.
3	First Eagle Overseas Variable Fund does not have different share classes.
4
In marketing materials and other documents, the Fidelity® funds may be referred to as follows: Fidelity® VIP Contrafund® Portfolio, Fidelity® VIP Mid Cap Portfolio, and Fidelity® VIP Balanced Portfolio.

5	In marketing materials and other documents, the Universal Institutional Funds may be referred to as Morgan Stanley UIF Mid Cap Growth Portfolio and Morgan Stanley UIF Growth Portfolio.
6	In marketing materials and other documents, the Wells Fargo Variable Trust - VT Total Return Bond Fund may be referred to as Wells Fargo Advantage VT Total Return Bond Fund.
7	Formerly Mutual Shares Securities Fund.
8	Formerly Franklin Income Securities Fund.
9	Formerly Franklin Small Cap Value Securities Fund.
10	Formerly Templeton Global Bond Securities Fund.
11	Formerly Franklin Strategic Income Securities Fund.
12	This Fund will be closed to all new and subsequent investment as of the close of business on May 15, 2014. The Fund will be liquidated on or about May 16, 2014.
13	This Fund is scheduled to be reorganized into the Huntington VA Dividend Capture Fund on or about June 20, 2014.
14	This Fund is scheduled to be reorganized into the Huntington VA Situs Fund on or about June 20, 2014.
15	Formerly PIMCO Global Multi-Asset Portfolio.
16
There is no assurance that this Fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset based separate account charges, the yield on this investment account may become low and possibly negative.

AllianceBernstein L.P. advises the AllianceBernstein Portfolios. BlackRock Advisors, LLC advises BlackRock Global Allocation V.I. Fund (sub-advised by BlackRock Investment Management, LLC and BlackRock International Limited). Columbia Management Investment Advisers, LLC, advises the Columbia Variable Portfolio (sub-advised by Marsico Capital Management, LLC). Fidelity® Management & Research Company advises the Fidelity® VIP Portfolios; Fidelity® VIP Contrafund® Portfolio and Fidelity® VIP Mid Cap Portfolio (sub-advised by FMR Co. Inc. and other investment advisers); and Fidelity® VIP Balanced Portfolio (sub-advised by Fidelity Investments Money Management, Inc., FMR Co. Inc., and other investment advisers). First Eagle Investment Management, LLC advises First Eagle Overseas Variable Fund. Franklin Advisers, Inc. advises Franklin Income VIP Fund, Franklin Strategic Income VIP Fund, and Templeton Global Bond VIP Fund. Franklin Advisory Services, LLC advises Franklin Small Cap Value VIP Fund. Franklin Mutual Advisers, LLC advises Franklin Mutual Shares VIP Fund. Huntington Asset Advisors, Inc., advises the Huntington VA Funds. Invesco Advisers, Inc. advises the Invesco Funds. J.P. Morgan Investment Management Inc. advises the JPMorgan Portfolios. Lazard Asset Management LLC advises Lazard Retirement Portfolio. Lord, Abbett & Co. LLC advises the Lord Abbett Portfolios. Massachusetts Financial Services Company advises the MFS® Portfolios and the MFS® Series. Morgan Stanley Investment Management Inc. advises The Universal Institutional Funds, Inc. Portfolios. OFI  Global Asset Management, Inc. advises the Oppenheimer Fund. Pacific Investment Management Company LLC advises the PIMCO Portfolios; PIMCO All Asset Portfolio (sub-advised by Research Affiliates, LLC). Putnam Investment Management, LLC advises the Putnam Funds. Wells Fargo Funds Management, LLC advises the Wells Fargo Variable Trust Fund (sub-advised by Wells Capital Management Incorporated).

More comprehensive information about the Funds, including a discussion of their management, investment objectives, expenses, and potential risks, is found in the current prospectuses for the Funds (the “Fund Prospectuses”). The Fund Prospectuses should be read in conjunction with this Prospectus before you invest. A copy of each Fund Prospectus, as well as each Fund’s Statement of Additional Information, may be obtained without charge by calling us at (800) 752-7216 or by writing to Sun Life Assurance Company of Canada (U.S.), P.O. Box 9133, Wellesley Hills, Massachusetts 02481.

The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Participants and Payees and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Participants and Payees, including withdrawal of the Variable Account from participation in the underlying Funds which are involved in the conflict or substitution of shares of other Funds.

Certain Funds may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets. The cost of these hedging strategies could limit the upside participation of the Fund in rising equity markets relative to other Funds. You should consult with your registered representative to determine which combination of investment choices is appropriate for you.

Certain of the investment advisers, transfer agents, or underwriters to the Funds may reimburse us for administrative costs in connection with administering the Funds as options under the Contracts. These amounts are not charged to the Funds or Participants, but are paid from assets of the advisers, transfer agents, or underwriters.

Certain publicly available mutual funds may have similar investment goals and principal investment policies and risks as one or more of the Funds, and may be managed by a Fund’s portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios, and cash flows.

Selection of Funds

The Funds offered through the Contract are selected by the Company. We review the Funds periodically and may remove a Fund or limit its availability to new Purchase Payments and/or transfers of Account Value if we determine that a Fund no longer satisfies one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Contract Owners. We do not recommend or endorse any particular fund, and we do not provide investment advice. You bear the risk of any decline in your Account Value resulting from the performance of the Funds you have chosen.

We may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of a Fund with our hedging strategy, the strength of an adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the Fund or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the Fund can provide marketing and distribution support for the sale of the Contracts. Accordingly, we may receive compensation from an investment adviser, distributor and/or affiliates(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the investment options. These amounts, which may vary by adviser, are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. In addition, the Company or the principal underwriter of the Contracts may receive 12b-1 fees (fees which may be levied against the total balance of a mutual fund’s assets and may be used to pay marketing and brokerage expenses of the Fund) deducted from certain Fund assets attributable to the Contract for providing distribution and shareholder support services to some investment options.

THE FIXED ACCOUNT OPTIONS: THE DCA PERIODS

The Fixed Account is made up of all the general assets of the Company (referred to as the “general account”) other than those allocated to any separate account. Amounts you allocate to the DCA program under either the 6-month DCA Period or the 12-month DCA Period, become part of the Fixed Account. (See “Other Programs.”) These general account assets are available to support our insurance and annuity obligations other than those funded by the Variable Account. Any guarantees under the Contract that exceed your Variable Account Value, such as those with any optional living benefit and any death benefit, are paid from our general account (and not the Variable Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of Variable Account Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. We issue other types of insurance policies and financial products as well, and we pay our obligations under those products from our assets in the general account. The general account is subject to claims of creditors made on the assets of the Company.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e., rated by a nationally recognized rating service within the four highest grades) or instruments we believe are of comparable quality.

We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

Money allocated to a DCA Period earns interest at a Guaranteed Interest Rate. We determine Guaranteed Interest Rates at our discretion. Our determination will be influenced by the interest rates we earn on our fixed income investments as well as other factors, including regulatory and tax requirements, sales commissions, administrative expenses, general economic trends, and competitive factors. You can find out about our current Guaranteed Interest Rates by calling us at (800) 752-7216.

THE ACCUMULATION PHASE

During the Accumulation Phase of your Contract, you make Purchase Payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or if the “Covered Person” dies before the Annuity Commencement Date.

Issuing Your Contract

We “open” the Contract on the Business Day when we receive your Application at our mailing address shown on the first page of this Prospectus. We refer to this date as the “Open Date.” We “issue” your Contract on the day we apply your initial Purchase Payment, when your Application is “in good order.” An Application is in good order when we have received all the information necessary to complete it. We refer to this date as the “Issue Date.”

We determine your eligibility for purchasing a Contract and your eligibility for electing the optional death benefit and an optional living benefit based upon the ages of all Owners and Annuitants on the Open Date.

We will credit your initial Purchase Payment to your Account within two Business Days of receiving your completed Application, in good order. If your Application is not in good order, we will notify you. If we do not have the necessary information to complete the Application within five Business Days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is in good order. Once the Application is in good order, we will then apply your Purchase Payment within two Business Days.

Amount and Frequency of Purchase Payments

The amount of Purchase Payments may vary. However, we will not accept an initial Purchase Payment of less than $10,000 or the maximum annual Individual Retirement Annuity (“IRA”) contribution, unless we waive these limits. Although there is currently no minimum amount for additional Purchase Payments, we reserve the right to limit each additional Purchase Payment to at least $1,000. In addition, unless we have given our prior approval, we will not accept a Purchase Payment if your Account Value is over $2 million, or if the Purchase Payment would cause your Account Value to exceed $2 million. We reserve the right to refuse Purchase Payments received more than five years after your Issue Date or after your 70th birthday, whichever is later. We will notify you of any change in writing prior to its effectiveness. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase. Additional restrictions may apply if you purchased an optional living benefit. If you are participating in an optional living benefit, you may be limited in the amount and timing of Purchase Payments you can make. (See “OPTIONAL LIVING BENEFITS.”)

Allocation of Net Purchase Payments

You may allocate your Purchase Payments among the different Sub-Accounts and DCA Periods currently available. However, we reserve the right to limit any allocation to a DCA Period to at least $1,000. We will notify you of any change in writing prior to its effectiveness.

In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or DCA Period. These percentages are called your allocation factors. You may change the allocation factors for future Purchase Payments by sending us notice of the change as required. We will use your new allocation factors for Purchase Payments we receive with or after we have received notice of the change until we receive another change notice.

Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments. (See “Premium Taxes.”) In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

Your Account

When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

Your Account Value

Your Account Value is the sum of the value of the two components of your Contract: the Variable Account portion of your Contract (“Variable Account Value”) and the Fixed Account portion of your Contract (“Fixed Account Value”). These two components are calculated separately, as described under “Variable Account Value” and “Fixed Account Value.”

Variable Account Value

Variable Accumulation Units

In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is generally 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) Each day we make a valuation is called a “Business Day.” The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a “Valuation Period.” On days other than Business Days, the value of a Variable Accumulation Unit does not change.

To measure these values, we use a factor, which we call the Net Investment Factor, which represents the net return on the Sub-Account’s assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account’s Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing (1) the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period, by (2) the net asset value per share of the Fund share at the end of the previous Valuation Period; then, for each day in the Valuation Period, we deduct a factor representing the asset-based insurance charges (the mortality and expense risk charge, the administrative expense charge, and the distribution fee) plus any applicable asset-based charge for an optional benefit.

For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

Crediting and Canceling Variable Accumulation Units

When we receive an allocation to a Sub-Account, either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

Fixed Account Value

Your Fixed Account Value is the sum of all amounts allocated to the Fixed Account options available under our DCA program, plus interest credited on those amounts, minus withdrawals, transfers out of DCA Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

We credit interest on amounts allocated to the Fixed Account at the applicable Guaranteed Interest Rate for the duration of the DCA Period you elect. While you are participating in the DCA program, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis. You can find out about our current Guaranteed Interest Rates by calling us at (800) 752-7216.

Transfer Privilege

Permitted Transfers

During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts then available, subject to the following restrictions:

•	you may not make more than 12 transfers in any Account Year;

•	at least 6 days must elapse between transfers to and from the Sub-Accounts;

•	transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds; and

•	we impose additional restrictions on market timers, which are further described below. (See “Short-Term Trading.”)

These restrictions do not apply to transfers made under any optional program. (See “Other Programs.”) Additional restrictions apply to transfers made under any of the optional living benefits.

We reserve the right to waive these restrictions and exceptions at any time, as discussed under “Short-Term Trading,” or to change them. Any change will be applied uniformly. We will notify you of any change prior to its effectiveness.

There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. We will notify you of any change in writing prior to its effectiveness. Under current law, there is no tax liability for transfers.

Requests for Transfers

You, your authorized registered representative of the broker-dealer of record, or another authorized third party may request transfers in writing or by telephone. Registered representatives of broker-dealer firms that have entered into selling agreements with us may, on behalf of their clients, submit transfer requests electronically over the Internet on our broker website. To use this electronic transfer service, a registered representative must agree to our online terms of use. You can contact us by telephone at (800) 752-7216 to identify broker-dealers with registered representatives that use this service.

If a written, telephone, or electronic transfer request is received in good order before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m., the transfer will be priced that day. The telephone transfer privilege is available automatically during regular business hours before 4:00 p.m. Eastern Time, and does not require your written election. We have established procedures reasonably designed to confirm that instructions communicated to us by telephone or electronically are genuine. These procedures may require any person requesting a transfer made by telephone or electronically to provide personal identifying information. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

We reserve the right to deny any and all transfer requests made by telephone or electronically and to require that certain transfer requests be submitted in writing. A transfer request may be denied if it is not in good order or if it does not comply with the terms of our short-term trading policy or the trading policy of a fund involved in the transfer. If an electronic or a telephone transfer request is denied, we will immediately notify you and your authorized registered representative.

We also reserve the right to suspend, modify, restrict, or terminate the telephone or electronic transfer privilege at any time. Your ability (or the ability of your authorized registered representative or another authorized third party) to request transfers by telephone and/or electronically may also be limited due to circumstances beyond our control, such as during system outages or periods of high volume.

A transfer request will be priced at the Variable Accumulation Unit value next determined at the close of the Business Day if we receive your transfer request, in good order, before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be priced on the next Business Day.

Certain transfer requests may result in the modification or cancellation of one or more of the Contract’s optional programs or features that require, or are based on, specific allocations among the available Sub-Accounts or DCA Periods as described more particularly elsewhere in this Prospectus and in Appendix F.

No more than one transfer request of Account Values may be made on the same Business Day regardless of whether the request is made by you, your authorized registered representative, or another authorized third party, and regardless of whether the request is submitted in writing, by telephone, or electronically. The Company has established reasonable procedures for handling multiple transfer requests received on the same Business Day, including processing the first transfer request received in good order on a Business Day (unless otherwise cancelled in accordance with the cancellation procedures described in the next paragraph).

You, your authorized registered representative, or another authorized third party may cancel a transfer request by contacting us by telephone at (800) 752-7216 before the end of the Business Day during which the transfer request was submitted. We may also permit your authorized registered representative to request cancellation of a transfer request electronically over the Internet, provided we receive the electronic request before the end of the Business Day during which the transfer request was submitted.

Short-Term Trading

The Contracts are not designed for short-term trading. If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Participants and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Participants or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to the Participants. Short-term trading can increase costs for all Participants as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies.

The Company has policies and procedures to limit the number and frequency of transfers of Account Value. The Company also reserves the right to charge a fee for transfers to discourage frequent trading. In no event will the total charge assessed in connection with a transfer, that includes this fee as well as any charge that we may assess on a permitted transfer of Account Value among Sub-Accounts (see “Permitted Transfers,” above), exceed the maximum fee per transfer presented in the table of “Contract Owner Transaction Expenses” under “FEES AND EXPENSES” in this Prospectus.

Short-term trading activities whether by the Participant or a third party authorized to initiate transfer requests on behalf of Participant(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under “Permitted Transfers,” such as requiring transfer requests to be submitted in writing through regular first-class U.S. mail (e.g., no overnight, priority or courier delivery allowed) and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We impose additional administrative restrictions on third parties that engage in transfers of Account Values on behalf of multiple Participants at one time. Specifically, we limit the form of such large group transfers to fax or mail delivery only, require the third party to provide us with advance notice of any possible large group transfer so that we can have additional staff ready to process the request, and require that the amount transferred out of a Sub-Account for each Participant be equal to 100% of that Participant’s value in the Sub-Account. In the last situation, we will not transfer any of the Sub-Account value. Instead, we will deem the request not in good order and immediately notify you.

We will provide you written notification of any restrictions imposed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund, in the following instances:

•	when a new broker of record is designated for the Contract;

•	when the Participant changes;

•	when control of the Contract passes to the designated beneficiary upon the death of the Participant or Annuitant;

•	when necessary in our view to avoid hardship to a Participant; or

•	when underlying Funds are dissolved, merged, or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Participants to certain risks. The short-term trading could increase costs for all Participants as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies. We uniformly apply the short-term trading policy and the permitted waivers of that policy to all Contracts. If we did not do so, some Participants could experience a different application of the policy and therefore may be treated unfairly. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

Funds’ Shareholder Trading Policies

In addition to the restrictions that we impose (as described under “Permitted Transfers” and “Short-Term Trading”), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Fund’s shares. These policies (the “Funds’ Shareholder Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund. The Funds’ Shareholder Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their Shareholder Trading Policies from time to time.

We are legally obligated to provide (at the Funds’ request) information about each amount you cause to be deposited into a Fund (including by way of Purchase Payments and transfers under your Contract) or removed from the Fund (including by way of withdrawals and transfers under your Contract). If a Fund identifies you as having violated the Fund’s Shareholder Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by you (or a third party acting on your behalf) in respect of that Fund. Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if you do not comply with any Fund’s Shareholder Trading Policies, you (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund or directing any transfers or other exchanges involving that Fund. You should review and comply with each Fund’s Shareholder Trading Policies, which are disclosed in the Funds’ current prospectuses.

Funds may differ significantly as to such matters as: (a) the amount, format, and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described under “Permitted Transfers” and under “Short-Term Trading.” Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, you could be deprived of potentially valuable flexibility to make transactions with respect to that Fund. For these and other reasons, we may disagree with the timing or substance of a Fund’s requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers. If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as a variable investment option.

Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates

In certain situations, we may reduce or waive the withdrawal charge or the annual Account Fee, credit additional amounts, grant special Guaranteed Interest Rates, or offer other options or benefits. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, certain sales of larger-sized Contracts (generally, Contracts that have our approval to exceed $2 million in Account Value), and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions (“Eligible Employees”) and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see “WITHDRAWALS AND WITHDRAWAL CHARGES.”

If your Purchase Payments or Account Value exceeds $1 million on your Account Anniversary, an amount equal to 0.15% of your Account Value will be credited to your Account on that date and on every subsequent Account Anniversary during the Accumulation Phase. The 0.15% credit is not a Purchase Payment and therefore no withdrawal charges are directly associated with the credit. This credit will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts. It also immediately increases your Account Value and, as a result, other values may be affected. For example:

•	An increase in your Account Value may also result in your Account Value becoming the greatest amount payable under the basic death benefit.

•	If you are participating in an optional living benefit, the increase in your Account Value may cause a step-up of your Withdrawal Benefit Base.

•	This credit is considered earnings and, as such, it is factored into the calculation of your free withdrawal amount.

This credit is paid out of our general account and is the result of cost savings that we expect on Contracts over $1 million.

Other Programs

You may participate in any of the following optional programs free of charge. Transfers made pursuant to the provisions of the following optional programs will not be charged a transfer fee, nor will such transfers count as one of the 12 transfers per year allowed under the section entitled “Transfer Privilege.” If you have elected to participate in an optional living benefit or the optional death benefit, certain restrictions may affect the operation or availability of these programs as discussed in more detail under each specific program below.

We reserve the right to terminate each of these programs. You may also terminate your participation in any of these programs at any time.

Dollar-Cost Averaging (“DCA”) Program

You may elect to participate in the DCA program, at no extra charge, when you make any Purchase Payment to your Account prior to your Maximum Annuity Commencement Date. If you have elected SIR III, your ability to make Purchase Payments into the DCA program will end after your first Account Anniversary. If you have elected SIM or SIM Plus, you can make additional Purchase Payments into the DCA program at any time. However, under SIM and SIM Plus, we reserve the right not to accept any additional Purchase Payments into the DCA program, and any Purchase Payments after the first Account Anniversary may not exceed $50,000 per Account Year without our prior approval.

The DCA program allows you to invest gradually over time by allocating all or a portion of your Purchase Payment to a 6-month DCA Period or 12-month DCA Period. At regular time intervals, we will automatically transfer a portion of your Fixed Account Value to one or more Sub-Accounts that you choose. The program continues until your Fixed Account Value is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned.

Amounts allocated to a DCA Period under the program will earn interest at a rate declared by the Company for the DCA Period you elect. Amounts invested in a Sub-Account may not be transferred to a DCA Period. If you elected to participate in the DCA program when you purchased your Contract, then all future Purchase Payments will be allocated to the DCA program, unless you specify otherwise. Any allocation of a new Purchase Payment to the DCA program will be treated as commencing a new DCA Period.

The main objective of the DCA program is to minimize the impact of short-term price fluctuations on Account Value. In general, since you transfer the same dollar amount to the variable investment options at set intervals, the DCA program allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. The DCA program allows you to take advantage of market fluctuations. However, it is important to understand that the DCA program does not insure a profit or protect against loss in a declining market.

Asset Allocation

One or more asset allocation models may be available in connection with the Contract, at no extra charge. You may elect to participate in an asset allocation model at any time prior to your Maximum Annuity Commencement Date as long as we are still offering asset allocation models. Asset allocation is the process of investing in different asset classes, such as equity funds, fixed income funds, and money market funds, depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

We have no discretionary authority or control over your investment decisions. We do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.

Our asset allocation program consists of one or more asset allocation models that we may make available from time to time. You may participate in only one model at a time. Each such asset allocation model represents a combination of Sub-Accounts with a different level of risk. Any asset allocation models, as well as the terms and conditions of this asset allocation program, are fully described in a separate brochure. You may request a copy of this brochure by calling us at (800) 752-7216. We may add or delete such models in the future.

Our asset allocation models are “static.” That is to say, if you elect an asset allocation model, we automatically rebalance your Account Value among the Sub-Accounts represented in the model you chose. While we will not alter the Sub-Account allocation percentages used in any asset allocation model, your asset allocation model and allocation weightings could be affected by mergers, liquidations, fund substitutions or closures.

You will not be provided with information regarding the periodic updates to models that we may offer to new Contract purchasers. Any new models will only be offered to Contracts opened on or after the date the new model goes into effect or to Contract Owners who elect an asset allocation model on or after that date. Contract Owners who have elected an existing asset allocation model will remain in that existing model and we will continue to rebalance their percentage allocations among the Sub-Accounts in that existing model. However, such Contract Owners may make an independent decision to change their asset allocations at any time. Investment alternatives, other than these asset allocation models, are available that may enable you to invest your Account Value with similar risk and return characteristics. You should consult your financial adviser periodically to consider whether any model you have selected is still appropriate for you.

Systematic Withdrawal Program

You may select our Systematic Withdrawal Program at any time prior to your Maximum Annuity Commencement Date. Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will process them automatically. They may also be included as income and subject to a 10% federal tax penalty as well as charges applicable on withdrawal. You should consult a qualified tax professional before choosing this option. We reserve the right to limit the election of this program to Contracts with a minimum Account Value of $10,000.

You are responsible for and may have to adjust the amount and timing of your systematic withdrawals to comply with amounts you are allowed to withdraw under an optional living benefit. For more detail regarding the amount that you may withdraw under your optional living benefit, please see “Annual Withdrawal Amount” and “Lifetime Withdrawal Percentage.”

Withdrawals may significantly reduce the death benefit amount under your Contract. (See “Calculating the Death Benefit.”)

You may change or stop this program at any time, by written notice to us or other means approved by us.

Portfolio Rebalancing Program

You may select our Portfolio Rebalancing Program at any time prior to your Maximum Annuity Commencement Date. Under this program, we transfer funds among all Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis. If you are participating in an optional living benefit, then, on a quarterly basis, we will automatically transfer your Account Value among the Designated Funds you have selected to maintain the percentage allocations you have chosen. (See “DESIGNATED FUNDS” and “BUILD YOUR OWN PORTFOLIO.”)

WITHDRAWALS AND WITHDRAWAL CHARGES

Cash Withdrawals

Requesting a Withdrawal

At any time during the Accumulation Phase, you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, other than a Systematic Withdrawal, you must send us a written request at our mailing address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

All withdrawals may be subject to a withdrawal charge. (See “Withdrawal Charge.”) Upon request, we will notify you of the amount we would pay in the event of a full withdrawal. Withdrawals also may have adverse federal income tax consequences, including a 10% penalty tax. (See “TAX PROVISIONS.”) You should carefully consider these tax consequences before requesting a cash withdrawal.

Full Withdrawals

If you request a full withdrawal, we calculate the amount we will pay you as follows:

•
first we determine your Account Value based on any Fixed Account Value in the DCA program and on the price next determined for each Sub-Account at the end of the Valuation Period during which we receive your withdrawal request;

•	we then deduct the Account Fee, if applicable; and finally,

•	we calculate and deduct any applicable withdrawal charge.

A full withdrawal results in the surrender of your Contract, cancellation of all rights and privileges under your Contract, and your optional living benefit will end.

Partial Withdrawals

When you request a partial withdrawal, you can ask to have any applicable charges deducted either from:

•	the amount of your partial withdrawal request (thereby reducing the amount you are to receive); or
•	your Account Value (thereby reducing your Account Value by the amount of your partial withdrawal request plus any applicable withdrawal charges).

If you make no specification, we will process your withdrawal request using the first option above. Please note: Under either option any applicable taxes will be deducted from the amount you receive.

You may specify the amount you want withdrawn from each Sub-Account and/or Fixed Account option to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro-rata, based on your Account Value at the end of the Valuation Period during which we receive your request. If you have elected “Build Your Own Portfolio,” withdrawals out of your portfolio model will be taken pro-rata from each of your selected Funds.

Withdrawals may significantly reduce any death benefit and/or living benefit amount. In calculating the amount payable under the living benefit or death benefit, we may reduce the benefit by an amount that is greater than the amount of the withdrawal, depending on the circumstances. Accordingly, you should refer to the more detailed discussions of the optional living benefits and the death benefits that appear elsewhere in this Prospectus for information about the effects that withdrawals will have on those benefits.

If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we reserve the right to treat it as a request for a full withdrawal (i.e., a surrender of your Contract).

Time of Payment

We will pay you the applicable amount of any full or partial withdrawal within seven days after we receive your withdrawal request, in good order, except in cases where we are permitted, and choose, to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:

●	when the New York Stock Exchange is closed (except weekends and holidays) or when the SEC determines trading on the New York Stock Exchange is restricted;

●
when the SEC determines that an emergency exists and that it is not reasonably practical (i) to dispose of securities held in the Variable Account or (ii) to determine the value of the net assets of the Variable Account;

●	when an SEC order permits us to defer payment for the protection of Participants; or

●	when mandated by applicable law.

If, pursuant to SEC rules, the MFS® Money Market Portfolio suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the Money Market Sub-Account until the Fund is liquidated. We also may defer payment of amounts you withdraw from the Fixed Account for up to six months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

If mandated under applicable law, we may be required to reject a Purchase Payment and/or block a Contract Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about you or your account to governmental regulators.

Withdrawal Restrictions for Qualified Plans

If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

Withdrawal Charge

We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a “contingent deferred sales charge”) on certain amounts you withdraw. We impose this charge primarily to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

Free Withdrawal Amount

In each Account Year you may withdraw a portion of your Account Value, which we call the “free withdrawal amount,” before incurring the withdrawal charge.

For the first Account Year, the free withdrawal amount is equal to 15% of the amount of all Purchase Payments you have made. For all other Account Years, the free withdrawal amount is equal to the greater of:

●	your Contract earnings (defined below) minus all withdrawals previously taken that were not subject to withdrawal charges, or

●
15% of the amount of all Purchase Payments made in the last seven Account Years (including the current Account Year), minus all withdrawals taken during the current Account Year that were not subject to withdrawal charges.

Your Contract earnings are determined according to the following formula:

(AV – PP) + WD

Where:

AV	=	Account Value on the business day prior to the day we receive your withdrawal request.
PP	=	All Purchase Payments.
WD	=	All withdrawals and withdrawal charges taken.

For an example of how we calculate the “free withdrawal amount,” see “APPENDIX C - CALCULATION OF FREE WITHDRAWAL AMOUNT.”

Order of Withdrawals

Each time you make a withdrawal, we consider the free withdrawal amount to be withdrawn first. If the amount you withdraw is in excess of your free withdrawal amount, then that excess will be subject to a withdrawal charge. We will withdraw the excess, in order, from your oldest remaining Purchase Payment to your most recent Purchase Payment. Each time you make a withdrawal, we will follow this procedure until all of your Purchase Payments have been withdrawn. Once all Purchase Payments are withdrawn, the balance withdrawn (which would include the 0.15% credit described under “Mortality and Expense Risk Charge”) is considered to be earnings and is not subject to a withdrawal charge.

Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the Purchase Payments you withdraw by a percentage. The percentage varies according to the number of Account Years the Purchase Payment has been held in your Account. Each Purchase Payment begins a new 7-year period and moves down the declining withdrawal charge scale as shown below at each Account Anniversary. If a Purchase Payment is withdrawn during the same Account Year as it was made, it will have an 8% withdrawal charge. On your next scheduled Account Anniversary, that Purchase Payment, along with any other Purchase Payments made during that same Account Year, will be considered to be in their second Account Year and will also have an 8% withdrawal charge. On the next Account Anniversary, these Purchase Payments will move into their third Account Year and will have a withdrawal charge of 7%. This withdrawal charge decreases according to the number of Account Years the Purchase Payment has been held in your Account. The withdrawal charge scale is as follows:

Number of Account Years Payment Has Been In Your Account	Withdrawal Charge
0-1	8%
1-2	8%
2-3	7%
3-4	6%
4-5	5%
5-6	4%
6-7	3%
7 or more	0%

The withdrawal charge will never be greater than 8% of an amount equal to your Account Value minus your “free withdrawal amount.” You may want to consider deferring a withdrawal because withdrawal charges decline the longer the Purchase Payment is held in your Account.

For a Group Contract, we may modify the withdrawal charges and limits, upon notice to the Owner of the Group Contract. However, any modification will apply only to Accounts established after the date of the modification.

For additional examples of how we calculate withdrawal charges, see “APPENDIX B - WITHDRAWAL CHARGE CALCULATIONS.”

Types of Withdrawals not Subject to Withdrawal Charge

Nursing Home Waiver

We will waive the withdrawal charge for a full withdrawal if:

●	the nursing home waiver is approved in the state of issue;

●	at least one year has passed since your Issue Date;

●	you are confined to an eligible nursing home and have been confined there for at least the preceding 180 days, or any shorter period required by your state; and

●	your confinement to an eligible nursing home began after your Issue Date.

An “eligible nursing home” means a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis and daily medical records are kept for each patient. You must provide us with evidence of confinement in the form we determine. To find out where the nursing home waiver is approved, you can call us at (800) 752-7216.

Minimum Distributions

For each Qualified Contract, the free withdrawal amount in any Account Year will be the greater of the free withdrawal amount described above or any amounts required to be withdrawn to comply with the minimum distribution requirement of the Internal Revenue Code. This waiver of the withdrawal charge applies only to the portion of the required minimum distribution attributable to that Qualified Contract.

Other Withdrawals

We do not impose withdrawal charges:
•	when you annuitize your Contract;
•	on amounts we pay as a death benefit;
•	on amounts you transfer among the Sub-Accounts; or
•	on any amounts transferred as part of an optional program.

CONTRACT CHARGES

Account Fee

During the Accumulation Phase of your Contract, we will deduct from your Account an annual Account Fee of $50 to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary. We deduct the Account Fee pro-rata from each Sub-Account and each Fixed Account option, based on the allocation of your Account Value on your Account Anniversary.

We will not charge the Account Fee if your Account Value is $100,000 or more on your Account Anniversary.

If you make a full withdrawal of your Account, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro-rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.

After the Annuity Commencement Date, we will deduct an annual Account Fee of $50 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

Administrative Expense Charge and Distribution Fee

We deduct an administrative expense charge from the assets of the Variable Account during both the Accumulation Phase and the Income Phase. During the Accumulation Phase, this charge is deducted at an annual effective rate equal to 0.15% of your average daily Variable Account Value. During the Income Phase, this charge is included as part of the total insurance charges deducted from Annuity Unit values. This charge is designed to reimburse us for expenses we incur in administering the Contracts, Participant Accounts and the Variable Account that are not covered by the annual Account Fee.

We also deduct a distribution fee from the assets of the Variable Account during both the Accumulation Phase and the Income Phase. During the Accumulation Phase, this fee is deducted at an annual effective rate equal to 0.15% of your average daily Variable Account Value. During the Income Phase, this fee is included as part of the total insurance charges deducted from Annuity Unit values. This charge is designed to reimburse us for the expenses associated with distributing and issuing the Contracts.

Depending on the amount of expenses that we incur, we expect that we may earn a profit from these charges. If so, we may use the profit for any proper corporate purpose, including paying any other expenses in connection with the Contracts or adding to our corporate surplus.

Mortality and Expense Risk Charge

During the Accumulation Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.05% of your average daily Variable Account Value.

We assume numerous mortality and expense risks under the Contracts. These risks include, but are not limited to: (1) the risk that arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live; (2) the risk that arises from our contractual obligation to pay a death benefit upon the death of the Participant prior to the Annuity Commencement Date, including in cases where the death benefit is greater than a Contract’s Account Value; (3) the risk that our cost of providing benefits according to the terms of the optional death benefit and any optional living benefits will exceed the amount of the charges we deduct for those optional benefits; and (4) the risk that the annual Account Fee, the administrative expense charge, and the distribution fee we assess under the Contract may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover our costs resulting from these and other mortality and expense risks, we will bear the loss. If, as we expect, the amount of the charge is more than sufficient to cover such costs, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contract. In setting the rate of this charge, we not only consider our expected mortality and expense risks, but also our objective to earn a profit from the Contracts, after all of the costs, expenses, credits, and benefits we expect to pay in connection with the Contracts.

During the Income Phase, we will deduct total insurance charges at an annual rate of 1.60% of your average daily Annuity Unit values. We will not deduct the mortality and expense risk charge; nor will we deduct the charges for any optional living benefit or the optional death benefit. The 1.60% charge, which includes an administrative expense charge and a distribution fee, compensates us for the risks and expenses associated with providing annuity payments during the Income Phase. The level of these total insurance charges (1.60%) is higher than the level of the total Variable Account annual expenses without optional benefits (maximum, 1.35%) deducted during the Accumulation Phase.

Charges for Optional Benefits

You may only elect one of the optional living benefits. If you elect an optional living benefit, we will deduct a fee from your Account Value on the last valuation day of each Account Quarter during the Accumulation Phase. The fee will be a percentage of the Withdrawal Benefit Base during the Account Year. (The Withdrawal Benefit Base is initially equal to your initial Purchase Payment, and thereafter is subject to certain adjustments.) (See “Withdrawal Benefit Base.”) The percentage rates that we use to determine these fees may change over time, but will not exceed the maximum annual rates shown in the following chart. The chart also shows the current annual rates for each optional living benefit. (For more information about this fee, please see “FEES AND EXPENSES.”)

	Single-Life Coverage		Joint-Life Coverage
	Current Annual Rate	Maximum Annual Rate	Current Annual Rate	Maximum Annual Rate
Sun Income Riser III	1.10%	1.75%	1.30%	1.95%
Sun Income Maximizer	1.10%	1.75%	1.30%	1.95%
Sun Income Maximizer Plus	1.25%	1.75%	1.45%	1.95%

If you elect the MAV optional death benefit, during the Accumulation Phase, we will deduct a daily charge at an effective annual rate of 0.40% of your average daily Variable Account Value. For more information about this charge, please see “FEES AND EXPENSES.” For more information about the calculation of this charge, please see “Variable Accumulation Unit Value” under “Variable Account Value.”

Premium Taxes

Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a qualified tax professional to find out if you could be subject to a premium tax and the amount of any tax.

In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

Fund Expenses

There are fees and expenses deducted from each Fund. These fees and expenses are described in the Fund prospectuses and related Statements of Additional Information.

Modification in the Case of Group Contracts

For Group Contracts, we may modify the annual Account Fee, the administrative expense charge and the mortality and expense risk charge upon notice to Participants. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

OPTIONAL LIVING BENEFITS

We offer a suite of optional living benefits that help protect your future income against market risk (that is, the risk that your investments may decline in value or underperform your expectations). Each living benefit provides lifetime income even if the Account Value declines to zero, provided that certain requirements are met. Note that, if your Account Value is reduced to zero prior to your Coverage Date (generally the Account Anniversary after you turn 59), then your Contract and your living benefit will end. This means that you could pay for a benefit that you never receive.

You may elect to participate in any one of the following optional living benefits (each, a “Living Benefit”):

●	Sun Income Riser® III (“SIR III”)
●	Sun Income MaximizerSM (“SIM”)
●	Sun Income MaximizerSM Plus (“SIM Plus”)

You can only elect one Living Benefit and that election must be made no later than the Issue Date. You will pay a fee for the Living Benefit that you elect. You may terminate a Living Benefit at any time. However, once terminated, a Living Benefit cannot be reinstated.

These Living Benefits are available only if you are 85 or younger on the Open Date. For SIM or SIM Plus all Contract Owners and Annuitants must be 21 or older on the Open Date. Important information about cost, restrictions, and availability of each Living Benefit is described more fully below. You should consult with tax and financial professionals to determine which of the Living Benefits is appropriate for you.

Living Benefits are designed to give you income for the rest of your life, regardless of investment performance. To determine the amount of lifetime income for which you are eligible, we consider two factors: your Withdrawal Benefit Base and your Lifetime Withdrawal Percentage. First, we set your Withdrawal Benefit Base to equal your initial Purchase Payment. We then determine your Lifetime Withdrawal Percentage, based on your age when you start taking withdrawals after your Coverage Date. The amount you can withdraw each Account Year equals your Annual Withdrawal Amount, which is your Lifetime Withdrawal Percentage multiplied by your Withdrawal Benefit Base. A Living Benefit gives you the opportunity, through Bonuses, step-ups, the Plus Factor (SIM Plus only), and the 200% Benefit Enhancement (SIM and SIM Plus only), to increase your Withdrawal Benefit Base and, therefore, your Annual Withdrawal Amount. See “Key Terms” for a better understanding of the Living Benefits before reading about them in more detail later in this Prospectus.

Key Terms

It is important to understand several key terms that are fundamental to the Living Benefits. These key terms are described in greater detail elsewhere in this Prospectus.

Annual Withdrawal Amount: an annual dollar amount calculated as a percentage of the Withdrawal Benefit Base beginning on the Coverage Date.

Bonus: an amount equal to 7% (for SIR III), and 8% (for SIM and SIM Plus only), of the Bonus Base credited to the Withdrawal Benefit Base in Account Years during the Bonus Period when no withdrawals are taken.

Bonus Base: the amount on which bonuses are calculated. The Bonus Base is set equal to your initial Purchase Payment, increased by any subsequent Purchase Payments and any “step-ups” (described below), and reduced proportionately by any Early Withdrawals and any Excess Withdrawals, and the One-Time Access Withdrawal (for SIM and SIM Plus only).

Bonus Period: a ten-year period beginning on the Issue Date and ending on your tenth Account Anniversary. For SIR III, this Bonus Period will renew at step-up. For SIM and SIM Plus, the Bonus Period is not renewable, and will end early if any withdrawal (other than the One-Time Access Withdrawal) is taken.

Coverage Date: your Issue Date if you are at least age 59; otherwise, the first Account Anniversary after you attain age 59. On this date, you will be eligible to begin receiving your Annual Withdrawal Amount, provided your Account Value is greater than zero.

Early Withdrawal: a withdrawal taken before the Coverage Date.

Excess Withdrawal: a withdrawal taken after the Coverage Date which, alone or when combined with any other withdrawals taken in the same Account Year, exceeds the Annual Withdrawal Amount (or, if greater, any required minimum distribution amount as defined under the Internal Revenue Code).

Lifetime Withdrawal Percentage: a percentage of the Withdrawal Benefit Base used to calculate the amount you can withdraw each Account Year. The percentage is determined based on your attained age at the time of your first withdrawal after the Coverage Date, unless the withdrawal is the One-Time Access Withdrawal (for SIM and SIM Plus only). Under each Living Benefit, a different Lifetime Withdrawal Percentage applies to specified age ranges. In all cases, the oldest age range corresponds to the highest percentage.

One-Time Access Withdrawal (for SIM and SIM Plus only): a withdrawal that will reduce your Withdrawal Benefit Base, your Bonus Base, and the amount eligible for the 200% Benefit Enhancement, but will not activate or lock-in your Lifetime Withdrawal Percentage or end your Bonus Period.

Plus Factor (for SIM Plus only): an annual increase of 2.5% to the Withdrawal Benefit Base on each Account Anniversary after the Coverage Date that is initiated if you have taken a withdrawal other than a One-Time Access Withdrawal.

200% Benefit Enhancement (for SIM and SIM Plus only): an amount equal to the sum of 200% of the total Purchase Payments made in the first Account Year and 100% of Purchase Payments made on or after the first Account Anniversary. This sum is reduced proportionately by the One-Time Access Withdrawal, if taken.

Withdrawal Benefit Base: the amount used to calculate (i) your Annual Withdrawal Amount and (ii) the cost of your Living Benefit described below.

When discussing the Living Benefits, the terms “you” and “your” refer to the oldest living Participant under single-life coverage or the younger spouse under joint-life coverage. In the case of a non-natural Participant, these terms refer to the oldest living Annuitant.

Description of the Living Benefits

Each Living Benefit provides you with (i) a guaranteed lifetime withdrawal benefit and (ii) an opportunity to increase the amount of that benefit each year, if you meet certain requirements. First, you must allocate 100% of your Account Value in designated investment choices that are designed to help manage our risk and to support the guarantees under the Living Benefit. Second, after your Coverage Date, you must limit your total withdrawals in each year that a Living Benefit is in effect to an amount no greater than the Annual Withdrawal Amount. Your Living Benefit is in effect beginning on the Issue Date and ending on the earlier of the Annuity Commencement Date or the termination of the Living Benefit. Of course, you can always withdraw an amount up to your Surrender Value pursuant to your rights under the Contract.

Each of the Living Benefits allows you to defer withdrawals during your early Account Years to increase your benefit in later years. SIM and SIM Plus also offer the ability to increase the Withdrawal Benefit Base (i) by making additional Purchase Payments after your first Account Anniversary and (ii) through the 200% Benefit Enhancement. In addition, SIM Plus offers the Plus Factor that provides an additional means to increase the Withdrawal Benefit Base. SIM and SIM Plus also permit a One-Time Access Withdrawal that can be taken before you begin taking your Annual Withdrawal Amount.

You may elect single-life coverage or, for a higher fee, joint-life coverage. Under the Living Benefits, once you make an election, you cannot switch between joint-life and single-life coverage regardless of any change in life events. Joint-life coverage:

(i)	must be elected on the Issue Date and cannot be added later;
(ii)	is available on an individually-owned Contract only if the spouse is the sole primary beneficiary under the Contract while the Living Benefit is in effect;
(iii)	is available on a co-owned Contract only if the spouses are the only co-owners while the Living Benefit is in effect; and
(iv)	is not available if you are unmarried on the Issue Date.

If you are in a same-sex marriage, see “Federal Defense of Marriage Act and Same-Sex Marriages” under “TAX PROVISIONS.”

With joint-life coverage, the age of the person who was the younger spouse on the Issue Date determines when you can begin to receive your Living Benefit. Your Coverage Date will be the Issue Date provided that person is age 59. If that person is younger than age 59, your Coverage Date will be the Account Anniversary after he or she attains (or would have attained) age 59. It does not matter whether the person who was the spouse is still alive or whether you are still married to that person. The Lifetime Withdrawal Percentage is based on the age the younger spouse is (or would have been) on the date of the first withdrawal under the Contract after the Coverage Date. The Lifetime Withdrawal Percentage may be reset to a higher percentage in the event of a step-up.

Please note: Whereas withdrawals of the Annual Withdrawal Amount under single-life coverage end when any Participant dies, withdrawals of the Annual Withdrawal Amount under joint-life coverage continue as long as either you or your spouse is alive. To take the Annual Withdrawal Amount after the death of a spouse under joint-life coverage, however, the surviving spouse must first elect to continue the Contract through spousal continuation. (See “Death of Participant - Joint-Life Coverage.”)

The following chart summarizes the important information about the terms and conditions of each Living Benefit that is presented in more detail below and in the related appendices.

Purchase Payments and Maximum Withdrawal Benefit Base
	SIR III	SIM	SIM Plus
Purchase Payments allowed after the first Account Anniversary	Not permitted	If permitted, are limited to $50,000 per Account Year without our approval	Same as SIM

Maximum Withdrawal Benefit Base	$5 million	$10 million	Same as SIM

Lifetime Income
	SIR III	SIM	SIM Plus
Lifetime Withdrawal Percentage	Age Percentage 59 - 64 4% 65 - 79 5% 80+ 6%	Same as SIR III	Age Percentage 59 - 64 3% 65 - 79 4% 80+ 5%

Plus Factor	N/A	N/A	The Withdrawal Benefit Base increases by 2.5% annually after you start taking your Annual Withdrawal Amount

Bonuses and Enhancements
	SIR III	SIM	SIM Plus
Bonus	7% of Bonus Base	8% of Bonus Base	Same as SIM

Bonus Period	10 years from Issue or last step-up	•10 years from Issue Date •Does not renew at step-up •Ends with any withdrawal (other than One-Time Access Withdrawal)	Same as SIM

200% Benefit Enhancement	N/A	Withdrawal Benefit Base increased to 200% of total 1st year Purchase Payments.	Same as SIM

Step-Up
	SIR III	SIM	SIM Plus
Annual Step-Up
•During the Bonus Period,  the Withdrawal Benefit Base and Bonus Base will step-up to the Account Value, if the Account Value is greater than Withdrawal Benefit Base, increased by any Bonuses
•Future Bonuses based on stepped-up Bonus Base
•After the Bonus Period, the Withdrawal Benefit Base will step-up to the Account Value, if Account Value is greater than Withdrawal Benefit Base
•Step-through to a higher Lifetime Withdrawal Percentage occurs at step-up, if you have attained age for higher tier
Same as SIR III except: •Bonus Period does not renew at step-up
Same as SIM, and also:
•After the Bonus Period when taking income, the Withdrawal Benefit Base will step-up to the Account Value, if Account Value is greater than Withdrawal Benefit Base increased by the Plus Factor

Impact of Withdrawals
	SIR III	SIM	SIM Plus
Annual Withdrawal Amounts	•Reduce Account Value dollar-for-dollar •Do not reduce Withdrawal Benefit Base or Bonus Base	Same as SIR III except: •Ends Bonus Period and 200% Benefit Enhancement	Same as SIM, and also: •Plus Factor added on each Account Anniversary

Early Withdrawals
•Reduce Account Value dollar-for-dollar
•Reduce Bonus Base and Withdrawal Benefit Base each in the same proportion as the amount withdrawn reduces the Account Value
•Subject to withdrawal charge on amount of withdrawal in excess of free withdrawal amount
•May be subject to 10% federal tax penalty if taken before age 59½
•Contract and Living Benefit cancelled if Account Value reduced to zero as a result of an Early Withdrawal
		Same as SIR III, and also: •Ends Bonus Period and 200% Benefit Enhancement	Same as SIM

Excess Withdrawals
•Reduce Account Value dollar-for-dollar
•Reduce Bonus Base and Withdrawal Benefit Base in the same proportion  as the Account Value is reduced by the amount of the withdrawal that exceeds the Annual Withdrawal Amount
•Subject to withdrawal charge on amount of withdrawal in excess of free withdrawal amount
•Contract and Living Benefit cancelled if Account Value reduced to zero as a result of an Excess Withdrawal
		Same as SIR III, and also: •Ends Bonus Period and 200% Benefit Enhancement	Same as SIM, and also: •No Plus Factor permitted in any year during which an Excess Withdrawal is taken

One-Time Access Withdrawal	N/A
•Reduce Account Value dollar-for-dollar
•Reduces Withdrawal Benefit Base, Bonus Base, and the amount eligible for the 200% Benefit Enhancement each in the same proportion as the amount withdrawn reduces the Account Value
•If 1st withdrawal is an Early Withdrawal, then it will be treated as a One-Time Access Withdrawal
•If 1st withdrawal is taken after the Coverage Date, then you must decide whether to elect to use withdrawal as One-Time Access Withdrawal
•Will not lock in the Lifetime Withdrawal Percentage
•Not available if any systematic withdrawal program has been selected
Same as SIM, and also: •Does not trigger initiation of Plus Factor

Investment Options
	SIR III	SIM	SIM Plus
Designated Funds	100% must be allocated among specified Funds; or 100% to asset allocation models	100% must be allocated among specified Funds	Same as SIM

Portfolio Model (Build Your Own Portfolio)	Allocation Ranges: •30%-50% Fixed Income Funds •40%-60% Core Retirement Strategies Funds •10%-30% Asset Allocation Funds •0%-20% Core Equity Funds •0%-20% Growth Equity Funds •0%-10% Specialty Funds	Allocation Ranges: •0%-60% Balanced Funds •40%-100% Fixed Income Funds	Same as SIM

Important Considerations

Optional living benefits may not be appropriate for all investors. Before purchasing a Living Benefit, you should carefully consider the following:

1. The frequency and amount of withdrawals you anticipate.

•
You should not purchase a Living Benefit if you plan to take Early or Excess Withdrawals, because such withdrawals may significantly reduce or eliminate the value of the guarantees provided by the Living Benefit.

•
Because the guaranteed lifetime withdrawal benefit under each Living Benefit is accessed through regular withdrawals that do not exceed the Annual Withdrawal Amount, such an optional living benefit may not be appropriate for you if you do not foresee a need for frequent withdrawals and your primary objective is to take maximum advantage of the tax deferral aspect of the Contract.

•
The timing and amount of your withdrawals may significantly decrease, and even terminate, your benefits under a Living Benefit. For example, if your Account Value is reduced to zero immediately following an Early Withdrawal, Excess Withdrawal, or the One-Time Access Withdrawal, then your Withdrawal Benefit Base will also be reduced to zero and your Contract will terminate without value and, thereafter, no Annual Withdrawal Amount will be paid.

•	Early and Excess Withdrawals may decrease the Withdrawal Benefit Base, the Bonus Base, and the 200% Benefit Enhancement by more than the amount withdrawn.
•
You should carefully consider when to begin making withdrawals, because you may not start at the most financially beneficial time for you. For example, by waiting to take withdrawals, you will have a greater opportunity to increase your Annual Withdrawal Amount, but you will have less time to take withdrawals.

•	Withdrawals taken in connection with a Living Benefit also:
o	reduce your Account Value;
o	reduce your death benefit under the Contract, including any optional death benefit;
o	may be subject to withdrawal charges; and
o	may be subject to income taxes and federal tax penalties (e.g., if taken before age 59½).

2. Your investment objectives.

•	Your entire Account Value must be allocated to a limited number of specified Funds.
•	Any investment in or transfer to a Fund that is not a Designated Fund, or that falls outside the allocation ranges for the Build Your Own Portfolio model, will terminate your Living Benefit.

You should consult your financial advisor to assist you in determining which investment options may be best suited for your financial needs and risk tolerance.

3. The cost of the Living Benefit.

•	You will begin paying the fee for the Living Benefit as of the Issue Date, even if you do not begin taking withdrawals for many years, or ever.
•	The percentage rate used to calculate the fee may increase or decrease over time, but will not exceed the maximum annual rate shown in the fee table. (See “Costs of Living Benefits.”)
•	We will not refund the fees that you have paid for the Living Benefit.

4. The impact of tax regulations.

•	The tax rules for Qualified Contracts may limit the value of a Living Benefit. You should consult a qualified tax professional before electing a Living Benefit for a Qualified Policy.
•	You may not elect a Living Benefit with an Inherited Non-Qualified or Beneficiary IRA Contract.
•	You may only withdraw your annual required minimum distribution (“RMD”) allowed under the Internal Revenue Code once during any given Account Year.
•	For SIM and SIM Plus, any withdrawals taken (including RMDs) will end the Bonus Period and the 200% Benefit Enhancement unless your withdrawal is your One-Time Access Withdrawal.

5. Whether joint-life coverage or single-life coverage is appropriate for you.

•	With joint-life coverage, all benefits are based on the age of the younger spouse.
•
If your spouse is significantly younger or older than you, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possible long waiting period to begin annual withdrawals and to become eligible for the 200% Benefit Enhancement (for SIM or SIM Plus only), the longer period during which your Account Value could be reduced to zero prior to the Coverage Date, and the higher fee for joint-life coverage.

•	Single-life coverage may not be an appropriate choice on a co-owned Contract because the Living Benefit will end on the death of any Participant.
•	Once you elect joint-life coverage, you or your spouse will always pay the higher joint-life fee.
•
If your spouse (as of the Issue Date) is no longer your spouse or no longer the sole primary beneficiary under the Contract, then coverage will continue until the death of a Participant. If a Participant remarries, the new spouse is not covered under the joint-life feature.

•	If you are in a same-sex marriage, see “Federal Defense of Marriage Act and Same-Sex Marriages” under “TAX PROVISIONS.”

6. The amount and frequency of Purchase Payments.

•	After your Issue Date, we may limit the amount and timing of Purchase Payments that you can make.
•	For SIR III you cannot make Purchase Payments after your first Account Anniversary. Consequently, SIR III may not be appropriate if you are actively invested in a contributory plan.
•
For SIM and SIM Plus, you can make additional Purchase Payments at any time. However, any Purchase Payments after the first Account Anniversary will be limited to $50,000 during any Account Year, without our prior approval. We reserve the right not to accept any additional Purchase Payments under SIM and SIM Plus.

•
For SIM and SIM Plus, under the 200% Benefit Enhancement, any Purchase Payments made after the first Account Anniversary receive a lower benefit than Purchase Payments made during your first Account Year. (See “200% Benefit Enhancement.”)

•
For SIM and SIM Plus, because the Bonus Period ends on your tenth Account Anniversary, any Purchase Payment made after the first Account Anniversary will only be eligible for a Bonus for any years remaining in the Bonus Period.

7. What happens if your Account Value is reduced to zero.

•
If your Account Value is reduced to zero before your Coverage Date, the Account Anniversary following the 59th birthday of the older spouse under single-life coverage (the younger spouse under joint-life coverage), then no Annual Withdrawal Amount will be available, and your Contract, including your Living Benefit, will end. This is true, even if no withdrawals had been taken and the Account Value fell to zero as a result of poor investment performance, as well as the deduction of contract fees and charges.

•
If your Account Value is reduced to zero after your Coverage Date, for any reason other than immediately following an Excess Withdrawal or the One-Time Access Withdrawal, then your Contract, including your Living Benefit, will end, except that, payments of the Annual Withdrawal Amount (calculated on the following Account Anniversary), increased by the Plus Factor if applicable, will continue to be paid to the Participant for the rest of his/her life. This is true even if your Account Value falls to zero through any combination of (i) poor investment performance, (ii) the deduction of Contract fees and charges, as well as (iii) taking your Annual Withdrawal Amount.

•
If your Account Value is reduced to zero immediately following an Early Withdrawal, Excess Withdrawal, or the One-Time Access Withdrawal, then your Contract, including your Living Benefit, will terminate, and no future Annual Withdrawal Amounts will be available.

See “APPENDIX E - OPTIONAL LIVING BENEFIT EXAMPLES” for examples showing how the features of these Living Benefits work.

Withdrawal Benefit Base

We use the Withdrawal Benefit Base to calculate the Annual Withdrawal Amount. On the Issue Date, we set your Withdrawal Benefit Base equal to your initial Purchase Payment. Thereafter, your Withdrawal Benefit Base is:

•	increased by any subsequent Purchase Payments;
•	increased by any applicable Bonuses;
•	increased by any step-ups;
•	increased by the 200% Benefit Enhancement (SIM and SIM Plus only);
•	increased by the Plus Factor (SIM Plus only);
•	decreased by any Early and Excess Withdrawals; and
•	decreased by the One-Time Access Withdrawal (SIM and SIM Plus only).

The maximum Withdrawal Benefit Base permitted upon any step-up is $5 million for SIR III. After including any step-ups, Bonuses, 200% Benefit Enhancement, and the Plus Factor, the maximum Withdrawal Benefit Base permitted is $10 million for SIM and SIM Plus. (For the purposes of determining these maximum limits, we reserve the right, in our sole discretion, to aggregate the benefit bases of all variable annuity contracts with living benefits that you own and that are issued by Sun Life Assurance Company of Canada (U.S.) or its affiliates.)

Please note:

•	We use the Withdrawal Benefit Base to calculate the Annual Withdrawal Amount as well as the fee for your Living Benefit.
•
Your Withdrawal Benefit Base is not a cash value, a Surrender Value, or a death benefit. It is not available for withdrawal, it is not a minimum return for any Sub-Account, and it is not a guarantee of Account Value.

Lifetime Withdrawal Percentage

We use the Lifetime Withdrawal Percentage to calculate the Annual Withdrawal Amount. The Lifetime Withdrawal Percentage is determined based on:
•	your age at the time of the first withdrawal taken after the Coverage Date; or
•	if joint-life coverage is selected, the age of the younger spouse at the time of the first withdrawal taken after the Coverage Date.

Age at time of first withdrawal	Lifetime Withdrawal Percentage - Single-Life and Joint-Life Coverage
	SIR III and SIM	SIM Plus
< 59	0%	0%
59-64	4%	3%
65-79	5%	4%
80+	6%	5%

Please note: Once established, the Lifetime Withdrawal Percentage will not increase even though your age increases, except in certain circumstances involving step-ups (described below).

Annual Withdrawal Amount

Beginning on the Coverage Date, you can withdraw up to the Annual Withdrawal Amount from your Contract in any Account Year without reducing your Withdrawal Benefit Base. The Annual Withdrawal Amount is determined by multiplying the Withdrawal Benefit Base by the Lifetime Withdrawal Percentage (shown in the chart above), based on your age at the time of first withdrawal (other than the One-Time Access Withdrawal) after the Coverage Date. Your Annual Withdrawal Amount is recalculated on your Account Anniversary based upon the increases or decreases to the Withdrawal Benefit Base that occurred during the previous Account Year.

A Purchase Payment will increase your Withdrawal Benefit Base and your Annual Withdrawal Amount will immediately be recalculated. All other increases to the Withdrawal Benefit Base will occur on your next Account Anniversary and result in a new Annual Withdrawal Amount at that time. If an Excess Withdrawal has been taken, your available Annual Withdrawal Amount will be zero for the remainder of that Account Year. On your next Account Anniversary, a new Annual Withdrawal Amount will be calculated, based on your then current Withdrawal Benefit Base. If your Account Value has been reduced to zero immediately following an Excess Withdrawal, your Contract, including your Living Benefit, will end.

Your Lifetime Withdrawal Percentage will increase if your age at the time of step-up coincides with a higher percentage (shown in the chart above).

For further information regarding the impacts of taking your Annual Withdrawal Amount please see “Tax Issues Under the Living Benefits” and “TAX PROVISIONS.”

Please note:

•	If the Living Benefit is elected before your Coverage Date, then you will still be assessed a fee for the Living Benefit, even though the Annual Withdrawal Amount will be zero until the Coverage Date.
•
Your Annual Withdrawal Amount is not cumulative. This means that if you do not take the entire Annual Withdrawal Amount during an Account Year, then you cannot take more than the Annual Withdrawal Amount in the next Account Year and maintain the Living Benefit’s guarantees.

Bonus and Bonus Base

If you make no withdrawals in an Account Year during the Bonus Period, then, on each Account Anniversary during the Bonus Period, we will increase your Withdrawal Benefit Base by an amount equal to 7% of the Bonus Base (under SIR III), and 8% of the Bonus Base (under SIM and SIM Plus). The Bonus Period is a ten-year period beginning on the Issue Date and ending on your tenth Account Anniversary. If you step-up SIR III during the Bonus Period, the Bonus Period is renewed for ten years from the date of the step-up.. For SIM and SIM Plus, the Bonus Period is not renewable, and will end early if any withdrawal is taken (other than the One-Time Access Withdrawal).

We use the Bonus Base to calculate the Bonus. We set the initial Bonus Base to equal the initial Purchase Payment at issue. The Bonus Base will be increased by any subsequent Purchase Payments and any step-ups. The Bonus Base will be decreased by any Early Withdrawals, Excess Withdrawals, or the One-Time Access Withdrawal.

Please note:

•	Under SIR III:
o	A Bonus will not be applied during your Bonus Period in any Account Year in which you take a withdrawal.
o	Early and Excess Withdrawals will reduce the Bonus Base. (See “Impact of Withdrawals.”)

•	Under SIM and SIM Plus:
o	Any withdrawal (other than the One-Time Access Withdrawal) will end your Bonus Period and eliminate your Bonus Base.
o	A One-Time Access Withdrawal will reduce the Bonus Base. (See “Impact of Withdrawals.”)

200% Benefit Enhancement (SIM and SIM Plus only)

If no withdrawals, other than the One-Time Access Withdrawal, are taken from the Contract, then your Withdrawal Benefit Base will increase to an amount equal to the amount of the 200% Benefit Enhancement on the latest of:

•	the 10th Account Anniversary,
•	the Account Anniversary following your 70th birthday, or
•	the Account Anniversary following the 70th birthday of the younger spouse, if joint-life is elected.

On this date, we will set your Withdrawal Benefit Base to equal the greater of:

•	the current Withdrawal Benefit Base, or
•	the 200% Benefit Enhancement.

The 200% Benefit Enhancement equals the sum of (1), (2), and (3), below:

(1)	200% of the initial Purchase Payment,
(2)	200% of any additional Purchase Payments made before and including the first Account Anniversary, and
(3)	100% of additional Purchase Payments made after the first Account Anniversary.

If the One-Time Access Withdrawal is taken, the amount of the 200% Benefit Enhancement will be reduced in the same proportion as the amount withdrawn reduces the Account Value. The One-Time Access Withdrawal will not eliminate the 200% Benefit Enhancement.

Please note:

•	If any withdrawal, other than the One-Time Access Withdrawal, is taken from the Contract, then you will not be eligible for the 200% Benefit Enhancement or any future Bonuses.
•	This benefit may increase your Withdrawal Benefit Base when investment performance is neutral or negative.
•
If, as a result of positive investment performance, your Withdrawal Benefit Base is greater than your 200% Benefit Enhancement, then you would not need or receive the 200% Benefit Enhancement because your actual performance is greater than the guarantee provided by the 200% Benefit Enhancement.

•
Purchase Payments made after the first Account Anniversary will not provide any additional benefit to the 200% Benefit Enhancement. This is because the additional amount added to the 200% Benefit Enhancement is equal to 100% of Purchase Payments made after the first Account Anniversary. When adding Purchase Payments after the first Account Year, the same increase is made to the Withdrawal Benefit Base and, consequently, the additional Purchase Payment will not provide any greater benefit under the 200% Benefit Enhancement.

•	The maximum Withdrawal Benefit Base permitted for SIM and SIM Plus is $10 million.
•	If you are participating in SIR III, the 200% Benefit Enhancement is not available to you.

Step-Up

The step-up feature available with the Living Benefit gives you an opportunity to grow your Withdrawal Benefit Base.

•	On each Account Anniversary during the Bonus Period and before your Annuity Commencement Date:
o
If your Account Value exceeds your current Withdrawal Benefit Base, adjusted for any applicable Bonus, we will automatically increase your Withdrawal Benefit Base and Bonus Base to an amount equal to your Account Value.

o	If your Account Value is less than your current Withdrawal Benefit Base, adjusted for any applicable Bonus, you will receive the Bonus, instead of a step-up.
•
On each Account Anniversary after the Bonus Period and before your Annuity Commencement Date, if your Account Value exceeds your current Withdrawal Benefit Base, increased by the Plus Factor, if any, we will automatically increase your Withdrawal Benefit Base to an amount equal to your Account Value.

Please note: The Lifetime Withdrawal Percentage will increase if you have crossed into another age tier at the time of the step-up (we refer to this as “step-through”). For example, if you are age 79 (in the 65-79 age tier) when you make your first withdrawal, and you are age 80 at the time of the automatic step-up of your Withdrawal Benefit Base, then your Lifetime Withdrawal Percentage will increase to the level for the 80+ age tier. (See the chart under “Lifetime Withdrawal Percentage.”)

Plus Factor (SIM Plus only)

After the Coverage Date and if you have taken a withdrawal (other than a One-Time Access Withdrawal), the Plus Factor will be initiated. On each Account Anniversary thereafter, we will automatically increase your Withdrawal Benefit Base by 2.5%, unless a step-up would result in a greater Withdrawal Benefit Base.

Please note:

•	A 2.5% Plus Factor increase could prevent a step-up to a higher Lifetime Withdrawal Percentage (referred to as a step-through).
•	If you take an Excess Withdrawal in any Account Year, you will forfeit the Plus Factor for that Account Year.
•
If your Account Value is reduced to zero immediately following an Excess Withdrawal, then no Annual Withdrawal Amount will be available. The Contract, including your Living Benefit and the Plus Factor, will end.

•
If your Account Value is reduced to zero for any reason, other than immediately following an Excess Withdrawal (or One-Time Access Withdrawal), then the Contract, including your Living Benefit, will end, except that payments of the Annual Withdrawal Amount, increased by the Plus Factor if applicable, will continue to be paid to the Participant for the rest of his/her life.

•	If you are participating in SIR III or SIM, the Plus Factor is not available to you.

Impact of Withdrawals

Starting on your Coverage Date and continuing to your Annuity Commencement Date, you may take partial withdrawals up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base or Bonus Base. These withdrawals will, however, reduce your Account Value by the amount of the withdrawal (and, consequently, the amount of your death benefit proportionately). In addition, these withdrawals are subject to withdrawal charges to the extent that they exceed the greatest of: (i) the free withdrawal amount permitted under your Contract (see “Free Withdrawal Amount”); (ii) your “yearly RMD amount” (subject to conditions discussed in “Tax Issues Under Living Benefits,”); and (iii) your Annual Withdrawal Amount.

Early Withdrawals

Withdrawals taken before your Coverage Date, referred to as “Early Withdrawals,” will reduce your Withdrawal Benefit Base and any Bonus Base according to the following formulas.

Your New Withdrawal Benefit Base	=	WBB x	(	AV - WD	)
AV

Your New Bonus Base	=	BB x	(	AV - WD	)
AV

Where:
WBB	=	your Withdrawal Benefit Base immediately before the Early Withdrawal.
BB	=	your Bonus Base immediately before the Early Withdrawal.
WD	=	the amount of the Early Withdrawal.
AV	=	your Account Value immediately before the Early Withdrawal.

Under SIM and SIM Plus, your first withdrawal, if taken before the Coverage Date, will be deemed the One-Time Access Withdrawal. (See “One-Time Access Withdrawal.”) For Early Withdrawals, the Withdrawal Benefit Base and the Bonus Base are both reduced proportionally by the full amount of the withdrawal.

Excess Withdrawals

After the Coverage Date, any partial withdrawal that, when taken alone or in combination with all other withdrawals taken in the same Account Year, exceeds the Annual Withdrawal Amount is referred to as an “Excess Withdrawal.” An Excess Withdrawal will reduce your Withdrawal Benefit Base and any Bonus Base according to the following formulas.

Your New Withdrawal Benefit Base	=	WBB x	(	AV - WD	)
AV - AWA

Your New Bonus Base	=	BB x	(	AV - WD	)
AV - AWA

Where:
WBB	=	your Withdrawal Benefit Base immediately before the Excess Withdrawal.
BB	=	your Bonus Base immediately before the Excess Withdrawal.
WD	=	the amount of the Excess Withdrawal.
AV	=	your Account Value immediately before the Excess Withdrawal.
AWA	=	your Annual Withdrawal Amount minus any prior partial withdrawals taken during the current Account Year.

If you take an Excess Withdrawal, the Withdrawal Benefit Base and the Bonus Base are both reduced proportionally by the amount of the withdrawal in excess of the Annual Withdrawal Amount.

One-Time Access Withdrawal (SIM and SIM Plus only)

You may take your first withdrawal as the One-Time Access Withdrawal. Before the Coverage Date, your first withdrawal will automatically be your One-Time Access Withdrawal. After your Coverage Date, when you make your first withdrawal, you have the option of electing to use the One-Time Access Withdrawal.

The One-Time Access Withdrawal differs from other withdrawals in that:

•	It will not end the 200% Benefit Enhancement, but will reduce the eligible amount based on the following formula:

Your new 200% Benefit Enhancement	=	BE x	(	AV - WD	)
AV

Where:
BE	=	the 200% Benefit Enhancement immediately before the One-Time Access Withdrawal.
WD	=	the total amount of the One-Time Access Withdrawal.
AV	=	the Account Value immediately before the One-Time Access Withdrawal.

•	It will reduce the Withdrawal Benefit Base and Bonus Base in the same manner as an Early Withdrawal. (See “Early Withdrawals.”)

•	If taken during the Bonus Period, then it will cause the Bonus for that Account Year to be forfeited, but will not end the Bonus Period.

•	If taken after the Coverage Date, then it will not lock in the Lifetime Withdrawal Percentage used to calculate the Annual Withdrawal Amount or initiate the Plus Factor for SIM Plus.

If you take a withdrawal after the Coverage Date and do not elect to use the One-Time Access Withdrawal then:

•	we will lock in the Lifetime Withdrawal Percentage;
•	you may begin to take your Annual Withdrawal Amount;
•	you will be eligible to receive any applicable Plus Factors under SIM Plus;
•	you will forfeit the One-Time Access Withdrawal benefit;
•	the Bonus Period ends; and
•	you will forfeit the 200% Benefit Enhancement.

If you are participating in SIR III, then the One-Time Access Withdrawal is not available to you.

Please Note: In regards to Early and Excess Withdrawals and the One-Time Access Withdrawal:

•	The above calculations show proportionate reductions. Generally speaking:
•	If your Account Value is greater than your Withdrawal Benefit Base, the reduction to your Withdrawal Benefit Base will be less than the amount withdrawn.
•	If your Account Value is less than your Withdrawal Benefit Base, the reduction to your Withdrawal Benefit Base will be more than the amount withdrawn.
•	Subsequent withdrawals taken after the One-Time Access Withdrawal will be treated as described in “Annual Withdrawal Amount,” “Early Withdrawals,” and “Excess Withdrawals.”
•
A withdrawal that does not exceed the Annual Withdrawal Amount may nevertheless affect the Bonus Period and step-ups. If you elect SIM or SIM Plus, then any withdrawal, except the One-Time Access Withdrawal, will result in the forfeiture of the 200% Benefit Enhancement and end the Bonus Period. Under SIM Plus, you will forfeit the Plus Factor for that Account Year if you take an Excess Withdrawal.

•	In addition, these withdrawals are subject to withdrawal charges to the extent they exceed the greatest of:
•	the free withdrawal amount permitted under your Contract;
•	your yearly RMD amount for your Contract; and
•	your Annual Withdrawal Amount.
•
Early Withdrawals, Excess Withdrawals, and the One-Time Access Withdrawal could severely reduce, and even terminate, your Living Benefit, and could reduce your Account Value to zero, thereby terminating your Contract without value.

•
In addition to reducing your Living Benefit, any withdrawal taken before you reach age 59½ could have adverse state and federal tax liabilities. You should consult a qualified tax professional for more information.

•
We do not monitor for Excess Withdrawals. Accordingly, if you take regular or scheduled withdrawals, you should carefully monitor your withdrawals to be certain they are not in excess of your Annual Withdrawal Amount.

•
The One-Time Access Withdrawal is only available at the time of your first partial withdrawal request and cannot be used in connection with any systematic withdrawal program available under your Contract.

•
The One-Time Access Withdrawal is not available for a withdrawal made as part of an exchange under Section 1035 of the Internal Revenue Code (“Code”) or as part of a transfer or rollover to an eligible retirement plan offered by another insurance company.

Costs of Living Benefits

If you select a Living Benefit, then we will deduct a fee from your Account Value on the last valuation day of each Account Quarter. The fee is a percentage of your Withdrawal Benefit Base and differs for single-life and joint-life coverage. The percentage rate may increase or decrease over time, but will not exceed the Maximum Annual Rates shown in the table below. If we change the rate, then you may elect to cancel your Living Benefit and no longer pay the fee.

	Single-Life				Joint-Life
	Current Quarterly Rate	Current Annual Rate	Maximum Quarterly Rate	Maximum Annual Rate	Current Quarterly Rate	Current Annual Rate	Maximum Quarterly Rate	Maximum Annual Rate
SIR III	0.2750%	1.10%	0.4375%	1.75%	0.3250%	1.30%	0.4875%	1.95%
SIM	0.2750%	1.10%	0.4375%	1.75%	0.3250%	1.30%	0.4875%	1.95%
SIM Plus	0.3125%	1.25%	0.4375%	1.75%	0.3625%	1.45%	0.4875%	1.95%

Please note: Because the fee for the benefit is a percentage of your Withdrawal Benefit Base:
•
Your total annual fee is the sum of four quarterly fees and could be a much higher percentage of your Account Value than of your Withdrawal Benefit Base. The maximum annual fee is the maximum annual rate multiplied by the highest quarterly Withdrawal Benefit Base during that Account Year.

•	Your fee will increase as your Withdrawal Benefit Base increases (although the rate used to calculate the fee may remain the same).

Cancellation of Living Benefits

Should you decide that the Living Benefit is no longer appropriate for you, you may cancel it at any time.

We will terminate a Living Benefit upon the earliest of the following:
•	receipt, in good order, at our mailing address, of your written request to cancel the Living Benefit;
•	change of ownership of a Contract, unless you have received our prior approval to change the ownership;
•	death of a Participant (with single-life coverage);
•	death of a Participant with joint-life coverage, if the spouses on the Issue Date are no longer spouses or no longer sole primary beneficiaries;
•	annuitization;
•	termination/full surrender of the Contract;
•	the Withdrawal Benefit Base is reduced to zero as a result of Early or Excess Withdrawals, or the One-Time Access Withdrawal (for SIM and SIM Plus only);
•	if the Account Value is reduced to zero prior to the Coverage Date, for any reason;
•	any investment in or transfer to a Fund that is not a Designated Fund; or
•	any investment in or transfer that is outside the allocation ranges for the Build Your Own Portfolio model.

Upon termination, all benefits and fees associated with a Living Benefit will cease. Once terminated, your Living Benefit cannot be reinstated.

Death of Participant - Single-Life Coverage

If you selected single-life coverage, then the Living Benefit ends on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. If your surviving spouse is the sole primary Beneficiary, he or she may elect to continue the Contract, but the Living Benefit will terminate and no optional living benefit will be available to your surviving spouse.

Please note:

•	Single-life coverage may be inappropriate on a co-owned Contract because the Living Benefit will end on the death of any Participant.
•
Beneficiaries who are not spouses cannot continue the Contract (see “Spousal Continuance” under “DEATH BENEFIT”) or any Living Benefit under the Contract. Co-owners who are not spouses should, therefore, discuss with their financial advisor whether a Living Benefit is appropriate for them. Also, if you are in a same-sex marriage, see “Federal Defense of Marriage Act and Same-Sex Marriages” under “TAX PROVISIONS.”

Death of Participant - Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in a Living Benefit, the provisions of the section titled “Death of Participant - Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, then the surviving spouse, as the sole primary beneficiary, can elect to continue the Contract and all currently-held benefits will continue to the surviving spouse. In such case, the Account Value will be equal to the Death Benefit. If you are in a same-sex marriage, see “Federal Defense of Marriage Act and Same-Sex Marriages” under “TAX PROVISIONS.”

Alternatively, the surviving spouse may elect any available option under the death benefit provisions of the Contract. In such case, the Contract, including any applicable Living Benefit, will end.

Annuitization Under the Living Benefits

If your Account Value is greater than zero on your Maximum Annuity Commencement Date, then you must elect to:

●	surrender your Contract and receive your Surrender Value,

●	annuitize your Account Value under one of the then currently available Annuity Options, or

●
annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected on the Issue Date and is still eligible) with an annualized annuity payment of not less than your then current Annual Withdrawal Amount increased by the Plus Factor, if applicable. If you make no election, we will default your choice to this option.

If you elect to annuitize prior to your Maximum Annuity Commencement Date, then your Contract and any Living Benefit will end.

Tax Issues Under the Living Benefits

Certain state and federal tax provisions may be important to you in connection with a living benefit. If your Contract is a Non-Qualified Contract, it is possible that the election of optional living benefits, such as the Living Benefits, might increase the taxable portion of any withdrawal you make from the Contract. It is not clear whether withdrawals after the Coverage Date while the Contract Value is greater than zero will be taxed as withdrawals or as annuity payments. This is significant for Non-Qualified Contracts because withdrawals are taxed less favorably than are annuity payments. In view of this uncertainty, we intend to adopt a conservative approach and treat such payments as withdrawals for tax purposes. We intend to treat payments pursuant to a Living Benefit after the Contract Value becomes zero as annuity payments for tax purposes.

You may not elect a Living Benefit with an inherited Non-Qualified Contract or beneficiary IRA Contract.

If your Contract is a Qualified Contract, then the retirement plan governing that Qualified Contract may be subject to certain required minimum distribution (RMD) provisions imposed by the Internal Revenue Code (the “Code”) and Internal Revenue Service (“IRS”) regulations (collectively, the “Federal Tax Laws”). These RMD provisions require that an amount be distributed from the retirement plan each year, beginning generally in the calendar year in which you attain age 70½. Your failure to withdraw your yearly RMD amount from your retirement plan could result in adverse tax treatment. Because for certain retirement plans we do not know what assets are held by the plan, we have assumed for all plans that the Qualified Contract (i.e., your Contract) is the only asset, and we determine a yearly RMD amount taking into account only your Contract (“Yearly RMD Amount”).

When you elect to participate in a Living Benefit, we will inform you that you may withdraw amounts up to your Yearly RMD Amount each year without reducing your Withdrawal Benefit Base. To assist you in complying with the RMD requirements, in January of each year, we will notify you of your calculated Yearly RMD Amount and inform you that you may withdraw amounts up to your Yearly RMD Amount each Account Year without reducing your Withdrawal Benefit Base. Please note: For SIM and SIM Plus, if you withdraw your yearly RMD amount, that withdrawal will end the Bonus Period and the 200% Benefit Enhancement.

To the extent that the Yearly RMD Amount attributable to your Contract exceeds the Annual Withdrawal Amount permitted each year under your Living Benefit, we currently are waiving withdrawal provisions as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in a Living Benefit, then we will reduce your Account Value dollar-for-dollar by the amount of the withdrawal. In addition, for that year only, your Annual Withdrawal Amount under the Living Benefit will be reduced, dollar-for-dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Annual Withdrawal Amount. In other words, we will not reduce your Annual Withdrawal Amount for future years (or your Withdrawal Benefit Base or Bonus Base), if a Yearly RMD Amount exceeds your Annual Withdrawal Amount, provided that:

●
you withdraw your (Qualified) Contract’s first Yearly RMD Amount in the calendar year you attain age 70½, rather than postponing the withdrawal of that amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your (Qualified) Contract that would result in your receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Withdrawal Amount that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Withdrawal Amount as an Excess Withdrawal which may significantly reduce the Withdrawal Benefit Base.

For a further discussion of some of these provisions, please refer to “Impact of Optional Death Benefit and Optional Living Benefits” under “TAX PROVISIONS.”

DESIGNATED FUNDS

To participate in a Living Benefit, all of your Account Value must be invested only in Designated Funds at all times during the term of your optional living benefit.

For Contracts participating in SIM or SIM Plus, the only Funds, dollar-cost averaging programs, and asset allocation models that currently qualify as Designated Funds are as follows:

Asset Allocation Models	Funds
Build Your Own Portfolio	MFS® Conservative Allocation Portfolio, Service Class
MFS® Global Tactical Allocation Portfolio, Service Class
Dollar-Cost Averaging Program Options
6-Month DCA Period
12-Month DCA Period

For Contracts participating in SIR III, the only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are as follows:

Asset Allocation Models	Funds
Build Your Own Portfolio	AllianceBernstein Dynamic Asset Allocation Portfolio, Class B
Blended Model	MFS® Conservative Allocation Portfolio, Service Class
MFS® Global Tactical Allocation Portfolio, Service Class
Dollar-Cost Averaging Program Options	MFS® Moderate Allocation Portfolio, Service Class
6-Month DCA Period	PIMCO All Asset Portfolio, Advisor Class
12-Month DCA Period	PIMCO Global Multi-Asset Managed Allocation Portfolio,
Advisor Class
Putnam VT Absolute Return 500 Fund, Class IB

One of the asset allocation models that qualifies as a Designated Fund is the portfolio model that applies to our “build your own portfolio” program. That portfolio model and the “build your own portfolio” program are described in “BUILD YOUR OWN PORTFOLIO” and in “APPENDIX F - BUILD YOUR OWN PORTFOLIO.”

If you elected to participate in Sun Income Riser III (“SIR III”), Sun Income Maximizer (“SIM”), or Sun Income Maximizer Plus (“SIM Plus”) and are invested in more than one Designated Fund, we will automatically transfer assets among your Designated Funds to maintain the percentage allocation you selected. We will make these transfers on a quarterly basis.

We reserve the right to declare that a particular Fund no longer qualifies as a Designated Fund. Written notice will be provided to Contract Owners whenever a fund is no longer considered to be a Designated Fund. If you are invested in a Designated Fund at the time we declare the Fund to no longer be a Designated Fund, your Account Value can remain in that Fund without canceling your participation in a Living Benefit. However, any transfers or future Purchase Payments may only be allocated to a Fund that is declared by us to be a Designated Fund at the time of the transaction. If you are invested in a Fund that has been declared by us to no longer be a Designated Fund, you must first transfer your Account Value from that Fund into one or more of the current Designated Fund(s) if you want to make subsequent Purchase Payments or any additional transfers. (Note that this restriction does not apply to automatic portfolio rebalancing. Likewise, if you are participating in a DCA program and one of the funds receiving transfers under the DCA program is declared no longer to be a Designated Fund, then your Account Value can remain invested in that Fund until the end of your DCA Period. However, before you make any subsequent Purchase Payments, you must first transfer all your Account Value from that Fund into one or more of the current Designated Funds and provide us with new allocation instructions for your DCA program.) We also reserve the right to close Funds only to new Contracts. We will, however, revise the Prospectus to give notice to prospective investors of the closing of any Fund. If a Designated Fund is closed only to new Contracts, any current Account Value may remain in that Fund and future transfers and Purchase Payments to that Fund are permissible, as long as the Fund is still declared by us to be a Designated Fund.

Note that, on SIR III, SIM, and SIM Plus, we have reserved the right to allow step-ups only if your Account Value is invested in a Fund that has been declared by us to be a Designated Fund. In such case, if you are invested in a Fund that has been declared by us to no longer be a Designated Fund, you will have to transfer into a current Designated Fund before a step-up can occur. If you decide not to transfer into a current Designated Fund and forgo step-up, then your Living Benefit will continue with all of the benefits except for step-up.

BUILD YOUR OWN PORTFOLIO

Among the choices of Designated Funds is a selection of funds (“portfolio model”) that you design yourself using certain broad guidelines that we provide. To “build your own portfolio,” you pick funds from the asset classes available at that time. Altogether you may not choose more than 18 funds for your portfolio model. The amount you may invest in each asset class is determined by a percentage range that we provide for each asset class. The sum of the percentages you invest in the asset classes altogether must total 100%. A chart showing the Funds available in each asset class and the percentage range assigned to each asset class is included in Appendix F.

You may transfer funds within the asset classes as long as your allocations remain within the percentage ranges we have established, and you adhere to the transfer provisions of your Contract. (See “Transfer Privilege,” “Short-Term Trading,” and “Funds’ Shareholder Trading Policies.”) Withdrawals out of your portfolio model will be taken pro-rata from each of your selected Funds. Any additional Purchase Payments will be allocated proportionally to your current Fund selection. At any time you can change your Fund selection by providing new allocation instructions. Your new instructions will change your existing allocations accordingly. Your portfolio will be rebalanced quarterly to maintain your percentage allocations in line with the performance of the Funds over the prior quarter.

Under the terms of the Living Benefits, however, there are certain limits on the times when you can make additional Purchase Payments. For SIR III, you cannot make Purchase Payments after your first Account Anniversary. For SIM and SIM Plus, you may make additional Purchase Payments at any time. However, Purchase Payments made after the first Account Anniversary will be limited to $50,000 during any Account Year, without our prior approval. We reserve the right not to accept additional Purchase Payments under SIM and SIM Plus.

If at any time, a fund is closed to new business, no new payments or transfers into the fund will be permitted. However, portfolio rebalancing of the fund will continue. To make a payment into your portfolio model after a fund within the model has been closed, you must redesign your portfolio model without the closed fund. Your entire Account Value will then be reallocated to your new portfolio model. Likewise, if you are participating in a DCA program and one of the Funds in this portfolio model receiving transfers under the DCA program is declared to no longer be part of the portfolio model, then the program will run through to completion. However, before you make any subsequent Purchase Payments, you must first either (a) reallocate your total Account Value among funds that comply with the current Build Your Own Portfolio categories or (b) transfer your total Account Value to Designated Funds other than the Build Your Own Portfolio model. You must also provide us with new allocation instructions for your DCA program.

DEATH BENEFIT

If the Covered Person dies during the Accumulation Phase, we may pay a death benefit to the designated Beneficiary(ies), using the payment method elected (a single cash payment or one of our Annuity Options). If the Beneficiary is not living on the date of death of the Covered Person, we will pay the death benefit to the surviving Participant, if any, or, if there is no Participant, in one sum to your estate. We do not pay a death benefit if the Covered Person dies during the Income Phase. However, the Beneficiary will receive any annuity payments provided under an Annuity Option that is in effect. If the Contract names more than one Covered Person, we will pay the death benefit upon the first death of such Covered Persons.

The death benefit proceeds will remain invested in the Sub-Accounts in accordance with the allocations made by the Contract Owner until the Beneficiary has provided us with Due Proof of Death in good order. Once we have received Due Proof of Death, then investments in the Variable Account may be reallocated in accordance with the Beneficiary’s instructions.

Amount of Death Benefit

To calculate the amount of the death benefit, we use a “Death Benefit Date.” The Death Benefit Date is the date we receive Due Proof of Death of the Covered Person in an acceptable form, if you have elected a death benefit payment method before the death of the Covered Person and it remains in effect. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive the Beneficiary’s election of either payment method or, if the Beneficiary is your spouse, Contract continuation. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, we reserve the right to provide a lump sum to your Beneficiary.

The amount of the death benefit is determined as of the Death Benefit Date.

The Basic Death Benefit

The basic death benefit will be the greater of the following amounts:

(1)	your Account Value on the Death Benefit Date; and

(2)	your total Adjusted Purchase Payments. (See “Calculating the Death Benefit.”)

Adjusted Purchase Payments initially equal the initial Purchase Payment.

Each time there is an additional Purchase Payment then:

Your new Adjusted Purchase Payments	=	APP + PP

Where:

APP	=	Your Adjusted Purchase Payments immediately prior to the additional Purchase Payment.
PP	=	The amount of the additional Purchase Payment.

Each time there is a withdrawal then:

Your new Adjusted Purchase Payments	=	APP x	(AV – WD)
AV

Where:

APP	=	Your Adjusted Purchase Payments immediately prior to the withdrawal.
WD	=	The amount of the withdrawal.
AV	=	Your Account Value immediately prior to the withdrawal.

When the Account Value is less than the Adjusted Purchase Payments, a withdrawal may cause the basic death benefit to decrease by more than the amount of the withdrawal.

Optional Death Benefit

You may enhance the “basic death benefit” by electing the optional death benefit known as the Maximum Anniversary Account Value (“MAV”). You must make your election on or before the Issue Date. You will pay a charge for the optional death benefit. (For a description of the charge, see “Charges for Optional Benefits.”) The optional death benefit is available only if you are younger than age 75 on the Open Date. The optional death benefit election may not be changed after the Contract’s Issue Date. The optional death benefit will be adjusted for all partial withdrawals as described in this Prospectus under the heading “Calculating the Death Benefit.”

If your Contract is a Qualified Contract, required minimum distributions under the Internal Revenue Code may affect the value of this optional death benefit to you. Please refer to “Impact of Optional Death Benefit and Optional Living Benefits” under “TAX PROVISIONS” for more information regarding tax issues that you should consider before electing this optional benefit.

Under MAV, the death benefit will be the greater of:

●	the amount payable under the basic death benefit above, or

●
your highest Account Value on any Account Anniversary before the Covered Person’s 81st birthday, adjusted for any subsequent Purchase Payments and partial withdrawals made between that Account Anniversary and the Death Benefit Date.

In determining the highest Account Value, on the second and each subsequent Account Anniversary, the current Account Value is compared to the previous highest Account Value, adjusted for any Purchase Payments and partial withdrawals made during the Account Year ending on that Account Anniversary. If the current Account Value exceeds the adjusted highest Account Value, the current Account Value will become the new highest Anniversary Account Value.

Spousal Continuance

Under an individually-owned Contract, if you are the Covered Person and your spouse is the sole Beneficiary, upon your death, your spouse may elect to continue the Contract by becoming the new Participant and new Covered Person, rather than receive the death benefit amount. Under a co-owned Contract, if you and your spouse are the Covered Persons and sole Beneficiaries, then upon the death of either you or your spouse, the surviving spouse may continue the Contract as the sole Participant and sole Covered Person. In either case, we will not pay a death benefit, but the Contract’s Account Value will be set to equal the death benefit amount. (See “The Basic Death Benefit” or, if applicable, the “Optional Death Benefit.”) If you are participating in a Living Benefit and you have joint-life coverage, then your surviving spouse may continue the Contract and the Living Benefit. If you are participating in a Living Benefit and you have single-life coverage, then your surviving spouse can continue the Contract, but the Living Benefit will terminate and no optional living benefit will be available to your surviving spouse. (See “Death of Participant - Single-Life Coverage.”)

All Contract provisions, including, if elected, the optional death benefit (subject to the optional death benefit age restriction), will continue as if your surviving spouse had purchased the Contract on the Death Benefit Date with a deposit equal to the death benefit amount. For purposes of calculating death benefits and expenses from that date forward, your surviving spouse’s age on the original effective date of the Contract will be used. Upon surrender or annuitization, this increased amount will not be treated as premium, but will be treated as income. If you are in a same-sex marriage, see “Federal Defense of Marriage Act and Same-Sex Marriages” under “TAX PROVISIONS.”

Calculating the Death Benefit

In calculating the death benefit amount payable under option (2) of “The Basic Death Benefit” or the optional death benefit, each partial withdrawal will reduce the death benefit amount to an amount equal to the death benefit amount immediately before the withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. (See “The Basic Death Benefit.”) A withdrawal may cause the basic death benefit to decrease by more than the amount of the withdrawal.

Rather than receiving the death benefit, the Beneficiary may elect to annuitize, to defer annuitization, or to continue the Contract. In such case, if the death benefit amount payable under the Contract is greater than your Account Value, we will increase the Account Value to equal the death benefit amount. Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Also, any portion of this new Account Value attributed to an existing DCA Period will be allocated to your selected Sub-Accounts.

Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under “The Income Phase - Annuity Provisions.”

During the Accumulation Phase, you may elect the method of payment for the death benefit. These elections are made by sending us, at our mailing address, a completed election form, which we will provide. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity. If the Beneficiary is your surviving spouse, the Beneficiary may elect to continue the Contract. This election is made by sending us written notice in a form acceptable to us. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until a written election is submitted to the Company or a distribution is required by law. We can defer payment of the death benefit to the extent permitted under the Investment Company Act of 1940. (See “Payment of Death Benefit.”)

If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option.

Non-Qualified Contracts

If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within 5 years after your death, or (2) if in the form of an annuity, over a period not greater than the life or expected life of the “designated beneficiary” within the meaning of Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

The person you have named as Beneficiary under your Contract, if any, will be the “designated beneficiary.” If the named Beneficiary is not living and no contingent beneficiary has been named, the surviving Participant, if any, or the estate of the deceased Participant automatically becomes the designated beneficiary.

If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Participant. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the Contract, see “Spousal Continuance.” If you are in a same-sex marriage, see “Federal Defense of Marriage Act and Same-Sex Marriages” under “TAX PROVISIONS.”

During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option in place must be distributed at least as rapidly as the method of distribution under that option.

If the Participant is not a natural person, these distribution rules apply upon the death or removal of any Annuitant.

Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

Selection and Change of Beneficiary

You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the contract’s Annuity Commencement Date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate your Beneficiary, or your Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which you or your Beneficiary last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit if your Beneficiary steps forward to claim it with the proper documentation.  To prevent such escheatment, it is important that you update your Beneficiary designations, including full names and complete addresses, if and as they change.

Payment of Death Benefit

Payment of the death benefit in cash will be made within seven days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

THE INCOME PHASE - ANNUITY PROVISIONS

During the Income Phase, we make regular monthly annuity payments to the Annuitant.

The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described under the Annuity Option you have selected, and we make the first annuity payment.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described under “Annuity Options,” and you cannot change the Annuity Option selected. (Also, a Beneficiary receiving payments after the Annuitant’s death under Option B, Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain, may elect to receive the discounted value of the remaining payments in a single sum, as discussed under “Annuity Options.”) You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. (See “WITHDRAWALS AND WITHDRAWAL CHARGES.”)

Selection of Annuitant(s)

You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Options refer to the Annuitant as the “Payee.” If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant.

When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payments.

Selection of the Annuity Commencement Date

You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:

●	The earliest possible Annuity Commencement Date is the first day of the second month following your Issue Date.

●
The latest possible Annuity Commencement Date is the first day of the month following the Annuitant’s 95th birthday (“Maximum Annuity Commencement Date”). If there is a Co-Annuitant, the Annuity Commencement Date applies to the younger of the Annuitant and Co-Annuitant.

●	The Annuity Commencement Date must always be the first day of a calendar month.

You may change the Annuity Commencement Date by sending us written notice, in a form acceptable to us, with the following additional limitations:

●	We must receive your notice, in good order, at least 30 days before the current Annuity Commencement Date.

●	The new Annuity Commencement Date must be at least 30 days after we receive the notice.

There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70½ (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70½).

Annuity Options

We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both. We may also agree to other settlement options, at our discretion.

Annuity Option A - Life Annuity

We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary. Note that if the Annuitant dies prior to the end of the first month after the Annuity Commencement Date, only one annuity payment will be made.

Annuity Option B - Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain

We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant’s estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate of 3%; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

Annuity Option C - Joint and Survivor Annuity

We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the last survivor dies. There is no provision for continuance of any payments to a Beneficiary.

Annuity Option D - Monthly Payments for a Specified Period Certain

We make monthly payments for a specified period of time from 5 to 30 years, as you elect. The longer the period you elect, the smaller your monthly payments will be. If payments under this option are paid on a variable annuity basis, the Annuitant may elect to receive, in one sum, at any time, some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate of 3%. If the Annuitant dies during the period selected, the remaining income payments are made as described above for the payments to a Beneficiary under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax. The 5, 6, 7, 8, and 9-year period certain options are not available during your first seven Account Years unless (a) you or your Beneficiary are selecting this Annuity Option to be used as the method of payment for the death benefit and (b) your Beneficiary’s life expectancy on the date of the first payment exceeds the selected period.

Selection of Annuity Option

You select one or more of the Annuity Options, which you may change during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain, except as otherwise provided under your applicable Living Benefit.

You must specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations. If, however, a portion of your Account Value was allocated to a DCA Period at the time of annuitization, that portion will be exchanged for Annuity Units and allocated among the Sub-Accounts you select at annuitization or, if you make no such selection, then in proportion to the Sub-Accounts you were invested in prior to annuitization.

There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

Remember that the Annuity Option may not be changed once annuity payments begin.

Amount of Annuity Payments

Adjusted Account Value

The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day just before the Annuity Commencement Date and making the following adjustments:

●	We deduct a proportional amount of the Account Fee, based on the fraction of the current Account Year that has elapsed.

●	We deduct any applicable premium tax or similar tax if not previously deducted.

Variable Annuity Payments

On the Annuity Commencement Date, we will exchange your Account’s Variable Accumulation Units for Annuity Units upon which we will assess annual insurance charges of 1.60% of your average daily Annuity Unit values. Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the “annuity payment rates” in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. (See “Annuity Payment Rates.”)

To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests a transfer among Sub-Accounts). However, the dollar amount of the next Variable Annuity payment, which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit value for the Valuation Period ending just before the date of the payment, will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

After you annuitize, we will deduct total insurance charges at an annual rate of 1.60% of your average daily Annuity Unit values. We will no longer deduct the mortality and expense risk charge or the charges for any optional living benefit or the optional death benefit. The 1.60% charge, which includes an administrative expense charge and a distribution fee, compensates us for the risks and expenses associated with providing annuity payments during the Income Phase. The total insurance charges of 1.60% during the Income Phase are higher than the maximum total Variable Account annual expenses (without optional benefits) deducted during the Accumulation Phase.

Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable “annuity payment rates.” These will be either (1) the rates in your Contract, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. (See “Annuity Payment Rates.”)

Minimum Payments

If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment, except as otherwise provided under your Living Benefit.
Transfer of Variable Annuity Units

During the Income Phase, the Annuitant may transfer Annuity Units in one Sub-Account for Annuity Units in another Sub-Account, up to 12 times each Account Year. Any such transfers may be subject to any restrictions or other policies that the Funds have adopted to protect the Funds from short-term trading or other practices that are potentially harmful to the Fund (the “Funds’ Shareholder Trading Policies”). The applicability of the Funds’ Shareholder Trading Policies is the same during the Income Phase as during the Accumulation Phase, and this is discussed in this Prospectus under “Funds’ Shareholder Trading Policies.” For the reasons discussed there, you should review and comply with each Fund’s Shareholder Trading Policies, which are disclosed in the Funds’ current prospectuses.

To make a transfer, the Annuitant sends us, at our mailing address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to transfer and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the transfer would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the transfer request.

Before transferring Annuity Units in one Sub-Account for those in another, the Annuitant should carefully review the relevant Fund prospectuses for the investment objectives and risk disclosure of the Funds in which the Sub-Accounts invest.

During the Income Phase, we permit only transfers among Sub-Accounts. No transfers to or from a Fixed Annuity are permitted.

Account Fee

During the Income Phase, we deduct the annual Account fee of $50 in equal amounts from each Variable Annuity payment. We do not deduct the annual Account fee from Fixed Annuity payments.

Annuity Payment Rates

Annuity payment rates are the rates we use to determine the dollar amount of an annuity payment under each Annuity Option. The Contract contains annuity payment rate schedules for each Annuity Option described in this Prospectus. These schedules show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (3% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract. We may change these rates under Group Contracts for Accounts established after the effective date of such change. (See “Modification.”)

The annuity payment rates may vary according to the Annuity Option elected and the adjusted age of the Annuitant. The Contracts also describe the method of determining the adjusted age of the Annuitant. The mortality table used in determining the annuity payment rates for Annuity Options A, B and C is the Annuity 2000 Table.

Annuity Options as Method of Payment for Death Benefit

You or your Beneficiary may also select one or more Annuity Options to be used in the event of the Covered Person’s death before the Income Phase, as described under the “Death Benefit” section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

OTHER CONTRACT PROVISIONS

Exercise of Contract Rights

An Individual Contract belongs to the individual to whom the Contract is issued. A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Participant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only before the Annuity Commencement Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Covered Person prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

Change of Ownership

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the Annuity Commencement Date; and each Participant, in like manner, may change the ownership interest in a Contract. A change of ownership will not be binding on us until we receive written notification, in good order. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

Change of ownership will not change the Covered Person named when the Contract is issued. This means that all death benefits and surrender charge waivers will continue to be based on the Covered Person and not the Participant. The amount payable on the death of the new Participant will be the Surrender Value.

Voting of Fund Shares

To the extent required by law, we will vote all shares held in the Variable Account in accordance with instructions we receive from persons with voting interests in the Funds. During the Accumulation Phase, you will have the right to give voting instructions, except in the case of a Group Contract in which the Owner has reserved this right. During the Income Phase, the Payee (that is, the Annuitant or Beneficiary entitled to receive benefits) is the person having the right to give voting instructions.

Before a vote of the shareholders of a Fund occurs, each person with voting interests in the Fund will receive voting materials from us. We will ask those persons to instruct us on how to vote and to return their respective voting instructions to us in a timely manner. Each such person is permitted to cast votes based on the dollar value of the shares of each Fund that we hold for your Contract in the corresponding Sub-Account. We calculate this value based on the number of Variable Accumulation Units or Variable Annuity Units allocated to your Contract as of the date set by the Fund and the value of each Variable Accumulation Unit or Variable Annuity Unit on that date. We count fractional votes.

We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from person(s) with voting interests in the Fund. Because of this method of proportional voting, a small number of persons with voting interests in the Fund may determine the outcome of a shareholder vote. If, however, we determine that we are permitted to vote the Fund shares in our own right, then we may do so.

Note: Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular retirement plan and under the Investment Company Act of 1940. Employees who contribute to retirement plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such retirement plans may also provide the additional extent, if any, to which an Owner shall follow voting instructions of persons with rights under those plans. If no voting instructions are received from any such person with respect to a particular Contract, the Owner may instruct us as to how to vote the number of Fund shares for which instructions may be given.

Reports to Owners

We will send you, by regular U.S. mail, confirmation of all Purchase Payments (including any interest credited), withdrawals, (including any withdrawal charges and federal taxes on withdrawals), minimum distributions, death benefit payments, transfers (excluding dollar-cost averaging transfers) and living benefit credits or refunds. Such confirmations will be sent within two business days after the transaction occurs.

In addition, within five business days after each calendar quarter, we will send you, by regular U.S. mail, a statement showing your current Account Value, death benefit value, and investment allocation by asset class. Each quarterly statement will detail transactions that occurred during the last calendar quarter including Purchase Payments, annuity payments, transfers (including dollar-cost averaging transfers), partial withdrawals, systematic withdrawals, minimum distributions, portfolio rebalancing, asset reallocations, interest credited on fixed accounts, step-ups credited on living benefits, and annual contract fees assessed.

We will also send you annual and semi-annual reports of the Funds in which you are invested, including a list of investments held by each portfolio as of the current date of the report.

If you have enrolled in the electronic delivery service and consented to receive documents electronically, we will send you an email at the address you provided notifying you when we have posted your confirmations, statements, and reports on our website.

It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

Substitution of Securities

Shares of any or all Funds may not always be available for investment under the Contract. We may add or delete Funds or other investment companies as variable investment options under the Contract. We may also substitute for the shares held in any Sub-Account shares of another Fund or shares of another registered open-end investment company or unit investment trust, provided that the substitution has been approved, if required, by the SEC. You will receive notice of any such Fund changes that affect your Contract by a supplement to this Prospectus.

Change in Operation of Variable Account

At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may supplement this Prospectus to reflect the change and take such other action as may be necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract. Any changes we make by splitting or combining Variable Accumulation Unit values must comply with federal securities laws and regulations.

Modification

Upon notice to the Participant, in the case of an Individual Contract, and the Owner and Participant(s), in the case of a Group Contract (or the Payee(s) during the Income Phase), we may modify the Contract if such modification is consistent with federal securities laws and regulations and: (1) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (2) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (3) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (see “Change in Operation of Variable Account”); (4) provides additional Variable Account and/or fixed accumulation options; or (5) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may supplement this Prospectus to reflect such modification.

In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fee, mortality and expense risk charges, administrative expense charges, and the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments, provided that such modification will not exceed the maximum fees as shown in the fee table. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.

Discontinuance of New Participants

We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.

Reservation of Rights

We reserve the right, to the extent permitted by law, to: (1) combine any two or more variable accounts or Sub-Accounts; (2) add or delete Funds, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove DCA Periods available at any time for election by a Participant; and (4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may supplement this Prospectus and make appropriate endorsement to the Contract as necessary to reflect the change.

Right to Return

If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our mailing address, as shown on the cover of this Prospectus, within 10 days or longer if allowed by your state after it was delivered to you. State law may also allow you to return the Contract to your sales representative. (Information about your right to return period can be found on the first page of your Contract or prominently displayed in an endorsement to your Contract. You can also obtain information about your right to return period by contacting your sales representative.) When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value. If applicable state law requires return of Purchase Payments, we will return the greater of (1) your Surrender Value or (2) the full amount of any Purchase Payment(s) we received.

If you are establishing an Individual Retirement Annuity (“IRA”), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within seven days after your Issue Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a “ten day free-look,” notwithstanding the provisions of the Internal Revenue Code.

TAX PROVISIONS

This section provides general information on the federal income tax consequences of ownership of a Contract and is not intended as tax advice. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Contract. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money – generally for retirement purposes. If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your Contract is called a “Qualified Contract.” If your annuity is independent of any formal retirement or pension plan, it is termed a “Non-Qualified Contract.” The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.

U.S. Federal Income Tax Provisions

The following discussion applies only to those Contracts issued in the United States. For a discussion of tax provisions affecting Contracts issued in Puerto Rico, see “Puerto Rico Tax Provisions.”

Taxation of Non-Qualified Contracts

Deductibility of Purchase Payments. For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible. Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income. Any such amounts will also be excluded from the “investment in the contract” for purposes of determining the taxable portion of any distributions from a Qualified Contract. As a general rule, regardless of whether you own a Qualified or a Non-Qualified Contract, the amount of your tax liability on earnings and distributions will depend upon the specific tax rules applicable to your Contract and your particular circumstances.

Pre-Distribution Taxation of Contracts. Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any payee under the Contract until a distribution is received from the Contract. However, certain assignments or pledges of a Contract or loans under a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an “immediate annuity”, which the Internal Revenue Code (the “Code”) defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. For that reason, no decision to purchase an annuity should be based on the assumption that the purchase of an annuity is necessary to obtain tax deferral under a qualified plan.

Distributions and Withdrawals from Non-Qualified Contracts. The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date must be treated as a receipt of investment earnings. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment earnings. For purposes of determining whether an Owner has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Owner during any one calendar year must be treated as one annuity contract. If you withdraw your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date (a “full surrender”), the taxable portion will equal the amount you receive less the “investment in the contract” (i.e., the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Owner of a Contract), less any Purchase Payments that were amounts previously received which were not includable in income).

Annuity Payments. A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee’s expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.

Penalty Tax on Certain Withdrawals. A penalty tax of 10% may also apply to taxable cash withdrawals, including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59½, to distributions pursuant to the death or disability of the owner, to distributions that are a part of a series of substantially equal periodic payments made not less frequently than annually for life or life expectancy, or to distributions under an immediate annuity (as defined above). Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Contract. You should consult a qualified tax professional with regard to exceptions from the penalty tax.

Taxation of Death Benefit Proceeds. Death benefits paid upon the death of a Participant are not life insurance benefits and will generally be includable in the income of the recipient to the extent they represent investment earnings under the contract. For this purpose, the amount of the investment in the contract is not affected by the Participant’s or Annuitant’s death, i.e., the investment in the contract must still be determined by reference to the Participant’s investment in the Contract. Special mandatory distribution rules also apply after the death of the Participant when the beneficiary is not the surviving spouse of the Participant.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the contract. If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

Transfers, Assignments or Exchanges of a Contract. A transfer or assignment of ownership of a Contract, the designation of an Annuitant other than the Owner, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment or exchange should consult a qualified tax professional as to the tax consequences.

Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability.  Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Contracts. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner’s income when a taxable distribution occurs.

Partial Annuitization. Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives or for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment.

Taxation of Qualified Contracts

“Qualified Contracts” are Contracts used with plans that receive tax-deferral treatment pursuant to specific provisions of the Code. Annuity contracts also receive tax-deferral treatment. It is not necessary that you purchase an annuity contract to receive the tax-deferral treatment available through a Qualified Contract. If you purchase this annuity Contract as a Qualified Contract, you do not receive additional tax-deferral. Therefore, if you purchase this annuity Contract as a Qualified Contract, you should do so for reasons other than obtaining tax deferral.

You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan’s specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

Pension and Profit-Sharing Plans. Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Code requirements are similar for qualified retirement plans of corporations and those of self- employed individuals. Self-employed persons, as a general rule, may therefore use Qualified Contracts as a funding vehicle for their retirement plans. Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract.

Individual Retirement Accounts and Annuities. Individual Retirement Accounts and Annuities (“IRAs”), as defined in Section 408 of the Code, permit eligible individuals to make annual contributions of up to the lesser of a specified dollar amount for the year or the amount of compensation includible in the individual’s gross income for the year. The contributions may be deductible in whole or in part, depending on the individual’s income. In addition, certain distributions from some other types of retirement plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59½, unless an exception applies. The Internal Revenue Service imposes special information requirements with respect to IRAs and we will provide purchasers of the Contracts as Individual Retirement Annuities with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled “Right to Return.” If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

Roth Individual Retirement Arrangements. Section 408A of the Code permits certain eligible individuals to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If you roll over from or convert a traditional IRA Contract into a Roth IRA Contract or your Individual Retirement Account that holds a Contract is converted to a Roth Individual Retirement Account, the fair market value of the Contract is included in taxable income. Under IRS regulations and Revenue Procedure 2006-13, fair market value may exceed the Contract’s account balance. Thus, you should consult with a qualified tax professional prior to any conversion.  Distributions from a Roth IRA are generally not taxed, except that once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

The Internal Revenue Service imposes special information requirements with respect to Roth IRAs and we will provide the necessary information for Contracts issued as Roth Individual Retirement Annuities. If your Contract is issued in connection with a Roth Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

Distributions and Withdrawals from Qualified Contracts. In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59½, except in certain circumstances.

If you receive a distribution from a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity, a governmental Code Section 457 plan or an IRA and roll over some or all of that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan, tax-sheltered annuity or governmental Section 457 plan will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover. Rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan, governmental Section 457 plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:

●	a distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

●	any required minimum distribution; or

●	any hardship distribution.

Only you or your surviving spouse Beneficiary may elect to roll over a distribution to an eligible retirement plan. However, a non-surviving-spouse Beneficiary may be able to directly transfer a distribution to a so-called inherited IRA that will be subject to the IRS distribution rules applicable to beneficiaries.

Withholding. In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, a non-surviving-spouse Beneficiary may elect a direct rollover only to a so-called inherited IRA. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

Investment Diversification and Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying non-qualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Fund available as an investment option under the Contract complies with these regulations.

In certain circumstances, owners of variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is limited guidance in this area, and some features of our Contracts, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over separate account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the Owner of the separate account assets supporting the Contract. Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract. In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future. Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account. You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

Impact of Optional Death Benefit and Optional Living Benefits

For a further discussion, please refer to “Tax Issues Under the Living Benefits.”

Qualified Contracts. If your Contract is a Qualified Contract other than a Roth IRA, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. Under the RMD rules, distributions must begin no later than April 1 of the calendar year following the year in which you attain age 70½ or, for non-IRAs, the date of retirement instead of age 70½ if it is later. The RMD amount for a distribution calendar year is generally calculated by dividing the Contract’s value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations.

The IRS’s RMD regulations provide that the annual RMD amount is to be calculated based on the Contract’s Account Value as of 12/31 plus “the actuarial present value of any additional benefits” that are provided under your Contract (such as optional death and living benefits) which is also calculated as of 12/31. When we notify you yearly of the RMD amount, we will inform you if the calculation included the actuarial present value of any additional benefits since such inclusion would have increased your RMD amount. Because of the above actuarial present value requirements, your initial election of a Contract’s optional benefit could cause your RMD amount to be higher than it would be without such an election. Additionally, if your RMD amount exceeds your guaranteed withdrawal amount under an optional living benefit, you will have to withdraw more than the guaranteed withdrawal amount to avoid the imposition of a 50% excise tax, causing a reset of your guaranteed withdrawal benefit. Prior to electing to participate in any optional benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on your yearly RMD amounts.

You may take an RMD amount calculated for a particular Individual Retirement Annuity from that Annuity or from another IRA of yours. If your Qualified Contract is an asset of a qualified retirement plan, the qualified plan is subject to the RMD requirements and the Contract, as an asset of the qualified plan, may need to be used as a source of funds for the RMDs.

If your Contract is a traditional Individual Retirement Annuity or is held by your traditional Individual Retirement Account and you convert such a traditional Annuity or Account to a Roth IRA (see “Roth Individual Retirement Arrangements”), the IRS’s rules for determining the amount of your taxable income at the time of conversion include an amount based on the RMD actuarial present value requirements discussed above. Thus, your election of a Contract’s optional benefit could cause your taxable income upon conversion to be higher than it would be without such an election. Prior to electing to participate in any optional living benefit or death benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on conversion taxable income.

For Qualified Contracts issued other than as Individual Retirement Annuities, (1) we do not calculate your annual RMD amount nor do we notify you of such amount and (2) you should contact the Account’s trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract’s value (including any actuarial present value of additional benefits discussed below) so that it can be used by the trustee or custodian in the Account’s RMD calculations.

Non-Qualified Contracts. We are required to make a determination as to the taxability of any withdrawal you make in order to be able to annually report to the IRS and your information about your withdrawal. Under the Internal Revenue Code, any withdrawal from a Non-Qualified Contract is taxable to the extent the annuity’s cash value (determined without regard to surrender charges) exceeds the investment in the contract. There is no definition of “cash value” in the Code and, for tax reporting purposes, we are currently treating it as the Account Value of the Contract. However, there can be no assurance that the IRS will agree that this is the correct cash value. The IRS could, for example, determine that the cash value is the Account Value plus an additional amount representing the value of an optional benefit. If this were to occur, election of an optional benefit could cause any withdrawal, including a withdrawal under the withdrawal benefit of any optional living benefit, to have a higher proportion of the withdrawal derived from taxable investment earnings. Prior to electing to participate in an optional benefit (or, if applicable, prior to renewing your participation in any optional living benefit), you should consult with a qualified tax professional as to the meaning of “cash value.”

Federal Defense of Marriage Act and Same-Sex Marriages

The Contract provides that upon your death a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. Under federal law, all such Contract continuation rights are available only to a person who is defined as a “spouse.” Previously, under the federal Defense of Marriage Act, that definition did not include a same-sex spouse. In 2013, the U.S. Supreme Court ruled that section 3 of the Defense of Marriage Act is unconstitutional; therefore same-sex marriages that are recognized under state law are now also recognized under federal law. The Treasury Department and the IRS have recently announced that spousal status will be determined based on the marriage laws of the state or country in which the marriage was celebrated, regardless of the marriage laws of the state in which an individual resides. Some uncertainty remains, however, and you should consult with a qualified tax professional for further information.

Federal Estate Taxes

While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Please consult an estate planning advisor for more information.

Generation-skipping Transfer Tax

Under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS. Please consult a qualified tax professional for more information.

American Taxpayer Relief Act of 2012

The American Taxpayer Relief Act of 2012 (ATRA) permanently extended the laws governing estate taxes, gift taxes and generation skipping transfer taxes that were put in place by the Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (TRA 2010), with one notable exception – the top estate tax, gift tax and generation skipping tax rate increases from 35% to 40%.

Medicare Tax

Beginning in 2013, distributions from non-qualified annuity policies will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a tax advisor for more information.

Annuity Purchases by Residents of Puerto Rico

The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax professional regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a qualified tax professional with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

Puerto Rico Tax Provisions

The Contract offered by this Prospectus is considered a non-qualified annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended and Section 1031.01 of the 2011 Internal Revenue Code for a New Puerto Rico, as amended (collectively the “Puerto Rico Code”). Under the current provisions of the Puerto Rico Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amount received during the taxable year or the portion of the amount received equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income as a return of premium. After an amount equal to the aggregate premiums or other consideration paid for the annuity has been excluded from gross income, all of the subsequent annuity payments are considered to be taxable income.

When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant’s aggregate premiums or other consideration paid.

The provisions of the Puerto Rico Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. We currently offer the Contract in Puerto Rico in connection with Individual Retirement Arrangements that qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico Code. See the applicable text of this Prospectus under the heading “U.S. Federal Income Tax Provisions” dealing with such Arrangements and their RMD requirements. We may make Contracts available for use with other retirement plans that similarly qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico Code.

As a result of IRS Revenue Ruling 2004-75, as amplified by Revenue Ruling 2004-97, we will treat Contract distributions and withdrawals occurring on or after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting. Under “TAX PROVISIONS,” see “Pre-Distribution Taxation of Contracts,” “Distributions and Withdrawals from Non-Qualified Contracts,” “Withholding” and “Non-Qualified Contracts.” You should consult a qualified tax professional for advice regarding the effect of Revenue Ruling 2004-75 on your U.S. and Puerto Rico income tax situation.

For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax professional.

ADMINISTRATION OF THE CONTRACT

We perform certain administrative functions relating to the Contract, Participant Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contract; processing Applications, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.

DISTRIBUTION OF THE CONTRACT

Contracts are sold by licensed insurance agents (“the Selling Agents”) in those states where the Contract may be lawfully sold. Such Selling Agents will be registered representatives of affiliated or unaffiliated broker-dealer firms (“the Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), 96 Worcester Street, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of FINRA.

The Company (or its affiliate, for purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Participant or the separate account. The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 7.50% of Purchase Payments, and 1.25% annually of the Participant’s Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations, and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. This compensation may be significant in amount and may be based on a percentage of Purchase Payments and/or a percentage of Contract Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments, in certain circumstances referred to as “override” compensation, or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealers’ preferred or recommended list, access to the Selling Broker-Dealers’ registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer’s actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Contracts over other variable annuity contracts (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts.

In addition to selling our variable contracts (including the Contract), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Contracts or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual contract is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Contracts by Selling Broker-Dealers and their registered representatives. Such payments may be greater or less in connection with the Contracts than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Contract to you instead of (or more favorably than) another product or products that might be preferable to you.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading “Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates.”  During 2011, 2012, and 2013, respectively, $15,174,814, $721,780, and $3,090,403 in commissions were paid to but not retained by Clarendon in connection with the distribution of the Contracts described in this Prospectus.

AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits. In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements.

You can inspect and copy this information and our registration statements at the SEC’s public reference facilities at the following location: 100 F Street, N.E., Washington, D.C. 20549-0102, telephone (202) 551-8090. The SEC’s public reference room will also provide copies by mail for a fee. You may also find these materials on the SEC’s website (www.sec.gov).

STATE REGULATION

The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March 1st in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the State of Delaware and the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

In addition, many states regulate affiliated groups of insurers, such as the Company and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Such insurance holding company legislation protects the Company’s ability to pay all guaranteed contract benefits, including any optional living benefits and death benefits. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer’s own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable. A state’s assessment on insurers in connection with the state guaranty fund would not affect the Company’s obligation to pay guaranteed contract benefits, including any optional living benefits and death benefits. If an assessment were so large as to affect the Company’s own ability to meet its obligations, then the provisions to excuse, defer, or offset such assessment would allow the Company to pay guaranteed contract benefits.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

LEGAL PROCEEDINGS

The Company, like other insurance companies, is involved in lawsuits, including class action lawsuits. Although the outcome of any litigation cannot be predicted with certainty, Sun Life (U.S.) believes that, at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, on the ability of Clarendon Insurance Agency, Inc. to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.

FINANCIAL STATEMENTS

The financial statements of the Company which are included in the SAI should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account options and with respect to the death benefit and the Company’s assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

The financial statements of the Variable Account for the year ended December 31, 2013 are also included in the SAI.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Sun Life Assurance Company of Canada (U.S.)	2
Advertising and Sales Literature	2
Tax-Deferred Accumulation	3
Calculations	4
Example of Net Investment Factor Calculation	4
Example of Variable Accumulation Unit Value Calculation	4
Annuity Provisions	4
Determination of Annuity Payments	4
Example of Variable Annuity Unit Calculation	5
Example of Variable Annuity Payment Calculation	5
Distribution of the Contracts	6
Custodian	6
Experts	6
Financial Statements	6

APPENDIX A -
GLOSSARY

The following terms as used in this Prospectus have the indicated meanings:

ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

ACCOUNT QUARTER: A three-month period, with the first Account Quarter beginning on your Issue Date.

ACCOUNT VALUE: The Variable Account Value, if any, plus the Fixed Account Value, if any, of your Account for any Valuation Period.

ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period 365 days (366, if a leap year) from the date on which we issued your Contract. Your Account Anniversary is the last day of an Account Year. Each Account Year after the first is the 365-day period that begins on your Account Anniversary. For example, if the Issue Date is on March 12, the first Account Year is determined from the Issue Date and ends on March 12 of the following year. Your Account Anniversary is March 12 and all Account Years after the first are measured from March 12. (If the Anniversary Date falls on a non-Business Day, the previous Business Day will be used.)

ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant (and while the Covered Person and all Owners are still alive) during which you make Purchase Payments under the Contract. This is called the “Accumulation Period” in the Contract.

ADJUSTED PURCHASE PAYMENTS: Purchase Payments adjusted for partial withdrawals as described in “Calculating the Death Benefit.”

*ANNUITANT: The person or persons to whom the first annuity payment is made. If either Annuitant dies prior to the Annuity Commencement Date, the surviving Annuitant will become the sole Annuitant. The Annuitant becomes the Payee on the Annuity Commencement Date.

ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

ANNUITY OPTION: The method you choose for making annuity payments.

ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.

*BENEFICIARY: The person or entity having the right to receive the death benefit and, for a Certificate issued under a Non-Qualified Contract, who is the “designated beneficiary” for purposes of Section 72(s) of the Code in the event of the Participant’s death. Notwithstanding the foregoing, if there is more than one Participant of a Non-Qualified Contract, the surviving Participant will be deemed the beneficiary under the preceding sentence and any other designated beneficiary will be treated as a contingent beneficiary. The Beneficiary becomes the Payee on the death of the Covered Person prior to the Annuity Commencement Date, or on the death of the Annuitant on or after the Annuity Commencement Date.

BUSINESS DAY: Any day the New York Stock Exchange is open for trading. Also, any day on which we make a determination of the value of a Variable Accumulation Unit.

CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under a Group Contract.

COMPANY (“WE,” “US,” “SUN LIFE (U.S.)”): Sun Life Assurance Company of Canada (U.S.).

CONTRACT: Any Individual Contract, Group Contract, or Certificate issued under a Group Contract.

COVERED PERSON: The person(s) identified as such in the Contract whose death will trigger the death benefit provisions of the Contract and whose medically necessary stay in a hospital or nursing facility may allow the Participant to be eligible for a waiver of the withdrawal charge. The Participant/Owner is the Covered Person unless there is a non-natural Owner, such as a trust, in which case the Annuitant is the Covered Person.

DCA PERIOD: The period for which a Guaranteed Interest Rate is credited.

DEATH BENEFIT DATE: If you have elected a death benefit payment option before the Covered Person’s death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary’s election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until such time as a written election is received by the Company or a distribution is required by law.

DESIGNATED FUNDS: The limited investment options you can choose if you are participating in a living benefit.

DUE PROOF OF DEATH: Receipt by the Company of (1) an original certified copy of an official death certificate or an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, and (2) any other information or documentation required by the Company that is necessary to make payment (e.g. taxpayer identification numbers, beneficiary names and addresses, state inheritance tax waivers, etc.).

FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

FUND: A registered management investment company, or series thereof, in which assets of a Sub-Account may be invested.

GOOD ORDER: An instruction that is received by the Company, that is sufficiently complete and clear, along with all forms, information and supporting legal documentation (including any required spousal or joint owner’s consents) so that the Company does not need to exercise any discretion to follow such instruction. All orders to process a withdrawal request, a request to surrender your Contract, a fund transfer request, or a death benefit claim must be in good order.

GROUP CONTRACT: A Contract issued by the Company on a group basis.

GUARANTEED INTEREST RATE: The rate of interest we credit on an annual effective basis.

INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

INDIVIDUAL CONTRACT: A Contract issued by the Company on an individual basis.

ISSUE DATE: The date the Contract becomes effective which is the date we apply your initial Net Purchase Payment to your Account and issue your Contract. This is called the “Date of Coverage” in the Contract.

MAXIMUM ANNUITY COMMENCEMENT DATE: The first day of the month following the youngest Annuitant’s 95th birthday.

NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater than, less than, or equal to one.

NET PURCHASE PAYMENT: The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax.

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant’s interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

OPEN DATE: The Business Day your Application is received by the Company at its mailing address. The ages of all Owners and Annuitants on the Open Date determines your eligibility for purchasing a Contract and for electing the optional death benefit and an optional living benefit.

*OWNER: The person, persons or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term “Owner,” as used herein, shall refer to the organization entering into the Group Contract.

*PARTICIPANT: In the case of an Individual Contract, the owner of the Contract. In the case of a Group Contract, the person named in the Contract who is entitled to exercise all rights and privileges of ownership under the Contract, except as reserved by the Owner. If there are two Participants, the death benefit is paid upon the death of either Participant.

PAYEE: A recipient of payments under a Contract. The term includes (1) an Annuitant or (2) a Beneficiary who becomes entitled to benefits upon the death of the Participant or upon the death of the Annuitant on or after the Annuity Commencement Date.

PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific Fund.

SURRENDER VALUE: The amount payable on full withdrawal (or surrender) of your Contract. The amount equals: (i) your Account Value at the end of the Valuation Period during which we receive your surrender request; minus (ii) any Account Fee applicable for the Account Year in which the surrender is made and minus any applicable withdrawal charge.

VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

VARIABLE ACCOUNT: Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

YOU and YOUR: The terms “you” and “your” refer to “Owner,” “Participant,” and/or “Covered Person” as those terms are identified in the Contract.

*You specify these items on the Application, and may change them, as we describe in this Prospectus.

APPENDIX B -
WITHDRAWAL CHARGE CALCULATIONS

Full Withdrawal:

Assume a Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents three examples of the withdrawal charge resulting from a full withdrawal of your Account, based on hypothetical Account Values.

						Purchase Payment
		Hypothetical		Cumulative	Free	Amount Subject	Withdrawal	Withdrawal
	Account	Account	Annual	Annual	Withdrawal	to Withdrawal	Charge	Charge
	Year	Value	Earnings	Earnings	Amount	Charge	Percentage	Amount
(a)	1	$41,000	$1,000	$ 1,000	$ 6,000	$35,000	8.00%	$2,800
	2	$45,100	$4,100	$ 5,100	$ 6,000	$39,100	8.00%	$3,128
	3	$49,600	$4,500	$ 9,600	$ 9,600	$40,000	7.00%	$2,800
(b)	4	$52,100	$2,500	$12,100	$12,100	$40,000	6.00%	$2,400
	5	$57,300	$5,200	$17,300	$17,300	$40,000	5.00%	$2,000
	6	$63,000	$5,700	$23,000	$23,000	$40,000	4.00%	$1,600
	7	$66,200	$3,200	$26,200	$26,200	$40,000	3.00%	$1,200
(c)	8	$72,800	$6,600	$32,800	$32,800	$ 0	0.00%	$ 0

(a)
The free withdrawal amount in any year is equal to the greater of (1) the Contract’s earnings, minus all withdrawals previously taken that were not subject to withdrawal charges, and (2) 15% of any Purchase Payments made in the last seven Account Years minus all withdrawals taken during the current Account Year that were not subject to withdrawal charges. In Account Year 1, the free withdrawal amount is $6,000, which equals 15% of the Purchase Payment of $40,000. On a full withdrawal of $41,000, the amount subject to a withdrawal charge is $35,000, which equals the Account Value of $41,000 minus the free withdrawal amount of $6,000.

(b)
In Account Year 4, the free withdrawal amount is $12,100, which equals the Contract’s cumulative earnings to date. On a full withdrawal of $52,100, the amount subject to a withdrawal charge is $40,000.

(c)
In Account Year 8, the free withdrawal amount is $32,800, which equals the Contract’s cumulative earnings to date. On a full withdrawal of $72,800, the amount subject to a withdrawal charge is $0, since the Purchase Payment amount subject to withdrawal charge equals $0.

Partial Withdrawal

Assume a single Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fourth Account Year, and there are a series of four partial withdrawals made during the fourth Account Year of $4,000, $9,000, $12,000, and $20,000.

					Remaining
	Hypothetical				Free	Amount of			Hypothetical
	Account				Withdrawal	Withdrawal			Account
	Value				Amount	Subject to	Withdrawal	Withdrawal	Value
Account	Before		Cumulative	Amount of	After	Withdrawal	Charge	Charge	After
Year	Withdrawal	Earnings	Earnings	Withdrawal	Withdrawal	Charge	Percentage	Amount	Withdrawal
1	$41,000	$1,000	$ 1,000	$ 0	$6,000	$ 0	8.00%	$ 0	$41,000
2	$45,100	$4,100	$ 5,100	$ 0	$6,000	$ 0	8.00%	$ 0	$45,100
3	$49,600	$4,500	$ 9,600	$ 0	$9,600	$ 0	7.00%	$ 0	$49,600
(a) 4	$50,100	$ 500	$10,100	$ 4,000	$6,100	$ 0	6.00%	$ 0	$46,100
(b) 4	$46,900	$ 800	$10,900	$ 9,000	$ 0	$ 2,100	6.00%	$ 126	$37,900
(c) 4	$38,500	$ 600	$11,500	$12,000	$ 0	$11,400	6.00%	$ 684	$26,500
(d) 4	$26,900	$ 400	$11,900	$20,000	$ 0	$19,600	6.00%	$1,176	$ 6,900

(a)
In Account Year 4, the free withdrawal amount is $10,100, which equals the Contract’s cumulative earnings to date. The partial withdrawal amount of $4,000 is less than the free withdrawal amount, so there is no withdrawal charge.

(b)
Since a partial withdrawal of $4,000 was taken, the remaining free withdrawal amount in Account Year 4 is $10,900 - $4,000 = $6,900. Therefore, $6,900 of the $9,000 withdrawal is not subject to a withdrawal charge, and $2,100 is subject to a withdrawal charge. Of the $13,000 withdrawn to date, $10,900 has been from the free withdrawal amount and $2,100 has been from Purchase Payments.

(c)
Since $10,900 of the two prior Account Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Account Year 4 is $11,500 - $10,900 = $600. Therefore, $600 of the $12,000 withdrawal is not subject to a withdrawal charge, and $11,400 is subject to a withdrawal charge. Of the $25,000 withdrawn to date, $11,500 has been from the free withdrawal amount and $13,500 has been from Purchase Payments.

(d)
Since $11,500 of the three prior Account Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Account Year 4 is $11,900 - $11,500 = $400. Therefore, $400 of the $20,000 withdrawal is not subject to a withdrawal charge, and $19,600 is subject to a withdrawal charge. Of the $45,000 withdrawn to date, $11,900 has been from the free withdrawal amount and $33,100 has been from Purchase Payments. Note that if the $6,900 hypothetical Account Value after withdrawal was withdrawn, it would all be from Purchase Payments and subject to a withdrawal charge. The withdrawal charge would be 6% of $6,900, which equals $414. The total Account Year 4 withdrawal charges would then be $2,400, which is the same amount that was assessed for a full withdrawal in Account Year 4 in the example above.

APPENDIX C -
CALCULATION OF FREE WITHDRAWAL AMOUNT

For the first Account Year, the free withdrawal amount is equal to 15% of the amount of all Purchase Payments made. For all other Account Years, the free withdrawal amount is equal to the greater of:

#1 - Contract earnings minus all withdrawals previously taken that were not subject to withdrawal charges, or

#2 - 15% of the amount of all Purchase Payments made in the last seven Account Years (including the current Account Year), minus all withdrawals taken during the current Account Year that were not subject to withdrawal charges.

For the below example, assume an initial Purchase Payment of $100,000 is made on the Issue Date.

Account Year	Purchase Payments	Hypothetical Account Value before Withdrawal	Contract Earnings (#1 Above)	15% of Purchase Payments (#2 Above)	Free Amount before Withdrawal	Amount of Withdrawals	Remaining Free Withdrawal Amount After Withdrawal	Hypothetical Account Value after Withdrawal
1	$ 100,000	$ 101,000	$ 1,000	$ 15,000	$ 15,000	$ 0	$ 15,000	$ 101,000
2	$ 0	$ 101,000	$ 1,000	$ 15,000	$ 15,000	$ 0	$ 15,000	$ 101,000
3	$ 0	$ 109,000	$ 9,000	$ 15,000	$ 15,000	$ 0	$ 15,000	$ 109,000
(a) 4	$ 0	$ 117,000	$ 17,000	$ 15,000	$ 17,000	$ 17,000	$ 0	$ 100,000
(b) 4	$ 40,000	$ 141,000	$ 1,000	$ 4,000	$ 4,000	$ 0	$ 4,000	$ 141,000
5	$ 0	$ 142,000	$ 2,000	$ 21,000	$ 21,000	$ 0	$ 21,000	$ 142,000
6	$ 0	$ 135,000	$ 0	$ 21,000	$ 21,000	$ 0	$ 21,000	$ 135,000
7	$ 0	$ 140,000	$ 0	$ 21,000	$ 21,000	$ 0	$ 21,000	$ 140,000
(c) 8	$ 0	$ 143,000	$ 3,000	$ 6,000	$ 6,000	$ 0	$ 6,000	$ 143,000
(d) 8	$ 20,000	$ 165,000	$ 5,000	$ 9,000	$ 9,000	$ 0	$ 9,000	$ 165,000
(e) 8	$ 0	$ 159,000	$ 0	$ 9,000	$ 9,000	$ 9,000	$ 0	$ 150,000

(a) In Account Year 4, a request for the entire free withdrawal amount is made. The Contract earnings of $17,000 are greater than 15% of all Purchase Payments made in the last seven Account Years (15% x $100,000 = $15,000) and as such $17,000 is withdrawn from the Account.

(b) Later in Account Year 4, an additional Purchase Payment of $40,000 is made and the free withdrawal amount is immediately recalculated. Because 15% of all Purchase Payments made in the last seven Account Years (15% of $140,000) exceeds Contract earnings in Account Year 4 ($1,000), the new free withdrawal amount is $4,000 ([0.15% x $140,000] - $17,000).

(c) In Account Year 8, the free withdrawal amount is $6,000 which represents 15% of Purchase Payments made in the last seven Account Years. (Purchase Payments made in the last seven Account Years would include the $40,000 in Account Year 4, but would not include the $100,000 initial Purchase Payment because that Payment was made more than seven Account Years ago.) The $6,000 is greater than the Contract earnings of $3,000.

(d) Later in Account Year 8, an additional Purchase Payment of $20,000 is made and the free withdrawal amount is immediately recalculated. The new free withdrawal amount is $9,000 (0.15 x [$40,000 + $20,000]), which exceeds Contract earnings in Account Year 8 ($5,000).

(e) Subsequently, in Account Year 8, a withdrawal of $9,000 is taken which reduces the free withdrawal amount to $0.

APPENDIX D -
PREVIOUSLY AVAILABLE INVESTMENT OPTIONS

The current available variable investment options are those listed on page 1 of the prospectus.

If you purchased your Contract before October 31, 2011, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Large-Cap Equity Funds	Asset Allocation Funds
Columbia Variable Portfolio - Marsico 21st Century Fund, Class 2	Franklin Income VIP Fund, Class 22
Franklin Mutual Shares VIP Fund, Class 21	Target Date Funds
Oppenheimer Capital Appreciation Fund/VA, Service Shares	Fidelity® Freedom 2015 Portfolio, Service Class 2
Small-Cap Equity Funds	(of Variable Insurance Products Fund IV)
Franklin Small Cap Value VIP Fund, Class 23	Fidelity® Freedom 2020 Portfolio, Service Class 2
International/Global Equity Funds	(of Variable Insurance Products Fund IV)
AllianceBernstein International Growth Portfolio, Class B	Intermediate-Term Bond Funds
Columbia Variable Portfolio - Marsico International	MFS® Bond Portfolio, Service Class
Opportunities Fund, Class 2	Multi-Sector Bond Fund
Templeton Growth VIP Fund, Class 24	Franklin Strategic Income VIP Fund, Class 25
Specialty Sector Commodity Funds	Emerging Markets Bond Fund
PIMCO CommodityRealReturn® Strategy Portfolio,	PIMCO Emerging Markets Bond Portfolio, Administrative
Administrative Class	Class

!	Formerly Mutual Shares Securities Fund.
2	Formerly Franklin Income Securities Fund.
3	Formerly Franklin Small Cap Value Securities Fund.
4	Formerly Templeton Growth Securities Fund.
5	Formerly Franklin Strategic Income Securities Fund.

AllianceBernstein L.P. advises the AllianceBernstein Portfolio. Columbia Management Investment Advisers, LLC, advises the Columbia Variable Portfolios (sub-advised by Marsico Capital Management, LLC). Franklin Advisers, Inc. advises Franklin Income VIP Fund and Franklin Strategic Income VIP Fund. Franklin Advisory Services, LLC advises Franklin Small Cap Value VIP Fund. Franklin Mutual Advisers LLC advises Franklin Mutual Shares VIP Fund. Massachusetts Financial Services Company advises the MFS® Portfolio. Pacific Investment Management Company LLC advises the PIMCO Portfolios. OFI Global Asset Management, Inc. advises the Oppenheimer Fund. Strategic Advisers, Inc. advises the Fidelity® VIP Freedom Portfolios. Templeton Global Advisors Limited advises Templeton Growth VIP Fund.

APPENDIX E -
OPTIONAL LIVING BENEFIT EXAMPLES

Example: How the Living Benefits work

Assume for the examples below that you are age 63 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate with single-life coverage. (If you selected joint-life coverage, then the numbers shown in the example could be different). Your Withdrawal Benefit Base and your Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Because you reached age 59 prior to your Issue Date, your Coverage Date is your Issue Date. At any time, you can begin to withdraw up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base. (For convenience, assume that the investment performance of your underlying investments equals or offsets all Contract expenses. Therefore, your Account Value remains constant throughout the life of your Contract, except for Account Years 2 and 5.)

A. How SIR III works.

Your Annual Withdrawal Amount is set equal to 4% of your Withdrawal Benefit Base, or $4,000. Your Withdrawal Benefit Base will increase by 7% of your Bonus Base each Account Year in which you do not take a withdrawal during the Bonus Period. By deferring withdrawals during the Bonus Period you will increase your Withdrawal Benefit Base, which in turn may maximize your Annual Withdrawal Amount.

Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 on your second Account Anniversary. Therefore, your Contract is eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. At this time we will step up your Withdrawal Benefit Base and your Bonus Base to $125,000. Additionally, because you have crossed into another age tier (from age 63 to age 65), your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250. Going forward, your new Bonus Base will be $125,000, unless increased by another step-up or reduced by an Excess Withdrawal, and your Bonus Period will now end on your 12th Account Anniversary (i.e., ten years after the step-up). All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$4,000	$0
2	$100,000	$107,000	$100,000	$4,280	$0
3	$125,000	$125,000	$125,000	$6,250	$0

Assume you take your first withdrawal in Account Year 4.  We set your Lifetime Withdrawal Percentage at 5%. Your Annual Withdrawal Amount will be equal to 5% of your Withdrawal Benefit Base. You can withdraw up to $6,688 in Account Year 4 without reducing your Withdrawal Benefit Base.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
4	$125,000	$133,750	$125,000	$6,688	$6,688
5	$118,312	$133,750	$125,000	$6,688	$6,688

Assume that, because of good investment performance of the Designated Funds during Account Year 5, your Account Value has grown to $170,000 on your fifth Account Anniversary. Therefore, your Contract is eligible for an automatic step-up of its Withdrawal Benefit Base. We will step up your Withdrawal Benefit Base to $170,000. Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $8,500. Going forward, your new Bonus Base will be $170,000, unless increased by another step-up or reduced by an Excess Withdrawal, and your Bonus Period will now end on your 15th Account Anniversary

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
6	$170,000	$170,000	$170,000	$8,500	$8,500
7	$161,500	$170,000	$170,000	$8,500	$8,500
8	$153,000	$170,000	$170,000	$8,500	$8,500

Assume in Account Year 9, you don’t take a withdrawal. Your Withdrawal Benefit Base will increase by $11,900, which is 7% of your Bonus Base ($170,000). Your new Annual Withdrawal Amount will be set equal to $9,095, which is 5% of your new Withdrawal Benefit Base ($181,900), as shown below:

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
9	$144,500	$170,000	$170,000	$8,500	$0
10	$144,500	$181,900	$170,000	$9,095	$9,095
11	$135,405	$181,900	$170,000	$9,095	$9,095
12	$126,310	$181,900	$170,000	$9,095	$9,095
13	$117,215	$181,900	$170,000	$9,095	$9,095
14	$108,120	$181,900	$170,000	$9,095	$9,095
15	$ 99,025	$181,900	$170,000	$9,095	$9,095

B. How SIM works.

Your Annual Withdrawal Amount is set equal to 4% of your Withdrawal Benefit Base, or $4,000. Your Withdrawal Benefit Base will increase by 8% of your Bonus Base each Account Year in which you do not take a withdrawal during the Bonus Period. By deferring withdrawals during the Bonus Period, you will increase your Withdrawal Benefit Base, which in turn may maximize your Annual Withdrawal Amount.

Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 on your second Account Anniversary. Therefore, your Contract is eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. At this time we will step-up your Withdrawal Benefit Base and your Bonus Base to $125,000. Additionally, because you have crossed into another age tier (from age 63 to age 65), your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250. Going forward, your new Bonus Base will be $125,000, unless increased by another step-up or reduced by a One Time Access Withdrawal. Your Bonus Period will end on your 10th Account Anniversary (i.e., ten years after the Issue Date) or the first withdrawal that is not a One-Time Access Withdrawal. All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$4,000	$0
2	$100,000	$108,000	$100,000	$4,320	$0
3	$125,000	$125,000	$125,000	$6,250	$0

Assume you take your first withdrawal in Account Year 4. We set your Lifetime Withdrawal Percentage at 5%. Your Annual Withdrawal Amount will be equal to 5% of your Withdrawal Benefit Base. In Account Year 4, your Withdrawal Benefit Base (including the Bonus) equals $135,000, and you can withdraw up to $6,750 (5% of $135,000) in Account Year 4 without reducing your Withdrawal Benefit Base. Because your first withdrawal was not a One-Time Access Withdrawal, your Bonus Period ends.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
4	$125,000	$135,000	N/A	$6,750	$6,750
5	$118,250	$135,000	N/A	$6,750	$6,750

Assume that, because of good investment performance of the Designated Funds during Account Year 5, your Account Value has grown to $170,000 on your fifth Account Anniversary.  Therefore, your Contract is eligible for an automatic step-up of its Withdrawal Benefit Base.  We will step up your Withdrawal Benefit Base to $170,000. Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $8,500.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
6	$170,000	$170,000	N/A	$8,500	$8,500
7	$161,500	$170,000	N/A	$8,500	$8,500
8	$153,000	$170,000	N/A	$8,500	$8,500

Assume in Account Year 9, you don’t take a withdrawal. Your Withdrawal Benefit Base will not increase by a Bonus because the Bonus Period ended when the first withdrawal (other than the One-Time Access Withdrawal) was taken.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
9	$144,500	$170,000	N/A	$8,500	$0
10	$144,500	$170,000	N/A	$8,500	$8,500
11	$136,000	$170,000	N/A	$8,500	$8,500
12	$127,500	$170,000	N/A	$8,500	$8,500
13	$119,000	$170,000	N/A	$8,500	$8,500
14	$110,500	$170,000	N/A	$8,500	$8,500
15	$102,000	$170,000	N/A	$8,500	$8,500

C. How SIM Plus works.

Your Annual Withdrawal Amount is set equal to 3% of your Withdrawal Benefit Base, or $3,000. Your Withdrawal Benefit Base will increase by 8% of your Bonus Base each Account Year in which you do not take a withdrawal during the Bonus Period. By deferring your withdrawals during the Bonus Period you will increase your Withdrawal Benefit Base, which in turn may maximize your Annual Withdrawal Amount.

Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 on your second Account Anniversary. Therefore, your Contract is eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. At this time we will step up your Withdrawal Benefit Base and your Bonus Base to $125,000. Additionally, because you have crossed into another age tier (from age 63 to age 65), your new Annual Withdrawal Amount will be 4% of your new Withdrawal Benefit Base, or $5,000. Going forward, your new Bonus Base will be $125,000, unless increased by another step-up or reduced by a One Time Access Withdrawal. Your Bonus Period will end on your 10th Account Anniversary (i.e., ten years after the Issue Date) or the first withdrawal that is not a One-Time Access Withdrawal. All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$3,000	$0
2	$100,000	$108,000	$100,000	$3,240	$0
3	$125,000	$125,000	$125,000	$5,000	$0

Assume you take your first withdrawal in Account Year 4. We set your Lifetime Withdrawal Percentage at 4%. Your Annual Withdrawal Amount will be equal to 4% of your Withdrawal Benefit Base. In Account Year 4, your Withdrawal Benefit Base (including the Bonus) equals $135,000, and you can withdraw up to $5,400 (4% of $135,000) in Account Year 4 without reducing your Withdrawal Benefit Base. The Withdrawal Benefit Base will increase each year following the initial withdrawal by the 2.5% Plus Factor, as long as no Excess Withdrawals are taken during the Account Year. Because your first withdrawal was not a One-Time Access Withdrawal, your Bonus Period ends.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
4	$125,000	$135,000	N/A	$5,400	$5,400
5	$119,600	$138,375	N/A	$5,535	$5,535

Assume that, because of good investment performance of the Designated Funds during Account Year 5, your Account Value has grown to $170,000 on your fifth Account Anniversary.  Therefore your Contract is eligible for an automatic step-up of its Withdrawal Benefit Base. We will step up your Withdrawal Benefit Base to $170,000. Your new Annual Withdrawal Amount will be 4% of your new Withdrawal Benefit Base, or $6,800.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
6	$170,000	$170,000	N/A	$6,800	$6,800
7	$163,200	$174,250	N/A	$6,970	$6,970
8	$156,230	$178,606	N/A	$7,144	$7,144

Assume in Account Year 9, you don’t take a withdrawal. Your Withdrawal Benefit Base will not increase by a Bonus because the Bonus Period ended when the first withdrawal (other than the One-Time Access Withdrawal) was taken. However, the Withdrawal Benefit Base will increase by 2.5% as a result of the Plus Factor.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
9	$149,086	$183,071	N/A	$7,323	$0
10	$149,086	$187,648	N/A	$7,506	$7,506
11	$141,580	$192,339	N/A	$7,694	$7,694
12	$133,886	$197,148	N/A	$7,886	$7,886
13	$126,000	$202,077	N/A	$8,083	$8,083
14	$117,917	$207,129	N/A	$8,285	$8,285
15	$109,632	$212,307	N/A	$8,492	$8,492

Example: 200% Benefit Enhancement (SIM & SIM Plus only)

Assume a client, age 62, purchased a contract on January 1, 2010 with an initial Purchase Payment of $100,000. On January 1, 2020 (the later of the 10th Account Anniversary or the Account Anniversary following age 70), if no withdrawals have been taken and the then current Withdrawal Benefit Base equals $180,000, the Withdrawal Benefit Base will be increased to $200,000 (200% of the initial Purchase Payment). If on January 1, 2020, your current Withdrawal Benefit Base is greater than $200,000 due to a prior step-up, then the 200% Benefit Enhancement would not be applied.

Assume a client, age 55, purchased a contract on January 1, 2010 with an initial Purchase Payment of $100,000. On January 1, 2025 (the later of the 10th Account Anniversary or the Account Anniversary following age 70), if no withdrawals have been taken and the then current Withdrawal Benefit Base equals $180,000, the Withdrawal Benefit Base will be increased to $200,000.

Assume a client, age 62, purchased a contract on January 1, 2010 with an initial Purchase Payment of $100,000. A subsequent purchase payment of $50,000 is made on June 1, 2018. On January 1, 2020 (the later of the 10th Account Anniversary or the Account Anniversary following age 70), if no withdrawals have been taken and the then current Withdrawal Benefit Base equals $238,000, the Withdrawal Benefit Base will be increased to $250,000 (200% of the initial Purchase Payment, plus 100% of additional Purchase Payments made after the first Account Anniversary.

Example: One-Time Access Withdrawal (SIM and SIM Plus only)

You may take the One-Time Access Withdrawal before you begin receiving your Annual Withdrawal Amount. The One-Time Access Withdrawal will not end the 200% Benefit Enhancement or the Bonus Period. However, the One-Time Access Withdrawal will cause the Bonus for that Account Year to be forfeited. As a result of the One-Time Access Withdrawal, your Withdrawal Benefit Base, Bonus Base and your 200% Benefit Enhancement will be reduced using the following formulas:

Your new Bonus Base	=	BB x	(	AV - WD	)
AV

Your new Withdrawal Benefit Base	=	WBB x	(	AV - WD	)
AV

Your new 200% Benefit Enhancement	=	BE x	(	AV - WD	)
AV

Where:
	BB =	Your Bonus Base immediately prior to the One-Time Access Withdrawal.
	WBB =	Your Withdrawal Benefit Base immediately prior to the One-Time Access Withdrawal.
	BE =	Your 200% Benefit Enhancement immediately prior to the One-Time Access Withdrawal.
	WD =	The amount of the One-Time Access Withdrawal.
	AV =	Your Account Value immediately prior to the One-Time Access Withdrawal.

Assume your Contract is issued with an initial Purchase Payment of $100,000, and that you elected to participate with single-life coverage. Your Withdrawal Benefit Base and your Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Your Withdrawal Benefit Base will increase by 8% of your Bonus Base each year in which you do not take a withdrawal during the Bonus Period.  Assume your Coverage Date will start in your 5th Account Anniversary (the first Account Anniversary after you reach age 59). If you notify us, the first withdrawal you take after the Coverage Date may be considered the One-Time Access Withdrawal.

Assume that because of good investment performance of the Designated Funds during Account Year 2 your Account Value has grown to $125,000 on your second Account Anniversary. Therefore your Contract is eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. We will step-up your Withdrawal Benefit Base and your Bonus Base to $125,000.

Assume that, in your Account Year 7, you need to take $10,000 and you notify us of your intention to make this withdrawal your One-Time Access Withdrawal.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Withdrawals
1	$100,000	$100,000	$100,000	$0
2	$100,000	$108,000	$100,000	$0
3	$125,000	$125,000	$125,000	$0
4	$125,000	$135,000	$125,000	$0
5	$125,000	$145,000	$125,000	$0
6	$125,000	$155,000	$125,000	$0
7	$125,000	$165,000	$125,000	$10,000

At this point, your Bonus Base, your Withdrawal Benefit Base and your 200% Benefit Enhancement will be recalculated as follows:

Your new Bonus Base	=	$125,000	x	$125,000 – $10,000
$125,000

=	$115,000

Your new Withdrawal Benefit Base	=	$165,000	x	$125,000 – $10,000
$125,000

=	$151,800

Your new 200% Benefit Enhancement	=	$200,000	x	$125,000 – $10,000
$125,000

=	$184,000

Example: Early Withdrawals

Any withdrawal (other than the One-Time Access Withdrawal applicable to SIM and SIM Plus) taken before your Coverage Date will be considered an Early Withdrawal. Your Bonus Base (applicable to SIR III only) and Withdrawal Benefit Base will be reduced using the following formulas:

Your new Bonus Base	=	BB x	(	AV - WD	)
AV

Your new Withdrawal Benefit Base	=	WBB x	(	AV - WD	)
AV

Where:
	BB =	Your Bonus Base immediately prior to the Early Withdrawal.
	WBB =	Your Withdrawal Benefit Base immediately prior to the Early Withdrawal.
	WD =	The amount of the Early Withdrawal.
	AV =	Your Account Value immediately prior to the Early Withdrawal.

Assume that you are age 50 when your Contract is issued with an initial Purchase Payment of $100,000, and that you elected to participate with single-life coverage. Your Withdrawal Benefit Base and your Bonus Base are each set to equal your initial Purchase Payment on your Issue Date. Your Withdrawal Benefit Base will increase by a percentage of your Bonus Base each year in which you do not take a withdrawal. Your Coverage Date will be the first Account Anniversary after you attain the age of 59. (Please note that with SIM and SIM Plus, the first Early Withdrawal taken will be considered the One-Time Access Withdrawal. Also note that the Bonus Period will end on SIM and SIM Plus if a second Early Withdrawal is taken.)

Assume that, because of good investment performance of the Designated Funds during Account Year 2 your Account Value has grown to $125,000 on your second Account Anniversary. Therefore, your Contract is eligible for an automatic step-up of the Withdrawal Benefit Base and Bonus Base. We will step up your Withdrawal Benefit Base and Bonus Base to $125,000. Assume that, in your Account Year 3, you withdraw $10,000. Because you are age 53 (and younger than age 59), this is an Early Withdrawal.

At this point, your Bonus Base and your Withdrawal Benefit Base will be recalculated as follows:

Your new Bonus Base	=	$125,000	x	$125,000 – $10,000
(SIR III only)				$125,000

	=	115,000

Your new Withdrawal Benefit Base	=	$125,000	x	$125,000 – $10,000
				$125,000

	=	115,000

Your Annual Withdrawal Amount will still be $0 because you have not reached your Coverage Date. For SIM and SIM Plus, any withdrawal other than the One-Time Access Withdrawal will end the Bonus Period and forfeit the 200% Benefit Enhancement have ended.

Example: Excess Withdrawals

If you take an Excess Withdrawal that is not your One-Time Access Withdrawal,(applicable to SIM and SIM Plus only) your Withdrawal Benefit Base and Bonus Base (applicable to SIR III only) will be reduced according to the following formulas:

Your new Bonus Base	=	BB x	(	AV - WD	)
AV-AWA
Your new Withdrawal Benefit Base	=	WBB x	(	AV - WD	)
AV - AWA

Where:
	BB =	Your Bonus Base immediately prior to the Excess Withdrawal.
	WBB =	Your Withdrawal Benefit Base immediately prior to the Excess Withdrawal.
	WD =	The amount of the Excess Withdrawal.
	AV =	Your Account Value immediately prior to the Excess Withdrawal.
	AWA =	Your Annual Withdrawal Amount minus any prior partial withdrawals taken during the current Account Year.

Assume that you invested $65,000 and, due to recent positive market performance, your Account Value in Account Year 5 is $100,000. Your Withdrawal Benefit Base and Bonus Base have stepped up to 100,000, your Lifetime Withdrawal Percentage is 5%, and thus your Annual Withdrawal Amount is $5,000. During this Account Year you make two withdrawals: a $4,000 withdrawal followed by a $6,000 withdrawal. Your first withdrawal reduces your Account Value to $96,000 but does not affect your Withdrawal Benefit Base because it is not in excess of your Annual Withdrawal Amount. Your second withdrawal (when combined with the first) is in excess of your $5,000 Annual Withdrawal Amount. After your second withdrawal, your Withdrawal Benefit Base will be reduced as follows:

Your new Bonus Base	=	$100,000	x	$96,000 – $6,000
				$96,000 – ($5,000 – $4,000)

	=	$94,737

Your new Withdrawal Benefit Base	=	$100,000	x	$96,000 – $6,000
				$96,000 – ($5,000 – $4,000)

	=	$94,737

Beginning on your Account Anniversary and going forward, your new Annual Withdrawal Amount will be $4,737 (5% of $94,737). For SIM and SIM Plus , any withdrawal other than the One-Time Access Withdrawal will end the Bonus Period and forfeit the 200% Benefit Enhancement have ended.

You should be aware that, if your Account Value minus your Annual Withdrawal Amount is less than the Withdrawal Benefit Base at the time an Excess Withdrawal is taken (as in the above example), then your Withdrawal Benefit Base will be reduced by an amount equal to or more than the excess amount withdrawn. Thus, Excess Withdrawals taken in a down market could severely reduce your benefit.

Example: Account Value goes to zero before the Coverage Date

Assume for the next two examples (A and B) below that you are age 45 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in the SIR III living benefit with single-life coverage. (If you selected joint-life coverage or a different optional living benefit, the numbers shown in the example could be different; however, the concept is the same).

Your Withdrawal Benefit Base and your Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Because you have not reached age 59 prior to your Issue Date, your Coverage Date is the anniversary following your 59th birthday. You may begin to withdraw up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base starting on the Coverage Date.

A. Early Withdrawal causes Account Value to go to zero before the Coverage Date.

Assume that because of the investment performance of the Designated Funds your Account Value remains constant. During Account Year 4 you decide to take an Early Withdrawal equal to the full Account Value.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$0	$0
2	$100,000	$107,000	$100,000	$0	$0
3	$100,000	$114,000	$100,000	$0	$0
4	$100,000	$121,000	$100,000	$0	$100,000
5	$0	$0	$0	$0	$0

Since your withdrawal was for the full Account Value, your Contract, including the Living Benefit, will end and you will not be eligible to receive your Annual Withdrawal Amount.

B. Poor performance, Contract fees and charges cause Account Value to go to zero before the Coverage Date.

Assume that, over the course of the first 10 years of the Contract, the investment performance of the Designated Funds is such that the Account Value goes to zero due to the combination of poor investment performance, contract fees and charges. You did not take any withdrawals to cause the Account Value to go to zero.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$0	$0
2	$85,000	$107,000	$100,000	$0	$0
3	$65,000	$114,000	$100,000	$0	$0
4	$55,000	$121,000	$100,000	$0	$0
5	$45,000	$128,000	$100,000	$0	$0
6	$35,000	$135,000	$100,000	$0	$0
7	$25,000	$142,000	$100,000	$0	$0
8	$15,000	$149,000	$100,000	$0	$0
9	$8,000	$156,000	$100,000	$0	$0
10	$400	$163,000	$100,000	$0	$0
11	$0	$0	$0	$0	$0

Since your Account Value went to zero before the Coverage Date, your Contract, including the Living Benefit, will end and you will not be eligible to receive your Annual Withdrawal Amount.

Examples: Account Value goes to zero after the Coverage Date

Assume for the next two examples (A and B) below that you are age 65 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in the SIR III living benefit with single-life coverage. (If you selected joint-life coverage or a different optional living benefit, the numbers shown in the example could be different; however, the concept is the same).

A. Excess Withdrawal combined with poor performance, Contract fees and charges cause Account Value to go to zero after the Coverage Date.

Assume that, over the course of the first 9 years of the Contract, the investment performance of the Designated Funds is such that the Account Value increases by $1,000 per year. During Account Year 9, you decide to take an Excess Withdrawal for less than the full Account Value. Your Withdrawal Benefit Base and Bonus Base will both reduce proportionately; your Annual Withdrawal Amount will be 5% of the new Withdrawal Benefit Base. Suppose, due to poor investment performance after the Excess Withdrawal, the Account Value goes to zero during Account Year 12. Then your Annual Withdrawal Amount available in Account Year 13 will continue to be paid for the rest of your life.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	$0
2	$101,000	$107,000	$100,000	$5,350	$0
3	$102,000	$114,000	$100,000	$5,700	$0
4	$103,000	$121,000	$100,000	$6,050	$0
5	$104,000	$128,000	$100,000	$6,400	$0
6	$105,000	$135,000	$100,000	$6,750	$0
7	$106,000	$142,000	$100,000	$7,100	$0
8	$107,000	$149,000	$100,000	$7,450	$0
9	$108,000	$156,000	$100,000	$7,800	$50,000
10	$58,000	$90,299	$57,884	$4,515	$4,515
11	$25,000	$90,299	N/A	$4,515	$4,515
12	$5,000	$90,299	N/A	$4,515	$4,515
For Life	$0	$90,299	N/A	$4,515	$4,515

B. Poor performance, Contract fees and charges cause Account Value to go to zero after the Coverage Date.

Assume that, over the course of the first 10 years of the Contract, the investment performance of the Designated Funds is such that the Account Value goes to zero due to the combination of poor investment performance, contract fees and charges. You did not take any withdrawals to cause the Account Value to go to zero.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	$0
2	$85,000	$107,000	$100,000	$5,350	$0
3	$65,000	$114,000	$100,000	$5,700	$0
4	$55,000	$121,000	$100,000	$6,050	$0
5	$45,000	$128,000	$100,000	$6,400	$0
6	$35,000	$135,000	$100,000	$6,400	$0
7	$25,000	$142,000	$100,000	$7,100	$0
8	$15,000	$149,000	$100,000	$7,450	$0
9	$8,000	$156,000	$100,000	$7,800	$0
10	$400	$163,000	$100,000	$8,150	$0
11	$0	$170,000	N/A	$8,500	$8,500
For Life	$0	$170,000	N/A	$8,500	$8,500

Because your Account Value was reduced to zero during Account Year 11, we will pay the Annual Withdrawal Amount for the rest of your life. All other Contract features, benefits, and guarantees will terminate.

C. Excess Withdrawal causes Account Value to go to zero after the Coverage Date.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	$0
2	$80,000	$107,000	$100,000	$5,350	$0
3	$60,000	$114,000	$100,000	$5,700	$60,000
4	$0	$0	$0	$0	$0

Your Contract and all benefits end because you took an Excess Withdrawal that causes your Account Value to go to zero.

APPENDIX F -
BUILD YOUR OWN PORTFOLIO

This Appendix sets forth the Funds and percentage limits that constitute the “build your own portfolio” program. This program is more fully described under “BUILD YOUR OWN PORTFOLIO” in the Prospectus. Briefly, if you comply with this program, the portfolio you build will satisfy the Designated Funds requirement under certain optional living benefits. If you do not comply with the allocation percentage limits in effect under your Contract, your selection of the Build Your Own Portfolio model will not qualify as a Designated Fund and your participation in the Living Benefit will be cancelled.

For Contracts purchased with Sun Income Maximizer or Sun Income Maximizer Plus, the Funds available in each asset class and the percentage range assigned to each asset class under the Build Your Own Portfolio investment option are as follows:

Balanced Funds	Fixed Income Funds
0% to 60%	40% to 100%
AllianceBernstein Balanced Wealth Strategy Portfolio	Huntington VA Mortgage Securities Fund1
AllianceBernstein Dynamic Asset Allocation Portfolio	JPMorgan Insurance Trust Core Bond Portfolio
BlackRock Global Allocation V.I. Fund	MFS® Government Securities Portfolio
Fidelity® Balanced Portfolio (of Variable Insurance Products Fund III)	MFS® Inflation-Adjusted Bond Portfolio
Huntington VA Balanced Fund1	MFS® Limited Maturity Portfolio
Invesco V.I. Equity and Income Fund	MFS® Money Market Portfolio
MFS® Conservative Allocation Portfolio	MFS® Research Bond Series
MFS® Global Tactical Allocation Portfolio	Wells Fargo Variable Trust - VT Total Return Bond Fund
MFS® Moderate Allocation Portfolio
MFS® Total Return Series
PIMCO All Asset Portfolio
PIMCO Global Multi-Asset Managed Allocation Portfolio
Putnam VT Absolute Return 500 Fund

1 Only available if you purchased your Contract through a Huntington Bank representative.

For Contracts purchased on or after October 31, 2011, with Sun Income Riser III, the following is the Build Your Own Portfolio model that applies to your Contract. If you do not comply with the allocation percentage limits in effect under your Contract, then your selection of the Build Your Own Portfolio model will not qualify as a Designated Fund and your participation in the Living Benefit will be cancelled.

Fixed Income Funds	Core Retirement Strategies Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 50%	40% to 60%	10% to 30%	0% to 20%	0% to 20%	0% to 10%
MFS® Research Bond Series	AllianceBernstein Dynamic Asset Allocation Portfolio	AllianceBernstein Balanced Wealth Strategy Portfolio	Lord Abbett Series Fund - Fundamental Equity Portfolio	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund
MFS® Government Securities Portfolio	PIMCO Global Multi-Asset Managed Allocation Portfolio	Fidelity® Balanced Portfolio (of Variable Insurance Products Fund III)	MFS® Value Portfolio	MFS® Blended Research Small Cap Equity Portfolio	PIMCO Emerging Markets Bond Portfolio
Huntington VA Mortgage Securities Fund1	MFS® Global Tactical Allocation Portfolio	Franklin Income VIP Fund	Invesco V.I. Comstock Fund	Lord Abbett Series Fund - Growth Opportunities Portfolio	MFS® Global Real Estate Portfolio
MFS® Money Market Portfolio	MFS® Moderate Allocation Portfolio	MFS® Total Return Series	Franklin Mutual Shares VIP Fund	MFS® International Value Portfolio	PIMCO CommodityRealReturn® Strategy Portfolio
MFS® Limited Maturity Portfolio	MFS® Conservative Allocation Portfolio	Invesco V.I. Equity and Income Fund	MFS® Utilities Portfolio	MFS® Research International Portfolio	MFS® Emerging Markets Equity Portfolio
MFS® Inflation- Adjusted Bond Portfolio	PIMCO All Asset Portfolio	MFS® Growth Allocation Portfolio	MFS® Core Equity Portfolio	First Eagle Overseas Variable Fund	MFS® High Yield Portfolio
Wells Fargo Variable Trust - VT Total Return Bond Fund	Putnam VT Absolute Return 500 Fund	BlackRock Global Allocation V.I. Fund	MFS® Research Series	Oppenheimer Global Fund/VA	Lazard Retirement Emerging Markets Equity Portfolio
JPMorgan Insurance Trust Core Bond Portfolio		Huntington VA Balanced Fund1	Huntington VA Dividend Capture Fund1	Fidelity® Mid Cap Portfolio (of Variable Insurance Products Fund III)	Huntington VA Rotating Markets Fund1
			Huntington VA Income Equity Fund1	MFS® International Growth Portfolio	Huntington VA Real Strategies Fund1
			MFS® Value Series	MFS® Growth Series	Templeton Global Bond VIP Fund
			MFS® Mid Cap Value Portfolio	Columbia Variable Portfolio - Marsico Growth Fund
			JPMorgan Insurance Trust U.S. Equity Portfolio	Huntington VA Growth Fund1
			Putnam VT Equity Income Fund	Huntington VA Mid Corp America Fund1
Huntington VA International Equity Fund1
Huntington VA Situs Fund1
MFS® Mid Cap Growth Series
Universal Institutional Funds Inc. - Mid Cap Growth Portfolio
Invesco V.I. American Value Fund
Fidelity® Contrafund® Portfolio (of Variable Insurance Products Fund II)
MFS® New Discovery Value Portfolio
MFS® New Discovery Series
AllianceBernstein Small/Mid Cap Value Portfolio
Invesco V.I. International Growth Fund
PIMCO EqS Pathfinder Portfolio
Universal Institutional Funds Inc. - Growth Portfolio

1 Only available if you purchased your Contract through a Huntington Bank representative.

For Contracts purchased prior to October 31, 2011, with Sun Income Riser III, the following is the Build Your Own Portfolio model that applies to your Contract. If you do not comply with the allocation percentage limits in effect under your Contract, then your selection of the Build Your Own Portfolio model will not qualify as a Designated Fund and your participation in the Living Benefit will be cancelled.

Fixed Income Funds	Core Retirement Strategies Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 50%	40% to 60%	10% to 30%	0% to 20%	0% to 20%	0% to 10%
MFS® Research Bond Series	AllianceBernstein Dynamic Asset Allocation Portfolio	AllianceBernstein Balanced Wealth Strategy Portfolio	Lord Abbett Series Fund - Fundamental Equity Portfolio	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund
MFS® Government Securities Portfolio	PIMCO Global Multi-Asset Managed Allocation Portfolio	Fidelity® Balanced Portfolio (of Variable Insurance Products Fund III)	MFS® Value Portfolio	MFS® Blended Research Small Cap Equity Portfolio	PIMCO Emerging Markets Bond Portfolio
MFS® Bond Portfolio	MFS® Global Tactical Allocation Portfolio	Franklin Income VIP Fund	Invesco V.I. Comstock Fund	Oppenheimer Capital Appreciation Fund/VA	MFS® Global Real Estate Portfolio
Huntington VA Mortgage Securities Fund1	MFS® Moderate Allocation Portfolio	MFS® Total Return Series	Franklin Mutual Shares VIP Fund	Lord Abbett Series Fund - Growth Opportunities Portfolio	PIMCO CommodityRealReturn® Strategy Portfolio
JPMorgan Insurance Trust Core Bond Portfolio	MFS® Conservative Allocation Portfolio	Invesco V.I. Equity and Income Fund	MFS® Utilities Portfolio	MFS® International Value Portfolio	MFS® Emerging Markets Equity Portfolio
MFS® Money Market Portfolio	PIMCO All Asset Portfolio	Fidelity® Freedom 2015 Portfolio (of Variable Insurance Products Fund IV)	MFS® Core Equity Portfolio	MFS® Research International Portfolio	MFS® High Yield Portfolio
MFS® Limited Maturity Portfolio	Putnam VT Absolute Return 500 Fund	Fidelity® Freedom 2020 Portfolio (of Variable Insurance Products Fund IV)	MFS® Research Series	Templeton Growth VIP Fund	Lazard Retirement Emerging Markets Equity Portfolio
MFS® Inflation- Adjusted Bond Portfolio		MFS® Growth Allocation Portfolio	Huntington VA Dividend Capture Fund1	First Eagle Overseas Variable Fund	Huntington VA Rotating Markets Fund1
Wells Fargo Variable Trust - VT Total Return Bond Fund		BlackRock Global Allocation V.I. Fund	Huntington VA Income Equity Fund1	Oppenheimer Global Fund/VA	Huntington VA Real Strategies Fund1
		Huntington VA Balanced Fund1	MFS® Value Series	Columbia Variable Portfolio - Marsico International Opportunities Fund	Templeton Global Bond VIP Fund
			MFS® Mid Cap Value Portfolio	Fidelity® Mid Cap Portfolio (of Variable Insurance Products Fund III)
			JPMorgan Insurance Trust U.S. Equity Portfolio	MFS® International Growth Portfolio
			Putnam VT Equity Income Fund	MFS® Growth Series
Columbia Variable Portfolio - Marsico Growth Fund
Columbia Variable Portfolio - Marsico 21st Century Fund
Huntington VA Growth Fund1
Huntington VA Mid Corp America Fund1
Huntington VA International Equity Fund1
Huntington VA Situs Fund1
MFS® Mid Cap Growth Series
Universal Institutional Funds Inc. - Mid Cap Growth Portfolio
Invesco V.I. American Value Fund

Fixed Income Funds	Core Retirement Strategies Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 50%	40% to 60%	10% to 30%	0% to 20%	0% to 20%	0% to 10%
AllianceBernstein International Growth Portfolio
Fidelity® Contrafund® Portfolio (of Variable Insurance Products Fund II)
MFS® New Discovery Value Portfolio
MFS® New Discovery Series
AllianceBernstein Small/Mid Cap Value Portfolio
Invesco V.I. International Growth Fund
PIMCO EqS Pathfinder Portfolio
Universal Institutional Funds Inc. - Growth Portfolio

1 Only available if you purchased your Contract through a Huntington Bank representative.

APPENDIX G -
CONDENSED FINANCIAL INFORMATION

The following information for Sun Life Financial Masters Choice II should be read in conjunction with the Variable Account’s financial statements appearing in the Statement of Additional Information. The beginning value for each Accumulation Unit is November 4, 2010, which is the date the Sub-Accounts first became available. Calculated  unit values are provided for portfolios with zero accumulated units at year end.

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

AllianceBernstein Dynamic Asset Allocation Portfolio, Class B	01	2013	10.0330	11.0786	2,355,480
	01	2012	9.4171	10.0330	1,828,987
	01	2011	10.0000	9.4171	1,470,741

	02	2013	9.9906	11.0038	0
	02	2012	9.4012	9.9906	0
	02	2011	10.0000	9.4012	0

	03	2013	9.9652	10.9591	486,903
	03	2012	9.3917	9.9652	396,691
	03	2011	10.0000	9.3917	292,023

AllianceBernstein International Growth Portfolio	01	2013	8.1732	9.1369	39,872
	01	2012	7.1901	8.1732	36,522
	01	2011	8.6813	7.1901	39,716
	01	2010	10.0000	8.6813	3,260

	02	2013	8.0739	9.0031	0
	02	2012	7.1209	8.0739	0
	02	2011	8.6196	7.1209	0
	02	2010	10.0000	8.6196	0

	03	2013	8.0148	8.9235	12,460
	03	2012	7.0796	8.0148	13,427
	03	2011	8.5826	7.0796	13,353
	03	2010	10.0000	8.5826	0

AllianceBernstein Small/Mid Cap Value Portfolio, Class B	01	2013	12.2638	16.6515	31,294
	01	2012	10.4942	12.2638	3,401
	01	2011	10.0000	10.4942	973

	02	2013	12.2239	16.5553	0
	02	2012	10.4868	12.2239	0
	02	2011	10.0000	10.4868	0

	03	2013	12.1999	16.4977	5,487
	03	2012	10.4823	12.1999	919
	03	2011	10.0000	10.4823	80

AllianceBernstein VPS Balanced Wealth Strategy Port B Share	01	2013	10.9148	12.5197	555,570
	01	2012	9.7596	10.9148	537,953
	01	2011	10.2047	9.7596	515,186
	01	2010	10.0000	10.2047	35,667

	02	2013	10.7824	12.3364	0
	02	2012	9.6657	10.7824	0
	02	2011	10.1322	9.6657	0
	02	2010	10.0000	10.1322	0

	03	2013	10.7035	12.2275	79,489
	03	2012	9.6097	10.7035	75,354
	03	2011	10.0889	9.6097	64,189
	03	2010	10.0000	10.0889	4,378

BlackRock Global Allocation V.I. Fund, Class III	01	2013	13.4228	15.1505	5,145,065
	01	2012	12.3741	13.4228	5,769,861
	01	2011	13.0169	12.3741	5,477,464
	01	2010	10.0000	13.0169	156,617

	02	2013	13.2805	14.9520	0
	02	2012	12.2742	13.2805	0
	02	2011	12.9446	12.2742	0
	02	2010	10.0000	12.9446	0

	03	2013	13.1957	14.8338	888,075
	03	2012	12.2146	13.1957	873,338
	03	2011	12.9013	12.2146	811,301
	03	2010	10.0000	12.9013	5,660

Columbia Variable Portfolio - Marsico Growth Fund, Class 2	01	2013	11.1093	14.8291	49,975
	01	2012	10.0631	11.1093	77,047
	01	2011	10.4978	10.0631	73,496
	01	2010	10.0000	10.4978	1,219

	02	2013	10.9461	14.5744	0
	02	2012	9.9406	10.9461	0
	02	2011	10.3963	9.9406	0
	02	2010	10.0000	10.3963	0

	03	2013	10.8492	14.4233	32,001
	03	2012	9.8677	10.8492	21,356
	03	2011	10.3358	9.8677	34,901
	03	2010	10.0000	10.3358	0

Columbia Variable Portfolio Marsico 21st Century Fund, Class 2	01	2013	9.2796	12.9993	37,358
	01	2012	8.4658	9.2796	37,323
	01	2011	9.7642	8.4658	39,076
	01	2010	10.0000	9.7642	1,209

	02	2013	9.1433	12.7759	0
	02	2012	8.3627	9.1433	0
	02	2011	9.6698	8.3627	0
	02	2010	10.0000	9.6698	0

	03	2013	9.0623	12.6434	3,401
	03	2012	8.3013	9.0623	3,401
	03	2011	9.6135	8.3013	3,401
	03	2010	10.0000	9.6135	0

Columbia Variable Portfolio Marsico International Opportunities Fund, Class 2	01	2013	12.7868	15.1870	4,039
	01	2012	11.0208	12.7868	4,427
	01	2011	13.3286	11.0208	6,291
	01	2010	10.0000	13.3286	0

	02	2013	12.5367	14.8522	0
	02	2012	10.8327	12.5367	0
	02	2011	13.1345	10.8327	0
	02	2010	10.0000	13.1345	0

	03	2013	12.3886	14.6544	7,592
	03	2012	10.7212	12.3886	8,331
	03	2011	13.0191	10.7212	8,855
	03	2010	10.0000	13.0191	0

Fidelity VIP Balanced, Service Class 2	01	2013	11.9068	14.0111	979,708
	01	2012	10.5126	11.9068	928,726
	01	2011	11.0801	10.5126	858,798
	01	2010	10.0000	11.0801	4,573

	02	2013	11.7320	13.7704	0
	02	2012	10.3847	11.7320	0
	02	2011	10.9730	10.3847	0
	02	2010	10.0000	10.9730	0

	03	2013	11.6281	13.6276	171,985
	03	2012	10.3085	11.6281	174,262
	03	2011	10.9091	10.3085	95,917
	03	2010	10.0000	10.9091	23

Fidelity VIP Contrafund Portfolio, Service Class 2	01	2013	11.3070	14.6070	510,608
	01	2012	9.8695	11.3070	546,516
	01	2011	10.2908	9.8695	516,849
	01	2010	10.0000	10.2908	8,771

	02	2013	11.1697	14.3932	0
	02	2012	9.7746	11.1697	0
	02	2011	10.2177	9.7746	0
	02	2010	10.0000	10.2177	0

	03	2013	11.0880	14.2660	71,299
	03	2012	9.7179	11.0880	84,600
	03	2011	10.1739	9.7179	75,745
	03	2010	10.0000	10.1739	1,082

Fidelity VIP Freedom 2015 Portfolio, Service Class 2	01	2013	13.0378	14.6759	5,852
	01	2012	11.8112	13.0378	4,953
	01	2011	12.0346	11.8112	5,135
	01	2010	10.0000	12.0346	0

	02	2013	12.8027	14.3747	0
	02	2012	11.6278	12.8027	0
	02	2011	11.8778	11.6278	0
	02	2010	10.0000	11.8778	0

	03	2013	12.6633	14.1966	334
	03	2012	11.5189	12.6633	0
	03	2011	11.7845	11.5189	0
	03	2010	10.0000	11.7845	0

Fidelity VIP Freedom 2020 Portfolio, Service Class 2	01	2013	12.8513	14.6600	23,997
	01	2012	11.5221	12.8513	20,958
	01	2011	11.8263	11.5221	21,717
	01	2010	10.0000	11.8263	0

	02	2013	12.6196	14.3592	0
	02	2012	11.3432	12.6196	0
	02	2011	11.6722	11.3432	0
	02	2010	10.0000	11.6722	0

	03	2013	12.4822	14.1812	450
	03	2012	11.2369	12.4822	128
	03	2011	11.5804	11.2369	133
	03	2010	10.0000	11.5804	0

Fidelity VIP Mid Cap, Service Class 2	01	2013	12.1260	16.2532	287,083
	01	2012	10.7302	12.1260	333,448
	01	2011	12.2009	10.7302	338,910
	01	2010	10.0000	12.2009	11,717

	02	2013	11.9479	15.9740	0
	02	2012	10.5996	11.9479	0
	02	2011	12.0830	10.5996	0
	02	2010	10.0000	12.0830	0

	03	2013	11.8421	15.8084	59,781
	03	2012	10.5218	11.8421	57,894
	03	2011	12.0126	10.5218	65,863
	03	2010	10.0000	12.0126	0

First Eagle Overseas Variable Fund	01	2013	12.4891	13.9527	1,514,891
	01	2012	11.0258	12.4891	1,692,836
	01	2011	11.9271	11.0258	1,703,999
	01	2010	10.0000	11.9271	70,067

	02	2013	12.3057	13.7130	0
	02	2012	10.8916	12.3057	0
	02	2011	11.8119	10.8916	0
	02	2010	10.0000	11.8119	0

	03	2013	12.1968	13.5709	257,611
	03	2012	10.8117	12.1968	283,397
	03	2011	11.7431	10.8117	291,058
	03	2010	10.0000	11.7431	269

Franklin Income Securities Fund, Class 2	01	2013	11.8199	13.2860	366,107
	01	2012	10.6367	11.8199	365,753
	01	2011	10.5309	10.6367	361,960
	01	2010	10.0000	10.5309	19,278

	02	2013	11.6464	13.0578	0
	02	2012	10.5073	11.6464	0
	02	2011	10.4291	10.5073	0
	02	2010	10.0000	10.4291	0

	03	2013	11.5433	12.9224	55,734
	03	2012	10.4303	11.5433	60,583
	03	2011	10.3684	10.4303	57,416
	03	2010	10.0000	10.3684	0

Franklin Small Cap Value Securities Fund, Class 2	01	2013	23.4504	31.5173	43,138
	01	2012	20.0806	23.4504	32,018
	01	2011	21.1501	20.0806	33,778
	01	2010	10.0000	21.1501	601

	02	2013	22.8390	30.6178	0
	02	2012	19.6069	22.8390	0
	02	2011	20.7036	19.6069	0
	02	2010	10.0000	20.7036	0

	03	2013	22.4790	30.0893	9,373
	03	2012	19.3274	22.4790	11,281
	03	2011	20.4396	19.3274	11,762
	03	2010	10.0000	20.4396	0

Franklin Strategic Income Securities, Class 2	01	2013	13.8660	14.1324	171,418
	01	2012	12.4669	13.8660	179,812
	01	2011	12.3199	12.4669	179,084
	01	2010	10.0000	12.3199	2,961

	02	2013	13.6625	13.8897	0
	02	2012	12.3153	13.6625	0
	02	2011	12.2009	12.3153	0
	02	2010	10.0000	12.2009	0

	03	2013	13.5416	13.7457	3,212
	03	2012	12.2250	13.5416	8,290
	03	2011	12.1299	12.2250	3,500
	03	2010	10.0000	12.1299	0

Franklin Income VIP Fund, Class 4	01	2013	11.4961	12.9121	114,236
	01	2012	10.3537	11.4961	76,347
	01	2011	10.0000	10.3537	38,388

	02	2013	11.4587	12.8375	0
	02	2012	10.3464	11.4587	0
	02	2011	10.0000	10.3464	0

	03	2013	11.4362	12.7929	12,763
	03	2012	10.3419	11.4362	13,890
	03	2011	10.0000	10.3419	12,067

Franklin Small Cap Value VIP Fund, Class 4	01	2013	12.8488	17.2543	21,571
	01	2012	11.0136	12.8488	22,605
	01	2011	10.0000	11.0136	20,609

	02	2013	12.8070	17.1546	0
	02	2012	11.0058	12.8070	0
	02	2011	10.0000	11.0058	0

	03	2013	12.7820	17.0949	10,060
	03	2012	11.0011	12.7820	11,620
	03	2011	10.0000	11.0011	11,428

Franklin Strategic Income VIP Fund, Class 4	01	2013	11.1886	11.3871	18,024
	01	2012	10.0673	11.1886	20,689
	01	2011	10.0000	10.0673	8,625

	02	2013	11.1522	11.3213	0
	02	2012	10.0601	11.1522	0
	02	2011	10.0000	10.0601	0

	03	2013	11.1304	11.2819	98
	03	2012	10.0558	11.1304	97
	03	2011	10.0000	10.0558	17

Mutual Shares Securities Fund, Class 4	01	2013	11.8836	15.0119	6,654
	01	2012	10.5493	11.8836	5,123
	01	2011	10.0000	10.5493	5,100

	02	2013	11.8449	14.9252	0
	02	2012	10.5418	11.8449	0
	02	2011	10.0000	10.5418	0

	03	2013	11.8218	14.8733	0
	03	2012	10.5373	11.8218	0
	03	2011	10.0000	10.5373	47

Templeton Global Bond Securities Fund, Class 4	01	2013	11.1109	11.1292	49,791
	01	2012	9.7973	11.1109	22,801
	01	2011	10.0000	9.7973	5,022

	02	2013	11.0748	11.0649	0
	02	2012	9.7904	11.0748	0
	02	2011	10.0000	9.7904	0

	03	2013	11.0531	11.0264	3,026
	03	2012	9.7862	11.0531	3,936
	03	2011	10.0000	9.7862	2,342

Huntington VA Balanced Fund	01	2013	13.4559	15.2844	236,231
	01	2012	12.4568	13.4559	294,793
	01	2011	12.4184	12.4568	264,831
	01	2010	10.0000	12.4184	2,292

	02	2013	13.3316	15.1048	0
	02	2012	12.3732	13.3316	0
	02	2011	12.3662	12.3732	0
	02	2010	10.0000	12.3662	0

	03	2013	13.2573	14.9978	27,386
	03	2012	12.3231	13.2573	33,566
	03	2011	12.3350	12.3231	59,087
	03	2010	10.0000	12.3350	968

Huntington VA Dividend Capture	01	2013	11.5426	13.6600	35,463
	01	2012	10.4977	11.5426	36,096
	01	2011	9.9383	10.4977	37,616
	01	2010	10.0000	9.9383	3,219

	02	2013	11.3958	13.4521	0
	02	2012	10.3907	11.3958	0
	02	2011	9.8618	10.3907	0
	02	2010	10.0000	9.8618	0

	03	2013	11.3084	13.3285	2,728
	03	2012	10.3268	11.3084	3,080
	03	2011	9.8161	10.3268	3,589
	03	2010	10.0000	9.8161	0

Huntington VA Growth	01	2013	8.1111	10.7016	2,715
	01	2012	7.4447	8.1111	3,315
	01	2011	7.7838	7.4447	3,513
	01	2010	10.0000	7.7838	0

	02	2013	8.0079	10.5388	0
	02	2012	7.3688	8.0079	0
	02	2011	7.7239	7.3688	0
	02	2010	10.0000	7.7239	0

	03	2013	7.9465	10.4420	0
	03	2012	7.3235	7.9465	0
	03	2011	7.6882	7.3235	0
	03	2010	10.0000	7.6882	0

Huntington VA Income Equity	01	2013	9.4885	11.5892	0
	01	2012	8.6869	9.4885	0
	01	2011	8.2246	8.6869	0
	01	2010	10.0000	8.2246	0

	02	2013	9.3678	11.4128	0
	02	2012	8.5983	9.3678	0
	02	2011	8.1613	8.5983	0
	02	2010	10.0000	8.1613	0

	03	2013	9.2960	11.3080	0
	03	2012	8.5455	9.2960	0
	03	2011	8.1235	8.5455	0
	03	2010	10.0000	8.1235	0

Huntington VA International Equity	01	2013	8.3973	10.1815	10,293
	01	2012	7.4651	8.3973	13,249
	01	2011	8.5554	7.4651	14,049
	01	2010	10.0000	8.5554	0

	02	2013	8.2905	10.0265	0
	02	2012	7.3889	8.2905	0
	02	2011	8.4896	7.3889	0
	02	2010	10.0000	8.4896	0

	03	2013	8.2269	9.9344	6,565
	03	2012	7.3435	8.2269	7,993
	03	2011	8.4503	7.3435	8,368
	03	2010	10.0000	8.4503	0

Huntington VA Macro 100	01	2013	9.5366	10.0000	0
	01	2012	8.7401	9.5366	280
	01	2011	8.9788	8.7401	169
	01	2010	10.0000	8.9788	0

	02	2013	9.4153	10.0000	0
	02	2012	8.6510	9.4153	0
	02	2011	8.9097	8.6510	0
	02	2010	10.0000	8.9097	0

	03	2013	9.3431	10.0000	0
	03	2012	8.5978	9.3431	503
	03	2011	8.8685	8.5978	519
	03	2010	10.0000	8.8685	0

Huntington VA Mid Corp America	01	2013	10.7368	14.0171	2,937
	01	2012	9.4988	10.7368	4,157
	01	2011	9.9029	9.4988	4,037
	01	2010	10.0000	9.9029	377

	02	2013	10.6002	13.8038	0
	02	2012	9.4020	10.6002	0
	02	2011	9.8268	9.4020	0
	02	2010	10.0000	9.8268	0

	03	2013	10.5189	13.6770	0
	03	2012	9.3442	10.5189	0
	03	2011	9.7812	9.3442	0
	03	2010	10.0000	9.7812	0

Huntington VA Mortgage Securities	01	2013	11.5843	11.2347	207,263
	01	2012	11.3626	11.5843	209,712
	01	2011	10.9382	11.3626	187,983
	01	2010	10.0000	10.9382	6,296

	02	2013	11.4371	11.0639	0
	02	2012	11.2468	11.4371	0
	02	2011	10.8542	11.2468	0
	02	2010	10.0000	10.8542	0

	03	2013	11.3494	10.9623	12,028
	03	2012	11.1777	11.3494	11,485
	03	2011	10.8039	11.1777	11,082
	03	2010	10.0000	10.8039	0

Huntington VA New Economy	01	2013	10.0000	10.0000	0
	01	2012	6.2981	10.0000	0
	01	2011	7.3152	6.2981	0
	01	2010	10.0000	7.3152	0

	02	2013	10.0000	10.0000	0
	02	2012	6.2339	10.0000	0
	02	2011	7.2590	6.2339	0
	02	2010	10.0000	7.2590	0

	03	2013	10.0000	10.0000	0
	03	2012	6.1955	10.0000	0
	03	2011	7.2253	6.1955	0
	03	2010	10.0000	7.2253	0

Huntington VA Real Strategies Fund	01	2013	7.1067	7.6491	33,512
	01	2012	6.9051	7.1067	38,179
	01	2011	7.7454	6.9051	38,701
	01	2010	10.0000	7.7454	3,749

	02	2013	7.0231	7.5399	0
	02	2012	6.8413	7.0231	0
	02	2011	7.6933	6.8413	0
	02	2010	10.0000	7.6933	0

	03	2013	6.9733	7.4751	2,819
	03	2012	6.8032	6.9733	3,690
	03	2011	7.6622	6.8032	4,906
	03	2010	10.0000	7.6622	0

Huntington VA Rotating Markets	01	2013	9.0777	11.1435	13,179
	01	2012	8.6054	9.0777	14,836
	01	2011	8.1644	8.6054	15,002
	01	2010	10.0000	8.1644	275

	02	2013	8.9623	10.9739	0
	02	2012	8.5176	8.9623	0
	02	2011	8.1017	8.5176	0
	02	2010	10.0000	8.1017	0

	03	2013	8.8936	10.8732	573
	03	2012	8.4653	8.8936	664
	03	2011	8.0642	8.4653	1,125
	03	2010	10.0000	8.0642	0

Huntington VA Situs Fund	01	2013	11.7752	15.3242	28,670
	01	2012	9.7345	11.7752	34,931
	01	2011	9.9582	9.7345	41,571
	01	2010	10.0000	9.9582	447

	02	2013	11.6254	15.0911	0
	02	2012	9.6353	11.6254	0
	02	2011	9.8816	9.6353	0
	02	2010	10.0000	9.8816	0

	03	2013	11.5363	14.9525	2,954
	03	2012	9.5760	11.5363	3,830
	03	2011	9.8358	9.5760	5,010
	03	2010	10.0000	9.8358	0

Invesco V.I. Equity and Income Fund, Series II	01	2013	12.0545	14.8511	1,332,077
	01	2012	10.8733	12.0545	950,223
	01	2011	11.1670	10.8733	902,759
	01	2010	10.0000	11.1670	12,116

	02	2013	11.9082	14.6337	0
	02	2012	10.7688	11.9082	0
	02	2011	11.0876	10.7688	0
	02	2010	10.0000	11.0876	0

	03	2013	11.8210	14.5045	206,519
	03	2012	10.7063	11.8210	171,148
	03	2011	11.0401	10.7063	154,461
	03	2010	10.0000	11.0401	4,446

Invesco V.I. American Value Fund, Series II	01	2013	12.4585	16.4608	77,843
	01	2012	10.7878	12.4585	54,522
	01	2011	10.8455	10.7878	54,800
	01	2010	10.0000	10.8455	1,589

	02	2013	12.3072	16.2197	0
	02	2012	10.6840	12.3072	0
	02	2011	10.7684	10.6840	0
	02	2010	10.0000	10.7684	0

	03	2013	12.2171	16.0765	12,765
	03	2012	10.6221	12.2171	12,696
	03	2011	10.7223	10.6221	12,231
	03	2010	10.0000	10.7223	0

Invesco V.I. Comstock Fund, Series II	01	2013	10.2698	13.7433	93,592
	01	2012	8.7543	10.2698	94,997
	01	2011	9.0650	8.7543	81,645
	01	2010	10.0000	9.0650	1,643

	02	2013	10.1190	13.5072	0
	02	2012	8.6478	10.1190	0
	02	2011	8.9774	8.6478	0
	02	2010	10.0000	8.9774	0

	03	2013	10.0293	13.3671	19,088
	03	2012	8.5843	10.0293	13,479
	03	2011	8.9251	8.5843	18,579
	03	2010	10.0000	8.9251	0

Invesco V.I. International Growth Fund, Series II	01	2013	11.6337	13.6248	3,789
	01	2012	10.2327	11.6337	746
	01	2011	10.0000	10.2327	767

	02	2013	11.5959	13.5461	0
	02	2012	10.2255	11.5959	0
	02	2011	10.0000	10.2255	0

	03	2013	11.5732	13.4990	1,566
	03	2012	10.2211	11.5732	0
	03	2011	10.0000	10.2211	0

JPMorgan Insurance Trust Core Bond Portfolio, Class 2 Shares	01	2013	10.3961	10.0773	490,434
	01	2012	10.0308	10.3961	171,523
	01	2011	10.0000	10.0308	37,226

	02	2013	10.3623	10.0191	0
	02	2012	10.0236	10.3623	0
	02	2011	10.0000	10.0236	0

	03	2013	10.3420	9.9842	22,860
	03	2012	10.0194	10.3420	17,240
	03	2011	10.0000	10.0194	9,191

JPMorgan Insurance Trust U.S. Equity Portfolio, Class 2 Shares	01	2013	11.9582	16.0317	907
	01	2012	10.3366	11.9582	1,431
	01	2011	10.0000	10.3366	491

	02	2013	11.9193	15.9391	0
	02	2012	10.3292	11.9193	0
	02	2011	10.0000	10.3292	0

	03	2013	11.8960	15.8837	0
	03	2012	10.3248	11.8960	0
	03	2011	10.0000	10.3248	0

Lazard Retirement Emerging Markets Equity Port, Service Class	01	2013	10.8970	10.6162	305,461
	01	2012	9.0510	10.8970	295,477
	01	2011	11.1886	9.0510	287,674
	01	2010	10.0000	11.1886	14,919

	02	2013	10.7647	10.4607	0
	02	2012	8.9639	10.7647	0
	02	2011	11.1091	8.9639	0
	02	2010	10.0000	11.1091	0

	03	2013	10.6859	10.3683	97,486
	03	2012	8.9120	10.6859	89,971
	03	2011	11.0616	8.9120	92,407
	03	2010	10.0000	11.0616	0

Lord Abbett Series Fund - Fundamental Equity Portfolio, Class VC	01	2013	15.7254	21.0605	77,612
	01	2012	14.4163	15.7254	71,805
	01	2011	15.3001	14.4163	70,279
	01	2010	10.0000	15.3001	1,225

	02	2013	15.3677	20.5293	0
	02	2012	14.1243	15.3677	0
	02	2011	15.0282	14.1243	0
	02	2010	10.0000	15.0282	0

	03	2013	15.1565	20.2163	31,509
	03	2012	13.9515	15.1565	37,988
	03	2011	14.8670	13.9515	37,763
	03	2010	10.0000	14.8670	0

Lord Abbett Series Fund Growth Opportunities	01	2013	15.6052	21.1026	30,170
	01	2012	13.8647	15.6052	28,785
	01	2011	15.6239	13.8647	28,640
	01	2010	10.0000	15.6239	806

	02	2013	15.2501	20.5703	0
	02	2012	13.5838	15.2501	0
	02	2011	15.3463	13.5838	0
	02	2010	10.0000	15.3463	0

	03	2013	15.0405	20.2566	7,168
	03	2012	13.4176	15.0405	11,893
	03	2011	15.1817	13.4176	11,434
	03	2010	10.0000	15.1817	2,241

MFS Bond Portfolio, Service Class	01	2013	17.5379	17.2130	532,397
	01	2012	16.0169	17.5379	455,946
	01	2011	15.2726	16.0169	435,017
	01	2010	10.0000	15.2726	14,003

	02	2013	17.0807	16.7219	0
	02	2012	15.6392	17.0807	0
	02	2011	14.9503	15.6392	0
	02	2010	10.0000	14.9503	0

	03	2013	16.8115	16.4332	72,913
	03	2012	15.4164	16.8115	68,266
	03	2011	14.7597	15.4164	64,012
	03	2010	10.0000	14.7597	83

MFS Core Equity Portfolio, Service Class	01	2013	11.0789	14.6763	82,256
	01	2012	9.6620	11.0789	93,732
	01	2011	9.9183	9.6620	56,870
	01	2010	10.0000	9.9183	4,543

	02	2013	10.9161	14.4241	0
	02	2012	9.5444	10.9161	0
	02	2011	9.8224	9.5444	0
	02	2010	10.0000	9.8224	0

	03	2013	10.8195	14.2746	24,305
	03	2012	9.4744	10.8195	26,405
	03	2011	9.7652	9.4744	22,764
	03	2010	10.0000	9.7652	0

MFS Emerging Markets Equity Portfolio, Service Class	01	2013	16.1256	15.0486	107,939
	01	2012	13.7834	16.1256	105,145
	01	2011	17.1905	13.7834	106,666
	01	2010	10.0000	17.1905	2,108

	02	2013	15.8348	14.7397	0
	02	2012	13.5693	15.8348	0
	02	2011	16.9665	13.5693	0
	02	2010	10.0000	16.9665	0

	03	2013	15.6624	14.5570	12,611
	03	2012	13.4422	15.6624	13,663
	03	2011	16.8332	13.4422	13,659
	03	2010	10.0000	16.8332	2,045

MFS Global Tactical Allocation Portfolio, Service Class	01	2013	11.1762	11.9671	18,900,924
	01	2012	10.3693	11.1762	19,833,426
	01	2011	10.3770	10.3693	18,776,532
	01	2010	10.0000	10.3770	389,018

	02	2013	11.0906	11.8454	0
	02	2012	10.3162	11.0906	0
	02	2011	10.3500	10.3162	0
	02	2010	10.0000	10.3500	0

	03	2013	11.0394	11.7728	2,296,420
	03	2012	10.2843	11.0394	2,419,263
	03	2011	10.3338	10.2843	2,302,473
	03	2010	10.0000	10.3338	144,756

MFS Government Securities Portfolio, Service Class	01	2013	13.7582	13.1794	982,522
	01	2012	13.6379	13.7582	1,154,948
	01	2011	12.9063	13.6379	1,048,671
	01	2010	10.0000	12.9063	13,834

	02	2013	13.3995	12.8033	0
	02	2012	13.3164	13.3995	0
	02	2011	12.6339	13.3164	0
	02	2010	10.0000	12.6339	0

	03	2013	13.1883	12.5822	238,579
	03	2012	13.1266	13.1883	239,985
	03	2011	12.4728	13.1266	211,974
	03	2010	10.0000	12.4728	2,197

MFS Growth Portfolio, Service Class	01	2013	10.0000	10.0000	0
	01	2012	9.9897	10.0000	0
	01	2011	10.0000	9.9897	898

	02	2013	10.0000	10.0000	0
	02	2012	9.9826	10.0000	0
	02	2011	10.0000	9.9826	0

	03	2013	10.0000	10.0000	0
	03	2012	9.9783	10.0000	0
	03	2011	10.0000	9.9783	0

MFS High Yield Portfolio, Service Class	01	2013	10.2233	10.7003	109,202
	01	2012	10.0000	10.2233	112,819

	02	2013	10.2203	10.6700	0
	02	2012	10.0000	10.2203	0

	03	2013	10.2185	10.6519	24,558
	03	2012	10.0000	10.2185	26,715

MFS International Growth Portfolio, Service Class	01	2013	11.1495	12.5033	49,304
	01	2012	9.4553	11.1495	48,393
	01	2011	10.7828	9.4553	51,761
	01	2010	10.0000	10.7828	2,390

	02	2013	10.9858	12.2885	0
	02	2012	9.3402	10.9858	0
	02	2011	10.6786	9.3402	0
	02	2010	10.0000	10.6786	0

	03	2013	10.8885	12.1611	2,100
	03	2012	9.2717	10.8885	2,202
	03	2011	10.6164	9.2717	2,500
	03	2010	10.0000	10.6164	0

MFS International Value Portfolio, Service Class	01	2013	10.8166	13.6194	32,015
	01	2012	9.4585	10.8166	23,229
	01	2011	9.7611	9.4585	24,652
	01	2010	10.0000	9.7611	2,690

	02	2013	10.6577	13.3854	0
	02	2012	9.3433	10.6577	0
	02	2011	9.6668	9.3433	0
	02	2010	10.0000	9.6668	0

	03	2013	10.5633	13.2466	383
	03	2012	9.2748	10.5633	235
	03	2011	9.6105	9.2748	309
	03	2010	10.0000	9.6105	0

MFS Money Market Portfolio, Service Class	01	2013	9.9843	9.8495	897,343
	01	2012	10.0000	9.9843	1,029,485

	02	2013	9.9814	9.8217	0
	02	2012	10.0000	9.9814	0

	03	2013	9.9797	9.8050	185,396
	03	2012	10.0000	9.9797	245,993

MFS Research International Portfolio, Service Class	01	2013	20.3327	23.8240	6,775
	01	2012	17.7257	20.3327	7,417
	01	2011	20.2023	17.7257	7,082
	01	2010	10.0000	20.2023	0

	02	2013	19.8026	23.1441	0
	02	2012	17.3075	19.8026	0
	02	2011	19.7758	17.3075	0
	02	2010	10.0000	19.7758	0

	03	2013	19.4904	22.7445	572
	03	2012	17.0608	19.4904	835
	03	2011	19.5237	17.0608	743
	03	2010	10.0000	19.5237	0

MFS Total Return Portfolio, Service Class	01	2013	16.3088	10.0000	0
	01	2012	14.8926	16.3088	1,047,773
	01	2011	14.8500	14.8926	965,845
	01	2010	10.0000	14.8500	9,988

	02	2013	15.8836	10.0000	0
	02	2012	14.5413	15.8836	0
	02	2011	14.5365	14.5413	0
	02	2010	10.0000	14.5365	0

	03	2013	15.6333	10.0000	0
	03	2012	14.3341	15.6333	185,956
	03	2011	14.3512	14.3341	153,672
	03	2010	10.0000	14.3512	3,027

MFS Total Return Series, Service Class	01	2013	10.0000	10.7099	1,596,654

	02	2013	10.0000	10.6997	0

	03	2013	10.0000	10.6936	320,934

MFS Utilities Portfolio, Service Class	01	2013	39.1248	46.4300	59,855
	01	2012	34.8156	39.1248	56,504
	01	2011	33.0322	34.8156	56,576
	01	2010	10.0000	33.0322	303

	02	2013	38.1052	45.1055	0
	02	2012	33.9948	38.1052	0
	02	2011	32.3353	33.9948	0
	02	2010	10.0000	32.3353	0

	03	2013	37.5047	44.3270	7,951
	03	2012	33.5105	37.5047	6,367
	03	2011	31.9231	33.5105	9,243
	03	2010	10.0000	31.9231	0

MFS Value Portfolio, Service Class	01	2013	18.9078	25.2702	63,772
	01	2012	16.5282	18.9078	57,457
	01	2011	16.8023	16.5282	46,198
	01	2010	10.0000	16.8023	206

	02	2013	18.4148	24.5490	0
	02	2012	16.1384	18.4148	0
	02	2011	16.4476	16.1384	0
	02	2010	10.0000	16.4476	0

	03	2013	18.1246	24.1253	18,070
	03	2012	15.9084	18.1246	19,120
	03	2011	16.2379	15.9084	17,097
	03	2010	10.0000	16.2379	0

MFS Growth Series, Service Class	01	2013	11.5415	15.5409	70,515
	01	2012	10.0000	11.5415	31,799

	02	2013	11.5039	15.4512	0
	02	2012	10.0000	11.5039	0

	03	2013	11.4814	15.3974	10,335
	03	2012	10.0000	11.4814	13,033

MFS Research Series, Service Class	01	2013	10.3073	13.4221	115,208
	01	2012	10.0000	10.3073	142,311

	02	2013	10.3043	13.3842	0
	02	2012	10.0000	10.3043	0

	03	2013	10.3025	13.3615	8,818
	03	2012	10.0000	10.3025	17,874

MFS Value Series Service Class	01	2013	10.3181	13.8022	50,757
	01	2012	10.0000	10.3181	51,379

	02	2013	10.3151	13.7632	0
	02	2012	10.0000	10.3151	0

	03	2013	10.3133	13.7398	16,337
	03	2012	10.0000	10.3133	20,219

MFS Blended Research Small Cap Portfolio, Service Class	01	2013	10.4523	14.9856	119,161
	01	2012	9.2628	10.4523	169,166
	01	2011	9.8933	9.2628	161,105
	01	2010	10.0000	9.8933	1,705

	02	2013	10.2988	14.7281	0
	02	2012	9.1500	10.2988	0
	02	2011	9.7976	9.1500	0
	02	2010	10.0000	9.7976	0

	03	2013	10.2075	14.5753	26,161
	03	2012	9.0829	10.2075	31,633
	03	2011	9.7405	9.0829	28,470
	03	2010	10.0000	9.7405	0

MFS Conservative Allocation Portfolio, Service Class	01	2013	13.4043	14.4817	5,585,159
	01	2012	12.4992	13.4043	6,020,346
	01	2011	12.5907	12.4992	5,333,518
	01	2010	10.0000	12.5907	189,308

	02	2013	13.2622	14.2920	0
	02	2012	12.3983	13.2622	0
	02	2011	12.5207	12.3983	0
	02	2010	10.0000	12.5207	0

	03	2013	13.1775	14.1790	933,319
	03	2012	12.3381	13.1775	1,367,080
	03	2011	12.4788	12.3381	1,078,844
	03	2010	10.0000	12.4788	44,313

MFS Global Real Estate Portfolio, Service Class	01	2013	14.4321	14.9157	94,291
	01	2012	11.2920	14.4321	86,903
	01	2011	12.4068	11.2920	93,062
	01	2010	10.0000	12.4068	548

	02	2013	14.1092	14.5449	0
	02	2012	11.0675	14.1092	0
	02	2011	12.1909	11.0675	0
	02	2010	10.0000	12.1909	0

	03	2013	13.9185	14.3265	19,511
	03	2012	10.9347	13.9185	16,559
	03	2011	12.0630	10.9347	17,474
	03	2010	10.0000	12.0630	50

MFS Growth Allocation Portfolio, Service Class	01	2013	15.0480	18.1674	301,349
	01	2012	13.5723	15.0480	262,604
	01	2011	14.3162	13.5723	273,632
	01	2010	10.0000	14.3162	11,402

	02	2013	14.8886	17.9294	0
	02	2012	13.4627	14.8886	0
	02	2011	14.2367	13.4627	0
	02	2010	10.0000	14.2367	0

	03	2013	14.7935	17.7877	49,659
	03	2012	13.3973	14.7935	31,615
	03	2011	14.1891	13.3973	46,304
	03	2010	10.0000	14.1891	0

MFS Inflation Adjusted Bond Portfolio, Service Class	01	2013	13.2504	12.3807	2,913,605
	01	2012	12.5047	13.2504	3,074,258
	01	2011	11.3458	12.5047	2,628,887
	01	2010	10.0000	11.3458	72,600

	02	2013	13.1100	12.2185	0
	02	2012	12.4038	13.1100	0
	02	2011	11.2827	12.4038	0
	02	2010	10.0000	11.2827	0

	03	2013	13.0263	12.1220	490,843
	03	2012	12.3435	13.0263	518,286
	03	2011	11.2450	12.3435	446,527
	03	2010	10.0000	11.2450	10,054

MFS Limited Maturity Portfolio, Service Class	01	2013	10.4153	10.3241	2,318,075
	01	2012	10.3508	10.4153	1,376,300
	01	2011	10.4739	10.3508	1,261,617
	01	2010	10.0000	10.4739	59,915

	02	2013	10.2889	10.1730	0
	02	2012	10.2513	10.2889	0
	02	2011	10.3995	10.2513	0
	02	2010	10.0000	10.3995	0

	03	2013	10.2136	10.0832	396,909
	03	2012	10.1919	10.2136	273,230
	03	2011	10.3549	10.1919	211,200
	03	2010	10.0000	10.3549	4,606

MFS Mid Cap Value Portfolio, Service Class	01	2013	12.0887	16.2813	129,674
	01	2012	10.5633	12.0887	77,625
	01	2011	10.4630	10.5633	83,229
	01	2010	10.0000	10.4630	284

	02	2013	11.9419	16.0428	0
	02	2012	10.4617	11.9419	0
	02	2011	10.3887	10.4617	0
	02	2010	10.0000	10.3887	0

	03	2013	11.8545	15.9012	27,031
	03	2012	10.4010	11.8545	32,635
	03	2011	10.3442	10.4010	30,087
	03	2010	10.0000	10.3442	0

MFS Moderate Allocation Portfolio, Service Class	01	2013	14.3300	16.4701	10,163,783
	01	2012	13.1592	14.3300	10,220,861
	01	2011	13.5845	13.1592	9,566,857
	01	2010	10.0000	13.5845	208,432

	02	2013	14.1781	16.2543	0
	02	2012	13.0530	14.1781	0
	02	2011	13.5091	13.0530	0
	02	2010	10.0000	13.5091	0

	03	2013	14.0876	16.1259	1,479,056
	03	2012	12.9896	14.0876	1,472,109
	03	2011	13.4639	12.9896	1,282,283
	03	2010	10.0000	13.4639	17,908

MFS New Discovery Value Portfolio, Service Class	01	2013	14.3233	19.7364	24,568
	01	2012	13.2484	14.3233	23,122
	01	2011	14.3636	13.2484	24,360
	01	2010	10.0000	14.3636	914

	02	2013	14.1715	19.4778	0
	02	2012	13.1414	14.1715	0
	02	2011	14.2838	13.1414	0
	02	2010	10.0000	14.2838	0

	03	2013	14.0810	19.3239	3,675
	03	2012	13.0775	14.0810	4,904
	03	2011	14.2360	13.0775	4,875
	03	2010	10.0000	14.2360	0

MFS Mid Cap Growth Series, Service Class	01	2013	10.4256	14.1126	42,258
	01	2012	10.0000	10.4256	37,355

	02	2013	10.4225	14.0728	0
	02	2012	10.0000	10.4225	0

	03	2013	10.4207	14.0489	10,007
	03	2012	10.0000	10.4207	9,030

MFS New Discovery Series, Service Class	01	2013	10.5837	14.7445	39,689
	01	2012	10.0000	10.5837	38,147

	02	2013	10.5806	14.7029	0
	02	2012	10.0000	10.5806	0

	03	2013	10.5788	14.6779	23,010
	03	2012	10.0000	10.5788	11,350

MFS® Research Bond Series, Service Class	01	2013	10.6193	10.3410	11,743,340
	01	2012	10.0560	10.6193	12,761,383
	01	2011	10.0000	10.0560	74,444

	02	2013	10.5848	10.2812	0
	02	2012	10.0488	10.5848	0
	02	2011	10.0000	10.0488	0

	03	2013	10.5641	10.2455	1,738,608
	03	2012	10.0446	10.5641	1,687,879
	03	2011	10.0000	10.0446	3,144

Morgan Stanley UIF Mid Cap Growth Portfolio, Class II	01	2013	12.4821	16.9293	35,137
	01	2012	11.6637	12.4821	30,006
	01	2011	12.7369	11.6637	33,733
	01	2010	10.0000	12.7369	469

	02	2013	12.3305	16.6814	0
	02	2012	11.5514	12.3305	0
	02	2011	12.6463	11.5514	0
	02	2010	10.0000	12.6463	0

	03	2013	12.2403	16.5341	10,500
	03	2012	11.4845	12.2403	10,059
	03	2011	12.5922	11.4845	9,321
	03	2010	10.0000	12.5922	63

Mutual Shares Securities Fund	01	2013	16.8490	21.3191	57,916
	01	2012	14.9511	16.8490	49,139
	01	2011	15.3149	14.9511	54,674
	01	2010	10.0000	15.3149	2,447

	02	2013	16.4098	20.7107	0
	02	2012	14.5985	16.4098	0
	02	2011	14.9917	14.5985	0
	02	2010	10.0000	14.9917	0

	03	2013	16.1510	20.3532	20,133
	03	2012	14.3904	16.1510	18,952
	03	2011	14.8005	14.3904	17,870
	03	2010	10.0000	14.8005	537

Oppenheimer Capital Appreciation Fund/VA	01	2013	16.2632	20.7651	25,642
	01	2012	14.4867	16.2632	31,235
	01	2011	14.8892	14.4867	29,507
	01	2010	10.0000	14.8892	0

	02	2013	15.8392	20.1725	0
	02	2012	14.1450	15.8392	0
	02	2011	14.5748	14.1450	0
	02	2010	10.0000	14.5748	0

	03	2013	15.5895	19.8243	12,617
	03	2012	13.9434	15.5895	13,044
	03	2011	14.3890	13.9434	13,351
	03	2010	10.0000	14.3890	0

Oppenheimer Global Fund - Service Shares	01	2013	16.6796	20.8957	76,472
	01	2012	13.9800	16.6796	65,535
	01	2011	15.4920	13.9800	65,294
	01	2010	10.0000	15.4920	3,099

	02	2013	16.3001	20.3686	0
	02	2012	13.6969	16.3001	0
	02	2011	15.2167	13.6969	0
	02	2010	10.0000	15.2167	0

	03	2013	16.0760	20.0580	26,266
	03	2012	13.5293	16.0760	12,135
	03	2011	15.0535	13.5293	23,458
	03	2010	10.0000	15.0535	0

PIMCO All Asset Portfolio, Advisor Class	01	2013	11.3195	11.1789	691,770
	01	2012	9.9952	11.3195	692,508
	01	2011	10.0000	9.9952	253,471

	02	2013	11.2827	11.1143	0
	02	2012	9.9881	11.2827	0
	02	2011	10.0000	9.9881	0

	03	2013	11.2606	11.0756	62,897
	03	2012	9.9838	11.2606	119,996
	03	2011	10.0000	9.9838	39,516

PIMCO CommodityRealReturn Strategy Portfolio Advisor Class	01	2013	9.4448	7.9462	44,840
	01	2012	9.1080	9.4448	62,097
	01	2011	10.0000	9.1080	17,523

	02	2013	9.4141	7.9003	0
	02	2012	9.1016	9.4141	0
	02	2011	10.0000	9.1016	0

	03	2013	9.3956	7.8728	15,927
	03	2012	9.0977	9.3956	14,646
	03	2011	10.0000	9.0977	4,603

PIMCO Emerging Markets Bond Portfolio	01	2013	30.1154	27.6386	19,610
	01	2012	25.8936	30.1154	26,541
	01	2011	24.6842	25.8936	23,944
	01	2010	10.0000	24.6842	1,986

	02	2013	29.3420	26.8604	0
	02	2012	25.2930	29.3420	0
	02	2011	24.1727	25.2930	0
	02	2010	10.0000	24.1727	0

	03	2013	28.8864	26.4031	7,585
	03	2012	24.9385	28.8864	5,611
	03	2011	23.8702	24.9385	5,328
	03	2010	10.0000	23.8702	16

PIMCO Emerging Markets Bond Portfolio Advisor Class	01	2013	11.7144	10.7401	14,162
	01	2012	10.0823	11.7144	22,050
	01	2011	10.0000	10.0823	13,152

	02	2013	11.6762	10.6780	0
	02	2012	10.0752	11.6762	0
	02	2011	10.0000	10.0752	0

	03	2013	11.6534	10.6409	15,389
	03	2012	10.0709	11.6534	13,206
	03	2011	10.0000	10.0709	12,972

PIMCO EqS Pathfinder Portfolio, Advisor Class	01	2013	10.9583	12.8855	711
	01	2012	10.1202	10.9583	3,536
	01	2011	10.0000	10.1202	3,055

	02	2013	10.9226	12.8111	0
	02	2012	10.1130	10.9226	0
	02	2011	10.0000	10.1130	0

	03	2013	10.9012	12.7665	0
	03	2012	10.1087	10.9012	0
	03	2011	10.0000	10.1087	0

PIMCO Global Multi-Asset Managed Allocation Portfolio, Advisor Class	01	2013	12.2009	11.0842	10,413,267
	01	2012	11.3710	12.2009	12,341,987
	01	2011	11.7375	11.3710	11,511,241
	01	2010	10.0000	11.7375	378,531

	02	2013	12.0969	10.9618	0
	02	2012	11.3029	12.0969	0
	02	2011	11.6967	11.3029	0
	02	2010	10.0000	11.6967	0

	03	2013	12.0348	10.8889	1,456,205
	03	2012	11.2621	12.0348	1,507,599
	03	2011	11.6723	11.2621	1,363,738
	03	2010	10.0000	11.6723	45,994

PIMCO VIT Commodity RealReturn Strategy Portfolio	01	2013	10.7945	9.0833	232,382
	01	2012	10.3833	10.7945	241,187
	01	2011	11.3856	10.3833	223,901
	01	2010	10.0000	11.3856	5,501

	02	2013	10.5998	8.8969	0
	02	2012	10.2220	10.5998	0
	02	2011	11.2372	10.2220	0
	02	2010	10.0000	11.2372	0

	03	2013	10.4844	8.7866	55,302
	03	2012	10.1262	10.4844	50,602
	03	2011	11.1489	10.1262	46,097
	03	2010	10.0000	11.1489	23

Putnam VT Absolute Return 500 Fund, Class IB Shares	01	2013	10.3424	10.6192	287,598
	01	2012	10.0457	10.3424	116,035
	01	2011	10.0000	10.0457	54,781

	02	2013	10.3088	10.5578	0
	02	2012	10.0385	10.3088	0
	02	2011	10.0000	10.0385	0

	03	2013	10.2886	10.5211	56,205
	03	2012	10.0343	10.2886	34,695
	03	2011	10.0000	10.0343	10,059

Putnam VT Equity Income Fund, Class IB Shares	01	2013	12.6236	16.4900	31,177
	01	2012	10.7265	12.6236	6,367
	01	2011	10.0000	10.7265	0

	02	2013	12.5825	16.3948	0
	02	2012	10.7189	12.5825	0
	02	2011	10.0000	10.7189	0

	03	2013	12.5579	16.3378	808
	03	2012	10.7143	12.5579	0
	03	2011	10.0000	10.7143	46

Templeton Growth Securities Fund, Class 2	01	2013	17.5958	22.7083	50,142
	01	2012	14.7338	17.5958	40,472
	01	2011	16.0550	14.7338	45,848
	01	2010	10.0000	16.0550	199

	02	2013	17.1437	22.0688	0
	02	2012	14.3919	17.1437	0
	02	2011	15.7222	14.3919	0
	02	2010	10.0000	15.7222	0

	03	2013	16.8774	21.6929	12,194
	03	2012	14.1901	16.8774	12,409
	03	2011	15.5254	14.1901	13,331
	03	2010	10.0000	15.5254	0

Universal Institutional Funds Inc. Growth Portfolio, Class II	01	2013	10.3638	15.1032	23,732
	01	2012	9.2118	10.3638	1,296
	01	2011	10.0000	9.2118	550

	02	2013	10.3301	15.0159	0
	02	2012	9.2053	10.3301	0
	02	2011	10.0000	9.2053	0

	03	2013	10.3099	14.9637	1,250
	03	2012	9.2014	10.3099	873
	03	2011	10.0000	9.2014	167

Wells Fargo Advantage VT Total Return Bond Fund, Class 2	01	2013	10.9818	10.5699	742,582
	01	2012	10.4932	10.9818	664,576
	01	2011	10.0000	10.4932	540,325

	02	2013	10.9354	10.4986	0
	02	2012	10.4756	10.9354	0
	02	2011	10.0000	10.4756	0

	03	2013	10.9076	10.4559	85,219
	03	2012	10.4650	10.9076	100,318
	03	2011	10.0000	10.4650	64,408

This Prospectus sets forth information about the Contract and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contract and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 2014 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (800) 752-7216.

To:	Sun Life Assurance Company of Canada (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

Please send me a Statement of Additional Information for
Sun Life Financial Masters Choice II
Sun Life of Canada (U.S.) Variable Account F.

Name:

Address:

City:	State:	Zip Code:

Telephone:

PART B

MAY 1, 2014

SUN LIFE FINANCIAL MASTERS® CHOICE II

VARIABLE AND FIXED ANNUITY
STATEMENT OF ADDITIONAL INFORMATION
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

TABLE OF CONTENTS

Sun Life Assurance Company of Canada (U.S.)	2
Advertising and Sales Literature	2
Tax Deferred Accumulation	3
Calculations	4
Example of Net Investment Factor Calculation	4
Example of Variable Accumulation Unit Value Calculation	4
Annuity Provisions	4
Determination of Annuity Payments	4
Annuity Unit Value	5
Example of Variable Annuity Unit Value Calculation	5
Example of Variable Annuity Payment Calculations	5
Distribution of the Contract	6
Custodian	6
Experts	6
Financial Statements	6

The Statement of Additional Information sets forth information which may be of interest to prospective purchasers of the Sun Life Financial Masters® Choice II (the “Contract”) issued by Sun Life Assurance Company of Canada (U.S.) (the “Company” or “Sun Life (U.S.)”) in connection with Sun Life of Canada (U.S.) Variable Account F (the “Variable Account”) which is not included in the Prospectus dated May 1, 2014.  This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge from the Company by writing to Sun Life Assurance Company of Canada (U.S.), P.O. Box 9133, Wellesley Hills, Massachusetts 02481, or by telephoning (800) 752-7216.

The terms used in this Statement of Additional Information have the same meanings as in the Prospectus.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

Delaware Life Holdings, LLC (“Delaware Life”) is the corporate parent of Sun Life (U.S.). Delaware Life is ultimately controlled by Todd L. Boehly and Mark R. Walter. Messrs. Boehly and Walter ultimately control the Company through the following intervening companies:  Delaware Life, Delaware Life Holdings Parent, LLC, Delaware Life Holdings Parent II, LLC, Delaware Life Equity Investors, LLC, DLICM, LLC and DLICT, LLC. The nature of the business of Messrs. Boehly and Walter and these intervening companies is investing in companies engaged in the business of life insurance and annuities.

ADVERTISING AND SALES LITERATURE

As set forth in the Prospectus, the Company may refer to the following organizations (and others) in its marketing materials:

A.M. Best’s Rating System is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company’s relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company.

Lipper Variable Insurance Products Performance Analysis Service is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

Standard & Poor’s insurance claims-paying ability rating is an opinion of an operating insurance company’s financial capacity to meet obligations of its insurance policies in accordance with their terms.

VARDS (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

Moody’s Investors Services, Inc.’s insurance claims-paying rating is a system of rating an insurance company’s financial strength, market leadership, and ability to meet financial obligations. The purpose of Moody’s ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

Standard & Poor’s Index - broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks; commonly known as the Standard & Poor’s 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor’s Corporation, a financial advisory, securities rating, and publishing firm. The index tracks 400 industrial company stocks, 20 transportation stocks, 40 financial company stocks, and 40 public utilities.

NASDAQ-OTC Price Index - this index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value-weighted and was introduced with a base of 100.00 on February 5, 1971.

Dow Jones Industrial Average (DJIA) - price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but including American Express Company and American Telephone and Telegraph Company. Prepared and Published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

Morningstar, Inc. is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities. This coverage for mutual funds includes, among other information, performance analysis rankings, risk rankings (e.g. aggressive, moderate or conservative), and “style box” matrices. Style box matrices display, for equity funds, the investment philosophy and size of the companies in which the fund invests and, for fixed-income funds, interest rate sensitivity and credit quality of the investment instruments.

Ibbotson Associates, Inc. is a consulting firm that provides a variety of historical data, including total return, capital appreciation and income, on the stock market as well as other investment asset classes, and inflation. This information will be used primarily for comparative purposes and to illustrate general financial planning principles.

In its advertisements and other sales literature for the Variable Account and the Funds, the Company intends to illustrate the advantages of the Contracts in a number of ways:

Dollar-Cost Averaging Illustrations. These illustrations will generally discuss the price-leveling effect of making regular investments in the same Sub-Accounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased by those Sub-Accounts.

Systematic Withdrawal Program. A service provided by the Company, through which a Participant may take any distribution allowed by Internal Revenue Code Section 401 (a) (9) in the case of Qualified Contracts, or permitted under Internal Revenue Code Section 72 in the case of Non-Qualified Contracts, by way of a series of partial withdrawals. Withdrawals under this program may be fully or partially includible in income and may be subject to a 10% penalty tax. Consult your tax advisor.

The Company’s and the Funds’ Customers. Sales literature for the Variable Account and the Funds may refer to the number of clients which they serve.

The Company’s Assets, Size. The Company may discuss its general financial condition (see, for example, the references to Standard & Poor’s and A.M. Best Company above); it may refer to its assets; and it may discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria.

Compound Interest Illustrations. These will emphasize several advantages of the variable annuity contract. For example, but not by way of limitation, the literature may emphasize the potential savings through tax deferral; the potential advantage of the Variable Account over the Fixed Account; and the compounding effect when a participant makes regular deposits to his or her account.

The Company may use hypothetical illustrations of the benefits of tax deferral, including but not limited to the following chart. The chart below assumes an initial investment of $10,000 which remains fully invested for the entire time period, an 8% annual return, and a 33% combined federal and state income tax rate. It compares how 3 different investments might fare over 10, 20, and 30 years. The first example illustrates an investment in a non-tax-deferred account and assumes that taxes are paid annually out of that account. The second example illustrates how the same investment would grow in a tax-deferred investment, such as an annuity. The third example illustrates the net value of the tax-deferred investment after paying taxes on the full account value.

	10 YEARS	20 YEARS	30 YEARS

Non-Tax-Deferred Account	$16,856	$28,413	$ 47,893

Tax-Deferred Account	$21,589	$46,610	$100,627

Tax-Deferred Account After Paying Taxes	$17,765	$34,528	$ 70,720

This illustration is hypothetical and does not represent the projected performance of the contract or any of its investment options. The illustration does not reflect the deduction of any charges or fees related to portfolio management, mortality and expense, or account administration. Taxes on earnings within an annuity are due upon withdrawal. Withdrawals may also be subject to surrender charges and, if made prior to age 59½, a 10% federal penalty tax.

TAX-DEFERRED ACCUMULATION

In general, individuals who own annuity contracts are not taxed on increases in the value of their annuity contracts until some form of distribution is made under the contract. As a result, the annuity contract would benefit from tax deferral during the contract’s accumulation phase; this would have the effect of permitting an investment in an annuity contract to grow more rapidly that a comparable investment under which increases in value are taxed on a current basis.

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Variable Account’s investment returns. We may illustrate these effects in charts or graphs and from time to time may include comparisons of returns under the Contract or in general on a tax-deferred basis, with the returns on a taxable basis. Different tax rates may be assumed. Any such illustrative chart or graph would show accumulations on an initial investment or Purchase Payment, assuming a given amount (including the applicable interest credit), hypothetical gross annual returns compounded annually, and a stated rate of return. The values shown for the taxable investment would not include any deduction for management fees or other expenses, but would assume the annual deduction of federal and state taxes from investment returns. The values shown for the Contract in a chart would reflect the deduction of Contract expenses, such as the mortality and expense risk charge, the 0.15% administrative charge, the 0.15% distribution fee, and the $50 annual Account Fee. In addition, the values shown would assume that the Participant has not surrendered his or her Contract or made any partial surrenders until the end of the period shown. The chart would assume a full surrender at the end of the period shown and the payment of federal and state taxes, at a rate of not more than 33%, on the amount in excess of the Purchase Payments.

In developing illustrative tax deferral charts, we will observe these general principles:

•	The assumed rate of earnings will be realistic.
•	The illustrative chart will accurately depict the effect of all fees and charges or provide a narrative that prominently discloses all fees and charges under the Contract.
•	Charts comparing accumulation values for tax-deferred and non-tax-deferred investments will depict the implications of any surrender.
•	A narrative accompanying the chart will prominently disclose that there may be a 10% tax penalty on a surrender by a Participant who has not reached age 59½ at the time of surrender.

The rates of return illustrated in any chart would be hypothetical and are not an estimate or guaranty of performance. Actual tax returns may vary among Participants.

CALCULATIONS

Example of Net Investment Factor Calculation

We determine the net investment factor using the following formula:

Investment Factor	=	(	a + b c	)	- d

where:

(a)	is the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period;

(b)	is the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period;

(c)	is the net asset value per share of the Fund share at the end of the previous Valuation Period;

(d)
is a factor representing the asset-based insurance charges (the mortality and expense risk charge, the administrative expense charge, and the distribution fee) plus any applicable asset-based charge for an optional benefit for the Valuation Period.

Assume the following facts about a particular Variable Account at the end of the current Valuation Period.

(a)	the net asset value of a fund equals $ 18.38
(b)	the per share amount of any dividend or capital gains distributions equal $0
(c)	the net asset value per share of the Fund share at the end of the previous Valuation Period equals $18.32
(d)
the factor representing the asset-based insurance charges (the mortality and expense risk charge, the administrative expense charge, and the distribution fee) plus any applicable asset-based charge for an optional benefit for the Valuation Period equals 0.00004837.

The net investment factor is, therefore, determined as follows:

(18.38 + 0.00) – (.00004837)	=	1.00322674
18.32

Example of Variable Accumulation Unit Value Calculation

We calculate the Variable Accumulation Unit Value for any Valuation Period as follows: we multiply the Variable Accumulation Unit Value for the immediately preceding Valuation Period by the appropriate Net Investment Factor for the subsequent Valuation Period.

Assume the Variable Accumulation Unit value for the immediately preceding Valuation Period had been 14.5645672.  Assume that the Net Investment Factor for the subsequent Valuation Period is 1.00322674 as shown in the calculation above.  The value for the current Valuation Period would be, therefore, determined as follows:

(14.5645672 x 1.00322674)	=	14.6115633

ANNUITY PROVISIONS

Determination of Annuity Payments

On the Annuity Commencement Date the Contract’s Accumulation Account will be canceled and its adjusted value will be applied to provide a Variable Annuity or a Fixed Annuity or a combination of both. The adjusted value will be equal to the value of the Accumulation Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date, reduced by any applicable premium or similar taxes and a proportionate amount of the contract maintenance charge to reflect the time elapsed between the last Contract Anniversary and the day before the Annuity Commencement Date.

The dollar amount of the first variable annuity payment will be determined in accordance with the annuity payment rates found in the Contract which are based on an assumed interest rate of 3% per year. All variable annuity payments other than the first are determined by means of Annuity Units credited to the Contract. The number of Annuity Units to be credited in respect of a particular Variable Account is determined by dividing that portion of the first variable annuity payment attributable to that Variable Account by the Annuity Unit value of that Variable Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date. The number of Annuity Units of each particular Variable Account credited to the Contract then remains fixed unless an exchange of Annuity Units is made as described below. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, and is equal to the sum of the amounts determined by multiplying the number of Annuity Units of a particular Variable Account credited to the Contract by the Annuity Unit value for the particular Variable Account for the Valuation Period which ends immediately preceding the due date of each subsequent payment.

Annuity Unit Value

The Annuity Unit value for each Variable Account was established at $10.00 for the first Valuation Period of the particular Variable Account. The Annuity Unit value for any subsequent Valuation Period is determined using the following formula:

Annuity Unit Value	=	(A x B) x C

where:

A	equals the Annuity Unit value for the immediately preceding Valuation Period
B	equals the Net Investment Factor for the current Valuation Period
C	equals a factor to neutralize the assumed interest rate of 3% per year used to establish the annuity payment rates found in the Contract. (This factor is 0.99991902 for a one day Valuation Period.)

Example of Variable Annuity Unit Calculation

Assume the value of an Annuity Unit for the immediately preceding Valuation Period had been 12.3456789. Assume that the Net Investment Factor for the subsequent Valuation Period is 1.00323092 as shown in the calculation above. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 3% per year, the value of the Annuity Unit for the current Valuation Period would be determined as follows:

(12.3456789 x 1.00323092) x 0.99991902	=	12.3845638

Example of Variable Annuity Payment Calculations

The first Variable Annuity payment is determined by multiplying the Variable Accumulation Unit value for the Valuation Period (as described under “Example of Variable Accumulation Unit Calculation”) by the annuity payment rate for the age and annuity option elected.

Assume the following facts:

•	the Account value being annuitized is made up of a particular Variable Account with 8,765.4321 Variable Accumulation Units;
•
at the end of the Valuation Period immediately preceding the Annuity Commencement Date, the Variable Accumulation Unit value and the Annuity Unit value for that Variable Account are 14.5645672 and 12.3456789, respectively;

•	the annuity payment rate for the age and option elected is $6.78 per $1,000; and
•	on the day prior to the second variable annuity payment date, the Annuity Unit value is 12.3724831.

The first Variable Annuity payment would be determined as follows:

(8,765.4321 x 14.5645672) x 6.78	=	$865.57
1,000

This first Variable Annuity payment of $865.57 represents 70.1112 Variable Annuity Units, which are calculated by dividing the first Variable Annuity Payment by the Variable Annuity Unit value at the end of the Valuation Period immediately preceding the Annuity Commencement Date. In this case, $865.57 divided by 12.3456789.

Subsequent Variable Annuity payments are determined by multiplying the number of Variable Annuity Units (calculated for the first Variable Annuity payment) by the Variable Annuity Unit value at the end of the Valuation Period immediately preceding the annuity payment date. Thus, the second Variable Annuity payment would be determined as follows:

70.1112 x 12.3845638	=	$868.29

DISTRIBUTION OF THE CONTRACT

We offer the Contract on a continuous basis through the general distributor and principal underwriter of the Contracts, Clarendon Insurance Agency, Inc. (“Clarendon”).  Clarendon also acts as the general distributor of certain other annuity contracts issued by the Company and its subsidiary, Sun Life Insurance and Annuity Company of New York, and variable life insurance contracts issued by the Company.

In addition to commissions, the Company may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation. The Company reserves the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of Contracts or Certificates or other contracts offered by the Company.  Promotional incentives may change at any time.

Commissions will not be paid to selling agents with respect to Participant Accounts established for the personal account of employees of the Company or any of its affiliates, or of persons engaged in the distribution of the Contract, or of immediate family members of such employees or persons. In addition, commissions may be waived or reduced in connection with certain transactions described in the Prospectus under the heading “Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates.” Total commissions paid by the Variable Account to, but not retained by, Clarendon during 2011, 2012, and 2013, were approximately $29,279,164, $26,895,457, and $89,921,647, respectively.

CUSTODIAN

We are the Custodian of the assets of the Variable Account.  We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account.

EXPERTS

 The statutory-basis financial statements of Sun Life Assurance Company of Canada (U.S.) (the “Company”) as of December 31, 2013 and for the year ended December 31, 2013 (which report expresses an unmodified opinion in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Delaware and includes an emphasis-of-matter paragraph relating to the Company’s quasi reorganization), included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. Their office is located at 185 Asylum Street, Suite 2400, Hartford, Connecticut 06103.

The financial statements of Sun Life of Canada (U.S.) Variable Account F as of December 31, 2013 and for the year ended December 31, 2013, included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The statutory-basis financial statements of Sun Life Assurance Company of Canada (U.S.) (the “Company”) as of December 31, 2012 and for each of the two years in the period ended December 31, 2012 (which report expresses an unmodified opinion in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Delaware and includes an emphasis-of-matter paragraph relating to the Company adopting Statement of Statutory Accounting Principle (“SSAP”) No. 101 Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 in 2012 and another matter paragraph relating to significant balances and transactions with affiliates), included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. Their office is located at 200 Berkeley Street, Boston, Massachusetts 02116.

The financial statements of Sun Life of Canada (U.S.) Variable Account F, as of December 31, 2012 and for the year ended December 31, 2012, included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Sun Life Assurance Company of Canada (U.S.) are included herein. The statutory-basis financial statements of Sun Life Assurance Company of Canada (U.S.) are provided as relevant to its ability to meet its financial obligations under the Certificates and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

Independent Auditor’s Report

To the Board of Directors and Stockholders of
   Sun Life Assurance Company of Canada (U.S.)

We have audited the accompanying statutory financial statements of Sun Life Assurance Company of Canada (U.S.), which comprise the statutory statements of admitted assets, liabilities and capital stock and surplus as of December 31, 2013 and the related statutory statements of operations,  of changes in capital stock and surplus, and of cash flows for the year then ended.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance.  Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the financial statements based on our audit.  We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements.  The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control.  Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Delaware Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2013, or the results of its operations or its cash flows for the year then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital stock and surplus of the Company as of December 31, 2013, and the results of its operations and its cash flows for the year then ended, in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance described in Note 1.

Emphasis of Matter

As described in Note 15, the Company recorded a restatement of gross paid-in and contributed surplus and unassigned funds under a quasi-reorganization in the current year.  Our opinion is not modified with respect to this matter.

/s/ PricewaterhouseCoopers LLP

April 29, 2014
Hartford CT

INDEPENDENT AUDITORS' REPORT
To the Board of Directors of
Sun Life Assurance Company of Canada (U.S.)
1 Sun Life Executive Park
Wellesley, Massachusetts 02481

We have audited the accompanying statutory-basis financial statements of Sun Life Assurance Company of Canada (U.S.) (the "Company"), which comprise the statutory-basis statements of admitted assets, liabilities, and capital stock and surplus as of December 31, 2012 and 2011, and the related statutory-basis statements of operations, changes in capital stock and surplus, and cash flows for each of the three years in the period ended December 31, 2012, and the related notes to the statutory-basis financial statements.

Management’s Responsibility for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of these statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Department of the State of Delaware. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these statutory-basis financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory-basis financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statutory-basis financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the statutory-basis financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statutory-basis financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 of the statutory-basis financial statements, the statutory-basis financial statements are prepared by Sun Life Assurance Company of Canada (U.S) using accounting practices prescribed or permitted by the Insurance Department of the State of Delaware, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Insurance Department of the State of Delaware.

The effects on the statutory-basis financial statements of the variances between the regulatory basis of accounting described in Note 1 to the statutory-basis financial statements and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America paragraph, the statutory-basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position Sun Life Assurance Company of Canada (U.S.) as of December 31, 2012 and 2011, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2012.

Opinion on Regulatory Basis of Accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital stock and surplus of Sun Life Assurance Company of Canada (U.S.) as of December 31, 2012 and 2011, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2012, in accordance with the accounting practices prescribed or permitted by the Insurance Department of the State of Delaware as described in Note 1 to the statutory-basis financial statements.

Emphasis-of-Matter

As discussed in Note 1 to the statutory-basis financial statements, in 2012, the Company adopted Statement of Statutory Accounting Principle (“SSAP”) No. 101 Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10.

Other Matter

As discussed in Note 2 to the statutory-basis financial statements, the accompanying statutory-basis financial statements reflect significant balances and transactions with affiliates. The Company’s admitted assets, liabilities, and capital stock and surplus and results of its operations and cash flows may have been different if these balances and transactions had been with unrelated parties.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
April 24, 2013

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

STATUTORY STATEMENTS of admitted assets, liabilities and capital stock and surplus
AS OF DECEMBER 31, 2013 and 2012 (in thousands except share and per share data)

ADMITTED ASSETS	2013	2012	LIABILITIES, CAPITAL STOCK AND SURPLUS	2013	2012
GENERAL ACCOUNT ASSETS:			GENERAL ACCOUNT LIABILITIES:
Debt securities	$ 4,759,852	$ 7,308,199	Aggregate reserve for life contracts	$ 6,682,361	$ 6,750,774
Preferred stocks	23,150	23,000	Liability for deposit-type contracts	184,482	1,128,331
Common stocks	401,403	414,206	Contract claims	32,048	19,805
Mortgage loans on real estate	748,309	814,612	Other amounts payable on reinsurance	3,754	789
Properties held for the production of income	60,239	100,798	Interest maintenance reserve	-	64,711
Properties held for sale	39,319	93,033	Commissions to agents due or accrued	8,413	7,949
Cash, cash equivalents and short-term investments	1,440,125	341,431	General expenses due or accrued	57,097	20,733
Contract loans	537,058	564,071	Transfers from Separate Accounts due or accrued	(825,956)	(861,565)
Derivatives	174,613	312,424	Taxes, licenses and fees due or accrued	1,997	11,545
Other invested assets	192,397	121,773	Unearned investment income	13	114
Receivable for securities	46,716	3,382	Amounts withheld or retained by the Company	1,198	722
Investment income due and accrued	71,544	100,290	Remittances and items not allocated	1,289	1,581
Amounts recoverable from reinsurers	30,901	34,077	Borrowed money and accrued interest thereon	-	100,002
Current federal and foreign income tax recoverable	19,238	36,749	Asset valuation reserve	68,961	47,141
Net deferred tax asset	184,237	161,198	Payable for securities	438,039	1,030
Receivables from parent, subsidiaries and affiliates	570	70,954	Reinsurance in unauthorized companies	16	14
Other assets	34,789	12,588	Funds held under reinsurance treaties with unauthorized reinsurers	252,457	285,222
			Funds held under coinsurance	-	1,374,125
			Derivatives	321,947	182,053
			Other liabilities	97,376	142,310
Total general account assets	8,764,460	10,512,785	Total general account liabilities	7,325,492	9,277,386
SEPARATE ACCOUNT ASSETS	30,514,738	31,948,727	SEPARATE ACCOUNT LIABLITIES	30,543,286	31,948,272
			Total liabilities	37,868,778	41,225,658

			CAPITAL STOCK AND SURPLUS:
			Common capital stock, $1,000 par value - 10,000 shares
			authorized; 6,437 shares issued and outstanding	6,437	6,437
			Surplus notes	565,000	565,000
			Gross paid in and contributed surplus	653,698	2,588,377
			Unassigned funds	185,285	(1,923,960)
			Total surplus	1,403,983	1,229,417
			Total capital stock and surplus	1,410,420	1,235,854

TOTAL ADMITTED ASSETS	$39,279,198	$42,461,512	TOTAL LIABILITIES, CAPITAL STOCK AND SURPLUS	$39,279,198	$42,461,512
See notes to statutory financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

STATUTORY STATEMENTS of operations
FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 and 2011 (in thousands)

	2013	2012	2011
INCOME:
Premiums and annuity considerations	$ 1,559,375	$ 415,915	$ 3,230,219
Considerations for supplementary contracts with life contingencies	23,283	18,123	11,474
Net investment (loss) income	(318,661)	613	605,357
Amortization of interest maintenance reserve	19,884	13,396	15,205
Commissions and expense allowances on reinsurance ceded	5,402	(557)	1,789
Reserve adjustments on reinsurance ceded	(141)	170	3,115
Income from fees associated with investment management, administration and contract guarantees from Separate Accounts	541,274	539,845	524,948
Other income	118,236	134,495	129,179
Total Income	1,948,652	1,122,000	4,521,286
BENEFITS AND EXPENSES:
Death benefits	119,471	35,535	29,376
Annuity benefits	714,186	756,487	765,760
Surrender benefits and withdrawals for life contracts	2,996,819	2,781,813	2,713,462
Interest and adjustments on contracts or deposit-type contract funds	(26,269)	(5,342)	2,747
Payments on supplementary contracts with life contingencies	14,146	11,929	12,561
(Decrease) increase in aggregate reserves for life and accident and health policies and contracts	(68,412)	(550,180)	380,852
Total Benefits	3,749,941	3,030,242	3,904,758
Commissions on premiums, annuity considerations and deposit-type contract funds (direct business only)	105,117	109,722	272,446
Commissions and expense allowances on reinsurance assumed	132	131	132
General insurance expenses	191,813	152,556	207,334
Insurance taxes, licenses and fees, excluding federal income taxes	5,658	10,032	16,522
Net transfers (from) to Separate Accounts, net of reinsurance	(2,657,842)	(2,215,192)	463,339
Other deductions	67,601	76,306	80,010
Total Benefits and Expenses	1,462,420	1,163,797	4,944,541

Net income (loss) from operations before federal income tax benefit and net realized capital gains (losses)	486,232	(41,797)	(423,255)
Federal income tax benefit, excluding tax on capital gains (losses)	(84,275)	(84,977)	(37,926)
Net income (loss) from operations after federal income taxes and before net realized capital gains (losses)	570,507	43,180	(385,329)
Net realized capital gains (losses) less capital gains tax and transfers to the interest maintenance reserve	112,373	(443,936)	(131,722)
NET INCOME (LOSS)	$ 682,880	$ (400,756)	$ (517,051)
See notes to statutory financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

STATUTORY STATEMENTS of changes in capital stock and surplus
FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 and 2011 (in thousands)

	2013	2012	2011
CAPITAL STOCK AND SURPLUS, BEGINNING OF YEAR	$ 1,235,854	$ 1,315,271	$ 1,879,856
Net income (loss)	682,880	(400,756)	(517,051)
Change in net unrealized capital (losses) gains, net of deferred income tax	(232,924)	158,563	230,011
Change in net unrealized foreign exchange capital (losses) gains	(4,954)	3,872	(5,354)
Change in net deferred income tax	(202,295)	(287,767)	169,379
Change in non-admitted assets	64,940	355,645	(40,194)
Change in liability for reinsurance in unauthorized companies	(2)	(7)	(8)
Change in asset valuation reserve	(21,820)	141,040	(106,042)
Changes in Separate Accounts surplus	(29,004)	54	(13)
Cumulative effect of changes in accounting principles (Note 1)	-	21,800	-
Decrease in surplus paid in	(82,794)	-	-
Dividends to stockholders	-	-	(300,000)
Stock option excess tax benefit	539	(184)	982
Increase in unassigned surplus - quasi reorganization	1,851,883	-	-
Decrease in gross paid in and contributed surplus - quasi reorganization	(1,851,883)	-	-
Surplus change from SSAP 10R	-	(71,677)	3,705
CAPITAL STOCK AND SURPLUS, END OF YEAR	$ 1,410,420	$ 1,235,854	$ 1,315,271
See notes to statutory financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

STATUTORY STATEMENTs OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 and 2011 (IN THOUSANDS)

	2013	2012	2011
CASH FROM OPERATIONS:
Premiums collected net of reinsurance	$ 1,582,658	$ 428,308	$ 3,261,075
Net investment income	408,807	492,927	508,625
Federal and foreign income taxes received	73,478	56,336	30,269
Miscellaneous income	671,892	707,003	671,323
Total receipts	2,736,835	1,684,574	4,471,292
Benefits and loss related payments	3,806,068	3,768,957	3,632,429
Net transfers (from) to Separate Accounts	(2,693,451)	(2,307,128)	528,821
Commissions, expenses paid and aggregate write-ins for deductions	388,367	277,329	497,711
Total payments	1,500,984	1,739,158	4,658,961
Net cash from operations	1,235,851	(54,584)	(187,669)
CASH FROM INVESTMENTS:
Proceeds from investments sold, matured, repaid or received	5,056,787	2,404,110	3,278,741
Cost of investments acquired	(2,719,801)	(2,642,421)	(1,865,311)
Net increase in contract loans and premium notes	27,009	18,509	6,378
Net cash from investments	2,363,995	(219,802)	1,419,808
CASH FROM FINANCING AND MISCELLANEOUS SOURCES:
Capital and paid in surplus, less treasury stock	(82,796)	-	-
Borrowed funds	(100,002)	(18,003)	(99,998)
Net deposits on deposit-type contracts and other liabilities	(943,849)	(64,737)	(1,298,514)
Dividends to stockholders	-	-	(300,000)
Other cash provided (used)	(1,374,505)	(48,603)	6,567
Net cash from financing and miscellaneous sources	(2,501,152)	(131,343)	(1,691,945)
Net change in cash, cash equivalents, and short-term investments	1,098,694	(405,729)	(459,806)
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS:
Beginning of year	341,431	747,160	1,206,966
End of year	$ 1,440,125	$ 341,431	$ 747,160
SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING AND FINANCING ACTIVITIES
	2013	2012	2011
Exchanges of debt securities	$ 82,024	$ 18,951	$ 49,042
Transfer of mortgages to other invested assets	11,816	41,120	23,400
Transfer of mortgages out of other invested assets	54,474	-	-
Transfer of real estate to other invested assets	11,637	-	-
Distribution of previously wholly-owned subsidiary to Former Parent	70,700	-	-
Quasi-reorganization	1,851,883	-	-
Premium related to SPWL recapture	1,331,908	-	-
Transfer of bonds to preferred stock	-	-	16,000
Transfer of other invested assets to real estate	-	-	28,921
See notes to statutory financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Sun Life Assurance Company of Canada (U.S.) (the “Company”) is a stock life insurance company incorporated under the laws of Delaware.  The Company is a direct wholly-owned subsidiary of Delaware Life Holdings, LLC (the “Parent”), a Delaware limited liability company.  Prior to August 2, 2013, the Company was a direct wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc. (the “Former Parent”) and an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. (“SLC - U.S. Ops Holdings”).  SLC – U.S. Ops Holdings is an indirect wholly-owned subsidiary of Sun Life Financial Inc. (“SLF”), a reporting company under the Securities Exchange Act of 1934.  On December 17, 2012, SLF announced the execution of a definitive agreement to sell its domestic U.S. annuity business and certain life insurance businesses to the Parent including all of the issued and outstanding shares of the Company (the “Sale Transaction”).  After receiving all required regulatory approvals, the Sale Transaction closed on August 2, 2013 with an effective date of August 1, 2013.  In connection with the Sale Transaction and after receiving necessary regulatory approvals, certain transactions were executed prior to close.  (Refer to Note 2 for additional information.)

The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands.  In addition, the Company’s wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York (“SLNY”), is authorized to transact business in the State of New York and Rhode Island.  The business of the Company and its subsidiaries includes a variety of wealth accumulation products, protection products and institutional investment contracts.  These products included individual and group fixed and variable annuities, individual and group variable life insurance, individual universal life insurance, group life, group disability, dental and stop loss insurance and funding agreements.

In the normal course of business, the Company and its wholly-owned subsidiary, SLNY, reinsure portions of their individual life insurance, annuity, group life insurance, group disability income and stop loss exposure with both affiliated and unaffiliated companies using traditional indemnity reinsurance agreements.

During the first quarter of 2012, the Company and SLNY received all necessary insurance regulatory approvals to amend the fixed investment option period in their combination fixed and variable annuity contracts and other contracts to remove any negative market value adjustment (“MVA”) that can decrease the amount of the withdrawal proceeds.  (Refer to Note 12 for additional information concerning MVA contracts.)  The Company and SLNY filed amendments to the associated registration statements to include the contract amendments and to remove from registration any fixed investment options that remained unsold. The U.S. Securities and Exchange Commission (the “SEC”) declared the associated amended registration statements effective on March 22, 2012.  As a result of the foregoing, the fixed investment option period in the contracts is no longer considered a “security” under the Securities Act of 1933, and the Company subsequently filed Form 15 on March 23, 2012 to provide notice of suspension of its duty to file reports under Section 15(d) of the Securities Exchange Act of 1934.  No other changes were made to the contracts, and all other terms and conditions of the contracts remain unchanged.  The contract amendments described above did not have a material impact on the Company’s financial position.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(CONTINUED)

On December 12, 2011, SLF announced the completion of a major strategic review of its businesses.  As a result of this strategic review, SLF announced that it would close its domestic U.S. variable annuity and individual life products to new sales effective December 30, 2011.  The Company, therefore, closed its variable annuity and individual life products to new sales effective December 30, 2011 and its corporate-owned life insurance was closed to new sales effective January 31, 2012, with certain limited exceptions.

The Company, through its subsidiary, SLNY, continued to offer group life, disability, dental and stop loss insurance.  Effective July 31, 2013, SLNY ceded 100% of its net group life, disability, dental and stop-loss insurance to an affiliate of SLF.

On September 27, 2013, following completion of the Sale Transaction, the Company’s Board of Directors authorized the Company to issue funding agreements, fixed annuities, variable annuities, single premium life insurance and private placement products on a fixed and variable basis and to utilize its existing Separate Accounts in connection therewith.  On November 4, 2013, the Company began writing new annuity business with the launch of a fixed annuity.

BASIS OF PRESENTATION

The accompanying statutory financial statements of the Company are presented on the basis of accounting principles prescribed or permitted by the Delaware Department of Insurance (the “Department”).  The Department recognizes only statutory accounting principles prescribed or permitted by the State of Delaware for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the Delaware Insurance Law.  The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted principles by the State of Delaware.  As of December 31, 2009 and until December 31, 2012, the Company had received a permitted practice from the Insurance Commissioner of the State of Delaware (the “Commissioner”) related to Statement of Statutory Accounting Principles (“SSAP”) No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, A Replacement of SSAP No. 88 (“SSAP No. 97”), specifically paragraph 8.b.i to record the unaudited statutory equity of the Company’s previously wholly-owned subsidiary, Independence Life and Annuity Company (“ILAC”), as an admitted asset.  ILAC was not required to prepare audited financial statements under regulations adopted in its respective states of domicile, Delaware and Rhode Island, for the years ended 2012 and 2011, respectively.  Effective December 10, 2012, after receiving regulatory approval, ILAC redomesticated from the State of Rhode Island to the State of Delaware. The Company would not have triggered a regulatory event if the permitted practice had not been used.  During the first quarter of 2013, the Company distributed all of the issued and outstanding shares of ILAC to the Former Parent.  (Refer to Note 2 for additional information concerning the Company’s change of control on August 2, 2013, effective August 1, 2013.)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
CONTINUED)

A reconciliation of the Company’s capital and surplus between NAIC SAP and practices prescribed and permitted by the State of Delaware is shown below.  There is no difference in the Company’s net income (loss) between NAIC SSAP and practices prescribed and permitted by the State of Delaware.

(In Thousands)	State of Domicile	2013	2012	2011
SURPLUS
Company state basis	Delaware	$1,410,420	$1,235,854	$1,315,271
State Permitted Practice that increase
NAIC SAP: unaudited subsidiary	Delaware	-	64,186	61,818
NAIC SAP		$1,410,420	$1,171,668	$1,253,453

Accounting principles and procedures of the NAIC as prescribed or permitted by the Department comprise a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“GAAP”).  The more significant differences that affect the Company are as follows:

Under statutory accounting principles, financial statements are not consolidated.  Investments in domestic life insurance subsidiaries, as defined by SSAP No. 97 are carried at their audited net statutory equity value.  The changes in value are recorded directly to surplus.  Non-public, non-insurance subsidiaries and controlled partnerships are carried at audited GAAP equity value.  Dividends paid by subsidiaries to the Company are included in the Company’s net investment income.

Statutory accounting principles do not recognize the following assets or liabilities, which are recognized under GAAP: deferred policy acquisition costs, unearned premium reserve and statutory non-admitted assets. Deferred policy acquisition costs do create a temporary tax difference as disclosed in Note 14.  An asset valuation reserve (“AVR”) and interest maintenance reserve (“IMR”) are established under statutory accounting principles but not under GAAP.  Methods for calculating real estate investment valuation allowances differ under statutory accounting principles and GAAP.  Actuarial assumptions and reserving methods differ under statutory accounting principles and GAAP.  There are certain limitations on net deferred tax assets (“DTAs”) under statutory accounting principles. The MVA contracts are classified within the General Account under GAAP, but are classified within the Separate Account under statutory accounting principles.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(CONTINUED)

Under GAAP, investments in fixed maturity securities classified as available-for-sale or trading are carried at aggregate fair value.  Changes in unrealized gains and losses are reported net of taxes in a separate component of stockholder’s equity for available-for-sale securities and changes in unrealized gains and losses on trading securities are recorded in net investment income.  Fixed maturity securities are generally carried at amortized cost under statutory accounting principles.

All derivatives are used for hedging purposes; however, the Company does not currently believe that the cost of employing hedge accounting is cost justified.  As a result, derivatives are carried at market value on both a U.S. GAAP and NAIC basis.  Unrealized gains and losses on derivatives are recognized in income for U.S. GAAP purposes and flow through surplus on an NAIC basis.

USE OF ESTIMATES

The preparation of financial statements in conformity with statutory accounting principles prescribed or permitted by the State of Delaware requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities.  It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period.  Actual results could differ from those estimates.  The most significant estimates are those used in determining the fair value of financial instruments, allowance for loan losses, aggregate reserves for life policies and contracts, deferred income taxes, provision for income taxes and other-than-temporary-impairments (“OTTI”) of investments.

CORRECTION OF ERRORS

The Company did not have any correction of errors during 2013 or 2012.  Adjustments were recorded during 2011 to correct the Company’s prior year contract loan balances which were overstated due to inaccurate interest rates on certain loan balances related to single premium whole life (“SPWL”) policies. The adjustments were as follows: a decrease to Contract loans of $107.2 million, an increase to Amounts recoverable from reinsurers of $3.0 million, an increase to Other liabilities of $2.3 million, and a decrease to Funds held under coinsurance of $106.5 million. These adjustments did not have an impact on the Company’s surplus or net income for the period the adjustment was made or prior periods due to the 100% funds-withheld reinsurance agreement with the Company’s former affiliate, Sun Life Assurance Company of Canada (“SLOC”), including its United States Branch (the “U.S. Branch”).

RECLASSIFICATIONS

Certain prior year amounts have been reclassified to conform with the current year financial statement presentation.

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, short-term investments, debt and equity securities and mortgage loans.  These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation.  The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Company in preparing the accompanying statutory-based financial statements:

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

Cash, cash equivalents and short-term investments are highly liquid securities.  The Company’s cash equivalents primarily include cash, commercial paper and money market investments which have an original term to maturity of less than three months.  Short-term investments include debt instruments with a term to maturity exceeding three months, but less than one year on the date of acquisition.  Cash equivalents and short-term investments are stated at amortized cost, which approximates fair value.

INVESTMENTS

Debt Securities

Investments in debt securities including bonds, mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”) are stated at amortized cost using the scientific method.  Where the NAIC rating has fallen to 6 and the fair value has fallen below amortized cost, they are stated at fair value.  Adjustments to the value of MBS and ABS securities based on changes in cash flows, including those related to changes in prepayment assumptions, are made retrospectively.  As part of this process, a third-party vendor for each security type was appointed by the NAIC to develop a revised NAIC rating methodology.  The ratings for these residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) were determined by comparing the insurer’s carrying value divided by remaining par value to price ranges provided by the third-party vendors corresponding to each NAIC designation.  Comparisons were initially made to the model based on amortized cost.  Where the resulting rating was a NAIC 6 per the model, further comparison based on fair value was required which, in some cases, resulted in a higher final NAIC rating.

The definition of structured securities under SSAP No. 43R, Loan Backed and Structured Securities – Revised (“SSAP No. 43R”), was modified in 2011 to include within the category of ABS certain debt securities that were previously classified by the Company as issuer obligations.  The types of securities reclassified under the revised definition included certain equipment trust certificates, guaranteed contracts, secured leases and secured contracts.  Note that certain types of ABS and MBS securities do not follow the revised rating methodology described above, including, but not limited to, equipment trust certificates, credit tenant loans, 5*/6* securities, interest only securities, and those with Securities Valuation Office (“SVO”) assigned NAIC designations.  Interest income on bonds, MBS, and ABS is recognized when earned based upon estimated principal repayments, if applicable.  For debt securities subject to prepayment risk, yields are recalculated and asset balances adjusted periodically so that expected return on future cash flows matches the expected return over the life of the investment from acquisition.  If the collection of all contractual cash flows is not probable, an OTTI may be indicated.  The process of analyzing securities for an OTTI adjustment is further described in Note 3.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Preferred Stocks, Common Stocks and Other Equity Investments

Preferred stocks with an NAIC designation of 1 through 3 are stated at amortized cost.  Those with NAIC designations of 4 through 6 are stated at the lower of amortized cost or fair value.  Common stocks are stated at fair value except investments in subsidiaries.  The latter are carried based on the underlying statutory equity of the subsidiary.  The Company accounts for its investments in subsidiaries in accordance with SSAP No. 97 with the exception of the prior permitted practice granted by the Commissioner discussed previously.  The Company has ownership interests in joint ventures and partnerships which are carried at values based on the underlying equity of the investee in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies (“SSAP No. 48”), and SSAP No. 93, Accounting for Low Income Housing Tax Credit Property Investments (“SSAP No. 93”).  Audited financial statements are received on an annual basis.  OTTI on stocks is evaluated under the methodology described in Note 3.

Mortgage Loans

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses.  Mortgage loans acquired at a premium or discount are stated at amortized cost using the effective interest rate method, net of provisions for estimated losses.  Purchases and sales of mortgage loans are recognized or derecognized in the Company’s balance sheet on the loan’s trade date, which is the date that the Company commits to purchase or sell the loan.  Transaction costs on mortgage loans are capitalized on initial recognition and are recognized in the Company’s Statement of Operations using the effective interest rate method.  Mortgage loans, which primarily include commercial first mortgages, are diversified by property type and geographic area throughout the United States.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made.  The Company regularly assesses the value of the collateral.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. When a mortgage loan is classified as impaired, allowances for credit losses are established to adjust the carrying value of the loan to its net recoverable amount.

The allowance for credit losses are estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral, if the loan is collateral dependent.  A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the collateral less cost to sell, is less than the recorded amount of the loan.  The full extent of impairment in the mortgage portfolio cannot be assessed solely by reviewing these loans individually.  A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions.  While management believes that it uses the best information available to establish the loan loss allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

Interest income is recognized on impaired mortgage loans when the collection of contractually specified future cash flows is probable, in which case cash receipts are recorded in accordance with the effective interest rate method.  Interest income is not

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

recognized on impaired mortgage loans and these mortgage loans are placed on non-accrual status when the collection of contractually specified future cash flows is not probable, in which case cash receipts are applied in the following order: first against the carrying value of the loan, then against the provision, and then to income.  The accrual of interest resumes when the collection of contractually specified future cash flows becomes probable based on certain facts and circumstances.

Changes in allowances for losses are recorded as changes in unrealized gains and losses to surplus.  Once the conditions causing impairment improve and future payments are reasonably assured, the mortgages are no longer classified as impaired and the Company resumes accrual of income.  However, if the original terms of the contract have been changed resulting in the Company providing an economic concession to the borrower at below market rates, then the mortgage is reclassified as restructured.

If the conditions causing impairment do not improve and future payments remain unassured, the Company typically derecognizes the asset through disposition or foreclosure.  Uncollectible collateral-dependent loans are written off through realized losses for any difference between the carrying value and amount received for the underlying property at the time of disposition or foreclosure.

Real Estate

Real estate includes properties held for investment and properties held for sale. Real estate held for investment is stated at depreciated cost using the straight-line method net of encumbrances.  Properties held for sale are carried at the lower of depreciated cost or fair value less encumbrances and disposition costs.

Contract Loans

Contract loans are carried at the amount of outstanding principal balance.  Contract loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Asset Valuation Reserve and Interest Maintenance Reserve

The AVR is established as a liability based upon a formula prescribed by the NAIC to offset potential credit-related investment losses on all invested assets, with changes in the AVR charged or credited directly to surplus.  The IMR is established as a liability to capture realized gains and losses, net of income tax, on the sale of fixed income investments, principally bonds, mortgage loans and derivatives, resulting from changes in the general level of interest rates, and is amortized into income over the remaining years to expected maturity of the assets sold.

Derivatives

As part of the Company’s overall risk management policy, the Company uses interest rate swaps, over the counter (“OTC”) and listed options, exchange-traded futures, currency forwards, currency swaps and swaptions.  Swaps purchased are stated at fair value and changes in fair value are recorded through unrealized gains/losses within surplus.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The Company utilized interest rate swaps to hedge interest rate risk arising from the variability of cash flows due to certain variable rate funding agreements.  These swaps were designated as cash flow hedges.  Interest rate swaps that qualify for hedge accounting treatment were recognized in a manner consistent with the hedged item, at amortized cost.  At the date of designation, the fair value of the associated interest rate swap which had previously been recorded as an unrealized loss to surplus is fixed with subsequent amortization into income through the related policy’s maturity date.  In the event a swap is not proven highly effective, it is stated at fair value and then changes in fair value are recorded through unrealized gains/losses within surplus. These swaps were used to hedge the Medium Term Note program which matured in October, 2013.

The Company utilizes OTC put options and exchange traded futures on the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) and other indices to hedge against stock market exposure inherent in the mortality and expense risk charges and guaranteed minimum death and living benefit features of the Company's variable annuities.  These options are stated at fair value.  Changes in fair value for options purchased on January 1, 2003 and after are recorded in unrealized gains/losses within surplus.  The Company also purchases OTC and listed call options and exchange traded futures on the S&P 500 Index and other indices to economically hedge its obligation under certain fixed indexed annuity contracts.  The interest credited on these 1, 3, 5, 7 and 10 year term products are based on the changes in the S&P 500 Index.

The Company uses currency swaps to hedge against the risk of fluctuations in foreign currency exchange rates.  Currency swaps are marked to market.  Changes in fair value are recorded as unrealized gains/losses within surplus.  Swaptions are utilized by the Company to hedge exposure to interest rate risk.  At the trade date of a swaption, a premium is paid to the counterparty and recorded as an asset.  At expiration, swaptions either cash settle for value, settle into an interest rate swap or expire worthless.  Swaptions are marked to market and changes in fair value are recorded in unrealized gains/losses within surplus.  Credit valuation adjustments (“CVAs”) are necessary to properly reflect the component of fair value of derivative instruments that arises from default risk.  CVAs are based on a methodology that uses credit default swap (“CDS”) spreads as a key input in determining an implied level of expected loss over the total life of the derivative contract.  Where no observable CDS spreads are available, the counterparty’s or the Company’s credit spreads derived from bond yields are used instead.  CVAs are intended to achieve a fair value of the underlying contracts and are normally based on publicly available information.  The CVAs also take into account contractual factors designed to reduce the Company’s credit exposure to each counterparty, such as collateral and legal rights of offset.  CVAs are not recorded for interest rate swaps used as cash flow hedges when proven highly effective.

POLICY AND CONTRACT RESERVES

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported.  The amounts reported are based upon historical experience, adjusted for trends and current circumstances.  Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses.  Revisions of these estimates are included in operations in the year such adjustments are determined to be required.

INCOME TAXES

The Company accounts for current and deferred income taxes and recognizes reserves for income tax contingencies in accordance with SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (“SSAP No. 101”).  Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse.  The effect of a change in tax rates on DTAs and deferred tax liabilities (“DTLs”) is recognized in the period that includes the enactment date.  Valuation allowances on DTAs are estimated based on the Company’s assessment of the realizability of such amounts.  Refer to Note 14 of the Company’s financial statements for further discussion of the Company’s income taxes.

INCOME AND EXPENSES

Life premiums are recognized as income over the premium paying period of the related policies.  Annuity considerations are recognized as revenue when received.  Expenses, such as commissions and other costs applicable to the acquisition of new business are charged to operations as incurred.

SEPARATE ACCOUNTS

The Company has established unitized Separate Accounts applicable to various classes of contracts providing for variable benefits.  Contracts for which funds are invested in the variable Separate Accounts include individual and group life and annuity contracts.

The Company has also established non-unitized separate accounts for certain contracts that include a MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts.  The assets of the non-unitized Separate Accounts are not legally insulated and can be used to satisfy claims resulting from the general account.  (See Note 12 for additional information.)

Net investment income, capital gains and losses, and changes in mutual fund asset values on the variable Separate Accounts are allocated to policyholders and therefore do not affect the operating results of the Company.  Assets held in the variable Separate Accounts are carried at fair value. The investment risk of such securities is retained by the contractholder.  The Company earns separate account fees for providing administrative services and bearing the mortality risks related to contracts for which funds are invested in variable Separate Accounts.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The activity of the variable Separate Accounts is not reflected in the Company’s financial statements except for the following:
•	The fees that the Company receives, which are assessed periodically and recognized as revenue when assessed.

•
The activity related to the guaranteed minimum death benefit, guaranteed minimum accumulation benefit and guaranteed minimum withdrawal benefit, which is reflected in the Company’s financial statements.

•	Premiums and withdrawals with offsetting transfers to/from the variable Separate Accounts are reflected in the Statement of Operations.

•
Transfers from the variable Separate Accounts due and accrued, which include accrued expense allowances receivable from the variable Separate Accounts and the aggregate surplus (income) due and accrued from MVA contracts.

•
The dividends-received-deduction (“DRD”), which is included in the Company’s income tax expense, is calculated based upon the variable Separate Accounts’ assets held in connection with variable contracts.

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

Effective January 1, 2013, the NAIC adopted SSAP No. 104 Share-Based Payments (“SSAP No. 104”).  SSAP No. 104 provides statutory accounting principles for transactions in which an entity exchanges its equity instruments with employees in share-based payment transactions and adopts, with modification, GAAP guidance for stock options and stock purchase plans within GAAP Accounting Standards Codification Topic 718.  The adoption of the statement did not have a significant impact on the financial statements of the Company.

Effective January 1, 2013, the NAIC adopted SSAP No. 103, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (“SSAP No. 103”).  SSAP No. 103 replaces SSAP No. 91R of the same name and establishes new conditions for when a transferred financial asset is accounted for as a sale in addition to removing the concept of a qualifying special-purpose entity. The adoption of the standard did not have a significant impact on the financial statements of the Company.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Effective January 1, 2012, the NAIC adopted SSAP No. 101.  Under SSAP No. 101, DTAs are admitted based on a realization threshold limitation table.  The Company recorded the following changes in surplus as of January 1, 2012 a result of the adoption:

(In Thousands)
Reclassification of SSAP No. 10R write-in within surplus	$ 71,677
Change in non-admitted DTA as a result of adoption	(49,877)
Cumulative effect of change in accounting principle	$ 21,800

Prior to the adoption of SSAP No. 101, the Company accounted for income taxes under SSAP No. 10R, Income Taxes – Revised, A Temporary Replacement of SSAP No. 10 (“SSAP No. 10R”), which provided for a three-year reversal period and 15% of adjusted surplus.  The application of SSAP No. 10R resulted in an increase of $71.7 million in the Company’s surplus at December 31, 2011.

Effective January 1, 2012, the NAIC revised the disclosure requirements of SSAP No. 100, Fair Value Measurements, to clarify the disclosures of the fair value of financial instruments. The changes in the disclosures have been reflected in Note 13.

Effective December 31, 2011, the NAIC adopted SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets (“SSAP No. 5R”).   SSAP No. 5R requires entities to recognize, at the inception of a guarantee, a liability for the obligations it has undertaken in issuing the guarantee, even if the likelihood of having to make payments under the guarantee is remote.  Guarantees made to/or on behalf of a wholly-owned subsidiary, and inter-company and related party guarantees that are considered “unlimited”, are exempted from the initial liability recognition.  As such, the guidance did not have a significant impact upon adoption.  The additional disclosures required by SSAP No. 5R have been incorporated in Note 2.

Effective January 1, 2011, the NAIC adopted changes to SSAP No. 43R.  These changes included broadening the definition of loan-backed and structured securities (“LBSS”) and clarification of the requirement to bifurcate realized gains and losses between the AVR and the IMR.  Neither of the changes had a material impact on the Company's statutory net income or surplus.

Effective January 1, 2011, the NAIC adopted SSAP No. 35R, Guaranty Fund and Other Assessments (“SSAP No. 35R”).  SSAP No. 35R modifies the conditions required before recognizing liabilities for insurance-related assessments.  The liability is not recognized until the event obligating an entity to pay an imposed or probable assessment has occurred.  The adoption of SSAP No. 35R did not have a significant impact on the financial statements of the Company.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Accounting Standards Not Yet Adopted

Effective January 1, 2014, the NAIC adopted SSAP No. 105, Working Capital Finance Investments (“SSAP No. 105”).  SSAP No. 105 amends SSAP No. 20, Nonadmitted Assets, to allow working capital finance investments as admitted assets to the extent they conform to the requirements of this statement. The Company currently does not have any working capital investments as of the effective date.

2.	RELATED PARTY TRANSACTIONS

The Company has significant transactions with affiliates and former affiliates.  Intercompany revenues and expenses recognized under these agreements may not necessarily be indicative of costs that would be incurred if the Company operated on a stand-alone basis and if these transactions were with unrelated parties.  Below is a summary of significant transactions with affiliates and former affiliates for the reporting period.

Investments in Subsidiaries

The Company directly or indirectly owned all of the outstanding shares or members interest of the following entities, which are recorded as investments in subsidiaries in the common stock balance of the Company’s statutory financial statements:

•	SLNY (owned as of December 31, 2013 and 2012)
•	ILAC (owned as of December 31, 2012 and distributed to Former Parent during 2013)
•	Clarendon Insurance Agency, Inc., (“Clarendon”) a registered broker-dealer (owned as of December 31, 2013 and 2012)
•	SLF Private Placement Investment Company I, LLC (carried at a zero equity value and owned as of December 31, 2013 and 2012)
•	DL Information Services Canada Inc., (“DL Canada”) (formed during 2013 and owned as of December 31, 2013)
•	DL Information Services Ireland Limited, (“DL Ireland”) (formed during 2013 and owned as of December 31, 2013)
•	SL Investment DELRE Holdings 2009-1, LLC, (the “LLC”) (owned as of December 31, 2013 and 2012)

In addition, SLNY Private Placement Investment Company I, LLC, which was owned by SLNY and carried at a zero equity value, was dissolved during the fourth quarter of 2012.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

Summarized combined financial information of the Company’s subsidiaries, are as follows:

	Years Ended December 31,
(In Thousands)	2013	2012
Assets	$ 3,196,021	$ 3,733,791
Liabilities	2,794,618	3,239,634
Total net assets	$ 401,403	$ 494,157
Total revenues	$ 105,629	$ 272,476
Operating expenses	84,442	216,718
Income tax expense	295	16,379
Net gain	$ 20,892	$ 39,379

The net asset is recorded in common stocks and other invested assets on the balance sheet.  The net gain is recorded in surplus through the change in unrealized capital gain (loss) in the statement of changes in capital stock and surplus.

The Company does not own shares of an upstream intermediate entity or ultimate parent, directly or indirectly, via a downstream subsidiary, controlled, or affiliated entity.

Reinsurance Related Agreements

As more fully described in Note 9, the Company is party to reinsurance transactions with affiliates.

On July 31, 2013, the Company consented to a Novation Agreement between its former affiliate, the U.S. Branch, and an affiliate, Sun Life Reinsurance (Barbados) No. 3 Corp. ("Barbco 3").  Pursuant to the Novation Agreement, Barbco 3 was substituted as reinsurer under the June 12, 2000 reinsurance agreement between the Company and the U.S. Branch, whereby the Company ceded to the U.S. Branch, on a yearly renewable term basis, certain risks under group flexible premium variable universal life policies.  The U.S. Branch transferred $241 million of invested assets and accrued interest and $33 million of cash to Barbco 3 to support the assigned liabilities. The Novation Agreement and transfers were effective upon the close of the Sale Transaction.

In December 2012, the Board of Directors of the Company approved the recapture of 100 percent of the risks under certain SPWL policies that were reinsured to its former affiliate, SLOC, pursuant to a December 31, 2003 reinsurance agreement.  The transaction was effective for the first quarter of 2013, and the Company recorded a decrease to surplus of approximately $34.7 million.

The Company has a reinsurance agreement with Barbco 3, an affiliate, to cede all of the risks associated with certain in-force corporate and bank-owned variable universal life and private placement variable universal life policies on a combination coinsurance and coinsurance with funds-withheld. (Refer to Note 9 for more detail.)

Capital Transactions

In December 2012, the Company’s Board of Directors approved the extraordinary distribution of all of the issued and outstanding shares of the Company’s previously wholly-owned subsidiary, ILAC, to the Former Parent.  The Company received regulatory approval and ILAC was distributed effective January 1, 2013.  The net impact to the Company's surplus was a decrease of $64.2 million.  The Company recorded the distribution as a return of gross paid in and contributed surplus.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

The Company did not receive any capital contributions from the Parent or Former Parent during the years ended December 31, 2013, 2012 and 2011.  No dividends were paid during the years ended December 31, 2013 and 2012.  During the year ended December 31, 2011, the Company paid an extraordinary cash dividend of $300.0 million to the Former Parent.

Other Invested Assets

The Company also owned the membership interest of the LLC. During 2013, mortgages with a value of $11.8 million were transferred to the Company’s subsidiary, the LLC, and $54.5 million was transferred from the LLC.  The LLC distributed capital of $19.4 million to the Company.

Mortgages transferred into the LLC in 2012 were valued at approximately $41.1 million, representing both book and market values.

Debt and Surplus Note Transactions

The details of borrowed money due affiliates and former affiliates at December 31, 2013 were as follows (amounts in thousands):

Issue Date	Payees	Type	Rate	Maturity	Principal/ Carrying Value	Interest Expense Year Ended December 31, 2013
09/19/2006	Sun Life Financial Global Funding III, L.L.C.	Demand	Libor plus 0.35%	10/06/2013	$ -	$ 496
	Total borrowed money				$ -	496

The details of borrowed money due affiliates and former affiliates at December 31, 2012 were as follows (amounts in thousands):

Issue Date	Payees	Type	Rate	Maturity		Interest Expense Year Ended December 31, 2012
07/22/2002	Sun Life Assurance Company of Canada, U.S. Branch	Promissory	5.710%	06/30/2012	$ -	$ 514
09/19/2006	Sun Life Financial Global Funding III, L.L.C.	Demand	Libor plus 0.35%	10/06/2013	100,000	836
	Total borrowed money				$100,000	$ 1,350

On June 26, 2013, Sun Life Financial Insurance and Annuity Company (Bermuda) Ltd, an affiliate now known as Delaware Life Insurance and Annuity Company (Bermuda) Ltd. (“DLIAC”), issued a floating rate revolving credit note payable to the Company, pursuant to which DLIAC can borrow up to $40 million from the Company.  The interest on outstanding principal is based on LIBOR plus 0.60%.  The interest will accrue monthly and be payable on the last day of the fiscal quarter starting on September 30, 2013.  The note will mature on June 30, 2015.  No balance was outstanding at December 31, 2013.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

As of December 31, 2011, the Company had an $18.0 million outstanding promissory note that was originally issued to a former affiliate, Sun Life (Hungary) Group Financing Limited Company (“Sun Life (Hungary) LLC”), for which the Company paid interest semi-annually.  On June 2, 2011, Sun Life (Hungry) LLC sold the $18.0 million note to SLOC, a former affiliate.  With the exception of the change in lenders, this transaction did not have any impact on the terms of the promissory note.  Effective June 2, 2011, the Company began paying the related interest to SLOC. On June 29, 2012, the Company paid the $18.0 million of outstanding principal, plus $0.5 million in accrued interest to SLOC due to the maturity of the note.  Related to this note, the Company incurred interest expense of $0.5 million and $1.0 million for the years ended December 31, 2012 and 2011, respectively.

Surplus notes previously issued by the Company to Sun Life Financial (U.S.) Finance, Inc. (“Sun Life Finance”), a former affiliate, were transferred as part of the Sale Transaction.

As of December 31, 2013 and 2012, the Company had $565.0 million of surplus notes outstanding.  During 2013, the Company entered into an agreement with Deutsche Bank Trust Company Americas (“DBTCA”), whereby the surplus notes are taken into custody by the bank on behalf of the holders of the surplus notes (the “Noteholders”).  DBTCA collects all surplus note payments and distributes such funds to the Noteholders.  The DBTCA agreement allows the Noteholders to transfer any part of the surplus notes they hold, subject to the consent of the Company and with proper notice given to DBTCA.  As of December 31, 2013, the Noteholders are as follows:

•	DLICM, LLC
•	DLICT, LLC
•	DLPR, LLC
•	EquiTrust Life Insurance Company
•	Guggenheim Life and Annuity Company
•	Heritage Life Insurance Company
•	Midland National Life Insurance Company
•	North American Company for Life and Health Insurance
•	Paragon Life Insurance Company of Indiana
•	Security Benefit Life Insurance Company

The details of outstanding surplus notes at December 31, 2013 were as follows (amounts in thousands):

						Interest
					Principal/	Paid
					Carrying	Year Ended
Issue Date	Type	Rate	Maturity	Face Amount	Value	December 31, 2013
12/15/1995	Surplus	6.150%	12/15/2027	$ 150,000	$ 150,000	$ 9,225
12/15/1995	Surplus	7.626%	12/15/2032	150,000	150,000	11,439
12/15/1995	Surplus	6.150%	12/15/2027	7,500	7,500	461
12/15/1995	Surplus	7.626%	12/15/2032	7,500	7,500	572
12/22/1997	Surplus	8.625%	11/06/2027	250,000	250,000	21,563
				$ 565,000	$ 565,000	$ 43,260

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

The details of outstanding surplus notes due to a former affiliate, Sun Life Finance, at December 31, 2012 were as follows (amounts in thousands):

						Interest
					Principal/	Paid
					Carrying	Year Ended
Issue Date	Type	Rate	Maturity	Face Amount	Value	December 31, 2012
12/15/1995	Surplus	6.150%	12/15/2027	$ 150,000	$ 150,000	$ 9,225
12/15/1995	Surplus	7.626%	12/15/2032	150,000	150,000	10,991
12/15/1995	Surplus	6.150%	12/15/2027	7,500	7,500	461
12/15/1995	Surplus	7.626%	12/15/2032	7,500	7,500	483
12/22/1997	Surplus	8.625%	11/06/2027	250,000	250,000	21,563
				$ 565,000	$ 565,000	$ 42,723

The surplus notes and accrued interest thereon, are subordinate to payments due to policyholders, claimant and beneficiary claims; as well as all other classes of creditors other than surplus note holders. After payment in full of certain obligations set forth in 18 Del. C. s. 5918, and prior to any payment to a shareholder in respect of such shareholder’s ownership interest in the Company, the holder of the surplus note shall be entitled to receive payment in full of all amounts due to the note holder.  Any redemption shall be subject to the prior written consent of the Commissioner.

During 2012, the Company applied for and received approval from the Department for certain modifications to two surplus notes payable to Sun Life Finance. The modifications extended the maturity dates on both surplus notes from December 15, 2015 to December 15, 2032, changed the interest rates from 6.125% per annum and 7.25% per annum to 7.626% per annum and modified the prepayment language in both surplus notes.  These changes were effective October 1, 2012.  The Company expensed $43.3 million, $42.7 million and $42.6 million for interest on these surplus notes for years ended December 31, 2013, 2012 and 2011, respectively.  Total interest paid through December 31, 2013 is approximately $727.0 million.  There have been no principal payments since original issuance of the above notes.

Each accrual and payment of interest on surplus notes may be made only with the prior approval from the Commissioner and only to the extent the Company has sufficient surplus earnings to make such payment.  The Company received approval for all payments and the related accrual in the amount of $4.3 million, as of December 31, 2013.

Institutional Investments Contracts

On September 12, 2006, the Company issued two floating rate funding agreements totaling $900.0 million to a former affiliate, Sun Life Financial Global Funding III, L.L.C. (“LLC III”), which matured on October 6, 2013.  On April 7, 2008, the Company issued a third floating rate funding agreement totaling $5.8 million to LLC III, which matured on December 1, 2011.  The Company paid $5.9 million to LLC III, including $0.01 million in interest due to the maturity of the third funding agreement.  Total interest credited for these three funding agreements was $3.0 million, $7.3 million and $5.9 million for the years ended December 31, 2013, 2012 and 2011, respectively.  On September 19, 2006, the Company also issued a $100.0 million floating rate demand note payable to LLC III which was paid during October 2013.  For interest on this demand note, the Company expensed $0.5 million, $0.8 million and $0.7 million for years ended December 31, 2013, 2012 and 2011, respectively. The Company entered into an interest rate swap agreement with LLC III with an aggregate notional amount of $900.0 million that effectively converted the floating rate payment obligations under the funding agreements to fixed rate obligations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

As part of the Sale Transaction, the Company transferred bonds and cash with a value of $1,024 million to an escrow account, which was used to settle the Company's obligations related to (1) the two floating rate funding agreements totaling $900 million issued to a former affiliate, LLC III due in October, 2013, (2) an interest rate swap with LLC III that effectively converted the floating rate payment obligations under the funding agreements to fixed rate obligations, and (3) a $100 million floating rate demand note issued to LLC III due in October 2013.  The Former Parent agreed to pay any shortage of funds in the escrow account to settle the funding agreements, the interest rate swap, and the demand note.  Excess funds in the escrow account after settlement of the funding agreements, interest rate swap, and the demand note totaling $12.1 million, were paid to the Former Parent.

The account values related to these funding agreements issued to LLC III were reported in the Company’s Statutory Statements of Admitted Assets, Liabilities, and Capital Stock and Surplus as a component of liability for deposit-type contracts.

On May 17, 2006, the Company issued a floating rate funding agreement of $900.0 million to Sun Life Financial Global Funding II, L.L.C. (“LLC II”), a former affiliate.  On April 7, 2008, the Company issued an additional floating rate funding agreement totaling $7.5 million to LLC II.  On July 1, 2011 and July 19, 2011, the Company paid $901.3 million and $7.5 million to LLC II due to the maturity of these two funding agreements.  The payments included $1.3 million of accrued interest. Total interest credited for these two funding agreements was $2.6 million for the year ended December 31, 2011.

The Company also issued a $100.0 million floating rate demand note payable to LLC II on May 24, 2006.    On July 19, 2011, the Company paid $100.0 million to LLC II, including $0.01 million in interest due to the maturity of the floating rate demand note.  For interest on this demand note, the Company expensed $0.3 million for the year ended December 31, 2011.

The Company had entered into an interest rate swap agreement with LLC II with an aggregate notional amount of $900.0 million that effectively converted the floating rate payment obligations under the funding agreement to fixed rate obligations.  This interest swap agreement expired on July 6, 2011 due to the maturity of the underlying floating rate funding agreement with LLC II.

Administrative Service Agreements and Other

The Company is party to various related party agreements.  Certain agreements with former affiliates were amended or terminated upon the close of the Sale Transaction described in Note 1.

For periods prior to August 1, 2013

From January 1, 2011 to July 31, 2013, the Company participated in a pension plan and other retirement plans sponsored by a former affiliate, Sun Life Financial (U.S.) Services Company, Inc. (“Sun Life Services”). Expenses under these plans were allocated to participating companies pursuant to approved inter-company agreements. The allocated expenses to the Company from Sun Life Services were $3.0 million, $18.0 million and $21.9 million for the period ended July 31, 2013 and the years ended December 31, 2012 and 2011, respectively.

On December 31, 2009 the Company transferred assets to Sun Life Services, which resulted in a sale-leaseback transaction.  At the time of the transfer, the Company established a liability, which represented the cost of certain of the assets transferred, and had been amortizing the liability over the remaining useful life of the assets on a straight-line basis.  During December, 2012, the value of the assets transferred were written down to zero, and the remaining liability was amortized into income.  The write-off resulted in an increase to surplus of approximately $8.6 million, pre-tax, as the leased assets had been previously non-admitted.  The Company has no remaining future minimum lease payments related to these assets.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

Pursuant to an administrative services agreement between the Company and Sun Life Services, a former affiliate, Sun Life Services agreed to provide human resource services (e.g., recruiting and maintaining appropriately trained and qualified personnel and equipment necessary for the performance of actuarial, financial, legal, administrative, and other operational support functions) to the Company, and the Company agreed to reimburse Sun Life Services for the cost of such services, plus an arms-length based profit margin to be agreed upon by the parties.  Total expenses under this agreement were $38.7 million, $75.1 million and $91.1 million for the period ended July 31, 2013, and the years ended December 31, 2012 and 2011, respectively.  This agreement terminated in connection with the Sale Transaction.

The Company had an administrative services agreement with SLOC, a former affiliate, under which the Company provided various administrative services to SLOC upon request.  Pursuant to this agreement, the Company recorded reimbursements of $48.7 million, $129.6 million and $99.3 million for the period ended July 31, 2013, and the years ended December 31, 2012 and 2011, respectively.  This agreement terminated in connection with the Sale Transaction.

The Company had an administrative services agreement with SLOC, which provides that SLOC would furnish, as requested, certain services and facilities to the Company on a cost-reimbursement basis.  Expenses under this agreement amounted to approximately $12.2 million, $7.5 million, and $12.6 million for the period ended July 31, 2013, and the years ended December 31, 2012 and 2011, respectively.  This agreement terminated in connection with the Sale Transaction.

The Company had an administrative services agreement with Sun Life Information Services Canada, Inc. ("SLISC"), a former affiliate, under which SLISC provided administrative and support services to the Company in connection with the Company’s insurance and annuity business.  Expenses under this agreement amounted to approximately $10.6 million, $18.4 million and $19.3 million for the period ended July 31, 2013, and the years ended December 31, 2012 and 2011, respectively.  This agreement terminated in connection with the Sale Transaction.

The Company had service agreements with Sun Life Information Services Ireland Limited ("SLISIL"), a former affiliate, under which SLISIL provided various insurance related and information systems services to the Company.  Expenses under these agreements amounted to approximately $14.1 million, $25.3 million and $22.6 million for the period ended July 31, 2013, and the years ended December 31, 2012 and 2011, respectively.  These agreements terminated in connection with the Sale Transaction.

The Company had an administrative services agreement with SLC - U.S. Ops Holdings, a former affiliate, under which the Company provided administrative and investor services with respect to certain open-end management investment companies for which a former affiliate, Massachusetts Financial Services Company (“MFS”), served as the investment adviser, and which were offered to certain of the Company’s Separate Accounts established in connection with variable annuity contracts issued by the Company.  Amounts received under this agreement amounted to approximately $11.4 million, $14.2 million and $12.7 million for the period ended July 31, 2013, and the years ended December 31, 2012 and 2011, respectively.  This agreement terminated in connection with the Sale Transaction.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

During 2012 and 2011, the Company paid $10.2 million and $35.9 million, respectively, in commission fees to Sun Life Financial Distributors, Inc. (“SLFD”), a former affiliate and broker dealer.

For period after August 1, 2013

The Company sponsors the Delaware Life Insurance Company 401(k) Savings Plan that qualifies under Section 401(k) of the Internal Revenue Code (the “401(k) Plan”) and includes a retirement investment account feature that qualifies under Section 401(a) of the Internal Revenue Code (the “RIA”).  Income and expenses under the 401(k) Plan and the RIA are allocated to participating companies pursuant to approved intercompany agreements. The total expenses for the period August 1, 2013 to December 31, 2013 were $1.4 million, of which $0.1 million was allocated to its subsidiary, SLNY.

The Company has a management services agreement with its subsidiary, SLNY, whereby the Company furnishes certain investment, actuarial, and administrative services to SLNY on a cost-reimbursement basis.  The Company received reimbursements related to this agreement of $12.1 million, $30.0 million and $31.2 million for the years ended December 31, 2013, 2012 and 2011, respectively.

The Company has an administrative services agreement with a former affiliate, Sun Capital Advisers LLC (“SCA”), an investment adviser, under which the Company provides administrative services with respect to certain open-end investment management companies for which SCA serves as the investment adviser, and which are offered to certain of the Company's Separate Accounts established in connection with variable contracts issued by the Company. Amounts received under this agreement amounted to approximately $4.1 million, $16.4 million and $16.6 million for the years ended December 31, 2013, 2012 and 2011.  The Company paid $8.5 million, $15.7 million and $17.9 million in investment management fees to SCA under a separate investment services agreement for the years ended December 31, 2013, 2012 and 2011, respectively.

The Company previously leased office space to its former affiliate, SLOC, under lease agreements with terms originally expiring on December 31, 2014. This lease was revised on January 1, 2013 in conjunction with the sale of the property to a former affiliate, the U.S. Branch.  Rent received by the Company under the leases amounted to approximately $12.6 million and $12.1 million for the years 2012 and 2011, respectively.  Rental income is reported as a component of net investment income.  (Refer to Note 17 for amount of lease commitments.)

In connection with the change in control disclosed in Note 1, the Company’s controlling persons agreed the Company would comply with the filing and other requirements contained in Section 5005(a) of the Delaware Insurance Code with respect to any transaction subject to Section 5005(a)(2) between (a) the Company, and (b) (I) Guggenheim Capital, LLC or a subsidiary thereof, or (II) Sammons Enterprises, Inc. or a subsidiary thereof.  The following are agreements between the Company and entities that are deemed affiliates of the Company for the purpose of filing and other requirements contained in Section 5005(a) of the Delaware Insurance Code.

1.
An investment management agreement between the Company and Guggenheim Partners Investment Management, LLC (“GPIM”), whereby GPIM provides investment management services for certain of the Company’s investments.  Expenses under this agreement amounted to approximately $6.7 million for the year ended December 31, 2013.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

2. RELATED PARTY TRANSACTIONS (CONTINUED)

2.
A services agreement between the Company and Guggenheim Commercial Real Estate Finance, LLC (“GCREF”), whereby GCREF provides mortgage loan sourcing, origination and administration services to the Company.  There were no expenses related to this agreement for the year ended December 31, 2013.

3.
A services agreement between the Company and Guggenheim Insurance Services, LLC (“GIS”), whereby GIS provides certain personnel, facilities, systems and equipment in conjunction with the provision of accounting and general services, insurance services and other advisory services to the Company.  Expenses under this agreement amounted to approximately $25.5 million for the year ended December 31, 2013.

4.
A services agreement between the Company and se2, llc ("se2"), under which se2 provides annuity and life insurance policy servicing and third party administrator services to the Company. Expenses under this agreement amounted to approximately $0.1 million for the year ended December 31, 2013.

The Company has an administrative services agreement dated January 1, 2002 with DLIAC, an affiliate, pursuant to which the Company performs various administrative services on behalf of DLIAC.

The Company has an administrative services agreement dated December 1, 2008 with its subsidiary, Clarendon, pursuant to which the Company provides services and facilities in connection with Clarendon’s business of supporting the wholesale distribution of the Company’s variable insurance and annuity products.

The Company has an administrative and tax services agreement dated January 1, 2010 with Barbco 3, an affiliate, pursuant to which the Company provides administrative and tax services to Barbco 3 on a cost- reimbursement basis.

The Company has an assignment and assumption agreement with the Parent, pursuant to which the Parent assigns to the Company all of the Parent’s right, title and interest in and to, and the Company assumes the obligations of the Parent under, a transition services agreement dated as of August 2, 2013 between the Parent and SLC - U.S. Ops Holdings, Inc.

The Company has an assignment and assumption agreement with the Parent, pursuant to which the Parent assigns to the Company all of the Parent’s right, title and interest in and to, and the Company assumes the obligations of the Parent under, a purchaser transition services agreement dated as of August 2, 2013 between the Parent and SLC - U.S. Ops Holdings.

The Company has an administrative services agreement with its subsidiary, DL Ireland, pursuant to which DL Ireland provides administrative and support services to the Company and its U.S. affiliates.

The Company has an administrative services agreement with its subsidiary, DL Canada, pursuant to which DL Canada provides administrative and support services to the Company and its U.S. affiliates.

The Company has a principal underwriter’s agreement dated April 1, 2002 with Clarendon, a subsidiary, pursuant to which Clarendon serves as principal underwriter and distributor for all variable insurance products issued by the Company.

The Company had $0.6 million and $71.0 million due from related parties at December 31, 2013 and 2012, respectively, and had $1.7 million and $18.5 million due to related parties, recorded as a component of Other liabilities, at December 31, 2013

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

and 2012, respectively, under the terms of various management and service contracts which provide for cash settlements on a quarterly or more frequent basis.

Other Sale Related Transactions

During 2013, the Company sold its home office real estate property and three other properties (collectively, the “Property”) to the U.S. Branch, a former affiliate, for a total sale price of $88.0 million.  The Property was recorded as Properties held for sale as of December 31, 2012.  The sale price was equal to the fair market value of the Property, including personal property, fixtures, and equipment installed in or attached to the Property.  The sale of the Property resulted in a gain of $32.3 million.

During the second quarter of 2013, two of the Company's real estate subsidiaries, 7101 France Avenue, LLC and 7101 France Avenue Manager, LLC, were dissolved.  The conduit loan secured by the real estate owned by 7101 France Avenue, LLC was paid and the assets relating to the property were conveyed to the Company.

In connection with the Sale Transaction these assets were subsequently sold to the U.S. Branch, a former affiliate, at fair market value totaling $16.5 million and resulted in a pre-tax gain of $4.9 million.  In addition, one of the Company’s real estate subsidiaries, Sun MetroNorth, LLC, was sold to the U.S. Branch at fair market value totaling $4.9 million, resulting in a loss of $1.5 million.

Four additional real estate properties were also sold to the U.S. Branch, a former affiliate, totaling $44.5 million, resulting in a gain of $6.8 million including one property from the Company’s Separate Accounts for fair value of $0.6 million and a loss of $0.3 million.

The Company sold several mortgage loans to a former affiliate, SLOC, including the U.S. Branch, totaling $28.0 million, resulting in a gain of $0.7 million.  This amount included $7.0 million in mortgage loans from the Company’s Separate Accounts.  The Company also purchased mortgage loans from the U.S. Branch and other former and existing affiliates totaling $34.6 million.

On July 30, 2013, the Company sold a portfolio of externally-managed RMBS and CMBS to a former affiliate, SLOC, at fair market value, totaling $821 million (including $283 million purchased by the U.S. Branch, a former affiliate).  Realized gains of approximately $108 million were recognized upon the sale of the securities.

The Company, as successor to Keyport Life Insurance Company (“Keyport”), which merged with and into the Company at close of business on December 31, 2003, unconditionally guaranteed the full and punctual payment when due of any obligations of its previously wholly-owned subsidiary, ILAC, arising out of or in connection with any insurance or annuity contract (“Contract”) issued by ILAC on or after June 25, 1998. No Contracts were issued by ILAC after June 25, 1998.  In conjunction with the Sale Transaction and the Company’s distribution of ILAC to the Former Parent, this guarantee was terminated in 2013.

The Company, as successor to Keyport, unconditionally guarantees the full and punctual payment when due of any obligations of Keyport Benefit Life Insurance Company (“KBL”) arising out of or in connection with any Contract issued by KBL on or after June 25, 1998 and before December 31, 2002, the date that KBL merged with and into the Company’s wholly-owned subsidiary, SLNY. The purpose of this guaranty was to enhance the financial strength of KBL.  The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the policyholders of the contracts.  The cash surrender value of these policies at December 31, 2013 was approximately $324.5 million.  At December 31, 2013 and 2012, there was no liability accrued under this guaranty.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

The Company guarantees on a subordinated basis all amounts payable by SLNY to holders of certain deferred combination fixed and variable annuity contracts (“MVA Contracts”) issued by SLNY which include the option to earn a guaranteed fixed return for specified periods (“Guarantee Period”). The Company unconditionally and irrevocably guarantees the full and punctual payment when due of all amounts payable by SLNY from a Guarantee Period to any holder. The guarantee is subject to no preconditions other than the failure by SLNY to pay when due any Guarantee Period interests. SLNY registered such Guarantee Period interests under the Securities Act of 1933 with the SEC.  Under the SEC’s rules, implementation of the guarantee permitted SLNY to stop filing periodic reports with the SEC pursuant to the Securities Exchange Act of 1934, and the purpose of the guarantee was to achieve that result.  The Company’s guarantee in this regard guarantees the payment of amounts payable by SLNY from a Guarantee Period but does not guarantee any other obligations of SLNY under the MVA Contracts.

The obligations under the guarantee are unsecured obligations of the Company and subordinate in right of payment to the prior payment in full of all other obligations of the Company, except for guarantees which by their terms are designated as ranking equally in right of payment with or subordinate to this guarantee.  The liability of the Company under the guaranty is unlimited to any specific sum.  The guaranty will not exceed contractual obligations to the policyholders of the MVA Contracts.  The total account value of these policies was approximately $10.9 million.  At December 31, 2013 and 2012, there is no liability accrued under this guaranty.

The Company guaranteed the full and timely payment of the obligations of SLFD, as tenant under a commercial office lease dated April 13, 2007.  Prior to December 31, 2011, SLFD provided written notice to the landlord of its intention to terminate the lease effective January 14, 2013 and paid $3.5 million in surrender considerations.  The maximum potential amount of future payments (undiscounted) that the guarantor could have been required to make under the guarantee was $0.  This guarantee terminated with the termination of the office lease.

The Company recorded tax benefits (expenses) from stock options of approximately $0.5 million, $(0.2) million and $1.0 million for the years ended December 31, 2013, 2012 and 2011, respectively. Employees of the Company’s former affiliates were participants in a restricted share unit (“RSU”) plan with the Company’s former indirect parent, SLF.

Under the RSU plan, participants were granted units that were equivalent to one common share of SLF stock and had a fair value of a common share of SLF stock on the date of grant.  RSUs earned dividend equivalents in the form of additional RSUs at the same rate as the dividends on common shares of SLF stock.  The redemption value, upon vesting, was the fair value of an equal number of common shares of SLF stock.  The Company incurred expenses of $7.0 million, $7.8 million and $5.7 million relating to RSUs for the years ended December 31, 2013, 2012 and 2011, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

3. DEBT SECURITIES AND PREFERRED STOCKS

The statement value and fair value of the Company’s debt securities and preferred stocks were as follows:

	December 31, 2013
(In Thousands)	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Debt Securities:
U.S. Governments	$623,251	$1,302	$(6,975)	$617,578
All Other Governments	27,412	1,047		28,459
U.S. States, Territories and Possessions (Direct and Guaranteed)	6,236	86	-	6,322
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	96,525	2,893	(4,026)	95,392
Industrial and Miscellaneous (Unaffiliated)	3,813,093	131,022	(55,717)	3,888,398
Hybrid Securities	193,335	9,162	(4,853)	197,644
Total debt securities	$4,759,852	$145,512	$(71,571)	$4,833,793
Preferred Stocks	$23,150	$104	$(1,558)	$21,696

	December 31, 2012
(In Thousands)	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Foreign Government	$3,211	$441	$-	$3,652
U.S. State, Municipals and Political Subdivisions	1,058	22	(14)	1,066
U.S. Treasury & Agency	1,099,088	2,974	(954)	1,101,108
Residential Mortgage Backed Securities	672,085	12,385	(25)	684,445
Commercial Mortgage Backed Securities	616,847	38,538	(7,109)	648,276
Corporate	4,504,111	350,525	(25,611)	4,829,025
Asset Backed Securities	411,799	53,507	(1,439)	463,867
Total	$7,308,199	$458,392	$(35,152)	$7,731,439

The statement value and estimated fair value by maturity periods for debt securities, other than ABS and MBS are shown below.  Actual maturities may differ from contractual maturities on ABS and MBS because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties; accordingly, the contractual maturities for those securities are not shown.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

3.	DEBT SECURITIES AND PREFERRED STOCKS (CONTINUED)

(In Thousands)	December 31, 2013
	Statement	Estimated
	Value	Fair Value
Due in one year or less	$ 155,798	$ 156,722
Due after one year through five years	1,259,283	1,294,484
Due after five years through ten years	1,044,241	1,041,703
Due after ten years	1,068,620	1,102,440
Total before asset and mortgage-backed securities	3,527,942	3,595,349
Asset and mortgage-backed securities	1,231,910	1,238,444
Total	$ 4,759,852	$ 4,833,793

Proceeds from sales and maturities of investments in debt securities during 2013, 2012 and 2011, were $4.1 billion, $2.2 billion, and $3.0 billion, including non-cash transactions of $82.0 million, $19.0 million, and $49.0 million, respectively; gross gains were $264.3 million, $56.8 million and $98.5 million, respectively; and gross losses were $23.4 million, $31.0 million and $26.0 million, respectively.

Debt securities included above with a statement value of approximately $4.2 million for both years ended December 31, 2013 and 2012 were on deposit with governmental authorities as required by law.

Investment grade debt securities were 96.3% and 93.6% of the Company’s total debt securities as of December 31, 2013 and 2012, respectively.

The fair values of publicly traded debt securities are determined using three primary pricing methods: third-party pricing services, non-binding broker quotes and pricing models.  Prices are first sought from third- party pricing services with the remaining unpriced securities priced using one of the other two methods.  For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes.  A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.  In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates. Exposure to any single issuer is less than 10% of net admitted assets.

The fair value of the Company’s preferred stocks is first based on quoted market prices.  Similar to fixed-maturity securities, the Company uses pricing services and broker quotes to price preferred stocks for which the quoted market price is not available.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

3.	DEBT SECURITIES AND PREFERRED STOCKS (CONTINUED)

Other-than-temporary-impairment

The Company recognizes and measures OTTI for ABS and MBS in accordance with SSAP No. 43R. In accordance with SSAP No. 43R, if the fair value of a structured security is less than its amortized cost basis at the balance sheet date, the Company assesses whether the impairment is an OTTI.  When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and the present value of its expected future cash flows discounted at the effective interest rate implicit in the security.

If the Company intends to sell the structured security, or it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred.  The amount of the OTTI recognized in earnings is the difference between the amortized cost basis and the fair value of the security.

If the Company does not intend to sell the structured security, or it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company performs cash flow based testing to determine if the present value of its expected future cash flows discounted at the effective interest rate implicit in the security is less than its amortized cost basis.

Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral.  Losses incurred on the respective portfolios are based on loss models using assumptions about key systematic risks such as unemployment rates and housing prices and loan specific information such as delinquency rates and loan-to-value ratios.

OTTI was recognized during 2013 on LBSS that the Company had intent to sell in conjunction with the Sale Transaction, as defined in Note 1.  Refer to details in Note 19.  The OTTI balances under SSAP No. 43R where the present value of expected cash flows are less than amortized cost as of December 31, 2013 are also detailed in Note 19.

If the fair value of a debt security, other than those subject to SSAP No. 43R, is less than its amortized cost basis at the balance sheet date, the Company assesses whether the impairment is an OTTI.  When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and its fair value.

If the Company intends to sell the debt security, or it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred.  If the Company does not intend to sell the debt security, or it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company employs a portfolio monitoring process to identify securities that are OTTI.

The Company has a Credit Committee comprised of investment and finance professionals which meets at least quarterly to review individual issues or issuers that may be of concern.  In determining whether a security is OTTI, the Credit Committee considers the factors described below.  The process involves a quarterly screening of all securities where fair value is less than the amortized cost basis.  Discrete credit events, such as a ratings downgrade, are also used to identify securities that may be OTTI.  The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial position and its near-term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector.  In making these evaluations, the Credit Committee exercises considerable judgment.  Based on this evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

“Monitor List”- Management has concluded that the Company’s amortized cost will be recovered through timely collection of all contractually specified cash flows, but that changes in issuer-specific facts and circumstances require monitoring on a quarterly basis.  No OTTI charge is recorded in the Company’s Statements of Operations for unrealized loss on securities related to these issuers.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

3.	DEBT SECURITIES AND PREFERRED STOCKS (CONTINUED)

“Watch List”- Management has concluded that the Company’s amortized cost will be recovered through timely collection of all contractually specified cash flows, but that changes in issuer-specific facts and circumstances require continued monitoring during the quarter.  A security is moved from the Monitor List to the Watch List when changes in issuer-specific facts and circumstances increase the possibility that a security may become impaired within the next 24 months.  No OTTI charge is recorded in the Company’s Statements of Operations for unrealized loss on securities related to these issuers.

“Impaired List”- Management has concluded that the Company has the intent to sell the security, it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis, or the amortized cost basis of the security is not expected to be recovered due to expected delays or shortfalls in the contractually specified cash flows.  For these investments, the amount of OTTI recognized in the Company’s Statements of Operations is the difference between the amortized cost basis of the security and its fair value or discounted cash flows.

Should it be determined that a security is other than temporarily impaired, the Company records a loss through an appropriate adjustment in carrying value.  As of December 31, 2013 and 2012, the Company incurred write-downs of debt securities totaling $38.6 million and $367.6 million, respectively, including those subject to SSAP No. 43R and those which the Company had the intent to sell in connection with the Sale Transaction defined in Note 1.  Of these amounts, no OTTI was related to sub-prime as of December 31, 2013, as compared to $68.4 million as of December 31, 2012.  For the year ended December 31, 2011, the Company incurred write-downs of debt securities totaling $111.4 million, of which $10.1 million was related to sub-prime.

There are inherent risks and uncertainties in management’s evaluation of securities for OTTI.  These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater than expected liquidity needs.  All of these factors could impact management’s evaluation of securities for OTTI.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

3. DEBT SECURITIES AND PREFERRED STOCKS (CONTINUED)

The gross unrealized losses and fair value of investments, which have been deemed temporarily impaired, aggregated by investment category, number of securities and length of time that securities have been in an unrealized loss position at December 31, 2013 are as follows (in thousands except # of securities):

	Less than 12 months			12 months or more			Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses
Debt Securities:
U.S. Governments	6	$ 147,222	$ (6,975)	-	$ -	$ -	6	$ 147,222	$ (6,975)

U.S. States, Territories and	1	139	-	-	-	-	1	139	-
Possessions (Direct and Guaranteed)

	35	59,777	(4,025)	1	81	(1)	36	59,858	(4,026)
U.S. Special Revenue and Special Assessment
Obligations and all Non-Guaranteed Obligations
of Agencies and Authorities of Governments and
Their Political Subdivisions

Industrial and Miscellaneous (Unaffiliated)	174	1,226,159	(55,717)	4	8	-	178	1,226,167	(55,717)

Hybrid Securities	6	44,479	(3,589)	1	5,670	(1,264)	7	50,149	(4,853)
Total debt securities	222	$1,477,776	$ (70,306)	6	$ 5,759	$ (1,265)	228	$1,483,535	$ (71,571)

Preferred Stocks	2	$ 20,441	$ (1,558)	-	$ -	$ -	2	$ 20,441	$ (1,558)

The gross unrealized losses and fair value of investments, which have been deemed temporarily impaired, aggregated by investment category, number of securities and length of time that securities have been in an unrealized loss position at December 31, 2012 are as follows (in thousands except # of securities):

	Less than 12 months			12 months or more			Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses
Asset Backed Securities	3	$ 2,951	$ (36)	3	$ 6 ,247	$ (1,403)	6	$ 9,198	$ (1,439)

Commercial Mortgage Backed Securities	2	6,852	(63)	6	9,043	(7,046)	8	15,895	(7,109)

Corporate	52	220,145	(9,731)	18	116,941	(15,880)	70	337,086	(25,611)

Residential Mortgage Backed Securities	1	84	(1)	7	6,229	(24)	8	6,313	(25)

U.S. State, Municipals and Political Subdivisions	1	234	(14)	-	-	-	1	234	(14)
U.S. Treasury and Agency	3	208,831	(954)	-	-	-	3	208,831	(954)
Total	62	$ 439,097	$ (10,799)	34	$ 138,460	$ (24,353)	96	$ 577,557	$ (35,152)

As summarized in the table below, the Company had indirect exposure to sub-prime loans with book adjusted carrying value of $1.5 million as of December 31, 2013.  This represented approximately two-tenths of a percent of the Company’s total invested assets. In terms of managing and mitigating sub-prime mortgage risk, the Company’s overall exposure to these investments was minimal, as shown below (in thousands):
Book/Adjusted
Carrying Value
(excluding
Type	Actual Cost	interest)	Fair Value
Residential mortgage backed securities	$ 1,135	$ 1,135	$ 1,132
Collateralized debt obligations	404	404	400
	$ 1,539	$ 1,539	$ 1,532

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

3.	DEBT SECURITIES AND PREFERRED STOCKS (CONTINUED)

As summarized in the table below, the Company had indirect exposure to residential sub-prime and Alt-A loans with book adjusted carrying values of $122.9 million and $81.9 million, respectively, as of December 31, 2012.  This represented approximately 2.0% of the Company’s total invested assets. Alt-A loans are generally residential loans made to borrowers with credit profiles that are stronger than sub-prime but weaker than prime. Of these investments 96.2 % were issued before 2007 and 65.0% have a NAIC 1 rating (in thousands).

Type	Actual Cost	Book Adjusted Carrying Value (excluding interest)	Fair Value
Sub-prime: Residential asset backed securities	$ 122,907	$ 122,873	$ 123,665
Alt-A loans: Residential asset backed securities	81,893	81,918	81,974
	$ 204,800	$ 204,791	$ 205,639

There were no credit impairments recorded in 2013 on LBSS held as of December 31, 2013 pursuant to SSAP No. 43R.

4.	MORTGAGE LOANS

The Company invests in commercial first mortgage loans throughout the United States.  Investments are diversified by property type and geographic area.  The Company monitors the condition of the mortgage loans in its portfolio.  In those cases where mortgages have been restructured, appropriate allowances for losses have been made.  In those cases where, in management’s judgment, the mortgage loans’ values are impaired, appropriate losses are recorded.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

4.	MORTGAGE LOANS (CONTINUED)

The following table shows the geographical distribution of the statement value of the mortgage loans portfolio for the years ended December 31:

(In Thousands)	2013	2012
Alabama	$ 9,228	$ 10,539
Alaska	5,111	5,286
Arizona	14,286	15,908
California	52,347	54,122
Colorado	22,198	11,412
District of Columbia	12,043	12,404
Florida	84,375	58,522
Georgia	20,220	22,376
Idaho	1,748	1,798
Illinois	35,545	35,002
Indiana	1,622	1,878
Iowa	-	64
Kansas	1,627	1,707
Kentucky	18,122	19,479
Louisiana	9,734	11,765
Maine	-	633
Maryland	13,562	12,476
Massachusetts	5,011	11,239
Michigan	8,363	8,610
Minnesota	17,138	12,529
Missouri	34,663	36,711
Mississippi	3,100	3,193
Montana	1,495	1,588
Nebraska	2,241	2,386
Nevada	-	7,779
New Jersey	7,232	16,040
New Mexico	5,274	8,045
New York	97,390	114,727
North Carolina	21,028	22,914
North Dakota	249	566
Ohio	40,080	42,028
Oklahoma	483	1,215
Oregon	14,265	17,966
Pennsylvania	34,515	39,167
Rhode Island	552	729
South Carolina	23,771	25,064
Tennessee	10,651	14,905
Texas	84,865	105,580
Utah	23,984	25,682
Virginia	3,371	3,721
Washington	11,925	20,793
West Virginia	3,663	3,867
Wisconsin	2,784	3,043
General allowance for loan loss	(11,552)	(10,846)
Total Mortgage Loans on Real Estate	$ 748,309	$ 814,612

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

4.	MORTGAGE LOANS (CONTINUED)

The Company had no outstanding mortgage loan commitments on real estate as of December 31, 2013 and 2012.

The Company originated one mortgage loan with a total cost of $15.9 million during the year ended December 31, 2013 with a rate of 4.54% and originated ten commercial mortgage loans with a total cost of $14.1 million during the year ended December 31, 2012 with rates ranging from 3.9% to 7.5%.  During the years ended December 31, 2013 and 2012, the Company did not reduce interest rates on any outstanding mortgage loans.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of the properties’ value at the time the original loan is made.

A loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan.  The allowance for credit losses is estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral, if the loan is collateral dependent.  A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the loan collateral, less cost to sell, is less than the recorded amount of the loan.  The specific allowance for loan loss was $4.2 million and $4.9 million at December 31, 2013 and 2012, respectively.  A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions.  The general allowance for loan loss was $11.5 million and $10.8 million at December 31, 2013 and 2012, respectively.  While management believes that it uses the best information available to establish the allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them. At December 31, 2013, the Company individually and collectively evaluated loans with a gross carrying value of $764.0 million and $747.8 million, respectively.  At December 31, 2012, the Company individually and collectively evaluated loans with a gross carrying value of $830.3 million and $813.3 million, respectively.

As of December 31, 2013 the Company held 14 restructured loans with a gross book value of $34.9 million.  Should the Company hold any troubled debt, the Company may modify the terms of a loan by adjusting the interest rate, extending the maturity date, or both.

Delinquency status is determined based upon the occurrence of a missed contract payment.  There were no loans past due greater than 90 days at December 31, 2013 and 2012.

The Company accrues interest income on impaired loans to the extent it is deemed collectible.  Otherwise, receipts on non-performing loans are not recognized as interest income until the loan is no longer impaired, is sold, or is otherwise made whole.  Any cash collected during the period where the loan is impaired is applied to lower its carrying value.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

4.	MORTGAGE LOANS (CONTINUED)

Other information is as follows:

Age Analysis of Mortgage Loans:

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
(In Thousands)
Current Year
Recorded Investment (All)
Current	$ -	$ -	$ -	$ -	$755,805	$ -	$755,805
30 - 59 Days Past Due	-	-	-	-	8,231	-	8,231
60 - 89 Days Past Due	-	-	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-	-	-

Accruing Interest 90-179 Days Past Due
Recorded Investment	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Interest Accrued	-	-	-	-	-	-	-

Accruing Interest 180+ Days Past Due
Recorded Investment	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Interest Accrued	-	-	-	-	-	-	-

Interest Reduced
Recorded Investment	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Number of Loans	-	-	-	-	-	-	-
Percent Reduced	0%	0%	0%	0%	0%	0%	0%

Prior Year
Recorded Investment
Current	$ -	$ -	$ -	$ -	$830,313	$ -	$830,313
30 - 59 Days Past Due	-	-	-	-	-	-	-
60 - 89 Days Past Due	-	-	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-	-	-

Accruing Interest 90-179 Days Past Due
Recorded Investment	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Interest Accrued	-	-	-	-	-	-	-

Accruing Interest 180+ Days Past Due
Recorded Investment	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Interest Accrued	-	-	-	-	-	-	-

Interest Reduced
Recorded Investment	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Number of Loans	-	-	-	-	-	-	-
Percent Reduced	0%	0%	0%	0%	0%	0%	0%

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

4.	MORTGAGE LOANS (CONTINUED)

Investment in Impaired Loans With or Without Allowance for Credit Losses:

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
(In Thousands)
Current Year
With Allowance for Credit Losses	$ -	$ -	$ -	$ -	$ 20,454	$ -	$ 20,454
No Allowance for Credit Losses	$ -	$ -	$ -	$ -	$ 34,918	$ -	$ 34,918

Prior Year
With Allowance for Credit Losses	$ -	$ -	$ -	$ -	$ 17,016	$ -	$ 17,016
No Allowance for Credit Losses	$ -	$ -	$ -	$ -	$ -	$ -	$ -

Investment in Impaired Loans - Average Recorded Investment, Interest Income Recognized, Recorded Investment on Nonaccrual Status and Amount of Interest Income Recognized Using a Cash-Basis Method of Accounting:

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
(In Thousands)
Current Year
Average Recorded Investment	$ -	$ -	$ -	$ -	$ 2,517	$ -	$ 2,517
Interest Income Recognized	-	-	-	-	204	-	204
Recorded Investments on
Nonaccrual Status	-	-	-	-	20,454	-	20,454
Amount of Interest Income
Recognized Using a Cash-
Basis Method of Accounting	-	-	-	-	-	-	-

Prior Year
Average Recorded Investment	$ -	$ -	$ -	$ -	$ 1,702	$ -	$ 1,702
Interest Income Recognized	-	-	-	-	-	-	-
Recorded Investments on
Nonaccrual Status	-	-	-	-	17,016	-	17,016
Amount of Interest Income
Recognized Using a Cash-
Basis Method of Accounting	-	-	-	-	-	-	-

Allowance for Credit Losses:

	2013	2012	2011
(In Thousands)
Balance at beginning of period	$ 15,701	$ 34,498	$ 30,145
Additions charged to operations	1,851	5,872	15,479
Direct write-downs charged against the allowances	(96)	(15,715)	(4,037)
Recoveries of amounts previously charged off	(1,729)	(8,954)	(7,089)
Balance at end of period	$ 15,727	$ 15,701	$ 34,498

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

4.	MORTGAGE LOANS (CONTINUED)

The credit quality indicator for the Company’s mortgage loans is an internal risk-rated measure based on the borrowers’ ability to pay and the value of the underlying collateral.  The internal risk rating is related to an increasing likelihood of loss, with a low quality rating representing the category in which a loss is first expected.  The following table shows the recorded investment of the Company’s mortgage loans, net of allowances for credit losses, disaggregated by credit quality indicator as of December 31, 2013 and 2012:

(In Thousands)

Internal Risk Rating	2013	2012
AAA	$ -	$ -
AA	26,964	25,920
A	25,763	10,478
BBB	131,846	199,344
BB and Lower	524,091	577,555
Impaired	55,372	17,016
Total	$ 764,036	$ 830,313

Total allowance for loan loss	(15,727)	(15,701)
Mortgage Loans on Real Estate	$ 748,309	$ 814,612

The following table provides an aging of past due commercial mortgage loans as of December 31, 2013 and 2012, based on the recorded investment net of allowances for credit losses.

(In Thousands)

	2013	2012
Current	$ 755,805	$ 830,313

30-59 Days Past Due	8,231	-
60-89 Days Past Due	-	-
Greater Than 90 Days - Accruing	-	-
Greater Than 90 Days - Not Accruing	-	-
Total Past Due	$ 8,231	$ -

Total allowance for loan loss	(15,727)	(15,701)
Total Mortgage Loans on Real Estate	$ 748,309	$ 814,612

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

5.	REAL ESTATE

The Company held four real estate properties for sale at the end of the statement period.  One of the properties was originally acquired by foreclosure from the Company’s mortgage portfolio and the remaining three were acquired through purchase. The properties are expected to be sold within the next statement period.

The Company sold five properties during 2013 that resulted in net realized gains of $44.3 million.  This amount is shown in the Company's Statement of Operations as part of net realized capital gains and losses.  All five properties were disposed of to a former related party in conjunction with the Sale Transaction defined in Note 1.

The Company sold five properties during 2012 including four properties previously impaired that resulted in total net realized gains of $3.4 million as compared to one property sold during 2011 for a net loss of $0.1 million.  These amounts are shown in the Company's Statement of Operations as part of net realized capital gains and losses.

The Company recognized four impairment losses on real estate as of December 31, 2012, as compared to no impairment losses recorded for 2013 or 2011.  All four properties were real estate moved to held for sale during 2012 and were impaired for $1.5 million based on estimated fair value less costs to sell.  The properties were sold during the year for a total realized gain of $0.7 million.  The impairments are shown in the Company's Statement of Operations as part of net realized capital gains and losses.

6.	INVESTMENT GAINS AND LOSSES

Realized capital gains and losses on debt securities, preferred stock, mortgages and interest rate swaps which relate to changes in levels of interest rates are charged or credited to the IMR, net of tax, and amortized into income over the remaining contractual life of the security sold.  Realized gains and losses from the remaining investments are reported, net of tax, on the Statement of Operations, but are not included in the computation of net gain from operations.

Changes in unrealized gains and losses from investments are reported as a component of Capital Stock and Surplus, net of deferred income taxes.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

6.	INVESTMENT GAINS AND LOSSES (CONTINUED)

	Years Ended December 31,
	2013	2012	2011
(In Thousands)
Realized gains (losses):
Debt securities	$ 202,265	$ (341,475)	$ (38,604)
Preferred stocks	-	71	(111)
Common stocks	761	917	67
Common stocks of affiliates	50,283	-	(9)
Mortgage loans	246	(25,080)	(7,140)
Real estate	44,289	1,924	(77)
Cash, cash equivalents and short-terms	108	(1)	15
Other invested assets	(1,965)	476	(223)
Derivative instruments	(185,784)	(38,009)	(48,513)
Subtotal	110,203	(401,177)	(94,595)
Capital gains tax expense (benefit)	28,847	(2,216)	(1,288)
Net realized gains (losses)	81,356	(398,961)	(93,307)
(Gains) losses transferred to IMR (net of taxes)	31,017	(44,975)	(38,415)
Total	$ 112,373	$ (443,936)	$ (131,722)

	Years Ended December 31,
	2013	2012	2011
(In Thousands)
Changes in net unrealized capital (losses)
gains, net of deferred income tax:
Debt securities	$ (2,692)	$ 162,954	$ 19,089
Common stocks	-	(25)	(166)
Common stocks of affiliates	7,614	46,080	12,375
Mortgage loans	(17)	12,218	(2,829)
Derivative instruments	(237,782)	(61,068)	205,495
Other invested assets	(47)	(1,596)	(3,953)
Total	$ (232,924)	$ 158,563	$ 230,011

Deferred tax netted in unrealized capital (losses) gains above, except for common stock of affiliates and other affiliated invested assets, was ($129.5) million, $60.6 million and $117.2 million at December 31, 2013, 2012 and 2011, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

7.	NET INVESTMENT INCOME

Net investment income consisted of:

	Years Ended December 31,
(In Thousands)	2013	2012	2011

Debt securities (unaffiliated)	$ 260,539	$ 357,153	$ 420,578
Preferred stocks	1,342	1,336	1,139
Common stocks	13	-	-
Mortgage loans	48,116	56,621	63,059
Real estate	19,232	28,693	25,810
Contract loans	23,299	24,446	31,580
Cash, cash equivalents and short-terms	14,023	510	819
Derivative instruments	(616,216)	(394,532)	131,554
Other invested assets	9,854	5,660	8,818
Other investment income	3,141	554	3,446
Gross investment (loss) income	(236,657)	80,441	686,803

Interest expense on surplus notes	43,260	42,752	42,583
Investment expenses and other interest expense
on borrowed money	38,744	37,076	38,863
Net investment (loss) income	$ (318,661)	$ 613	$ 605,357

The Company’s policy is to exclude investment income due and accrued with amounts that are over 90 days past due or where the collection of interest is uncertain.  The total amount of investment income due and accrued excluded from surplus for the years ended December 31, 2013, 2012 and 2011 was $4.0 thousand, $0.2 million, and $0.1 million, respectively.

8.	DERIVATIVES

The Company uses derivatives for hedging or replication purposes only.  Interest rate swaps are mainly employed for duration matching purposes.  Combination swaps, comprised of currency and equity returns in combination with interest rate swaps, were used to hedge the Company’s European Medium Term Note program, which matured in 2011.  Beginning in the second quarter of 2005 and continuing into 2006, the Company marketed guaranteed investment contracts to unrelated third parties and entered into funding agreements and interest rate swaps as part of this guaranteed investment program.  The interest rate swaps allowed the Company to lock U.S. dollar fixed rate payments for the life of the contracts.  The Company designated existing interest rate swaps as a cash flow hedge of variable cash payments to be made under the respective funding agreements.  To qualify for hedge accounting treatment, the swap had to be highly effective in mitigating the designated risk of the hedged item.  Effectiveness of the hedge was formally assessed and documented at the inception of each hedging relationship and quarterly throughout the life of the hedging relationship.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

8.	DERIVATIVES (CONTINUED)

Options are used to hedge equity exposure embedded in contracts issued by the Company and to hedge equity exposure embedded in fixed and variable annuity products.  Futures are used to hedge equity exposure included in the equity indexed annuities, as well as the guaranteed minimum death and living benefit features of the Company’s variable annuities. Currency forwards and swaps are used to hedge changes in foreign currency exchange rates.

Interest rate swaps as well as options, swaptions, and currency swaps are reported at fair value with the unrealized gain or loss reported as an adjustment to surplus.  All futures are marked to market and settled on a daily basis with the gain or loss reported as a component of investment income.  CVAs are necessary to properly reflect the component of fair value of derivative instruments that arises from default risk.  CVAs are based on a methodology that uses CDS spreads as a key input in determining an implied level of expected loss over the total life of the derivative contact. Where no observable CDS spreads are available, the counterparty or Company credit spreads derived from bond yields are used instead.  CVAs are intended to achieve a fair value of the underlying contracts and are normally based on publicly-available information. The CVAs also take into account contractual factors designed to reduce the Company’s credit exposure to each counterparty, such as collateral and legal rights of offset.

CVAs are not recorded for interest rate swaps used as cash flow hedges when proven highly effective.  The Company accounts for its interest rate swaps used as cash flow hedges in accordance with the guidance in SSAP No. 86, Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions, (“SSAP No. 86”).  In accordance with SSAP No. 86, derivatives that qualify for hedge accounting are recognized in a manner consistent with the hedged item.  The interest rate swaps employed by the Company were designated as cash flow hedges of specific funding agreements; and accordingly, if proven highly effective, the swap will be reported at amortized cost, consistent with the hedged funding agreement.  At initial designation, the fair values of the swaps were recorded into surplus with subsequent amortization into income through the maturity date of the funding agreements.  In the event that a swap is not proven highly effective, it will be recorded at fair value with unrealized gains/losses recorded to surplus. At December 31, 2012, all hedges were highly effective.

Market risk is the risk of loss due to market price changes of the derivative instrument or underlying security or index.  To mitigate this risk the Company matches the market sensitivity of the hedge with the market sensitivity of the underlying asset or liability being hedged.

Credit risk is the counterparty credit risk or risk of loss as a result of default or a decline in market value stemming from a credit downgrade of the counterparty to the derivative transaction.  The Company minimizes this risk by entering into derivatives only with counterparties that meet certain criteria, by utilizing standardized agreements, and by limiting counterparty concentrations.

All derivative transactions are covered under standardized contractual agreements with counterparties, all of which include credit-related contingent features.  Certain counterparty relationships also may include supplementary agreements with tailored terms, such as additional triggers for early terminations, acceptable practices related to cross-transaction netting, and minimum thresholds for determining collateral.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

8.	DERIVATIVES (CONTINUED)

Credit-related triggers include failure to pay or deliver on an obligation past certain grace periods, bankruptcy or the downgrade of credit ratings to below a stipulated level.  These triggers apply to both the Company and its counterparty.

At December 31, 2013 and 2012, the Company pledged $371.3 million and $185.2 million, respectively, in U.S. Treasury securities as collateral to counterparties.  At December 31, 2013 and 2012, counterparties pledged to the Company $86.8 million and $175.2 million, respectively, in collateral comprised of cash and U.S. Treasury securities.

Derivatives are carried in accordance with SSAP No. 86.  The Company’s underlying notional or principal amounts associated with open derivatives positions were as follows:

	Outstanding at
	December 31, 2013
	(per SSAP No. 86)

(In Thousands)	Notional	Fair Value/
	Principal	Statement	Amortized	Unrealized
	Amounts	Value	Cost	Gain (Loss)

Non-hedging interest rate swaps	$ 3,658,000	$ (270,235)	$ -	$ (270,235)
Currency swaps	67,500	(8,553)	-	(8,553)
Payor swaptions	3,040,000	14,432	11,911	2,521
Receiver swaptions	75,000	412	2,126	(1,714)
Equity index options	2,361,498	122,790	94,785	28,005
Total	$ 9,201,998	$ (141,154)	$ 108,822	$ (249,976)

	Outstanding at
	December 31, 2012
	(per SSAP No. 86)

(In Thousands)	Notional	Fair Value/
	Principal	Statement	Amortized	Unrealized
	Amounts	Value	Cost	Gain (Loss)

Non-hedging interest rate swaps	$ 5,618,430	$ 148,367	$ -	$ 148,367
Hedging interest rate swaps	900,000	(33,863)	(7,065)	(26,798)
Currency swaps	67,500	(9,149)	-	(9,149)
Payor swaptions	3,115,000	12,994	14,037	(1,043)
Equity index options	861,101	35,432	57,766	(22,334)
Total	$ 10,562,031	$ 153,781	$ 64,738	$ 89,043

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

8.	DERIVATIVES (CONTINUED)

At December 31, 2013 and 2012, open futures contracts had a notional value of $3,803.8 million and $5,223.7 million and a fair value of $(6.2) million and $(50.2) million, respectively.  These amounts do not include the component of variation margin that has already been cash settled.

9.	REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders.  The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement.  To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk.  Management believes that any liability arising from this contingency is unlikely.

On July 31, 2013, the Company consented to a Novation Agreement between the U.S. Branch, a former affiliate, and Barbco 3.  Pursuant to the Novation Agreement, Barbco 3 was substituted as reinsurer under a June 12, 2000 reinsurance agreement between the Company and the U.S. Branch, whereby the Company ceded to the U.S. Branch, on a yearly renewable term basis, certain risks under group flexible premium variable universal life policies.  Refer to Note 2 for further details.

The Company manages a closed block of SPWL insurance policies, a retirement-oriented tax-advantaged life insurance product.  The Company discontinued sales of SPWLs in response to certain tax law changes in the 1980s.  The Company had SPWL policyholder balances of $1.3 billion and $1.4 billion as of December 31, 2013 and 2012, respectively.  On December 31, 2003, this entire block of business was reinsured on a funds withheld basis with SLOC, a former affiliate company.  As discussed in Note 2, in connection with the Sale Transaction, the Company recaptured 100% of the risks reinsured pursuant to this agreement.  The recapture occurred during the first quarter of 2013.

The Company  has a reinsurance agreement with Barbco 3, an affiliate, to cede all of the risks associated with certain in-force corporate and bank-owned variable universal life and private placement variable universal life policies on a combination coinsurance and coinsurance with funds-withheld.  This agreement also provided for the ceding of new business written after the effective date.

Effective January 1, 2010, the Company and Barbco 3 amended the agreement to include coverage of certain corporate and bank-owned variable universal life and private placement variable universal life insurance cases sold between December 31, 2009 and March 31, 2010, inclusive.  Reinsurance coverage continued for all cases sold prior to April 1, 2010.  However, cases sold on or after April 1, 2010 have not been reinsured.  This amendment also enabled the Company to discontinue reinsuring a portion of the covered business that was previously reinsured on a modified coinsurance basis, effective April 1, 2010.  The discontinuance of the business reinsured on a modified coinsurance basis did not have a material impact on the Company’s financial statements.

The Company has agreements with several unrelated companies, which provide for reinsurance of portions of the net-amount-at-risk under certain individual variable universal life, individual universal life, individual private placement variable universal life, corporate and bank-owned life insurance policies.  These amounts are reinsured on either a monthly renewable, yearly renewable term, or modified coinsurance basis.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

9.	REINSURANCE (CONTINUED)

The Company has agreements with unrelated companies that provide for reinsurance of guaranteed minimum death benefits under certain variable annuity contracts.  These amounts are reinsured on a monthly renewable term basis.

The effects of reinsurance were as follows:

	Years Ended December 31,
(In Thousands)	2013	2012	2011

Premiums and annuity considerations:
Direct	$ 238,879	$ 453,109	$ 3,349,441
Recaptured amount from former affiliate - SPWL	1,331,908	-	-
Ceded - Affiliated (former affiliate effective August 2, 2013)	(18,449)	-	-
Ceded - Affiliated	20,104	(24,101)	(98,654)
Ceded - Non-Affiliated	(13,067)	(13,093)	(20,568)
Net premiums and annuity considerations	$ 1,559,375	$ 415,915	$ 3,230,219

Insurance and other individual policy benefits and claims:
Direct	$ 938,717	$ 968,595	$ 957,552
Assumed - Non-Affiliated	9,254	5,503	6,679
Recaptured amount from former affiliate - SPWL	(27,904)	-	-
Ceded - Affiliated (former affiliate effective August 2, 2013)	(19,825)	-	-
Ceded - Affiliated	(22,462)	(145,408)	(147,092)
Ceded - Non-Affiliated	(29,977)	(24,739)	(9,442)
Net policy benefits and claims	$ 847,803	$ 803,951	$ 807,697

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

10.	RESERVES FOR LIFE CONTRACTS AND DEPOSIT TYPE CONTRACTS

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates and methodologies) which produce reserves at least as great as those required by law and contract provisions.

Deduction of deferred fractional premiums upon death of the insured and return of any portion of the final premium for the period beyond the date of death are not applicable to the business of the Company.  Surrender values are not promised in excess of reserves legally computed.

For policies with annual extra premiums, additional reserves are held equal to one-half the extra premium.  Extra premiums on single premium policies are amortized over ten years.  Policies issued with premiums corresponding to ages higher than the true ages are valued at the rated-up ages.  Policies issued subject to a lien are valued as if the full amount were payable without any deduction.  For interest sensitive policies, substandard mortality is reflected in the cost of insurance charges.

As of December 31, 2013 and 2012, the Company had $16.0 million and $18.7 million, respectively, of insurance in force (direct and assumed), for which gross premiums were less than the net premiums according to the standard of valuation required by the State of Delaware.  Reserves (direct and assumed) to cover the above insurance as of December 31, 2013 and 2012 totaled $2.6 million and $3.2 million, respectively.

The Tabular Interest has been determined by formula as described in the NAIC instructions, except for some business for which the Tabular Interest is determined from basic policy data for reserving.  The Tabular less Actual Reserve Released has been determined by formula as described in the NAIC instructions. The Tabular Cost has been determined by formula as described in the NAIC instructions, except for universal life products which use cost of insurance and some business which uses basic policy data for reserving.  The Tabular Interest on funds not involving life contingencies was determined from the interest credited to the deposits, except for certain guaranteed interest contracts for which Tabular Interest on funds is determined by formula as described in the instructions.  Other than normal updates of reserves, the only significant reserve changes as of December 31, 2013 and 2012 were the changes in additional reserves held due to asset adequacy analysis testing.  Direct asset adequacy reserves were $236.4 million at December 31, 2013 and 2012, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

11.	WITHDRAWAL CHARACTERISTICS OF ANNUITY RESERVES AND DEPOSIT LIABILITIES

The withdrawal characteristics of general account and separate account annuity reserves and deposits are as follows:

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2013	% of Total

Subject to discretionary withdrawal:
With fair value adjustment	$ -	$1,223,241	$ -	$1,223,241	5%
At book value less current surrender charge of 5% or more	1,746,504	-	-	1,746,504	7%
At fair value	-	-	18,451,703	18,451,703	76%
Total with adjustment or at fair value	$1,746,504	$1,223,241	$18,451,703	$21,421,448	88%
At book value without adjustment
(minimal or no charge or adjustment)	$ 2,127,038	$ -	$ -	$ 2,127,038	9%
Not subject to discretionary withdrawal	827,001	-	27,588	854,589	3%
Total (Gross: Direct +Assumed)	4,700,543	1,223,241	18,479,291	24,403,075	100%
Reinsurance ceded	30,022	-	-	30,022
Total (net)	$4,670,521	$1,223,241	$18,479,291	$24,373,053

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2012	% of Total

Subject to discretionary withdrawal:
With fair value adjustment	$ -	$ 1,644,686	$ -	$ 1,644,686	6%
At book value less current surrender charge of 5% or more	2,204,320	-	-	2,204,320	9%
At fair value	-	-	18,324,602	18,324,602	70%
Total with adjustment or at fair value	$2,204,320	$ 1,644,686	$18,324,602	$ 22,173,608	85%
At book value without adjustment
(minimal or no charge or adjustment)	$2,099,491	$ -	$ -	$2,099,491	8%
Not subject to discretionary withdrawal	1,786,178	-	27,031	1,813,209	7%
Total (Gross: Direct +Assumed)	6,089,989	1,644,686	18,351,633	26,086,308	100%
Reinsurance ceded	32,494	-	-	32,494
Total (net)	$6,057,495	$ 1,644,686	$18,351,633	$ 26,053,814

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

12.	SEPARATE ACCOUNTS

The Company has established unitized Separate Accounts applicable to various classes of contracts providing for variable benefits.  Contracts for which funds are invested in unitized variable Separate Accounts include individual and group life and annuity contracts.  The assets (securities) in these unitized accounts are carried at fair value and the investment risk associated with such assets is retained by the contractholder.  These variable products provide minimum death benefits, and in certain annuity contracts, minimum accumulation or withdrawal benefits.  The minimum guaranteed benefit reserves associated with the unitized Separate Accounts are reported in Aggregate reserves for life contracts in the Company’s Statements of Admitted Assets, Liabilities, and Capital Stock and Surplus.

The Company has also established non-unitized Separate Accounts for certain contracts that include a MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts.  The assets in the variable deferred annuity Separate Account are carried at fair value. For some MVA Contracts, the assets in the fixed deferred annuity account are carried on a general account basis.

The Company earns separate account fees for providing administrative services and bearing the mortality risks related to variable contracts.  Net investment income, capital gains and losses, and changes in mutual fund asset values on variable Separate Accounts are allocated to policyholders and therefore are not reflected in the Statements of Operations of the general account.

For the current reporting year, the Company reported assets and liabilities from the following products into a Separate Account:

•	Sun Life (U.S.) Variable Life
•	Sun Life (U.S.) Variable Annuity
•	Sun Life (U.S.) Market Value Adjusted Annuity

A majority of the variable Separate Account assets are legally insulated from the Company’s general account whereas the non-unitized Separate Account assets are not legally insulated.  The legal insulation of the Separate Account assets prevents such assets from being generally available to satisfy claims resulting from the general account.  In accordance with the domiciliary state procedures for approving items within the Separate Account, the Separate Account classification of legally insulated, vs. not legally insulated, is supported by section 2932 of the Delaware Insurance Code.

The Company maintained separate account assets totaling $30,514.7 million and $31,948.7 million as of December 31, 2013 and 2012, respectively.  As of December 31, 2013 and 2012, the Company’s separate account assets included legally insulated assets of $28,916.1 million and $30,012.1 million, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

12.	SEPARATE ACCOUNTS (CONTINUED)

The assets legally insulated and non-legally insulated from the general account as of December 31, 2013 are attributed to the following products/transactions:

Product / Transactions	Legally Insulated	Non- Legally
	Assets	Insulated Assets

(In millions)
Sun Life (U.S.) Variable Life	$ 9,987.9	$ -
Sun Life (U.S.) Variable Annuity	18,928.2	-
Sun Life (U.S.) Market Value Adjusted Annuity	-	1,598.6
Total	$ 28,916.1	$ 1,598.6

Separate account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the fair value of the related assets less applicable surrender charges.  The resulting surplus is recorded in the general account Statement of Operations as a component of Net Transfers (from) to Separate Accounts.  The variable Separate Accounts are non-guaranteed Separate Accounts, wherein the policyholder assumes substantially all the investment risks and rewards, and MVA Separate Accounts are guaranteed Separate Accounts, wherein the Company contractually guarantees either a minimum return or account value to the policyholder.  In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.

The Company had $25,902.5 million and $25,687.6 million of non-guaranteed Separate Account reserves and $1,223.2 million and $1,644.7 million of guaranteed Separate Account reserves as of December 31, 2013 and 2012, respectively.

As of December 31, 2013 and 2012, the general account of the Company had a maximum guarantee for Separate Account liabilities of $20,132.6 million and $22,695.0 million, respectively.

To compensate the general account for the risk taken, the Separate Account paid risk charges of $238.7 million, $191.1 million and $182.3 million during the years ended December 31, 2013, 2012 and 2011, respectively.

For the years ended December 31, 2013, 2012 and 2011, the Company’s general account paid $115.6 million, $110.1 million and $88.4 million for Separate Account guarantees, respectively.

The Company does not engage in securities lending transactions within the Separate Account.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

12.	SEPARATE ACCOUNTS (CONTINUED)

An analysis of the separate account reserves as of December 31, 2013 is as follows:

(In Thousands)	Nonindexed
	Guarantee	Nonguaranteed
	Less than/	Separate
	equal to 4%	Accounts	Total
Premiums, considerations
or deposits for year ended
12/31/2013	$ 12,624	$ 275,246	$ 287,870
Reserves at 12/31/2013
For accounts with assets at:
Fair Value	296,456	25,902,465	26,198,921
Amortized Cost	926,785	-	926,785
Total Reserves	$ 1,223,241	$ 25,902,465	$ 27,125,706
By withdrawal characteristics:
With FV adjustment	$ 1,223,241	$ -	$ 1,223,241
At fair value	-	25,874,877	25,874,877
Subtotal	1,223,241	25,874,877	27,098,118
Not subject to discretionary
withdrawal		27,588	27,588
Total	$ 1,223,241	$ 25,902,465	$ 27,125,706

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

12. SEPARATE ACCOUNTS (CONTINUED)

An analysis of the separate account reserves as of December 31, 2012 is as follows:

(In Thousands)	Nonindexed
	Guarantee	Nonguaranteed
	Less than/	Separate
	equal to 4%	Accounts	Total
Premiums, considerations
or deposits for year ended
12/31/2012	$ (164,491)	$ 635,210	$ 470,719
Reserves at 12/31/2012
For accounts with assets at:
Fair Value	350,650	25,687,602	26,038,252
Amortized Cost	1,294,036	-	1,294,036
Total Reserves	$ 1,644,686	$ 25,687,602	$ 27,332,288
By withdrawal characteristics:
With FV adjustment	$ 1,644,686	$ -	$ 1,644,686
At fair value	-	25,660,571	25,660,571
Subtotal	1,644,686	25,660,571	27,305,257
Not subject to discretionary
withdrawal		27,031	27,031
Total	$ 1,644,686	$ 25,687,602	$ 27,332,288

Below is the reconciliation of Net Transfers from Separate Accounts (from) to the Statement of Operations of the Separate Account Statement to the Statement of Operations of the Company:

	Years Ended December 31,
(In Thousands)	2013	2012	2011

Transfers to Separate Accounts	$287,870	$470,719	$2,734,402
Transfers from Separate Accounts	(2,945,712)	(2,685,911)	(2,271,063)
Net Transfers (from) to Separate Accounts on the Statement of Operations	$(2,657,842)	$(2,215,192)	$463,339

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  In determining fair value, the Company uses various methods including market, income and cost approaches.  The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.

The Company has categorized its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique.  The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).  If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value in the Company’s Statements of Admitted Assets, Liabilities, and Capital Stock and Surplus are categorized as follows:

Level 1

•	Unadjusted quoted prices for identical assets or liabilities in an active market.

The types of assets and liabilities utilizing Level 1 valuations include U.S. Treasury and agency securities, investments in publicly-traded mutual funds with quoted market prices, and exchange traded derivatives.

Level 2

•	Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly.

Level 2 inputs include the following:

· Quoted prices for similar assets or liabilities in active markets,
· Quoted prices for identical or similar assets or liabilities in non-active markets,
· Inputs other than quoted market prices that are observable, and
· Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

The types of assets and liabilities utilizing Level 2 valuations generally include U.S. Government securities not backed by the full faith and credit of the government, municipal bonds, structured notes, certain ABS (including collateralized debt obligations, RMBS, CMBS), certain corporate debt, certain private equity investments and certain derivatives.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Level 3

•
Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement.  They reflect management's opinions regarding the assumptions a market participant would use in pricing the asset or liability.  Generally, the types of assets and liabilities utilizing Level 3 valuations are certain ABS, RMBS, and CMBS, certain corporate debt, certain private equity investments, certain mutual fund holdings, and certain derivatives.

There were no significant changes made in valuation techniques during 2013 or 2012.

The Company’s assets and liabilities by classification measured at fair value as of December 31, 2013 were as follows:

(In Thousands)
Description for each class of asset or liability	Level 1	Level 2	Level 3	Total
Assets at fair value:
Debt securities - Unaffiliated (c)
Asset-backed securities	$ -	$ -	$ 1,637	$ 1,637
Residential mortgage-backed securities	-	527	-	527
Commercial mortgage-backed securities	-	-	9,751	9,751
Industrial and miscellaneous	-	-	-	-
Derivative Assets (e)
Interest Rate contracts	904	50,473	-	51,377
Equity contracts	7,650	97,293	17,909	122,852
FX contracts	384	-	-	384
Separate Accounts assets (d)	21,817,296	5,663,362	585,422	28,066,080
Total assets at fair value	$ 21,826,234	$ 5,811,655	$ 614,719	$28,252,608
Liabilities at fair value:
Separate Accounts (d)	$ -	$ (23,791)	$ -	$ (23,791)
Derivative Liabilities (e)
Interest Rate contracts	(827)	(305,864)	-	(306,691)
Equity Contracts	(6,234)	-	-	(6,234)
FX contracts	(468)	(8,554)	-	(9,022)
Total liabilities at fair value	$ (7,529)	$ (338,209)	$ -	$ (345,738)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

13. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The Company’s assets and liabilities by classification measured at fair value as of December 31, 2012 were as follows:

(In Thousands)
Description for each class of asset or liability	Level 1	Level 2	Level 3	Total
Assets at fair value:
Preferred stock - Unaffiliated (a)
Industrial and miscellaneous	$ -	$ -	$ -	$ -
Common stock - Unaffiliated (b)
Industrial and miscellaneous	-	-	-	-
Debt securities - Unaffiliated (c)
Asset-backed securities	-	-	19,405	19,405
Residential mortgage-backed securities	-	37,869	6,486	44,355
Commercial mortgage-backed securities	-	13,718		13,718
Industrial and miscellaneous	-	-	-	-
Derivative Assets (e)
Interest Rate contracts	8	269,898	-	269,906
Equity contracts	36,780	4,563		41,343
FX contracts	839	337	-	1,176
Separate Accounts assets (d)	21,405,998	6,476,234	508,231	28,390,463
Total assets at fair value	$ 21,443,625	$ 6,802,619	$ 534,122	$ 28,780,366
Liabilities at fair value:
Separate Accounts (d)	$ -	$ (58,247)	$ -	$ (58,247)
Derivative Liabilities (e)
Interest Rate contracts	(3,353)	(108,873)	-	(112,226)
Equity Contracts	(51,763)	-	-	(51,763)
FX contracts	(1,849)	(9,149)	-	(10,998)
Total liabilities at fair value	$ (56,965)	$ (176,269)	$ -	$ (233,234)

(a) Preferred stocks with NAIC designations between 4 and 6 are carried at the lower of amortized cost or fair value.  Where fair value is less than amortized cost, amounts are included in the table above.

(b) Common stocks are carried at fair value.

(c) Debt securities with NAIC designations of 6 are carried at the lower of amortized cost or fair value. Where fair value is less than amortized cost, amounts are included in the table above.

(d) Separate Account assets include invested assets carried at fair value, but exclude debt securities and preferred stocks where market risk is guaranteed by the Company and assets carried at amortized cost based on the respective NAIC rating, as well as $1,387.4 million and $2,186.6 million of investment income and receivables due at December 31, 2013 and 2012, respectively, which are included in the Separate Account assets on the Statement of Admitted Assets, Liabilities, and Capital Stock and Surplus.  Separate Account liabilities include derivative liabilities carried at fair value.

(e) The derivatives included in the leveling descriptions are carried at fair value.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

None of the Company’s assets measured at fair value transferred between Levels 1 and 2 during the years ended December 31, 2013 and December 31, 2012.

The following table is a reconciliation of the beginning and ending balances for assets and liabilities which were categorized as Level 3 for the twelve-month period ended December 31, 2013:

	Beginning	Transfers Into	Transfers Out	Total gains	Total gains	Purchases	Issuances	Sales	Settlements	Ending
	Balance at	Level 3	of Level 3	and (losses)	and (losses)					Balance at
	1/1/2013			included in	included in					12/31/2013
(In Thousands)				Net Income	Surplus
Assets:
Common stock	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Debt securities - Unaffiliated
Asset-backed securities	19,405	-	-	807	26	89	-	-	(18,690)	1,637
Residential mortgage-backed securities	6,486	-	-	(1,109)	-	-	-	(4,610)	(767)	-
Commercial mortgage-backed securities	-	10,790	-	(518)	(4,416)	-	-	-	3,895	9,751
Industrial and miscellaneous	-	-	-	-	-	-	-	-	-	-
Derivative Assets	-	-	(7,844)	-	3,930	21,823	-	-	-	17,909
Separate Accounts assets	508,231	75,447	(15,879)	(185)	30,808	82,737	-	(59,680)	(36,057)	585,422
Total Assets	$ 534,122	$ 86,237	$ (23,723)	$ (1,005)	$ 30,348	$ 104,649	$ -	$ (64,290)	$ (51,619)	$ 614,719

The following table is a reconciliation of the beginning and ending balances for assets and liabilities which were categorized as Level 3 for the twelve-month period ended December 31, 2012:

	Beginning	Transfers Into	Transfers Out	Total gains	Total gains	Purchases	Issuances	Sales	Settlements	Ending
	Balance at	Level 3	of Level 3	and (losses)	and (losses)					Balance at
	1/1/2012			included in	included in					12/31/2012
(In Thousands)				Net Income	Surplus
Assets:
Common stock	$ 3,824	$ -	$ -	$ 670	$ 16	$ -	$ -	$ (4,510)	$ -	$ -
Debt securities - Unaffiliated
Asset-backed securities	23,157	16	(8,425)	(1,220)	7,018	-	-	(618)	(523)	19,405
Residential mortgage-backed securities	29,857	4,381	(27,719)	(4,885)	5,671	-	-	-	(819)	6,486
Industrial and miscellaneous	-	-	-	-	-	-	-	-	-	-
Derivative Assets	5,193	-	-	-	-	-	-	-	(5,193)	-
Separate Accounts assets	518,053	31,673	(4,931)	585	8,078	266,219	11,512	(266,621)	(56,337)	508,231
Total Assets	$ 580,084	$ 36,070	$ (41,075)	$ (4,850)	$ 20,783	$ 266,219	$ 11,512	$ (271,749)	$ (62,872)	$ 534,122

The Company transfers assets into or out of Level 3 at the fair value as of the beginning of the reporting period.  Transfers made were the result of changes in the level of observability of inputs used to price the assets or changes in NAIC ratings.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31, 2013:

	Valuation	Significant	Fair Value	Range	Weighted
	Techniques	Unobservable			Average
		Inputs
(In Thousands)
Debt securities - Unaffiliated
Asset-backed securities	Held at Cost	N/A	$ 1,548	N/A	N/A
	Matrix Pricing	Spreads	89	N/A	N/A
Commercial mortgage-backed securities	Matrix Pricing	Discount Rates	9,751	3-34%	21%
Derivative Assets
Separate Accounts assets	Matrix Pricing	Spreads	11,435	N/A	N/A
	Market Pricing	Quoted Prices	110,715	87-123	$ 102
Total Assets			$ 133,538

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments as of December 31, 2013:

(In Thousands)	Aggregate	Admitted				Not Practicable
Type of Financial Instrument	Fair Value	Assets	Level 1	Level 2	Level 3	(Carrying Value)
Cash, cash equivalents and
short-term investments	$ 1,440,125	$1,440,125	$ 374,434	$1,065,691	$	$ -
Debt securities	4,833,793	4,759,852	604,633	2,383,464	1,845,696	-
Preferred stocks	21,696	23,150	-	20,599	1,097	-
Mortgages loans on real estate	779,201	748,309	-	-	779,201	-
Derivatives – options and swaptions	137,634	137,634	7,587	112,138	17,909	-
Derivatives – swaps and forwards	35,629	35,629	-	35,629	-	-
Derivatives- futures	1,350	1,350	1,350	-	-	-
Contract loans	536,003	537,058	-	-	536,003	-
Other invested assets	184,991	183,199	-	19,098	165,893	-
Separate account assets	29,158,501	29,127,294	21,875,212	6,393,515	889,774	-

Contractholder deposit funds and other
policyholder liabilities	(185,647)	(184,482)	-	-	(185,647)	-
Derivatives – swaps and forwards	(314,418)	(314,418)	-	(314,418)	-	-
Derivatives- futures	(7,529)	(7,529)	(7,529)	-	-	-
Separate account liabilities	(32,595)	(32,595)	-	-	(32,595)	-

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The following table presents the carrying amounts and estimated fair value of the Company’s financial instruments as of December 31, 2012:

(In Thousands)
	Aggregate	Admitted				Not Practicable
Type of Financial Instrument	Fair Value	Assets	Level 1	Level 2	Level 3	(Carrying Value)

Cash, cash equivalents and	$ 341,431	$ 341,431	$ 341,431	$ -	$ -	$ -
short-term investments
Debt securities	7,731,439	7,308,199	1,101,108	6,326,443	303,888	-
Preferred stocks	22,833	23,000	-	21,677	1,156	-
Mortgages loans on real estate	870,010	814,612	-	-	870,010	-
Derivatives – options and swaptions	48,426	48,426	30,869	17,557	-	-
Derivatives – swaps and forwards	257,241	257,241	-	257,241	-	-
Derivatives- futures	6,758	6,758	6,758	-	-	-
Contract loans	610,742	564,071	-	-	610,742	-
Other invested assets	33,668	30,569	-	20,542	13,126	-
Separate account assets	29,859,238	29,761,545	21,456,900	7,711,370	690,968	-

Contractholder deposit funds and other
policyholder liabilities	(1,088,797)	(1,128,331)	-	-	(1,088,797)	-
Long-term debt to affiliates	(100,000)	(100,000)	-	-	(100,000)	-
Derivatives – swaps and forwards	(151,886)	(125,088)	-	(151,886)	-	-
Derivatives- futures	(56,965)	(56,965)	(56,965)	-	-	-
Separate account liabilities	(91,958)	(91,958)	-	(58,247)	(33,711)	-

The methods and assumptions that the Company uses in determining the estimated fair value of its financial instruments are summarized below:

Cash, cash equivalents and short-term investments – The carrying value for cash, cash equivalents and short-term investments approximates fair value due to the short-term nature and liquidity of the balances.

Debt securities – The Company determines the fair value of its publicly-traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes and pricing models.  Prices are first sought from third-party pricing services with the remaining unpriced securities priced using one of the other two methods.  Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date.  In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages.  The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.

In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices.

The Company’s ability to liquidate positions in privately-placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively-traded market.  Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any) and other factors may not reflect those of an active market.

Common and Preferred Stocks – The fair value of the Company’s equity securities not accounted for under the equity method is first based on quoted market prices.  Similar to fixed-maturity securities, the Company uses pricing services and broker quotes to price the equity securities for which the quoted market price is not available.

Mortgage loans – The fair values of mortgage loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivatives - The fair values of swaps are based on current settlement values, dealer quotes and market prices.  Fair values for options and futures are also based on dealer quotes, internal models and market prices.

Contract loans - The fair value of policy loans is determined by estimating future policy loan cash flows and discounting the cash flows at a current market interest rate.

Other invested assets - Other invested assets (excluding investments accounted for under the equity method) include low income housing tax credits (“LIHTC”), surplus debentures, collateral loans and equipment lease trusts.  The fair value of LIHTCs and equipment leases approximate their carrying values. The fair values of surplus debentures and collateral loans are based upon the same methods used for other private placements as described above.

Separate Accounts – The estimated fair values of assets and liabilities are valued with the same methodology described above.  The difference between Separate Account assets and liabilities reflected above and the total recognized in the Statements of Admitted Assets, Liabilities and Capital and Surplus represents amounts that are considered non-financial instruments.

Contractholder deposit funds - The fair values of the Company’s general account liabilities under investment-type contracts (insurance and annuity contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values.  Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated fair value.

Debt - The fair value of debt is based on future cash flows discounted at the stated interest rate, considering all appropriate terms of the related agreements.  Due to certain provisions included in such agreements, whereby the issuer of the notes has the ability to call each note at par, the fair value is equal to par value.  Debt includes borrowed money and surplus funds.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

14.                 FEDERAL INCOME TAXES

The application of SSAP No. 101 requires a company to evaluate the recoverability of DTAs and to establish a valuation allowance if necessary to reduce the DTA to an amount which is more likely than not to be realized.  Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance.  In connection with the Sale Transaction as defined in Note 1, the Company and its Former Parent will make an election under Treasury Regulation Section 1.1502-36(d) for the Former Parent to retain the Company’s tax attributes as of July 31, 2013 related to the Company’s net operating loss carryforward, capital loss carryforward and deferred acquisition cost.  The Sale Transaction closed on August 2, 2013 with an effective date of August 1, 2013 and the DTAs related to these items were transferred to the Former Parent as of July 31, 2013.  Therefore, since the valuation allowance recorded at December 31, 2012 was related specifically to these items and the fact that they were to be retained by the Former Parent, the valuation allowance was released on July 31, 2013.

The following table provides the components of the Company’s net DTAs and DTLs as of December 31, 2013 and 2012.

(In Thousands)	December 31, 2013			December 31, 2012			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross Deferred Tax Assets	$ 552,009	$ 5,856	$ 557,865	$1,156,141	$ 17,856	$1,173,997	$(604,132)	$ (12,000)	$(616,132)
Statutory Valuation Allowance Adjustments	-	-	-	(361,941)	(17,856)	(379,797)	361,941	17,856	379,797
Adjusted Gross Deferred Tax Assets	552,009	5,856	557,865	794,200	-	794,200	(242,191)	5,856	(236,335)
Deferred Tax Assets Nonadmitted	291,163	5,853	297,016	392,830	-	392,830	(101,667)	5,853	(95,814)
Subtotal Net Admitted Deferred Tax Assets	260,846	3	260,849	401,370	-	401,370	(140,524)	3	(140,521)
Deferred Tax Liabilities	76,609	3	76,612	240,172	-	240,172	(163,563)	3	(163,560)
Net Admitted Deferred Tax Assets /
(Net Deferred Tax Liabilities)	$ 184,237	$ -	$ 184,237	$ 161,198	$ -	$ 161,198	$ 23,039	$ -	$ 23,039

The following table provides component amounts of the Company's net admitted DTA calculation by tax character.

	December 31, 2013			December 31, 2012			Change
(In Thousands)
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Admission Calculation Components
SSAP No. 101
(a) Admitted Pursuant to 11.a.	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
(b) Admitted Pursuant to 11.b.
(lesser of 11.b.i. or 11.b.ii.)	184,237	-	184,237	161,198	-	161,198	23,039	-	23,039
(c) 11.b.i	-	-	234,926	-	-	459,248	-	-	-
(d) 11.b.ii	-	-	184,237	-	-	161,198	-	-	-
(e) Admitted Pursuant to 11.c.	76,609	3	76,612	240,172	-	240,172	(163,563)	3	(163,560)
(f) Total admitted under 11.a. - 11.c.	260,846	3	260,849	401,370	-	401,370	(140,524)	3	(140,521)
(g) Deferred Tax Liabilities	76,609	3	76,612	240,172	-	240,172	(163,563)	3	(163,560)
Net admitted Deferred Tax Assets
Deferred Tax Liabilities	$ 184,237	$ -	$184,237	$161,198	$ -	$161,198	$ 23,039	$ -	$ 23,039

	2013	2012

Ratio Percentage Used To Determine Recovery Period
And Threshold Limitation Amount	1175%	893%

Amount Of Adjusted Capital And Surplus Used To
Determine Recovery Period And Threshold Limitation
Above	$ 1,226,182,653	$ 1,074,655,679

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

14.	FEDERAL INCOME TAXES (CONTINUED)

The following table provides the impact of tax planning strategies, if used in the Company's SSAP No. 101 calculation, on adjusted gross and net admitted DTAs.

	December 31, 2013		December 31, 2012		Change
(In Thousands)
Description	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of Tax Planning Strategies
Determination of Adjusted Gross Deferred Tax Assets
and Net Admitted Deferred Tax Assets, by Tax
Character as a Percentage.
Adjusted Gross Deferred Tax Assets	$ 552,009	$ 5,856	$ 794,200	$ -	$ (242,191)	$ 5,856
Percentage of Adjusted Gross Deferred Tax Assets
by Tax Character Attributable to the
Impact of Tax Planning Strategies	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Net Admitted Adjusted Gross Deferred Tax Assets	$ 260,846	$ 3	$ 401,370	$ -	$ (140,524)	$ 3
Percentage of Net Admitted Adjusted
Gross Deferred Tax Assets by Tax Character Because
of the Impact of Tax Planning Strategies	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

The Company did not utilize tax planning strategies in the calculation of its adjusted gross DTAs and net admitted DTAs.

The Company has no temporary difference for which a DTL has not been established.

The following tables provide the Company's significant components of income taxes incurred and the changes in DTAs and DTLs.

(In Thousands)	December 31, 2013	December 31, 2012	December 31, 2011
Current Income Tax
Federal tax benefit from operations	$ (84,275)	$ (84,977)	$ (37,926)
Federal tax expense on prior period adjustment	-	-	-
Federal income tax on net capital gains	28,847	(2,216)	9,659
Utilization of capital loss carry-forwards	-	-	(10,948)
Federal tax (benefit) expense on stock options	(539)	184	(982)
Current income tax benefit	$ (55,967)	$ (87,009)	$ (40,197)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

14.	FEDERAL INCOME TAXES (CONTINUED)

(In Thousands)	December 31, 2013	December 31, 2013	Change
Deferred Tax Assets:

Ordinary
Policyholder reserves	$ 242,306	$ 517,331	$ (275,025)
Investments	204,640	213,028	(8,388)
Deferred acquisition costs	2,753	119,385	(116,632)
Net operating loss carry-forward	59,040	242,556	(183,516)
Other (including items <5% of total ordinary tax assets)	43,270	63,841	(20,571)
Total ordinary Deferred Tax Assets	$ 552,009	$ 1,156,141	$ (604,132)
Statutory valuation allowance adjustment	-	361,941	(361,941)
Nonadmitted	291,163	392,830	(101,667)
Admitted ordinary Deferred Tax Assets	$ 260,846	$ 401,370	$ (140,524)
Capital:
Investments	-	-	-
Net capital loss carry-forward	5,856	17,856	(12,000)
Subtotal	$ 5,856	$ 17,856	$ (12,000)
Statutory valuation allowance adjustment	-	17,856	(17,856)
Nonadmitted	5,853	-	5,853
Admitted capital Deferred Tax Assets	$ 3	$ -	$ 3
Admitted Deferred Tax Assets	$ 260,849	$ 401,370	$ (140,521)
Deferred Tax Liabilities:
Ordinary
Investments	$ -	$ 135,748	$ (135,748)
Policyholder reserves	76,332	89,539	(13,207)
Other (including items <5% of total ordinary tax liabilities)	277	14,885	(14,608)
Subtotal	$ 76,609	$ 240,172	$ (163,563)
Capital:
Investments	3	-	3
Subtotal	$ 3	$ -	$ 3
Deferred Tax Liabilities	$ 76,612	$ 240,172	$ (163,560)
Net admitted Deferred Tax Assets / Deferred Tax Liabilities	$ 184,237	$ 161,198	$ 23,039

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

14.	FEDERAL INCOME TAXES (CONTINUED)

The change in net deferred income taxes is comprised of the following:

(In Thousands)
Description	December 31, 2013	December 31, 2012	Change
Total Deferred Tax Assets	$ 557,865	$ 1,173,997	$ (616,132)
Total Deferred Tax Liabilities	76,612	240,172	(163,560)
Net Deferred Tax Assets / Deferred Tax Liabilities	$ 481,253	$ 933,825	$ (452,572)
Statutory valuation allowance	-	(379,797)	379,797
Net Deferred Tax Assets / Deferred Tax Liabilities	$ 481,253	$ 554,028	$ (72,775)

Tax effect of unrealized (gains)/losses			129,520
Change in net deferred income tax			$ (202,295)

The provision for federal income taxes incurred for the current year is different from that which would be obtained by applying the statutory federal income tax rate of 35% to income before income taxes.  The significant items causing this difference at December 31, 2013, 2012 and 2011 were as follows:

(In Thousands)	December 31, 2013			December 31, 2012			December 31, 2011

Description	Amount	Tax Effect @ 35%	Effective Tax Rate	Amount	Tax Effect @ 35%	Effective Tax Rate	Amount	Tax Effect @ 35%	Effective Tax Rate
Net gain from operations	$ 486,232	$ 170,182	28.5%	$ (41,797)	$ (14,629)	3.3%	$ (423,255)	$ (148,139)	28.6%
Pre-tax capital gains - Pre IMR		38,571	6.5%		(140,412)	31.7%		(33,108)	6.4%
Dividends Received Deduction		(14,000)	-2.3%		(14,000)	3.2%		(14,000)	2.7%
Tax Credits		(4,752)	-0.8%		(4,739)	1.1%		(4,281)	0.8%
Non-deductible expenses		496	0.1%		545	-0.1%		669	-0.1%
Change in tax contingency reserves		(2,271)	-0.4%		(1,860)	0.4%		1,676	-0.3%
Reversal of IMR		(20,514)	-3.4%		(4,743)	1.1%		(8,270)	1.6%
Change in non-admitted assets		(2,259)	-0.4%		4,763	-1.1%		1,605	-0.3%
Prior year adjustments		(572)	-0.1%		(2,455)	0.6%		(5,728)	1.1%
Retained Deferred Tax Asset		347,765	58.2%		-	0.0%		-	0.0%
Change in statutory valuation allowance		(379,797)	-63.7%		379,797	85.9%		-	0.0%
Other		13,479	2.3%		(1,509)	0.3%		-	0.0%
Total statutory income taxes		$ 146,328	24.5%		$ 200,758	-45.4%		$ (209,576)	40.5%

Federal income taxes incurred		$ (55,967)	-9.4%		$ (87,009)	19.6%		$ (40,197)	7.8%
Change in net deferred income taxes		202,295	33.9%		287,767	-65.0%		(169,379)	32.7%
Total statutory income taxes		$ 146,328	24.5%		$ 200,758	-45.4%		$ (209,576)	40.5%

At December 31, 2013, the Company had $168.8 million of net operating loss carryforwards, which will begin to expire, if not utilized, in 2028.  At December 31, 2013, the Company had $16.7 million of capital loss carryforwards which will expire if not utilized in 2018.  At December 31, 2013, the Company had $12.5 million of foreign tax credit carryforwards, which will begin to expire if not utilized, in 2020.  At December 31, 2013, the Company had $10.1 million of LIHTC carryforwards, which will begin to expire, if not utilized, in 2030.  At December 31, 2013, the Company had no minimum tax credit carryforwards.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

14.	FEDERAL INCOME TAXES (CONTINUED)

At December 31, 2013, the Company has no income taxes incurred in the current or preceding years that will be available for recoupment in the event of future net losses.

The Company has no deposits admitted under section 6603 of the Internal Revenue code.

A reconciliation of the beginning and ending balances of tax contingencies computed in accordance with SSAP No. 101 and SSAP No. 5R is as follows:

(In Thousands)	2013	2012
Balance, beginning of year	$ 1,477	$ 1,477
Gross increases related to tax positions in prior years	1,820	-
Gross decreases related to tax positions in prior years	-	-
Gross increases related to tax positions in current year	-	-
Settlements with Former Parent	(3,297)	-
Close of tax examinations/statutes of limitations	-	-
Balance, end of year	$ -	$ 1,477

The Company recognizes interest accrued related to unrecognized tax benefits (“UTB”) in income tax expense.  The Company had no accrued interest balance as of December 31, 2013.  The Company had an accrued interest balance of $6.3 million as of December 31, 2012. The Company recognized $0.5 million and $2.9 million in gross interest benefit related to UTB during the years ended December 31, 2013 and 2012, respectively.  The Company has not accrued any penalties related to UTB.

Tax years prior to 2003 are closed to examination and audit adjustments under the applicable statute of limitations.  The Company is subject to ongoing examinations for subsequent tax years as a member of the Former Parent’s consolidated federal income tax returns.  Tax years 2007, 2008 and 2009 for the consolidated return are in the initial stages of the appeals process.  The 2003 through 2006 tax years for the consolidated return are still in the appeals process with the Internal Revenue Service (the “IRS”).  Although the Company remains jointly and severally liable for consolidated tax liabilities, the Company is held harmless by the Former Parent in accordance with the Sale Transaction agreement and believes that the possibility of a tax liability for the pre-sale tax years is remote.  Additionally, the Company does not believe it has any uncertain tax positions for its federal income tax return that would be material to its financial condition, results of income, or cash flows.  Therefore, the Company did not record a liability for UTB at December 31, 2013.  As of December 31, 2013, there were no positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase within 12 months of the reporting date.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

14.	FEDERAL INCOME TAXES (CONTINUED)

The Company will file a consolidated federal income tax return for the stub period January 1, 2013 to July 31, 2013 with the following affiliates and former affiliates:

Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc.	Professional Insurance Company
Sun Life Financial (U.S.) Holdings, Inc.	Massachusetts Financial Services Company
Sun Life Financial (Japan), Inc.	MFS Investment Management K.K.
Sun Life Financial (U.S.) Finance, Inc.	MFS Fund Distributors, Inc.
Sun Canada Financial Co.	MFS Service Center, Inc.
Sun Life Financial Distributors, Inc.	MFS Institutional Advisors, Inc.
Clarendon Insurance Agency, Inc.*	MFS Heritage Trust Company
Sun Life of Canada (U.S.) Holdings, Inc.	California Benefits Dental Plan
Sun Life of Canada (U.S.) Financial Services Holdings, Inc.	Sun Life Administrators (U.S.), Inc.
Independence Life and Annuity Company	Dental Holdings, Inc.
Sun Life Insurance and Annuity Company of New York*	Sun Life Financial (U.S.) Services Company, Inc.
Sun Life Financial (U.S.) Reinsurance Company

*As a result of the Sale Transaction described in Note 1, the Company and its affiliates exited the consolidated group mentioned above as of August 2, 2013.  The Company will file a separate consolidated federal income tax return for the period August 1, 2013 to December 31, 2013 with its subsidiary, SLNY, and will continue to do so in future tax years under Internal Revenue Code Section 1504 (c)(1).  Clarendon will file a stand-alone tax return through 2018 until it is allowed to join the new consolidated group in 2019 per Internal Revenue Code Section 1504 (c)(2)(A).

The method of allocation of the total consolidated federal income tax among the members of the consolidated tax group is subject to written agreements, approved by the Board of Directors.  Under these agreements, income tax amounts are allocated based upon the separately calculated liability of each consolidated member of the group with credit provided for losses that were utilized by other group members.  Following the Sale Transaction, the Company exited the Former Parent’s consolidated federal income tax return and is no longer a party to the tax allocation agreement with its former affiliates.  Final tax settlements were agreed to with the Former Parent and no future tax allocations are expected to occur with the Former Parent.

For periods after the Sale Transaction, a formal tax allocation agreement has not yet been implemented, but the methodology remains the same except that the members of the group have changed.  Allocation is based upon separate return calculations with current credit (benefit) given for losses and tax attributes that are utilized by the consolidated group.  Intercompany tax balances are settled on a quarterly basis and a final true up is made after the filing of the federal income tax return, as prescribed by the terms of the agreement.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

15.	CAPITAL STOCK AND SURPLUS AND DIVIDEND RESTRICTIONS

As of December 31, 2013 and 2012, the Company had 6,437 shares issued and outstanding with a par value of $1000 per share.

The Company’s ability to pay dividends is subject to certain statutory restrictions. The State of Delaware has enacted laws governing the payment of dividends to stockholders by domestic insurers.  Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without the prior approval of the Commissioner is limited to the greater of:  (i) 10% of its statutory surplus as of the preceding December 31; or (ii) the Company's statutory net gain from operations for the preceding calendar year.  Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory surplus would also require the prior approval of the Commissioner.  In connection with the change in control of the Company effective August 1, 2013, any portion of a dividend which would cause the Company’s total adjusted capital as of the most recent calendar quarter end to fall below three hundred percent of Company Action Level NAIC risk-based capital as of such calendar quarter end, after taking into account the payment of such dividend, requires the prior approval of the Department.

No dividends were paid to the Parent or Former Parent during 2013 or 2012.  Extraordinary dividends of $300 million were paid to the Former Parent during 2011.

As discussed in Note 2, there were two distributions from gross paid in and contributed surplus during 2013, to the Former Parent.

The Company recorded a restatement of gross paid-in and contributed surplus and unassigned funds under a quasi-reorganization pursuant to SSAP No. 72, Surplus and Quasi-reorganizations.  The restatement was recorded as of June 30, 2013 and did not change the Company’s total surplus. The quasi-reorganization was approved by the Department.

The impact of the quasi-reorganization was as follows:

(In Thousands)
	Change in Year Surplus	Change in Gross Paid-in and
	(Unassigned Funds)	Contributed Surplus

2013	$ 1,851,883	$ (1,851,883)

*Reset of surplus effective June 30, 2013.  Unassigned surplus adjusted for the net impact of OTTI recorded on hybrid securities totaling $12,589,924.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

16.	RISK-BASED CAPITAL

Life and health insurance companies are subject to certain Risk-based Capital (“RBC”) requirements as specified by the NAIC.  The RBC requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under statutory accounting principles, taking into account the risk characteristics of its investments and products.  The Company has met the minimum RBC requirements at December 31, 2013 and 2012.

17.	COMMITMENTS AND CONTINGENT LIABILITIES

Contingent commitments

The Company had commitments for partnership investments of $3.7 million and $11.5 million as of December 31, 2013 and 2012, respectively.

Regulatory and industry developments

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants.  Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments.  Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

The liquidation of Executive Life Insurance Company, along with other insolvencies reported by the National Organization of Life and Health Insurance Guaranty Associations, will result in retrospective premium-based guaranty fund assessments against the Company.  Based on the best information available, the Company has recorded an accrued liability of $4.1 million and $10.2 million for guaranty fund assessments as of December 31, 2013 and 2012, respectively.  The Company does not know the period over which the guaranty fund assessments are expected to be paid.

The Company has not established any asset for premium tax credits or policy surcharges as their recoveries are not estimable.

Litigation, Income Taxes and Other Matters

In Revenue Ruling 2007-61, issued on September 25, 2007, the IRS announced its intention to issue regulations with respect to certain computational aspects of the DRD on separate account assets held in connection with variable annuity contracts.  Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54, issued on August 16, 2007, that purported to change accepted industry and IRS interpretations of the statutes governing computational questions impacting the DRD.  On May 30, 2010, the IRS issued an Industry Director Directive which makes it clear that IRS interpretations prior to Revenue Ruling 2007-54 should be followed until new regulations are issued.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

17.	COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED)

New DRD regulations that the IRS proposes for issuance on this matter will be subject to public comment, at which time the insurance industry and other interested parties will have the opportunity to raise comments and questions about the content, scope, and application of new regulations.  This issue was included in the 2012-2013 Priority Guidance Plan, issued on November 19, 2012, as one of the projects the IRS intended to work on in 2013.  The IRS did not reach any conclusion in 2013 and therefore included the issue again in the 2013-2014 Priority Guidance Plan issued on January 29, 2014.  The timing, substance, and effective date of the new regulations are unknown, but they could result in the elimination of some or all of the separate account DRD tax benefit that the Company ultimately receives.  For the years ended December 31, 2013, 2012 and 2011, the Company’s financial statements reflect benefits of $13.4 million, $11.6 million and $13.8 million, respectively, related to the separate account DRD.

The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial condition, results of operations or cash flows of the Company.

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements, and service agreements.  The Company has also agreed to indemnify its directors, officers and employees in accordance with the Company’s by-laws.  The Company believes any potential liability under these agreements is neither probable nor estimable.  Therefore, the Company has not recorded any associated liability.

Under the Stock Purchase Agreement (“SPA”) among SLF and its affiliates and the Parent, SLF is required to indemnify the Parent, the acquired companies, including the Company and SLNY, and their respective affiliates from and against (i) breach by SLF of customary representations, warranties and covenants of SLF set forth in the SPA and (ii) other specified matters, including losses arising from pending or threatened litigation as of the signing or closing of the Sale Transaction (August 2, 2013), certain excluded assets that were transferred from the acquired companies to SLF and its affiliates at or prior to closing of the Sale Transaction, including the group insurance business previously conducted by SLNY, certain environmental liability and certain liabilities arising under unclaimed property law.

Pledged or Restricted Assets

The following assets were restricted at December 31, 2013 and reported in the current financial statements:

•	Repurchase agreements posted collateral which were reported as bonds and preferred stocks.
•	Reverse repurchase agreements posted cash collateral which was reported as cash equivalents.
•	Certain bonds were on deposit with governmental authorities as required by law.
•	Certain cash deposits were held in a mortgage escrow account (see "Other restricted assets" below)
•	Derivative cash collateral received was reported as cash equivalents (see “Assets pledged as collateral not captured in other categories” below.)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

17.	COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED)

The following are restricted assets (including pledged assets):

	Gross Restricted

(In Thousands)	Current Year								Percentage
										Admitted Restricted to Total Admitted Assets

			Total Separate Account (S/A) Restricted Assets						Gross Restricted Total Assets
	Total General Account (G/A)	G/A Supporting S/A Activity				Total From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted
Description of Assets				S/A Assets Supporting G/A Activity	Total

Subject to contractual obligation for which liability is not shown	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	0%	0%
Collateral held under security lending agreements	-	-	-	-	-	-	-	-	0%	0%
Subject to repurchase agreements	449,188	-	-	-	449,188	-	449,188	449,188	1%	1%
Subject to reverse repurchase agreements	499,591	-	-	-	499,591	-	499,591	499,591	1%	1%
Subject to dollar repurchase agreements	-	-	-	-	-	-	-	-	0%	0%
Subject to dollar reverse repurchase agreements	-	-	-	-	-	-	-	-	0%	0%
Placed under option contracts	-	-	-	-	-	-	-	-	0%	0%
Letter stock or securities restricted as to sale	-	-	-	-	-	-	-	-	0%	0%
On deposit with states	4,223	-	-	-	4,223	4,225	(2)	4,223	0%	0%
On deposit with other regulatory bodies	-	-	-	-	-	-	-	-	0%	0%
Pledged as collateral not captured in other categories	60,610	-	-	-	60,610	88,952	(28,342)	60,610	0%	0%
Other restricted assets	7,222	-	-	-	7,222		7,222	7,222	0%	0%
Total	$ 1,020,834	$ -	$ -	$ -	$1,020,834	$ 93,177	$ 927,657	$ 1,020,834	2%	2%

The following are assets pledged as collateral in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate).

	Gross Restricted

(In Thousands)	Current Year								Percentage
										Admitted Restricted to Total Admitted Assets

			Total Separate Account (S/A) Restricted Assets						Gross Restricted Total Assets
	Total General Account (G/A)	G/A Supporting S/A Activity				Total From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted
Description of Assets				S/A Assets Supporting G/A Activity	Total

Derivative collateral	$ 60,610	$ -	$ -	$ -	$ 60,610	$ 88,952	$ (28,342)	$ 60,610	0%	0%

Total	$ 60,610	$ -	$ -	$ -	$ 60,610	$ 88,952	$ (28,342)	$ 60,610	0%	0%

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

17.	COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED)

The following are Other restricted assets pledged as collateral in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate).

	Gross Restricted

(In Thousands)	Current Year								Percentage
										Admitted Restricted to Total Admitted Assets

			Total Separate Account (S/A) Restricted Assets						Gross Restricted Total Assets
	Total General Account (G/A)	G/A Supporting S/A Activity				Total From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted
Description of Assets				S/A Assets Supporting G/A Activity	Total

Mortgage escrow	$ 7,222	$ -	$ -	$ -	$ 7,222	$ -	$ 7,222	$ 7,222	0%	0%

Total	$ 7,222	$ -	$ -	$ -	$ 7,222	$ -	$ 7,222	$ 7,222	0%	0%

Lease Commitments

Effective August 1, 2013, the Company entered into a lease agreement for its home office.  Rental expenses for 2013 were $0.9 million.  Future minimum lease payments are $3.6 million.

From January 1, 2011 to July 31, 2013, the Company leased equipment under non-cancelable operating lease agreements.  Rental expenses, including allocated amounts, for 2013, 2012 and 2011 were approximately $2.5 million, $5.4 million and $5.7 million, respectively.

18.	SUBSEQUENT EVENTS

On March 26, 2014, the Company paid an ordinary dividend of $185.0 million to the Parent.

On April 1, 2014, the Company entered into a $500.0 million Revolving Credit Facility (the"Facility") with Bank of America Merrill Lynch.  Borrowings under the Facility may be used for general corporate purposes.  Borrowings bear interest at LIBOR + 125 basis points, with a commitment fee of 30 basis points for any unused portion of the Facility, and the Facility has a 180 day tenor.  The Facility is secured by certain securities held in an account established for this purpose, and borrowings are limited to a specified percentage of the value of the securities in this account.

Subsequent events were evaluated through the issuance of the audited statutory financial statements, which were made available on April 29, 2014.  No events were identified subsequent to the filing of the Company’s Annual Statement on March 1, 2014, other than those disclosed above.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

19.	SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS

The following OTTI were recognized during the statement year on LBSS that the Company had either the intent to sell or the inability to hold until recovery.

	(1)	(2)		(3)
	Amortized Cost	OTTI Recognized in Loss		Fair Value
	Basis Before OTTI			1 - (2a + 2b)
		2(a)	2(b)
(In Thousands)		Interest	Non-Interest

a. Intent to sell	$ 320,782	$ -	$ 26,568	$ 294,214
b. Inability or lack of intent to retain the investment in the	-	-	-	-
security for a period of time sufficient to recover the
amortized cost basis

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Sun Life Assurance Company of Canada (U.S.) and the Participants of Sun Life Assurance Company of Canada (U.S.) Variable Account F - Regatta:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of AllianceBernstein VPS Balanced Wealth Strategy Portfolio (Class B) Sub-Account, AllianceBernstein VPS Dynamic Asset Allocation Portfolio Class B Sub-Account, AllianceBernstein VPS International Growth Portfolio (Class B) Sub-Account, AllianceBernstein VPS International Value Portfolio (Class B) Sub-Account, AllianceBernstein VPS Small/Mid Cap Value Fund (Class B) Sub-Account, BlackRock Global Allocation V.I. Fund (Class III) Sub-Account, Columbia Variable Portfolio - Marsico 21st Century Fund Class 1 Sub-Account, Columbia Variable Portfolio - Marsico 21st Century Fund Class 2 Sub-Account, Columbia Variable Portfolio - Marsico Growth Fund Class 1 Sub-Account, Columbia Variable Portfolio - Marsico Growth Fund Class 2 Sub-Account, Columbia Variable Portfolio - Marsico International Opportunities Fund Class 2 Sub-Account, Columbia Variable Portfolio - Small Cap Value Fund Class 2 Sub-Account, Fidelity VIP Balanced Portfolio (Service Class 2) Sub-Account, Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account, Fidelity VIP Freedom 2010 Portfolio (Service Class 2) Sub-Account, Fidelity VIP Freedom 2015 Portfolio (Service Class 2) Sub-Account, Fidelity VIP Freedom 2020 Portfolio (Service Class 2) Sub-Account, Fidelity VIP Mid Cap Portfolio (Service Class 2) Sub-Account, First Eagle Overseas Variable Fund Sub-Account, Franklin Templeton VIP Founding Funds Allocation Fund (Class 2) Sub-Account, Franklin Templeton VIP Franklin Income Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Franklin Income Securities Fund Class 4 Sub-Account, Franklin Templeton VIP Franklin Mutual Shares Securities Fund Class 4 Sub-Account, Franklin Templeton VIP Franklin Small Cap Value Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Franklin Small Cap Value Securities Fund Class 4 Sub-Account, Franklin Templeton VIP Franklin Strategic Income Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Franklin Strategic Income Securities Fund Class 4 Sub-Account, Franklin Templeton VIP Mutual Shares Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Templeton Developing Markets Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Templeton Foreign Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Templeton Global Bond Securities Class 4 Sub-Account, Franklin Templeton VIP Templeton Growth Securities Fund (Class 2) Sub-Account, Huntington VA Balanced Fund Sub-Account, Huntington VA Dividend Capture Sub-Account, Huntington VA Growth Sub-Account, Huntington VA Income Equity Sub-Account, Huntington VA International Equity Sub-Account, Huntington VA Mid Corp America Fund Sub-Account, Huntington VA Mortgage Securities Sub-Account, Huntington VA Real Strategies Fund Sub-Account, Huntington VA Rotating Markets Sub-Account, Huntington VA Situs Fund Sub-Account, Invesco V.I. International Growth Fund II Sub-Account, Invesco V.I. American Value Fund (Series II) Sub-Account, Invesco V.I. Comstock Fund Series II Sub-Account, Invesco V.I. Equity and Income Fund II Sub-Account, JPMorgan Insurance Trust Core Bond Portfolio (Class 2) Sub-Account, JPMorgan Insurance Trust U.S. Equity Portfolio (Class 2) Sub-Account, Lazard Retirement Emerging Markets Equity Portfolio Service Class Sub-Account, Lord Abbett Series Fund - Growth Opportunities Portfolio VC Sub-Account, Lord Abbett Series Fund- Fundamental Equity Portfolio VC Sub-Account, MFS VIT I Growth Series Initial Class Sub-Account, MFS VIT I Growth Series Service Class Sub-Account, MFS VIT I Mid Cap Growth Series Initial Class Sub-Account, MFS VIT I Mid Cap Growth Series Service Class Sub-Account, MFS VIT I New Discovery Series Service Class Sub-Account, MFS VIT I Research Bond Series Service Class Sub-Account, MFS VIT I Research Series Service Class Sub-Account, MFS VIT I Value Series Initial Class Sub-Account, MFS VIT I Value Series Service Class Sub-Account, MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account, MFS VIT II Blended Research Core Equity Portfolio S Class Sub-Account, MFS VIT II Bond Portfolio I Class Sub-Account, MFS VIT II Bond Portfolio S Class Sub-Account, MFS VIT II Core Equity Portfolio I Class Sub-Account, MFS VIT II Core Equity Portfolio S Class Sub-Account, MFS VIT II Emerging Markets Equity Portfolio I Class Sub-Account, MFS VIT II Emerging Markets Equity Portfolio S Class Sub-Account, MFS VIT II Global Governments Portfolio I Class Sub-Account, MFS VIT II Global Governments Portfolio S Class Sub-Account, MFS VIT II Global Growth Portfolio I Class Sub-Account, MFS VIT II Global Growth Portfolio S Class Sub-Account, MFS VIT II Global Research Portfolio I Class Sub-Account, MFS VIT II Global Research Portfolio S Class Sub-Account, MFS VIT II Global Tactical Allocation Portfolio I Class Sub-Account, MFS VIT II Global Tactical Allocation Portfolio S Class Sub-Account, MFS VIT II Government Securities Portfolio I Class Sub-Account, MFS VIT II Government Securities Portfolio S Class Sub-Account, MFS VIT II High Yield Portfolio Initial Class Sub-Account, MFS VIT II High Yield Portfolio Service Class Sub-Account, MFS VIT II International Growth Portfolio I Class Sub-Account, MFS VIT II International Growth Portfolio S Class Sub-Account, MFS VIT II International Value Portfolio I Class Sub-Account, MFS VIT II International Value Portfolio S Class Sub-Account, MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-Account, MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class Sub-Account, MFS VIT II Money Market Portfolio Initial Class Sub-Account, MFS VIT II Money Market Portfolio Service Class Sub-Account, MFS VIT II New Discovery Portfolio I Class Sub-Account, MFS VIT II New Discovery Portfolio S Class Sub-Account, MFS VIT II Research International Portfolio I Class Sub-Account, MFS VIT II Research International Portfolio S Class Sub-Account, MFS VIT II Strategic Income Portfolio I Class Sub-Account, MFS VIT II Strategic Income Portfolio S Class Sub-Account, MFS VIT II Technology Portfolio I Class Sub-Account, MFS VIT II Technology Portfolio S Class Sub-Account, MFS VIT II Total Return Series I Class Sub-Account, MFS VIT II Total Return Series S Class Sub-Account, MFS VIT II Utilities Portfolio I Class Sub-Account, MFS VIT II Utilities Portfolio S Class Sub-Account, MFS VIT II Value Portfolio I Class Sub-Account, MFS VIT II Value Portfolio S Class Sub-Account, MFS VIT III Blended Research Small Cap Portfolio Service Class Sub-Account, MFS VIT III Conservative Allocation Portfolio Service Class Sub-Account, MFS VIT III Global Real Estate Portfolio Initial Class Sub-Account, MFS VIT III Global Real Estate Portfolio Service Class Sub-Account, MFS VIT III Growth Allocation Portfolio Service Class Sub-Account, MFS VIT III Inflation Adjusted Bond Portfolio Service Class Sub-Account, MFS VIT III Limited Maturity Portfolio Initial Class Sub-Account, MFS VIT III Limited Maturity Portfolio Service Class Sub-Account, MFS VIT III Mid Cap Value Portfolio Initial Class Sub-Account, MFS VIT III Mid Cap Value Portfolio Service Class Sub-Account, MFS VIT III Moderate Allocation Portfolio Service Class Sub-Account, MFS VIT III New Discovery Value Portfolio Service Class Sub-Account, Morgan Stanley UIF Growth Portfolio Class II Sub-Account, Morgan Stanley UIF Mid Cap Growth Portfolio Class II Sub-Account, Oppenheimer Capital Income Fund/VA (Service Shares)  Sub-Account, Oppenheimer Capital Appreciation Fund/VA (Service Shares) Sub-Account, Oppenheimer Global Fund/VA (Service Shares)  Sub-Account, Oppenheimer Main Street Small Cap Fund/VA (Service Shares) Sub-Account, Oppenheimer Main Street Small- & Mid-Cap Fund/VA (Service Shares) Sub-Account, PIMCO Equity Series Pathfinder Portfolio Advisor Class Sub-Account, PIMCO VIT All Asset Portfolio Admin Class Sub-Account, PIMCO VIT All Asset Portfolio Advisor Class Sub-Account, PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class Sub-Account, PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class Sub-Account, PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account, PIMCO VIT Emerging Markets Bond Portfolio Advisor Class Sub-Account, PIMCO VIT Global Multi-Asset Portfolio Advisor Class Sub-Account, PIMCO VIT Real Return Portfolio Admin Class Sub-Account, PIMCO VIT Total Return Portfolio Admin Class Sub-Account, Putnam VT Absolute Return 500 Fund Class IB Sub-Account, Putnam VT Equity Income Fund Class IB Sub-Account, Wanger Select Fund Sub-Account, Wanger USA Sub-Account, and Wells Fargo Advantage VT Total Return Bond Fund Class 2 Sub-Account at December 31, 2013, and the results of each of their operations, and the changes in each of their net assets for the year then ended, in conformity with accounting principles generally accepted in the United States of America.  These financial statements are the responsibility of the Sun Life Assurance Company of Canada (U.S.)’s management; our responsibility is to express an opinion on these financial statements based on our audit.  We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audit, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

April 29, 2014
Harford, CT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Participants of Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex Four, Regatta Flex II, Regatta Choice II, Sun Life Financial Master Extra, Sun Life Financial Masters Extra II, Sun Life Financial Masters Choice, Sun Life Financial Masters Choice II, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters Flex II, Sun Life Financial Masters IV, Sun Life Financial Masters VII, Sun Life Financial Masters B Share, and Sun Life Financial Masters I Share Contracts of Sun Life of Canada (U.S.) Variable Account F and the Board of Directors of Sun Life Assurance Company of Canada (U.S.) (the “Sponsor”):

We have audited the accompanying statements of assets and liabilities of AllianceBernstein VPS Balanced Wealth Strategy Portfolio (Class B) Sub-Account, AllianceBernstein VPS Dynamic Asset Allocation Portfolio Class B Sub-Account, AllianceBernstein VPS International Growth Portfolio (Class B) Sub-Account, AllianceBernstein VPS International Value Portfolio (Class B) Sub-Account, AllianceBernstein VPS Small/Mid Cap Value Fund (Class B) Sub-Account, BlackRock Global Allocation V.I. Fund (Class III) Sub-Account, Columbia Variable Portfolio - Marsico 21st Century Fund Class 1 Sub-Account, Columbia Variable Portfolio - Marsico 21st Century Fund Class 2 Sub-Account, Columbia Variable Portfolio - Marsico Growth Fund Class 1 Sub-Account, Columbia Variable Portfolio - Marsico Growth Fund Class 2 Sub-Account, Columbia Variable Portfolio - Marsico International Opportunities Fund Class 2 Sub-Account, Columbia Variable Portfolio - Small Cap Value Fund Class 2 Sub-Account, Fidelity VIP Balanced Portfolio (Service Class 2) Sub-Account, Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account, Fidelity VIP Freedom 2010 Portfolio (Service Class 2) Sub-Account, Fidelity VIP Freedom 2015 Portfolio (Service Class 2) Sub-Account, Fidelity VIP Freedom 2020 Portfolio (Service Class 2) Sub-Account, Fidelity VIP Mid Cap Portfolio (Service Class 2) Sub-Account, First Eagle Overseas Variable Fund Sub-Account, Franklin Templeton VIP Founding Funds Allocation Fund (Class 2) Sub-Account, Franklin Templeton VIP Franklin Income Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Franklin Income Securities Fund Class 4 Sub-Account, Franklin Templeton VIP Franklin Mutual Shares Securities Fund Class 4 Sub-Account, Franklin Templeton VIP Franklin Small Cap Value Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Franklin Small Cap Value Securities Fund Class 4 Sub-Account, Franklin Templeton VIP Franklin Strategic Income Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Franklin Strategic Income Securities Fund Class 4 Sub-Account, Franklin Templeton VIP Mutual Shares Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Templeton Developing Markets Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Templeton Foreign Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Templeton Global Bond Securities Class 4 Sub-Account, Franklin Templeton VIP Templeton Growth Securities Fund (Class 2) Sub-Account, Huntington VA Balanced Fund Sub-Account, Huntington VA Dividend Capture Sub-Account, Huntington VA Growth Sub-Account, Huntington VA Income Equity Sub-Account, Huntington VA International Equity Sub-Account, Huntington VA Macro 100 Sub-Account, Huntington VA Mid Corp America Fund Sub-Account, Huntington VA Mortgage Securities Sub-Account, Huntington VA New Economy Fund Sub-Account, Huntington VA Real Strategies Fund Sub-Account, Huntington VA Rotating Markets Sub-Account, Huntington VA Situs Fund Sub-Account, Invesco V.I. International Growth Fund II Sub-Account, Invesco Van Kampen V.I. American Value Fund (Series II) Sub-Account, Invesco Van Kampen V.I. Comstock Fund Series II Sub-Account, Invesco Van Kampen V.I. Equity and Income Fund II Sub-Account, JPMorgan Insurance Trust Core Bond Portfolio (Class 2) Sub-Account, JPMorgan Insurance Trust U.S. Equity Portfolio (Class 2) Sub-Account, Lazard Retirement Emerging Markets Equity Portfolio Service Class Sub-Account, Lord Abbett Series Fund - Growth Opportunities Portfolio VC Sub-Account, Lord Abbett Series Fund- Fundamental Equity Portfolio VC Sub-Account, MFS Growth Portfolio Initial Class Sub-Account, MFS Growth Portfolio Service Class Sub-Account, MFS VIT I Growth Series Initial Class Sub-Account, MFS VIT I Growth Series Service Class Sub-Account, MFS VIT I Mid Cap Growth Series Initial Class Sub-Account, MFS VIT I Mid Cap Growth Series Service Class Sub-Account, MFS VIT I New Discovery Series Service Class Sub-Account, MFS VIT I Research Bond Series Service Class Sub-Account, MFS VIT I Research Series Service Class Sub-Account, MFS VIT I Value Series Initial Class Sub-Account, MFS VIT I Value Series Service Class Sub-Account, MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account, MFS VIT II Blended Research Core Equity Portfolio S Class Sub-Account, MFS VIT II Bond Portfolio I Class Sub-Account, MFS VIT II Bond Portfolio S Class Sub-Account, MFS VIT II Core Equity Portfolio I Class Sub-Account, MFS VIT II Core Equity Portfolio S Class Sub-Account, MFS VIT II Emerging Markets Equity Portfolio I Class Sub-Account, MFS VIT II Emerging Markets Equity Portfolio S Class Sub-Account, MFS VIT II Global Governments Portfolio I Class Sub-Account, MFS VIT II Global Governments Portfolio S Class Sub-Account, MFS VIT II Global Growth Portfolio I Class Sub-Account, MFS VIT II Global Growth Portfolio S Class Sub-Account, MFS VIT II Global Research Portfolio I Class Sub-Account, MFS VIT II Global Research Portfolio S Class Sub-Account, MFS VIT II Global Tactical Allocation Portfolio I Class Sub-Account, MFS VIT II Global Tactical Allocation Portfolio S Class Sub-Account, MFS VIT II Government Securities Portfolio I Class Sub-Account, MFS VIT II Government Securities Portfolio S Class Sub-Account, MFS VIT II High Yield Portfolio Initial Class Sub-Account, MFS VIT II High Yield Portfolio Service Class Sub-Account, MFS VIT II International Growth Portfolio I Class Sub-Account, MFS VIT II International Growth Portfolio S Class Sub-Account, MFS VIT II International Value Portfolio I Class Sub-Account, MFS VIT II International Value Portfolio S Class Sub-Account, MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-Account, MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class Sub-Account, MFS VIT II Mid Cap Growth Portfolio I Class Sub-Account, MFS VIT II Mid Cap Growth Portfolio S Class Sub-Account, MFS VIT II Money Market Portfolio Initial Class Sub-Account, MFS VIT II Money Market Portfolio Service Class Sub-Account, MFS VIT II New Discovery Portfolio I Class Sub-Account, MFS VIT II New Discovery Portfolio S Class Sub-Account, MFS VIT II Research International Portfolio I Class Sub-Account, MFS VIT II Research International Portfolio S Class Sub-Account, MFS VIT II Strategic Income Portfolio I Class Sub-Account, MFS VIT II Strategic Income Portfolio S Class Sub-Account, MFS VIT II Technology Portfolio I Class Sub-Account, MFS VIT II Technology Portfolio S Class Sub-Account, MFS VIT II Total Return Portfolio I Class Sub-Account, MFS VIT II Total Return Portfolio S Class Sub-Account, MFS VIT II Utilities Portfolio I Class Sub-Account, MFS VIT II Utilities Portfolio S Class Sub-Account, MFS VIT II Value Portfolio I Class Sub-Account, MFS VIT II Value Portfolio S Class Sub-Account, MFS VIT III Blended Research Small Cap Portfolio Service Class Sub-Account, MFS VIT III Conservative Allocation Portfolio Service Class Sub-Account, MFS VIT III Global Real Estate Portfolio Initial Class Sub-Account, MFS VIT III Global Real Estate Portfolio Service Class Sub-Account, MFS VIT III Growth Allocation Portfolio Service Class Sub-Account, MFS VIT III Inflation Adjusted Bond Portfolio Service Class Sub-Account, MFS VIT III Limited Maturity Portfolio Initial Class Sub-Account, MFS VIT III Limited Maturity Portfolio Service Class Sub-Account, MFS VIT III Mid Cap Value Portfolio Initial Class Sub-Account, MFS VIT III Mid Cap Value Portfolio Service Class Sub-Account, MFS VIT III Moderate Allocation Portfolio Service Class Sub-Account, MFS VIT III New Discovery Value Portfolio Service Class Sub-Account, Morgan Stanley UIF Growth Portfolio Class II Sub-Account, Morgan Stanley UIF Mid Cap Growth Portfolio Class II Sub-Account, Oppenheimer Balanced Fund/VA (Service Shares) Sub-Account, Oppenheimer Capital Appreciation Fund/VA (Service Shares) Sub-Account, Oppenheimer Global Securities Fund/VA (Service Shares) Sub-Account, Oppenheimer Main Street Fund/VA (Service Shares) Sub-Account, Oppenheimer Main Street Small- & Mid-Cap Fund/VA (Service Shares) Sub-Account, PIMCO Equity Series Pathfinder Portfolio Advisor Class Sub-Account, PIMCO VIT All Asset Portfolio Admin Class Sub-Account, PIMCO VIT All Asset Portfolio Advisor Class Sub-Account, PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class Sub-Account, PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class Sub-Account, PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account, PIMCO VIT Emerging Markets Bond Portfolio Advisor Class Sub-Account, PIMCO VIT Global Multi-Asset Portfolio Advisor Class Sub-Account, PIMCO VIT Real Return Portfolio Admin Class Sub-Account, PIMCO VIT Total Return Portfolio Admin Class Sub-Account, Putnam VT Absolute Return 500 Fund Class IB Sub-Account, Putnam VT Equity Income Fund Class IB Sub-Account, SC AllianceBernstein International Value (Service Class) Sub-Account, SC BlackRock International Index Fund (Service Class) Sub-Account, SC BlackRock Large Cap Index Fund (Service Class) Sub-Account, SC Davis Venture Value Fund (Service Class) Sub-Account, SC Invesco Small Cap Growth Service Class Sub-Account, SC Lord Abbett Growth & Income Fund (Initial Class) Sub-Account, SC Lord Abbett Growth & Income Fund (Service Class) Sub-Account, SC PIMCO High Yield Fund (Service Class) Sub-Account, SC PIMCO Total Return (Service Class) Sub-Account, SC WMC Blue Chip Mid Cap Fund (Service Class) Sub-Account, SC WMC Large Cap Growth Fund (Service Class) Sub-Account, Sun Capital Investment Grade Bond Fund (Service Class) Sub-Account, Sun Capital Money Market Fund (Service Class) Sub-Account, Wanger Select Fund Sub-Account, Wanger USA Sub-Account, and Wells Fargo Advantage VT Total Return Bond Fund Class 2 Sub-Account of Sun Life of Canada (U.S.) Variable Account F (collectively the "Sub-Accounts"), as of December 31, 2012, and the related statements of operations and the statements of changes in net assets for each of the periods presented.  These financial statements are the responsibility of the Sponsor’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Sub-Accounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Sub-Accounts’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the mutual fund companies.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2012, and the results of their operations and the changes in their net assets for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
April 24, 2013

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2013
Assets:	Shares	Cost	Value
Investments at fair value:
AllianceBernstein VPS Balanced Wealth Strategy
Portfolio (Class B) Sub-Account (AVB)	4,803,854	$53,701,090	$ 65,572,601
AllianceBernstein VPS Dynamic Asset Allocation
Portfolio Class B Sub-Account (AAA)	9,152,104	96,527,632	106,896,574
AllianceBernstein VPS International Growth
Portfolio (Class B) Sub-Account (AN4)	479,546	7,887,647	9,149,747
AllianceBernstein VPS International Value
Portfolio (Class B) Sub-Account (IVB)	4,248,189	50,993,251	63,128,091
AllianceBernstein VPS Small/Mid Cap Value
Portfolio (Class B) Sub-Account (AAU)	403,159	8,333,060	9,167,837
BlackRock Global Allocation V.I. Fund (Class III)
Sub-Account (9XX)	50,560,422	700,898,124	787,731,379
Columbia Variable Portfolio - Marsico 21st Century
Fund Class 1 Sub-Account (NMT)	2,806	31,224	47,121
Columbia Variable Portfolio - Marsico 21st Century
Fund Class 2 Sub-Account (MCC)	6,699,549	60,471,498	110,944,532
Columbia Variable Portfolio - Marsico Growth
Fund Class 1 Sub-Account (NNG)	1,185	21,296	35,578
Columbia Variable Portfolio - Marsico Growth
Fund Class 2 Sub-Account (CMG)	1,043,236	21,778,461	31,286,645
Columbia Variable Portfolio - Marsico International
Opportunities Fund Class 2 Sub-Account (NMI)	525,281	7,557,507	9,749,224
Columbia Variable Portfolio - Small Cap Value
Fund Class 2 Sub-Account (CSC)	1,756	29,443	35,796
Fidelity VIP Balanced Portfolio (Service Class 2)	5,948,458	90,384,644	103,919,564
Fidelity VIP Contrafund Portfolio (Service Class 2)	7,181,567	152,227,717	242,521,514
Fidelity VIP Freedom 2010 Portfolio (Service Class	417,653	4,349,545	5,112,070
Fidelity VIP Freedom 2015 Portfolio (Service Class	2,088,460	21,491,130	25,834,253
Fidelity VIP Freedom 2020 Portfolio (Service Class	3,115,582	30,866,795	39,069,394
Fidelity VIP Mid Cap Portfolio (Service Class 2)	4,586,760	126,454,009	163,288,669
First Eagle Overseas Variable Fund Sub-Account	15,322,715	400,349,892	456,004,009
Franklin Templeton VIP Founding Funds	6,948,894	44,469,851	51,560,794
Franklin Templeton VIP Franklin Income Securities	7,394,366	106,606,910	118,827,462
Franklin Templeton VIP Franklin Income Securities
Fund Class 4 Sub-Account (AAZ)	183,076	2,753,779	2,995,129
Franklin Templeton VIP Franklin Mutual Shares
Securities Fund Class 4 Sub-Account (BBC)	9,476	163,985	205,905
Franklin Templeton VIP Franklin Small Cap Value
Securities Fund (Class 2) Sub-Account (FVS)	1,960,721	32,608,101	47,194,557

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED) DECEMBER 31, 2013

Assets (continued):	Shares	Cost	Value
Investments at fair value (continued):
Franklin Templeton VIP Franklin Small Cap Value
Securities Fund Class 4 Sub-Account (BBA)	35,529	$602,392	$865,842
Franklin Templeton VIP Franklin Strategic Income
Securities Fund (Class 2) Sub-Account (SIC)	2,615,195	32,583,951	32,166,899
Franklin Templeton VIP Franklin Strategic Income
Securities Fund Class 4 Sub-Account (BBB)	40,037	507,163	500,863
Franklin Templeton VIP Mutual Shares Securities
Fund (Class 2) Sub-Account (FMS)	11,163,604	153,623,016	241,468,756
Franklin Templeton VIP Templeton Developing
Markets Securities Fund (Class 2) Sub-Account
(TDM)	4,266,792	35,280,363	43,478,613
Franklin Templeton VIP Templeton Foreign
Securities Fund (Class 2) Sub-Account (FTI)	10,813,554	122,854,247	186,425,675
Franklin Templeton VIP Templeton Global Bond
Securities Class 4 Sub-Account (AAX)	436,218	8,406,400	8,275,057
Franklin Templeton VIP Templeton Growth
Securities Fund (Class 2) Sub-Account (FTG)	2,233,795	23,188,431	34,020,697
Huntington VA Balanced Fund Sub-Account (HBF)	932,864	12,217,708	14,981,788
Huntington VA Dividend Capture Sub-Account	367,197	3,578,084	4,608,325
Huntington VA Growth Sub-Account (HVG)	75,394	556,888	830,844
Huntington VA Income Equity Sub-Account (HVI)	81,733	654,024	932,571
Huntington VA International Equity Sub-Account	275,358	3,626,520	4,749,934
Huntington VA Mid Corp America Fund Sub-	70,326	1,205,906	1,606,941
Huntington VA Mortgage Securities Sub-Account	717,793	8,439,684	8,218,734
Huntington VA Real Strategies Fund Sub-Account	255,272	2,143,186	2,330,630
Huntington VA Rotating Markets Sub-Account	103,706	1,162,689	1,442,554
Huntington VA Situs Fund Sub-Account (HSS)	215,234	3,020,982	5,154,845
Invesco V.I. American Value Fund Series II Sub-
Account (VKC)	578,417	9,236,214	11,412,161
Invesco V.I. Comstock Fund Series II Sub-Account
(VLC)	2,244,239	30,296,022	39,678,147
Invesco V.I. Equity and Income Fund Series II Sub-
Account (VKU)	5,503,084	83,687,755	101,917,116
Invesco V.I. International Growth Fund II Sub-
Account (AI8)	36,278	1,135,838	1,265,384
JPMorgan Insurance Trust Core Bond Portfolio
(Class 2) Sub-Account (AAY)	2,154,827	24,370,675	23,724,644
JPMorgan Insurance Trust U.S. Equity Portfolio
(Class 2) Sub-Account (AAM)	221,535	4,393,230	5,212,710
Lazard Retirement Emerging Markets Equity
Portfolio Service Class Sub-Account (LRE)	2,792,157	58,719,719	60,059,305

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED) DECEMBER 31, 2013

Assets (continued):	Shares	Cost	Value
Investments at fair value (continued):
Lord Abbett Series Fund - Growth Opportunities
Portfolio VC Sub-Account (LA9)	2,681,000	$38,381,617	$ 40,885,254
Lord Abbett Series Fund- Fundamental Equity
Portfolio VC Sub-Account (LAV)	2,694,437	48,903,779	56,664,014
MFS VIT Total Return Series Initial Class Sub-
Account (GGC)	19,183,813	424,841,608	449,668,579
MFS VIT Total Return Series Service Class Sub-
Account (GGE)	25,181,936	549,881,625	582,206,351
MFS VIT I Growth Series Initial Class Sub-Account
(FFL)	3,850,923	109,023,814	150,455,551
MFS VIT I Growth Series Service Class Sub-
Account (TEG)	528,514	15,330,463	20,199,798
MFS VIT I Mid Cap Growth Series Initial Class
Sub-Account (FFJ)	2,756,334	17,961,891	24,807,007
MFS VIT I Mid Cap Growth Series Service Class
Sub-Account (FFK)	5,027,001	31,787,119	43,835,446
MFS VIT I New Discovery Series Service Class Sub-
Account (TND)	870,432	13,670,110	18,296,470
MFS VIT I Research Bond Series Service Class Sub-
Account (AAN)	60,302,844	800,027,383	779,112,747
MFS VIT I Research Series Service Class Sub-
Account (FFN)	7,637,169	164,400,038	217,582,952
MFS VIT I Value Series Initial Class Sub-Account
(FFO)	13,977,120	201,105,994	269,478,876
MFS VIT I Value Series Service Class Sub-Account
(FFP)	724,341	10,479,426	13,784,206
MFS VIT II Blended Research Core Equity
Portfolio I Class Sub-Account (MIT)	6,966,225	198,518,938	336,538,311
MFS VIT II Blended Research Core Equity
Portfolio S Class Sub-Account (MFL)	2,537,697	65,738,838	121,860,195
MFS VIT II Bond Portfolio I Class Sub-Account
(BDS)	6,485,769	72,857,027	75,105,209
MFS VIT II Bond Portfolio S Class Sub-Account
(MF7)	15,569,474	181,562,746	178,270,479
MFS VIT II Core Equity Portfolio I Class Sub-
Account (RGS)	5,346,471	82,218,792	114,895,658
MFS VIT II Core Equity Portfolio S Class Sub-
Account (RG1)	2,261,470	33,863,666	48,214,531
MFS VIT II Emerging Markets Equity Portfolio I
Class Sub-Account (EME)	2,099,904	30,402,081	30,490,613
MFS VIT II Emerging Markets Equity Portfolio S	2,089,316	31,094,439	29,856,319
MFS VIT II Global Governments Portfolio I Class
Sub-Account (GGS)	1,716,839	18,550,861	17,940,967
MFS VIT II Global Governments Portfolio S Class
Sub-Account (GG1)	246,359	2,620,492	2,532,572

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED) DECEMBER 31, 2013

Assets (continued):	Shares	Cost	Value
Investments at fair value (continued):
MFS VIT II Global Growth Portfolio I Class Sub-
Account (GGR)	2,657,109	$34,889,691	$ 57,473,270
MFS VIT II Global Growth Portfolio S Class Sub-
Account (GG2)	164,001	2,700,188	3,534,222
MFS VIT II Global Research Portfolio I Class Sub-
Account (RES)	4,874,932	79,325,110	121,142,070
MFS VIT II Global Research Portfolio S Class Sub-
Account (RE1)	403,889	6,809,139	9,984,130
MFS VIT II Global Tactical Allocation Portfolio I
Class Sub-Account (GTR)	4,343,255	63,865,524	70,360,730
MFS VIT II Global Tactical Allocation Portfolio S
Class Sub-Account (GT2)	58,350,959	828,937,298	933,031,830
MFS VIT II Government Securities Portfolio I
Class Sub-Account (GSS)	9,993,007	131,263,987	127,210,981
MFS VIT II Government Securities Portfolio S
Class Sub-Account (MFK)	24,927,322	329,672,643	314,832,079
MFS VIT II High Yield Portfolio I Class Sub-
Account (HYS)	13,742,663	77,340,048	86,303,922
MFS VIT II High Yield Portfolio Service Class Sub-
Account (MFC)	14,058,558	80,646,748	87,303,645
MFS VIT II International Growth Portfolio I Class
Sub-Account (IGS)	3,630,397	45,442,775	53,620,958
MFS VIT II International Growth Portfolio S Class
Sub-Account (IG1)	1,710,829	20,611,002	25,080,755
MFS VIT II International Value Portfolio I Class
Sub-Account (MII)	2,401,128	40,044,265	52,488,653
MFS VIT II International Value Portfolio S Class
Sub-Account (MI1)	7,322,463	101,016,279	158,018,763
MFS VIT II Massachusetts Investors Growth Stock
Portfolio I Class Sub-Account (MIS)	21,163,740	214,234,132	366,344,347
MFS VIT II Massachusetts Investors Growth Stock
Portfolio S Class Sub-Account (M1B)	2,917,913	29,941,350	50,158,927
MFS VIT II Money Market Portfolio I Class Sub-
Account (MMS)	76,293,115	76,293,115	76,293,115
MFS VIT II Money Market Portfolio Service Class
Sub-Account (MM1)	229,003,540	229,003,540	229,003,540
MFS VIT II New Discovery Portfolio I Class Sub-
Account (NWD)	3,065,621	44,552,703	71,183,721
MFS VIT II New Discovery Portfolio S Class Sub-
Account (M1A)	2,651,012	35,548,137	59,038,031
MFS VIT II Research International Portfolio I Class
Sub-Account (RIS)	2,132,406	32,388,860	34,310,406
MFS VIT II Research International Portfolio S Class
Sub-Account (RI1)	5,319,244	60,065,053	84,629,177

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED) DECEMBER 31, 2013

Assets (continued):	Shares	Cost	Value
Investments at fair value (continued):
MFS VIT II Strategic Income Portfolio I Class Sub-
Account (SIS)	3,747,686	$36,007,874	$ 37,514,335
MFS VIT II Strategic Income Portfolio S Class Sub-
Account (SI1)	727,680	6,986,686	7,225,862
MFS VIT II Technology Portfolio I Class Sub-
Account (TEC)	1,440,411	9,558,968	15,426,804
MFS VIT II Technology Portfolio S Class Sub-
Account (TE1)	143,843	951,179	1,488,775
MFS VIT II Utilities Portfolio I Class Sub-Account
(UTS)	6,017,669	134,271,935	158,866,468
MFS VIT II Utilities Portfolio S Class Sub-Account
(MFE)	4,078,253	89,780,637	106,401,617
MFS VIT II Value Portfolio I Class Sub-Account
(MVS)	7,463,998	107,895,189	127,261,166
MFS VIT II Value Portfolio S Class Sub-Account
(MV1)	11,304,335	142,177,172	190,704,131
MFS VIT III Blended Research Small Cap Portfolio
Service Class Sub-Account (VSC)	6,315,617	65,080,388	113,428,486
MFS VIT III Conservative Allocation Portfolio
Service Class Sub-Account (6XX)	72,185,328	825,168,704	838,071,660
MFS VIT III Global Real Estate Portfolio Initial
Class Sub-Account (SC3)	272,632	2,870,155	3,388,819
MFS VIT III Global Real Estate Portfolio Service
Class Sub-Account (SRE)	7,629,719	80,860,991	106,129,389
MFS VIT III Growth Allocation Portfolio Service
Class Sub-Account (8XX)	47,284,588	524,992,227	576,399,130
MFS VIT III Inflation Adjusted Bond Portfolio
Service Class Sub-Account (5XX)	23,087,225	253,412,291	229,948,759
MFS VIT III Limited Maturity Portfolio Initial
Class Sub-Account (SDC)	43,041,364	442,043,649	444,186,872
MFS VIT III Limited Maturity Portfolio Service
Class Sub-Account (S15)	20,868,597	214,598,166	214,946,545
MFS VIT III Mid Cap Value Portfolio Initial Class
Sub-Account (SGC)	5,029,707	43,586,735	50,548,552
MFS VIT III Mid Cap Value Portfolio Service Class
Sub-Account (S13)	3,600,460	33,004,749	35,968,593
MFS VIT III Moderate Allocation Portfolio Service
Class Sub-Account (7XX)	157,417,403	1,861,006,720	2,046,426,235
MFS VIT III New Discovery Value Portfolio
Service Class Sub-Account (2XX)	850,468	7,844,513	10,256,649
Morgan Stanley UIF Growth Portfolio Class II Sub-
Account (AAW)	69,867	1,851,968	2,123,254
Morgan Stanley UIF Mid Cap Growth Portfolio
Class II Sub-Account (VKM)	859,507	10,076,697	12,247,977
Oppenheimer Capital Appreciation Fund/VA
(Service Shares) Sub-Account (OCA)	421,765	16,139,879	24,196,678

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED) DECEMBER 31, 2013

Assets (continued):	Shares	Cost	Value
Investments at fair value (continued):
Oppenheimer Capital Income Fund/VA (Service
Shares) Sub-Account (OBV)	972,129	$ 9,761,442	$ 13,279,282
Oppenheimer Global Fund/VA (Service Shares)
Sub-Account (OGG)	782,289	22,877,088	31,659,251
Oppenheimer Main Street Fund/VA (Service
Shares) Sub-Account (OMG)	11,029,356	175,067,360	341,799,737
Oppenheimer Main Street Small Cap Fund/VA
(Service Shares) Sub-Account (OMS)	318,671	5,058,136	8,773,000
PIMCO Equity Series Pathfinder Portfolio Advisor
Class Sub-Account (AAQ)	3,033	35,058	37,848
PIMCO VIT All Asset Portfolio Admin Class Sub-
Account (PRA)	3,131,695	35,460,485	34,072,842
PIMCO VIT All Asset Portfolio Advisor Class Sub-
Account (AAP)	2,188,870	24,625,498	24,033,787
PIMCO VIT CommodityRealReturn Strategy
Portfolio Advisor Class Sub-Account (BBD)	128,545	932,418	777,700
PIMCO VIT CommodityRealReturnTM Strategy
Portfolio Admin Class Sub-Account (PCR)	9,594,646	72,540,281	57,375,986
PIMCO VIT Emerging Markets Bond Portfolio
Admin Class Sub-Account (PMB)	1,563,004	21,985,165	21,006,773
PIMCO VIT Emerging Markets Bond Portfolio
Advisor Class Sub-Account (BBE)	40,029	560,926	537,988
PIMCO VIT Global Multi-Asset Portfolio Advisor
Class Sub-Account (6TT)	69,797,071	869,291,766	794,290,664
PIMCO VIT Real Return Portfolio Admin Class
Sub-Account (PRR)	6,303,678	84,464,562	79,426,344
PIMCO VIT Total Return Portfolio Admin Class
Sub-Account (PTR)	27,545,706	306,647,748	302,451,847
Putnam VT Absolute Return 500 Fund Class IB
Sub-Account (AAR)	1,933,374	19,693,985	20,126,427
Putnam VT Equity Income Fund Class IB Sub-
Account (AAS)	510,000	9,113,083	10,403,998
Wanger Select Fund Sub-Account (WTF)	14,462	296,206	526,566
Wanger USA Sub-Account (USC)	1,969	62,463	80,974
Wells Fargo Advantage VT Total Return Bond
Fund Class 2 Sub-Account (AAL)	3,488,250	36,662,515	35,196,445
Total investments		14,959,565,669	17,108,651,072
Total assets		$ 14,959,565,669	$ 17,108,651,072
Liabilities:
Payable to Sponsor			$ 7,526,675
Total liabilities			7,526,675
Net Assets			$ 17,101,124,397

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED) DECEMBER 31, 2013

	Total Units	Applicable to Owners of Deferred Variable Annuity Contracts Value	Reserve for Variable Annuities Total Value
Net Assets:

AVB	5,318,723	$ 65,572,601	$-	$ 65,572,601
AAA	9,712,844	106,896,574	-	106,896,574
AN4	1,020,343	9,149,747	-	9,149,747
IVB	8,077,654	63,128,091	-	63,128,091
AAU	553,196	9,132,215	34,262	9,166,477
9XX	52,777,976	787,598,697	130,179	787,728,876
NMT	2,841	47,121	-	47,121
MCC	8,725,729	110,928,393	12,444	110,940,837
NNG	2,169	35,578	-	35,578
CMG	2,153,236	31,219,490	64,592	31,284,082
NMI	667,648	9,749,224	-	9,749,224
CSC	2,076	35,796	-	35,796
FVB	7,562,294	103,919,564	-	103,919,564
FL1	16,883,265	242,385,571	132,753	242,518,324
F10	366,195	5,112,070	-	5,112,070
F15	1,808,434	25,834,253	-	25,834,253
F20	2,727,741	39,069,394	-	39,069,394
FVM	10,268,467	163,280,675	4,644	163,285,319
SGI	33,340,140	455,969,744	32,972	456,002,716
S17	3,944,019	51,560,794	-	51,560,794
ISC	9,121,585	118,784,267	41,307	118,825,574
AAZ	232,968	2,995,129	-	2,995,129
BBC	13,774	205,905	-	205,905
FVS	1,567,440	47,194,557	-	47,194,557
BBA	50,422	865,842	-	865,842
SIC	2,335,970	32,166,899	-	32,166,899
BBB	43,918	500,863	-	500,863
FMS	11,763,564	241,452,151	13,725	241,465,876
TDM	2,977,837	43,476,465	1,303	43,477,768
FTI	8,445,001	186,337,137	73,283	186,410,420
AAX	749,817	8,275,057	-	8,275,057
FTG	1,577,153	34,020,697	-	34,020,697
HBF	988,273	14,981,788	-	14,981,788
HVD	341,476	4,608,325	-	4,608,325
HVG	78,457	830,844	-	830,844
HVI	81,411	932,571	-	932,571

        The accompanying notes are an integral part of these financial statements..

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED) DECEMBER 31, 2013

	Total Units	Applicable to Owners of Deferred Variable Annuity Contracts Value	Reserve for Variable Annuities Total Value
Net Assets (continued):

HVE	473,837	$ 4,749,934	$-	$ 4,749,934
HVC	116,539	1,606,941	-	1,606,941
HVS	737,944	8,218,734	-	8,218,734
HRS	308,937	2,330,630	-	2,330,630
HVR	131,266	1,442,554	-	1,442,554
HSS	340,400	5,154,845	-	5,154,845
VKC	705,458	11,412,161	-	11,412,161
VLC	2,946,646	39,678,147	-	39,678,147
VKU	6,967,224	101,917,116	-	101,917,116
AI8	93,459	1,265,384	-	1,265,384
AAY	2,366,142	23,724,644	-	23,724,644
AAM	325,342	5,212,710	-	5,212,710
LRE	5,760,595	60,055,961	3,280	60,059,241
LA9	2,007,338	40,865,049	18,667	40,883,716
LAV	2,786,160	56,657,015	6,864	56,663,879
GGC	41,621,978	446,163,198	3,222,529	449,385,727
GGE	54,392,986	581,870,011	328,296	582,198,307
FFL	7,603,903	149,272,732	775,800	150,048,532
TEG	957,977	20,190,309	9,167	20,199,476
FFJ	3,214,346	24,690,618	108,834	24,799,452
FFK	2,385,661	43,822,616	12,264	43,834,880
TND	1,244,536	18,290,313	6,157	18,296,470
AAN	75,771,098	778,980,851	117,083	779,097,934
FFN	16,264,441	217,563,246	20,127	217,583,373
FFO	19,546,304	269,345,699	123,266	269,468,965
FFP	1,001,872	13,784,206	-	13,784,206
MIT	13,963,398	333,467,831	1,610,927	335,078,758
MFL	5,813,652	121,795,292	57,172	121,852,464
BDS	3,586,004	74,378,944	458,168	74,837,112
MF7	10,687,410	178,253,999	16,190	178,270,189
RGS	5,928,013	114,288,838	390,490	114,679,328
RG1	3,243,424	48,214,531	-	48,214,531
EME	1,069,130	30,086,696	246,193	30,332,889

       The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED) DECEMBER 31, 2013

	Total Units	Applicable to Owners of Deferred Variable Annuity Contracts Value	Reserve for Variable Annuities Total Value
Net Assets (continued):

EM1	1,912,047	$ 29,851,923	$ 4,246	$ 29,856,169
GGS	935,239	17,810,690	52,058	17,862,748
GG1	164,670	2,528,742	3,701	2,532,443
GGR	2,092,115	56,929,790	286,108	57,215,898
GG2	175,811	3,534,222	-	3,534,222
RES	5,432,212	119,762,597	821,179	120,583,776
RE1	571,136	9,984,130	-	9,984,130
GTR	2,653,641	69,275,648	599,517	69,875,165
GT2	78,489,983	932,995,341	35,846	933,031,187
GSS	6,645,894	126,663,150	411,431	127,074,581
MFK	24,621,249	314,490,317	295,119	314,785,436
HYS	3,573,022	85,254,012	412,174	85,666,186
MFC	4,518,884	87,221,251	65,877	87,287,128
IGS	2,560,681	53,329,894	184,312	53,514,206
IG1	1,744,997	25,072,706	7,773	25,080,479
MII	1,731,827	51,868,818	433,248	52,302,066
MI1	11,692,129	158,009,937	5,549	158,015,486
MIS	24,362,512	363,318,124	2,610,744	365,928,868
M1B	2,908,840	50,134,751	23,130	50,157,881
MMS	6,262,253	74,745,903	1,000,824	75,746,727
MM1	23,996,564	228,813,351	174,026	228,987,377
NWD	3,047,385	70,947,173	155,689	71,102,862
M1A	2,132,167	58,991,544	39,973	59,031,517
RIS	1,850,203	34,226,549	68,458	34,295,007
RI1	3,783,762	84,599,566	27,475	84,627,041
SIS	2,007,250	37,359,532	130,837	37,490,369
SI1	424,124	7,225,862	-	7,225,862
TEC	1,991,018	15,306,442	108,197	15,414,639
TE1	88,657	1,488,775	-	1,488,775
UTS	4,065,665	157,330,311	880,704	158,211,015
MFE	2,522,048	106,401,617	-	106,401,617
MVS	4,956,976	126,308,439	732,930	127,041,369
MV1	8,175,633	190,661,562	39,821	190,701,383
VSC	7,735,586	113,404,641	19,789	113,424,430
6XX	58,713,818	838,067,027	4,569	838,071,596

          The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED) DECEMBER 31, 2013

	Total Units	Applicable to Owners of Deferred Variable Annuity Contracts Value	Reserve for Variable Annuities Total Value
Net Assets (continued):

SC3	162,229	$ 3,380,470	$ 7,049	$ 3,387,519
SRE	7,368,766	106,106,165	20,728	106,126,893
8XX	32,241,288	576,399,130	-	576,399,130
5XX	18,852,264	229,925,964	22,384	229,948,348
SDC	43,289,725	444,143,723	26,620	444,170,343
S15	21,172,711	214,928,733	17,235	214,945,968
SGC	3,123,825	50,529,045	14,657	50,543,702
S13	2,245,602	35,968,593	-	35,968,593
7XX	126,127,582	2,045,539,227	827,657	2,046,366,884
2XX	528,380	10,256,649	-	10,256,649
AAW	141,552	2,123,254	-	2,123,254
VKM	738,540	12,247,977	-	12,247,977
OCA	1,235,424	24,178,125	16,110	24,194,235
OBV	1,457,258	13,279,282	-	13,279,282
OGG	1,563,988	31,659,251	-	31,659,251
OMG	17,117,234	341,689,429	88,368	341,777,797
OMS	295,912	8,773,000	-	8,773,000
AAQ	2,964	37,848	-	37,848
PRA	2,482,202	34,072,842	-	34,072,842
AAP	2,162,181	24,033,787	-	24,033,787
BBD	98,183	777,700	-	777,700
PCR	6,478,457	57,371,031	4,766	57,375,797
PMB	807,165	20,976,499	29,174	21,005,673
BBE	50,359	537,988	-	537,988
6TT	72,498,400	794,240,220	49,507	794,289,727
PRR	5,155,938	79,426,344	-	79,426,344
PTR	19,151,407	302,238,512	196,521	302,435,033
AAR	1,907,591	20,126,427	-	20,126,427
AAS	635,744	10,403,998	-	10,403,998
WTF	28,431	526,566	-	526,566

        The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED) DECEMBER 31, 2013

	Total Units	Applicable to Owners of Deferred Variable Annuity Contracts Value	Reserve for Variable Annuities Total Value
Net Assets (continued):

USC	4,578	$ 80,974	$ -	$ 80,974
AAL	3,349,146	35,196,445	-	35,196,445
Total net assets		$ 17,082,095,379	$ 19,029,018	$ 17,101,124,397

        The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS

FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	AVB Sub-Account	AAA Sub-Account	AN4 Sub-Account

Dividend income	$ 1,410,746	$ 222,155	$65,259
Expenses:
Mortality and expense risk charges	(907,839)	(1,084,992)	(134,389)
Distribution charges	(108,941)	(130,199)	(16,127)
Net investment income (loss)	393,966	(993,036)	(85,257)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	3,504,978	1,112,940	200,029
Realized gain distributions	-	306,421	-
Net realized gains (losses)	3,504,978	1,419,361	200,029
Net change in unrealized appreciation (depreciation)	4,527,560	6,934,531	873,062
Net realized and change in unrealized gains (losses)	8,032,538	8,353,892	1,073,091
Increase (decrease) in net assets from operations	$ 8,426,504	$ 7,360,856	$987,834

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	IVB Sub-Account	AAU Sub-Account	9XX Sub-Account

Dividend income	$ 3,597,164	$ 28,320	$ 7,991,884
Expenses:
Mortality and expense risk charges	(942,718)	(85,113)	(11,662,063)
Distribution charges	(113,126)	(10,214)	(1,399,448)
Net investment income (loss)	2,541,320	(67,007)	(5,069,627)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	5,395,068	398,380	21,474,371
Realized gain distributions	-	386,935	31,944,665
Net realized gains (losses)	5,395,068	785,315	53,419,036
Net change in unrealized appreciation (depreciation)	3,944,056	773,419	45,174,332
Net realized and change in unrealized gains (losses)	9,339,124	1,558,734	98,593,368
Increase (decrease) in net assets from operations	$ 11,880,444	$ 1,491,727	$ 93,523,741

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

	NMT Sub-Account	MCC Sub-Account	NNG Sub-Account
Income:
Dividend income	$205	$ 265,608	$78
Expenses:
Mortality and expense risk charges	(690)	(1,679,275)	(483)
Distribution charges	(83)	(201,513)	(58)
Net investment income (loss)	(568)	(1,615,180)	(463)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,079	11,052,755	169
Realized gain distributions	-	-	-
Net realized gains (losses)	1,079	11,052,755	169
Net change in unrealized appreciation (depreciation)	15,081	27,659,481	9,181
Net realized and change in unrealized gains (losses)	16,160	38,712,236	9,350
Increase (decrease) in net assets from operations	$15,592	$ 37,097,056	$8,887

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

	CMG Sub-Account	NMI Sub-Account	CSC Sub-Account
Income:
Dividend income	$ 22,802	$ 40,308	$169
Expenses:
Mortality and expense risk charges	(461,791)	(149,714)	(356)
Distribution charges	(55,415)	(17,966)	(43)
Net investment income (loss)	(494,404)	(127,372)	(230)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	4,996,418	601,280	(145)
Realized gain distributions	-	-	-
Net realized gains (losses)	4,996,418	601,280	(145)
Net change in unrealized appreciation (depreciation)	4,217,352	1,184,396	6,547
Net realized and change in unrealized gains (losses)	9,213,770	1,785,676	6,402
Increase (decrease) in net assets from operations	$ 8,719,366	$ 1,658,304	$6,172

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	FVB Sub-Account	FL1 Sub-Account	F10 Sub-Account

Dividend income	$ 1,323,296	$ 1,891,562	$73,789
Expenses:
Mortality and expense risk charges	(1,426,691)	(3,513,566)	(86,167)
Distribution charges	(171,203)	(421,628)	(10,340)
Net investment income (loss)	(274,598)	(2,043,632)	(22,718)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	4,401,735	28,092,313	424,910
Realized gain distributions	4,420,130	66,241	65,611
Net realized gains (losses)	8,821,865	28,158,554	490,521
Net change in unrealized appreciation (depreciation)	6,966,114	33,762,988	112,744
Net realized and change in unrealized gains (losses)	15,787,979	61,921,542	603,265
Increase (decrease) in net assets from operations	$ 15,513,381	$ 59,877,910	$580,547

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	F15 Sub-Account	F20 Sub-Account	FVM Sub-Account

Dividend income	$ 383,036	$ 581,095	$ 417,938
Expenses:
Mortality and expense risk charges	(410,916)	(563,606)	(2,395,015)
Distribution charges	(49,310)	(67,633)	(287,402)
Net investment income (loss)	(77,190)	(50,144)	(2,264,479)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,815,309	951,024	11,721,720
Realized gain distributions	406,816	518,452	20,218,007
Net realized gains (losses)	2,222,125	1,469,476	31,939,727
Net change in unrealized appreciation (depreciation)	988,561	3,502,768	16,712,825
Net realized and change in unrealized gains (losses)	3,210,686	4,972,244	48,652,552
Increase (decrease) in net assets from operations	$ 3,133,496	$ 4,922,100	$ 46,388,073

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	SGI Sub-Account	S17 Sub-Account	ISC Sub-Account

Dividend income	$ 7,658,937	$ 6,102,203	$ 7,556,121
Expenses:
Mortality and expense risk charges	(6,823,216)	(749,515)	(1,760,502)
Distribution charges	(818,786)	(89,942)	(211,260)
Net investment income (loss)	16,935	5,262,746	5,584,359
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	24,257,957	2,791,816	5,529,571
Realized gain distributions	23,505,507	8,899,159	-
Net realized gains (losses)	47,763,464	11,690,975	5,529,571
Net change in unrealized appreciation (depreciation)	2,530,363	(7,049,113)	2,574,683
Net realized and change in unrealized gains (losses)	50,293,827	4,641,862	8,104,254
Increase (decrease) in net assets from operations	$ 50,310,762	$ 9,904,608	$ 13,688,613

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	AAZ Sub-Account	BBC Sub-Account	FVS Sub-Account

Dividend income	$ 182,749	$3,778	$ 557,167
Expenses:
Mortality and expense risk charges	(41,458)	(2,595)	(662,586)
Distribution charges	(4,975)	(311)	(79,510)
Net investment income (loss)	136,316	872	(184,929)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	52,673	12,994	5,405,170
Realized gain distributions	-	-	719,042
Net realized gains (losses)	52,673	12,994	6,124,212
Net change in unrealized appreciation (depreciation)	127,949	27,815	6,850,201
Net realized and change in unrealized gains (losses)	180,622	40,809	12,974,413
Increase (decrease) in net assets from operations	$ 316,938	$41,681	$ 12,789,484

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income Expenses: Mortality and expense risk charges Distribution charges Net investment income (loss)	BBA Sub-Account	SIC Sub-Account	BBB Sub-Account
	$ 8,227 (10,333) (1,240)	$ 2,113,405 (508,015) (60,962)	$26,759 (5,577) (669)
	(3,346)	1,544,428	20,513
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	40,473	212,807	1,492
Realized gain distributions	11,841	454,464	5,922
Net realized gains (losses)	52,314	667,271	7,414
Net change in unrealized appreciation (depreciation)	168,788	(1,698,773)	(18,972)
Net realized and change in unrealized gains (losses)	221,102	(1,031,502)	(11,558)
Increase (decrease) in net assets from operations	$ 217,756	$ 512,926	$8,955

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	FMS Sub-Account	TDM Sub-Account	FTI Sub-Account

Dividend income	$ 4,984,439	$ 801,274	$ 4,569,597
Expenses:
Mortality and expense risk charges	(3,629,585)	(663,893)	(2,955,930)
Distribution charges	(435,550)	(79,667)	(354,712)
Net investment income (loss)	919,304	57,714	1,258,955
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	23,497,932	1,405,542	6,845,194
Realized gain distributions	-	-	-
Net realized gains (losses)	23,497,932	1,405,542	6,845,194
Net change in unrealized appreciation (depreciation)	32,157,285	(2,324,629)	27,659,331
Net realized and change in unrealized gains (losses)	55,655,217	(919,087)	34,504,525
Increase (decrease) in net assets from operations	$ 56,574,521	$ (861,373)	$ 35,763,480

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income Expenses: Mortality and expense risk charges Distribution charges Net investment income (loss)	AAX Sub-Account	FTG Sub-Account	HBF Sub-Account
	$304,513 (105,293) (12,635)	$ 888,946 (495,151) (59,418)	$ 289,207 (217,569) (26,108)
	186,585	334,377	45,530
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(33,644)	3,123,665	669,156
Realized gain distributions	81,419	-	136,094
Net realized gains (losses)	47,775	3,123,665	805,250
Net change in unrealized appreciation (depreciation)	(275,145)	4,866,395	1,142,166
Net realized and change in unrealized gains (losses)	(227,370)	7,990,060	1,947,416
Increase (decrease) in net assets from operations	$(40,785)	$ 8,324,437	$ 1,992,946

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

	HVD Sub-Account	HVG Sub-Account	HVI Sub-Account
Income:
Dividend income	$135,976	$8,254	$37,929
Expenses:
Mortality and expense risk charges	(65,566)	(11,874)	(14,254)
Distribution charges	(7,868)	(1,425)	(1,710)
Net investment income (loss)	62,542	(5,045)	21,965
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	412,800	90,866	167,998
Realized gain distributions	-	-	-
Net realized gains (losses)	412,800	90,866	167,998
Net change in unrealized appreciation (depreciation)	303,727	152,446	15,756
Net realized and change in unrealized gains (losses)	716,527	243,312	183,754
Increase (decrease) in net assets from operations	$779,069	$238,267	$205,719

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income Expenses: Mortality and expense risk charges Distribution charges Net investment income (loss)	HVE Sub-Account	HVM Sub-Account1	HVC Sub-Account
	$ 65,296 (70,763) (8,492)	$1,250 (300) (36)	$ 12,446 (24,850) (2,982)
	(13,959)	914	(15,386)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	273,826	24,099	254,342
Realized gain distributions	-	-	94,467
Net realized gains (losses)	273,826	24,099	348,809
Net change in unrealized appreciation (depreciation)	680,035	(15,488)	118,520
Net realized and change in unrealized gains (losses)	953,861	8,611	467,329
Increase (decrease) in net assets from operations	$ 939,902	$9,525	$ 451,943

1 These sub-accounts were closed and merged into new sub-accounts during 2013 and therefore do not appear on the Statement of Assets and Liabilities as of December 31, 2013.  See note 1 for additional information around merged sub-accounts.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income Expenses: Mortality and expense risk charges Distribution charges Net investment income (loss)	HVS Sub-Account	HRS Sub-Account	HVR Sub-Account
	$ 213,557 (114,613) (13,754)	$23,417 (34,227) (4,107)	$10,487 (20,366) (2,444)
	85,190	(14,917)	(12,323)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	38,811	46,676	71,085
Realized gain distributions	-	65,384	133,952
Net realized gains (losses)	38,811	112,060	205,037
Net change in unrealized appreciation (depreciation)	(396,141)	79,805	98,362
Net realized and change in unrealized gains (losses)	(357,330)	191,865	303,399
Increase (decrease) in net assets from operations	$ (272,140)	$176,948	$291,076

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

	HSS Sub-Account	VKC Sub-Account	VLC Sub-Account
Income:
Dividend income	$ 16,359	$49,387	$ 491,145
Expenses:
Mortality and expense risk charges	(72,782)	(127,991)	(498,091)
Distribution charges	(8,734)	(15,359)	(59,771)
Net investment income (loss)	(65,157)	(93,963)	(66,717)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	756,049	972,308	3,804,837
Realized gain distributions	-	-	-
Net realized gains (losses)	756,049	972,308	3,804,837
Net change in unrealized appreciation (depreciation)	703,423	1,439,732	5,653,647
Net realized and change in unrealized gains (losses)	1,459,472	2,412,040	9,458,484
Increase (decrease) in net assets from operations	$ 1,394,315	$ 2,318,077	$ 9,391,767

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	VKU Sub-Account	AI8 Sub-Account	AAY Sub-Account

Dividend income	$ 1,335,572	$9,711	$651,395
Expenses:
Mortality and expense risk charges	(1,147,923)	(12,149)	(237,303)
Distribution charges	(137,751)	(1,458)	(28,476)
Net investment income (loss)	49,898	(3,896)	385,616
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	3,182,923	26,118	(212,419)
Realized gain distributions	-	-	-
Net realized gains (losses)	3,182,923	26,118	(212,419)
Net change in unrealized appreciation (depreciation)	12,250,499	120,964	(729,964)
Net realized and change in unrealized gains (losses)	15,433,422	147,082	(942,383)
Increase (decrease) in net assets from operations	$ 15,483,320	$143,186	$(556,767)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income Expenses:	AAM Sub-Account	LRE Sub-Account	LA9 Sub-Account
	$ 43,449	$ 839,738	$ -
Mortality and expense risk charges	(48,111)	(902,250)	(620,777)
Distribution charges	(5,773)	(108,270)	(74,493)
Net investment income (loss)	(10,435)	(170,782)	(695,270)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	387,777	1,174,505	3,108,270
Realized gain distributions	-	349,467	6,435,540
Net realized gains (losses)	387,777	1,523,972	9,543,810
Net change in unrealized appreciation (depreciation)	790,127	(2,794,756)	3,142,969
Net realized and change in unrealized gains (losses)	1,177,904	(1,270,784)	12,686,779
Increase (decrease) in net assets from operations	$ 1,167,469	$ (1,441,566)	$ 11,991,509

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	LAV Sub-Account	GGC Sub-Account	GGE Sub-Account

Dividend income	$ 125,520	$ 7,855,655	$ 9,583,380
Expenses:
Mortality and expense risk charges	(767,249)	(2,064,736)	(3,235,835)
Distribution charges	(92,070)	(247,768)	(388,300)
Net investment income (loss)	(733,799)	5,543,151	5,959,245
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	4,702,633	473,391	712,266
Realized gain distributions	6,746,292	-	-
Net realized gains (losses)	11,448,925	473,391	712,266
Net change in unrealized appreciation (depreciation)	3,570,808	24,826,971	32,324,726
Net realized and change in unrealized gains (losses)	15,019,733	25,300,362	33,036,992
Increase (decrease) in net assets from operations	$ 14,285,934	$ 30,843,513	$ 38,996,237

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income Expenses:	FFL Sub-Account	TEG Sub-Account	FFJ Sub-Account
	$ 321,002	$ 22,711	$ -
Mortality and expense risk charges	(1,739,879)	(268,591)	(286,217)
Distribution charges	(208,786)	(32,231)	(34,346)
Net investment income (loss)	(1,627,663)	(278,111)	(320,563)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	3,646,597	1,010,545	782,442
Realized gain distributions	1,016,797	138,664	87,495
Net realized gains (losses)	4,663,394	1,149,209	869,937
Net change in unrealized appreciation (depreciation)	38,324,639	4,528,837	6,178,058
Net realized and change in unrealized gains (losses)	42,988,033	5,678,046	7,047,995
Increase (decrease) in net assets from operations	$ 41,360,370	$ 5,399,935	$ 6,727,432

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	FFK Sub-Account	TND Sub-Account	AAN Sub-Account

Dividend income	$ -	$ -	$ 9,005,967
Expenses:
Mortality and expense risk charges	(637,627)	(231,369)	(12,154,968)
Distribution charges	(76,515)	(27,764)	(1,458,596)
Net investment income (loss)	(714,142)	(259,133)	(4,607,597)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	2,386,783	1,097,488	(3,228,931)
Realized gain distributions	170,918	134,784	3,632,207
Net realized gains (losses)	2,557,701	1,232,272	403,276
Net change in unrealized appreciation/(depreciation)	11,057,386	4,158,655	(20,956,209)
Net realized and change in unrealized gains (losses)	13,615,087	5,390,927	(20,552,933)
Increase (decrease) in net assets from operations	$ 12,900,945	$ 5,131,794	$ (25,160,530)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	FFN Sub-Account	FFO Sub-Account	FFP Sub-Account

Dividend income	$ 636,143	$ 3,063,366	$ 135,540
Expenses:
Mortality and expense risk charges	(3,295,870)	(4,163,193)	(201,988)
Distribution charges	(395,504)	(499,583)	(24,239)
Net investment income (loss)	(3,055,231)	(1,599,410)	(90,687)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	9,646,614	12,373,010	747,845
Realized gain distributions	531,548	792,411	41,591
Net realized gains (losses)	10,178,162	13,165,421	789,436
Net change in unrealized appreciation (depreciation)	50,650,097	66,721,787	3,223,454
Net realized and change in unrealized gains (losses)	60,828,259	79,887,208	4,012,890
Increase (decrease) in net assets from operations	$ 57,773,028	$ 78,287,798	$ 3,922,203

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	MIT Sub-Account	MFL Sub-Account	BDS Sub-Account

Dividend income	$ 6,313,504	$ 2,132,357	$ 3,461,142
Expenses:
Mortality and expense risk charges	(3,929,829)	(1,900,479)	(1,078,557)
Distribution charges	(471,580)	(228,058)	(129,427)
Net investment income (loss)	1,912,095	3,820	2,253,158
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	17,335,109	7,742,467	4,277,880
Realized gain distributions	-	-	1,400,649
Net realized gains (losses)	17,335,109	7,742,467	5,678,529
Net change in unrealized appreciation (depreciation)	72,996,931	28,108,779	(9,502,108)
Net realized and change in unrealized gains (losses)	90,332,040	35,851,246	(3,823,579)
Increase (decrease) in net assets from operations	$ 92,244,135	$ 35,855,066	$ (1,570,421)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	MF7 Sub-Account	RGS Sub-Account	RG1 Sub-Account

Dividend income	$ 7,127,491	$ 1,048,861	$ 343,149
Expenses:
Mortality and expense risk charges	(2,562,796)	(1,367,152)	(673,182)
Distribution charges	(307,535)	(164,058)	(80,782)
Net investment income (loss)	4,257,160	(482,349)	(410,815)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	3,640,846	2,041,557	5,158,867
Realized gain distributions	3,040,503	-	-
Net realized gains (losses)	6,681,349	2,041,557	5,158,867
Net change in unrealized appreciation (depreciation)	(14,868,107)	28,241,500	7,646,574
Net realized and change in unrealized gains (losses)	(8,186,758)	30,283,057	12,805,441
Increase (decrease) in net assets from operations	$ (3,929,598)	$ 29,800,708	$ 12,394,626

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income Expenses:	EME Sub-Account	EM1 Sub-Account	GGS Sub-Account
	$ 503,327	$ 449,805	$ -
Mortality and expense risk charges	(413,603)	(468,888)	(253,940)
Distribution charges	(49,632)	(56,267)	(30,473)
Net investment income (loss)	40,092	(75,350)	(284,413)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(527,085)	(403,919)	(80,953)
Realized gain distributions	-	-	-
Net realized gains (losses)	(527,085)	(403,919)	(80,953)
Net change in unrealized appreciation (depreciation)	(1,848,972)	(1,718,244)	(1,078,169)
Net realized and change in unrealized gains (losses)	(2,376,057)	(2,122,163)	(1,159,122)
Increase (decrease) in net assets from operations	$ (2,335,965)	$ (2,197,513)	$ (1,443,535)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income Expenses:	GG1 Sub-Account	GGR Sub-Account	GG2 Sub-Account
	$ -	$ 374,758	$11,531
Mortality and expense risk charges	(40,029)	(704,211)	(44,329)
Distribution charges	(4,803)	(84,505)	(5,319)
Net investment income (loss)	(44,832)	(413,958)	(38,117)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(1,685)	3,722,435	261,251
Realized gain distributions	-	-	-
Net realized gains (losses)	(1,685)	3,722,435	261,251
Net change in unrealized appreciation (depreciation)	(132,768)	6,723,086	316,209
Net realized and change in unrealized gains (losses)	(134,453)	10,445,521	577,460
Increase (decrease) in net assets from operations	$ (179,285)	$ 10,031,563	$539,343

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	RES Sub-Account	RE1 Sub-Account	GTR Sub-Account

Dividend income	$ 1,810,262	$ 134,852	$ 1,783,555
Expenses:
Mortality and expense risk charges	(1,448,781)	(153,146)	(875,725)
Distribution charges	(173,854)	(18,378)	(105,087)
Net investment income (loss)	187,627	(36,672)	802,743
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	4,922,451	1,810,878	(588,860)
Realized gain distributions	-	-	-
Net realized gains (losses)	4,922,451	1,810,878	(588,860)
Net change in unrealized appreciation (depreciation)	18,341,571	347,323	4,740,693
Net realized and change in unrealized gains (losses)	23,264,022	2,158,201	4,151,833
Increase (decrease) in net assets from operations	$ 23,451,649	$ 2,121,529	$ 4,954,576

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	GT2 Sub-Account	GSS Sub-Account	MFK Sub-Account

Dividend income	$ 21,733,774	$ 3,032,282	$ 6,619,338
Expenses:
Mortality and expense risk charges	(13,362,245)	(1,773,949)	(5,087,955)
Distribution charges	(1,603,469)	(212,874)	(610,555)
Net investment income (loss)	6,768,060	1,045,459	920,828
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	12,472,843	1,151,486	876,794
Realized gain distributions	-	1,100,101	2,741,724
Net realized gains (losses)	12,472,843	2,251,587	3,618,518
Net change in unrealized appreciation (depreciation)	42,239,298	(8,996,997)	(20,265,338)
Net realized and change in unrealized gains (losses)	54,712,141	(6,745,410)	(16,646,820)
Increase (decrease) in net assets from operations	$ 61,480,201	$ (5,699,951)	$ (15,725,992)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	HYS Sub-Account	MFC Sub-Account	IGS Sub-Account

Dividend income	$ 2,069,185	$ 1,910,390	$ 691,795
Expenses:
Mortality and expense risk charges	(1,113,627)	(1,398,913)	(673,608)
Distribution charges	(133,635)	(167,870)	(80,833)
Net investment income (loss)	821,923	343,607	(62,646)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	3,911,722	7,614,753	(1,066,267)
Realized gain distributions	-	-	32,483
Net realized gains (losses)	3,911,722	7,614,753	(1,033,784)
Net change in unrealized appreciation (depreciation)	(474,695)	(4,066,467)	7,208,807
Net realized and change in unrealized gains (losses)	3,437,027	3,548,286	6,175,023
Increase (decrease) in net assets from operations	$ 4,258,950	$ 3,891,893	$ 6,112,377

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	IG1 Sub-Account	MII Sub-Account	MI1 Sub-Account

Dividend income	$ 265,139	$ 743,089	$ 2,080,375
Expenses:
Mortality and expense risk charges	(348,068)	(623,199)	(2,325,215)
Distribution charges	(41,768)	(74,784)	(279,026)
Net investment income (loss)	(124,697)	45,106	(523,866)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	521,542	339,627	3,608,736
Realized gain distributions	15,114	-	-
Net realized gains (losses)	536,656	339,627	3,608,736
Net change in unrealized appreciation (depreciation)	2,301,280	10,933,356	31,771,984
Net realized and change in unrealized gains (losses)	2,837,936	11,272,983	35,380,720
Increase (decrease) in net assets from operations	$ 2,713,239	$ 11,318,089	$ 34,856,854

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	MIS Sub-Account	M1B Sub-Account	MMS Sub-Account

Dividend income	$ 2,438,735	$ 209,542	$ -
Expenses:
Mortality and expense risk charges	(4,354,200)	(697,337)	(1,027,157)
Distribution charges	(522,504)	(83,680)	(123,259)
Net investment income (loss)	(2,437,969)	(571,475)	(1,150,416)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	19,446,367	4,071,099	(2)
Realized gain distributions	-	-	-
Net realized gains (losses)	19,446,367	4,071,099	(2)
Net change in unrealized appreciation (depreciation)	69,853,794	8,105,929	-
Net realized and change in unrealized gains (losses)	89,300,161	12,177,028	(2)
Increase (decrease) in net assets from operations	$ 86,862,192	$ 11,605,553	$ (1,150,418)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income Expenses:	MM1 Sub-Account	NWD Sub-Account	M1A Sub-Account
	$ -	$ -	$ -
Mortality and expense risk charges	(3,663,749)	(849,855)	(896,202)
Distribution charges	(439,650)	(101,983)	(107,544)
Net investment income (loss)	(4,103,399)	(951,838)	(1,003,746)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	-	3,877,730	11,147,226
Realized gain distributions	-	1,016,237	928,949
Net realized gains (losses)	-	4,893,967	12,076,175
Net change in unrealized appreciation (depreciation)	-	17,538,848	8,229,830
Net realized and change in unrealized gains (losses)	-	22,432,815	20,306,005
Increase (decrease) in net assets from operations	$ (4,103,399)	$ 21,480,977	$ 19,302,259

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	RIS Sub-Account	RI1 Sub-Account	SIS Sub-Account

Dividend income	$ 237,365	$ 405,452	$ 1,196,018
Expenses:
Mortality and expense risk charges	(429,207)	(1,291,231)	(507,293)
Distribution charges	(51,505)	(154,948)	(60,875)
Net investment income (loss)	(243,347)	(1,040,727)	627,850
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(1,482,856)	1,320,729	1,250,604
Realized gain distributions	-	-	-
Net realized gains (losses)	(1,482,856)	1,320,729	1,250,604
Net change in unrealized appreciation (depreciation)	6,991,163	12,990,224	(1,919,246)
Net realized and change in unrealized gains (losses)	5,508,307	14,310,953	(668,642)
Increase (decrease) in net assets from operations	$ 5,264,960	$ 13,270,226	$ (40,792)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income Expenses:	SI1 Sub-Account	TEC Sub-Account	TE1 Sub-Account
	$224,959	$ -	$-
Mortality and expense risk charges	(107,935)	(176,822)	(18,822)
Distribution charges	(12,952)	(21,219)	(2,259)
Net investment income (loss)	104,072	(198,041)	(21,081)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	226,226	1,282,882	121,241
Realized gain distributions	-	12,970	1,349
Net realized gains (losses)	226,226	1,295,852	122,590
Net change in unrealized appreciation (depreciation)	(371,594)	2,896,879	283,096
Net realized and change in unrealized gains (losses)	(145,368)	4,192,731	405,686
Increase (decrease) in net assets from operations	$(41,296)	$ 3,994,690	$384,605

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	TRS Sub-Account1	MFJ Sub-Account1	UTS Sub-Account

Dividend income	$ 17,637,292	$ 21,019,862	$ 4,341,598
Expenses:
Mortality and expense risk charges	(3,493,090)	(5,601,171)	(2,001,786)
Distribution charges	(419,171)	(672,141)	(240,214)
Net investment income (loss)	13,725,031	14,746,550	2,099,598
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	17,198,483	63,027,628	6,317,816
Realized gain distributions	23,830,815	31,794,484	11,142,396
Net realized gains (losses)	41,029,298	94,822,112	17,460,212
Net change in unrealized appreciation (depreciation)	(13,975,103)	(56,716,209)	7,730,989
Net realized and change in unrealized gains (losses)	27,054,195	38,105,903	25,191,201
Increase (decrease) in net assets from operations	$ 40,779,226	$ 52,852,453	$ 27,290,799

1 These sub-accounts were closed and merged into new sub-accounts during 2013 and therefore do not appear on the Statement of Assets and Liabilities as of December 31, 2013.  See note 1 for additional information around merged sub-accounts.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	MFE Sub-Account	MVS Sub-Account	MV1 Sub-Account

Dividend income	$ 2,745,796	$ 3,390,605	$ 4,905,941
Expenses:
Mortality and expense risk charges	(1,617,194)	(1,513,466)	(2,787,381)
Distribution charges	(194,063)	(181,616)	(334,486)
Net investment income (loss)	934,539	1,695,523	1,784,074
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	9,363,675	(2,152,632)	19,038,271
Realized gain distributions	7,763,225	6,790,862	10,770,642
Net realized gains (losses)	17,126,900	4,638,230	29,808,913
Net change in unrealized appreciation (depreciation)	134,374	27,681,501	22,124,563
Net realized and change in unrealized gains (losses)	17,261,274	32,319,731	51,933,476
Increase (decrease) in net assets from operations	$ 18,195,813	$ 34,015,254	$ 53,717,550

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	VSC Sub-Account	6XX Sub-Account	SC3 Sub-Account

Dividend income	$ 1,589,310	$ 23,535,344	$186,906
Expenses:
Mortality and expense risk charges	(1,677,558)	(12,790,399)	(59,037)
Distribution charges	(201,307)	(1,534,848)	(7,084)
Net investment income (loss)	(289,555)	9,210,097	120,785
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	21,973,680	15,997,912	401,403
Realized gain distributions	7,178,688	62,238,490	-
Net realized gains (losses)	29,152,368	78,236,402	401,403
Net change in unrealized appreciation (depreciation)	10,972,117	(22,507,114)	(407,907)
Net realized and change in unrealized gains (losses)	40,124,485	55,729,288	(6,504)
Increase (decrease) in net assets from operations	$ 39,834,930	$ 64,939,385	$114,281

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	SRE Sub-Account	8XX Sub-Account	5XX Sub-Account

Dividend income	$ 4,777,741	$ 12,717,365	$ -
Expenses:
Mortality and expense risk charges	(1,611,599)	(8,150,659)	(3,750,717)
Distribution charges	(193,392)	(978,079)	(450,086)
Net investment income (loss)	2,972,750	3,588,627	(4,200,803)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	10,801,934	13,706,688	(1,276,096)
Realized gain distributions	-	48,415,241	15,125,595
Net realized gains (losses)	10,801,934	62,121,929	13,849,499
Net change in unrealized appreciation (depreciation)	(10,260,139)	36,174,597	(28,587,025)
Net realized and change in unrealized gains (losses)	541,795	98,296,526	(14,737,526)
Increase (decrease) in net assets from operations	$ 3,514,545	$ 101,885,153	$ (18,938,329)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income Expenses:	SDC Sub-Account	S15 Sub-Account	SGC Sub-Account
	$ 590,140	$ -	$ 587,375
Mortality and expense risk charges	(7,025,879)	(2,706,944)	(808,601)
Distribution charges	(843,106)	(324,833)	(97,032)
Net investment income (loss)	(7,278,845)	(3,031,777)	(318,258)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,438,843	37,676	6,853,887
Realized gain distributions	1,269,604	535,688	7,742,047
Net realized gains (losses)	2,708,447	573,364	14,595,934
Net change in unrealized appreciation (depreciation)	(63,436)	442,787	1,115,772
Net realized and change in unrealized gains (losses)	2,645,011	1,016,151	15,711,706
Increase (decrease) in net assets from operations	$ (4,633,834)	$ (2,015,626)	$ 15,393,448

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	S13 Sub-Account	7XX Sub-Account	2XX Sub-Account

Dividend income	$ 319,871	$ 45,832,487	$ 85,859
Expenses:
Mortality and expense risk charges	(495,987)	(28,398,612)	(145,437)
Distribution charges	(59,518)	(3,407,833)	(17,452)
Net investment income (loss)	(235,634)	14,026,042	(77,030)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	872,572	34,657,759	15,457
Realized gain distributions	5,193,499	116,786,663	103,677
Net realized gains (losses)	6,066,071	151,444,422	119,134
Net change in unrealized appreciation (depreciation)	3,943,157	98,719,218	3,132,608
Net realized and change in unrealized gains (losses)	10,009,228	250,163,640	3,251,742
Increase (decrease) in net assets from operations	$ 9,773,594	$ 264,189,682	$ 3,174,712

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

	AAW Sub-Account	VKM Sub-Account	OCA Sub-Account
Income:
Dividend income	$990	$ 27,572	$ 177,198
Expenses:
Mortality and expense risk charges	(14,033)	(187,995)	(363,608)
Distribution charges	(1,684)	(22,559)	(43,633)
Net investment income (loss)	(14,727)	(182,982)	(230,043)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	57,854	58,630	2,951,371
Realized gain distributions	18,132	260,609	-
Net realized gains (losses)	75,986	319,239	2,951,371
Net change in unrealized appreciation (depreciation)	307,518	3,562,829	2,995,880
Net realized and change in unrealized gains (losses)	383,504	3,882,068	5,947,251
Increase (decrease) in net assets from operations	$368,777	$ 3,699,086	$ 5,717,208

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	OBV Sub-Account	OGG Sub-Account	OMG Sub-Account

Dividend income	$ 278,306	$ 330,826	$ 2,956,432
Expenses:
Mortality and expense risk charges	(197,051)	(434,298)	(5,367,660)
Distribution charges	(23,646)	(52,116)	(644,119)
Net investment income (loss)	57,609	(155,588)	(3,055,347)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	533,505	3,471,686	20,980,509
Realized gain distributions	-	-	-
Net realized gains (losses)	533,505	3,471,686	20,980,509
Net change in unrealized appreciation (depreciation)	765,460	3,153,140	70,569,562
Net realized and change in unrealized gains (losses)	1,298,965	6,624,826	91,550,071
Increase (decrease) in net assets from operations	$ 1,356,574	$ 6,469,238	$ 88,494,724

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	OMS Sub-Account	AAQ Sub-Account

Dividend income	$ 61,663	$774
Expenses:
Mortality and expense risk charges	(140,037)	(601)
Distribution charges	(16,804)	(72)
Net investment income (loss)	(95,178)	101
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,247,463	6,675
Realized gain distributions	106,460	-
Net realized gains (losses)	1,353,923	6,675
Net change in unrealized appreciation (depreciation)	1,581,252	(17)
Net realized and change in unrealized gains (losses)	2,935,175	6,658
Increase (decrease) in net assets from operations	$ 2,839,997	$6,759

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	PRA Sub-Account	AAP Sub-Account	BBD Sub-Account

Dividend income	$ 1,682,071	$ 1,121,686	$ 15,223
Expenses:
Mortality and expense risk charges	(528,259)	(355,682)	(12,466)
Distribution charges	(63,391)	(42,682)	(1,496)
Net investment income (loss)	1,090,421	723,322	1,261
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	78,500	407,230	(39,570)
Realized gain distributions	-	-	-
Net realized gains (losses)	78,500	407,230	(39,570)
Net change in unrealized appreciation (depreciation)	(1,886,560)	(1,586,952)	(117,940)
Net realized and change in unrealized gains (losses)	(1,808,060)	(1,179,722)	(157,510)
Increase (decrease) in net assets from operations	$ (717,639)	$ (456,400)	$ (156,249)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	PCR Sub-Account	PMB Sub-Account	BBE Sub-Account

Dividend income	$ 1,095,034	$ 1,231,094	$29,427
Expenses:
Mortality and expense risk charges	(940,054)	(373,438)	(8,585)
Distribution charges	(112,807)	(44,813)	(1,030)
Net investment income (loss)	42,173	812,843	19,812
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(4,878,613)	506,023	1,826
Realized gain distributions	-	180,293	4,557
Net realized gains (losses)	(4,878,613)	686,316	6,383
Net change in unrealized appreciation (depreciation)	(6,176,373)	(3,817,091)	(82,268)
Net realized and change in unrealized gains (losses)	(11,054,986)	(3,130,775)	(75,885)
Increase (decrease) in net assets from operations	$ (11,012,813)	$ (2,317,932)	$(56,073)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	6TT Sub-Account	PRR Sub-Account	PTR Sub-Account

Dividend income	$ 29,899,051	$ 1,458,194	$ 7,048,275
Expenses:
Mortality and expense risk charges	(13,921,964)	(1,351,699)	(4,881,656)
Distribution charges	(1,670,636)	(162,204)	(585,799)
Net investment income (loss)	14,306,451	(55,709)	1,580,820
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(11,835,045)	3,278,542	4,969,227
Realized gain distributions	-	634,372	2,656,503
Net realized gains (losses)	(11,835,045)	3,912,914	7,625,730
Net change in unrealized appreciation (depreciation)	(98,043,491)	(13,908,792)	(20,923,215)
Net realized and change in unrealized gains (losses)	(109,878,536)	(9,995,878)	(13,297,485)
Increase (decrease) in net assets from operations	$ (95,572,085)	$ (10,051,587)	$ (11,716,665)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income Expenses:	AAR Sub-Account	AAS Sub-Account	WTF Sub-Account
	$-	$ 84,969	$1,515
Mortality and expense risk charges	(208,539)	(102,228)	(7,902)
Distribution charges	(25,025)	(12,267)	(948)
Net investment income (loss)	(233,564)	(29,526)	(7,335)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	110,957	467,110	96,881
Realized gain distributions	34,158	-	7,665
Net realized gains (losses)	145,115	467,110	104,546
Net change in unrealized appreciation (depreciation)	361,848	1,165,448	50,871
Net realized and change in unrealized gains (losses)	506,963	1,632,558	155,417
Increase (decrease) in net assets from operations	$273,399	$ 1,603,032	$148,082

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income Expenses: Mortality and expense risk charges Distribution charges Net investment income (loss)	USC Sub-Account	AAL Sub-Account
	$101 (1,257) (151)	$ 383,703 (424,579) (50,949)
	(1,307)	(91,825)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	902	(138,076)
Realized gain distributions	6,393	999,590
Net realized gains (losses)	7,295	861,514
Net change in unrealized appreciation (depreciation)	14,123	(2,005,056)
Net realized and change in unrealized gains (losses)	21,418	(1,143,542)
Increase (decrease) in net assets from operations	$20,111	$ (1,235,367)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	AVB Sub-Account		AAA Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$393,966	$ 160,364	$ (993,036)	$ (709,017)(709,017)
Net realized gains (losses)	3,504,978	2,328,756	1,419,361	78,154
Net change in unrealized appreciation/(depreciation)	4,527,560	3,976,713	6,934,531	3,433,744
Increase (decrease) in net assets from operations	8,426,504	6,465,833	7,360,856	2,802,881
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	280,627	1,095,498	512,501	2,266,170
Transfers between Sub-Accounts (including the Fixed Account), net	5,654,349	916,445	48,271,325	11,647,367
Withdrawals, surrenders, annuitizations and contract charges	(7,799,890)	(6,925,266)	(3,503,370)	(1,029,572)
Net accumulation activity	(1,864,914)	(4,913,323)	45,280,456	12,883,965
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	(1,864,914)	(4,913,323)	45,280,456	12,883,965
Total increase (decrease) in net assets	6,561,590	1,552,510	52,641,312	15,686,846
Net assets at beginning of year	59,011,011	57,458,501	54,255,262	38,568,416
Net assets at end of year	$ 65,572,601	$ 59,011,011	$ 106,896,574	$ 54,255,262

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	AN4 Sub-Account		IVB Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$(85,257)	$(21,311)	$ 2,541,320	$(229,566)
Net realized gains (losses)	200,029	163,001	5,395,068	2,349,872
Net change in unrealized appreciation/(depreciation)	873,062	1,063,094	3,944,056	6,161,231
Increase (decrease) in net assets from operations	987,834	1,204,784	11,880,444	8,281,537
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	48,786	88,873	772,533	661,307
Transfers between Sub-Accounts (including the Fixed Account), net	406,945	(721,977)	(4,727,904)	(971,184)
Withdrawals, surrenders, annuitizations and contract charges	(1,085,916)	(672,275)	(8,394,728)	(8,982,083)
Net accumulation activity	(630,185)	(1,305,379)	(12,350,099)	(9,291,960)
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	(630,185)	(1,305,379)	(12,350,099)	(9,291,960)
Total increase (decrease) in net assets	357,649	(100,595)	(469,655)	(1,010,423)
Net assets at beginning of year	8,792,098	8,892,693	63,597,746	64,608,169
Net assets at end of year	$ 9,149,747	$ 8,792,098	$ 63,128,091	$ 63,597,746

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	AAU Sub-Account		9XX Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ (67,007)	$ (13,411)	$ (5,069,627)	$ (1,498,838)
Net realized gains (losses)	785,315	39,702	53,419,036	16,448,031
Net change in unrealized appreciation/(depreciation)	773,419	59,189	45,174,332	47,154,788
Increase (decrease) in net assets from operations	1,491,727	85,480	93,523,741	62,103,981
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	22,964	625	3,725,468	8,884,136
Transfers between Sub-Accounts (including the Fixed Account), net	6,706,751	1,499,336	(27,871,921)	5,318,879
Withdrawals, surrenders, annuitizations and contract charges	(641,772)	(86,103)	(70,390,862)	(44,803,619)
Net accumulation activity	6,087,943	1,413,858	(94,537,315)	(30,600,604)
Annuitization Activity:
Annuitizations	-	26,968	16,498	118,749
Annuity payments and contract charges	(1,392)	(888)	(11,188)	(9,634)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(741)	(619)	(2,338)	(165)
Net annuitization activity	(2,133)	25,461	2,972	108,950
Net increase (decrease) from contract owner transactions	6,085,810	1,439,319	(94,534,343)	(30,491,654)
Total increase (decrease) in net assets	7,577,537	1,524,799	(1,010,602)	31,612,327
Net assets at beginning of year	1,588,940	64,141	788,739,478	757,127,151
Net assets at end of year	$ 9,166,477	$ 1,588,940	$ 787,728,876	$ 788,739,478

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	NMT Sub-Account		MCC Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$(568)	$(673)	$ (1,615,180)	$ (1,884,950)
Net realized gains (losses)	1,079	(488)	11,052,755	(1,095,310)
Net change in unrealized appreciation/(depreciation)	15,081	4,865	27,659,481	13,205,888
Increase (decrease) in net assets from operations	15,592	3,704	37,097,056	10,225,628
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	-	-	862,548	693,113
Transfers between Sub-Accounts (including the Fixed Account), net	(8,333)	719	(19,314,602)	(1,290,228)
Withdrawals, surrenders, annuitizations and contract charges	(1,396)	(1,354)	(14,444,048)	(13,447,533)
Net accumulation activity	(9,729)	(635)	(32,896,102)	(14,044,648)
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	(3,322)	(2,837)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	(1,205)	(435)
Net annuitization activity	-	-	(4,527)	(3,272)
Net increase (decrease) from contract owner transactions	(9,729)	(635)	(32,900,629)	(14,047,920)
Total increase (decrease) in net assets	5,863	3,069	4,196,427	(3,822,292)
Net assets at beginning of year	41,258	38,189	106,744,410	110,566,702
Net assets at end of year	$47,121	$41,258	$ 110,940,837	$ 106,744,410

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	NNG Sub-Account		CMG Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$(463)	$(269)	$ (494,404)	$ (382,553)
Net realized gains (losses)	169	76	4,996,418	2,869,542
Net change in unrealized appreciation/(depreciation)	9,181	2,694	4,217,352	452,696
Increase (decrease) in net assets from operations	8,887	2,501	8,719,366	2,939,685
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	-	-	214,326	253,248
Transfers between Sub-Accounts (including the Fixed Account), net	-	-	(1,191,199)	(204,611)
Withdrawals, surrenders, annuitizations and contract charges	(5)	(5)	(5,771,131)	(2,894,856)
Net accumulation activity	(5)	(5)	(6,748,004)	(2,846,219)
Annuitization Activity:
Annuitizations	-	-	-	55,672
Annuity payments and contract charges	-	-	(2,605)	(1,829)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	(1,377)	(1,186)
Net annuitization activity	-	-	(3,982)	52,657
Net increase (decrease) from contract owner transactions	(5)	(5)	(6,751,986)	(2,793,562)
Total increase (decrease) in net assets	8,882	2,496	1,967,380	146,123
Net assets at beginning of year	26,696	24,200	29,316,702	29,170,579
Net assets at end of year	$35,578	$26,696	$ 31,284,082	$ 29,316,702

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	NMI Sub-Account		CSC Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ (127,372)	$ (85,297)	$(230)	$(210)
Net realized gains (losses)	601,280	583,433	(145)	512
Net change in unrealized appreciation/(depreciation)	1,184,396	1,121,912	6,547	1,043
Increase (decrease) in net assets from operations	1,658,304	1,620,048	6,172	1,345
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	63,275	17,220	-	-
Transfers between Sub-Accounts (including the Fixed Account), net	(725,803)	(1,139,859)	14,346	169
Withdrawals, surrenders, annuitizations and contract charges	(1,112,509)	(1,303,229)	(109)	(62)
Net accumulation activity	(1,775,037)	(2,425,868)	14,237	107
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	(1,775,037)	(2,425,868)	14,237	107
Total increase (decrease) in net assets	(116,733)	(805,820)	20,409	1,452
Net assets at beginning of year	9,865,957	10,671,777	15,387	13,935
Net assets at end of year	$ 9,749,224	$ 9,865,957	$35,796	$15,387

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	FVB Sub-Account		FL1 Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$(274,598)	$(104,102)	$ (2,043,632)	$ (1,345,026)
Net realized gains (losses)	8,821,865	8,711,774	28,158,554	19,278,522
Net change in unrealized appreciation/(depreciation)	6,966,114	1,477,953	33,762,988	12,847,970
Increase (decrease) in net assets from operations	15,513,381	10,085,625	59,877,910	30,781,466
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	430,300	1,388,069	1,178,450	1,543,391
Transfers between Sub-Accounts (including the Fixed Account), net	9,484,749	7,592,175	(13,333,664)	(7,944,949)
Withdrawals, surrenders, annuitizations and contract charges	(9,421,104)	(7,836,356)	(31,792,860)	(18,921,164)
Net accumulation activity	493,945	1,143,888	(43,948,074)	(25,322,722)
Annuitization Activity:
Annuitizations	-	-	11,693	107,790
Annuity payments and contract charges	-	-	(9,992)	(7,423)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	(2,461)	(729)
Net annuitization activity	-	-	(760)	99,638
Net increase (decrease) from contract owner transactions	493,945	1,143,888	(43,948,834)	(25,223,084)
Total increase (decrease) in net assets	16,007,326	11,229,513	15,929,076	5,558,382
Net assets at beginning of year	87,912,238	76,682,725	226,589,248	221,030,866
Net assets at end of year	$ 103,919,564	$ 87,912,238	$ 242,518,324	$ 226,589,248

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations: Net investment income (loss)	F10 Sub-Account		F15 Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
	$ (22,718)	$ (7,248)	$ (77,190)	$ 11,698
Net realized gains (losses)	490,521	313,914	2,222,125	774,539
Net change in unrealized appreciation/(depreciation)	112,744	218,444	988,561	1,910,427
Increase (decrease) in net assets from operations	580,547	525,110	3,133,496	2,696,664
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,154	5,861	70,160	65,505
Transfers between Sub-Accounts (including the Fixed Account), net	60,937	625,962	(403,051)	(178,517)
Withdrawals, surrenders, annuitizations and contract charges	(1,218,438)	(871,987)	(5,131,965)	(2,650,609)
Net accumulation activity	(1,156,347)	(240,164)	(5,464,856)	(2,763,621)
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	(1,156,347)	(240,164)	(5,464,856)	(2,763,621)
Total increase (decrease) in net assets	(575,800)	284,946	(2,331,360)	(66,957)
Net assets at beginning of year	5,687,870	5,402,924	28,165,613	28,232,570
Net assets at end of year	$ 5,112,070	$ 5,687,870	$ 25,834,253	$ 28,165,613

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	F20 Sub-Account		FVM Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ (50,144)	$12,547	$ (2,264,479)	$ (2,072,845)
Net realized gains (losses)	1,469,476	172,976	31,939,727	14,547,191
Net change in unrealized appreciation/(depreciation)	3,502,768	3,858,316	16,712,825	7,232,838
Increase (decrease) in net assets from operations	4,922,100	4,043,839	46,388,073	19,707,184
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	5,591	70,921	676,832	1,243,666
Transfers between Sub-Accounts (including the Fixed Account), net	650,396	556,370	(20,462,669)	(6,313,670)
Withdrawals, surrenders, annuitizations and contract charges	(3,508,953)	(4,755,446)	(17,978,689)	(17,761,432)
Net accumulation activity	(2,852,966)	(4,128,155)	(37,764,526)	(22,831,436)
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	(2,640)	(2,122)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	(1,095)	(516)
Net annuitization activity	-	-	(3,735)	(2,638)
Net increase (decrease) from contract owner transactions	(2,852,966)	(4,128,155)	(37,768,261)	(22,834,074)
Total increase (decrease) in net assets	2,069,134	(84,316)	8,619,812	(3,126,890)
Net assets at beginning of year	37,000,260	37,084,576	154,665,507	157,792,397
Net assets at end of year	$ 39,069,394	$ 37,000,260	$ 163,285,319	$ 154,665,507

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

	SGI Sub-Account		S17 Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Operations:
Net investment income (loss)	$ 16,935	$ (4,319,473)	$5,262,746	$544,172
Net realized gains (losses)	47,763,464	37,846,544	11,690,975	1,764,062
Net change in unrealized appreciation/(depreciation)	2,530,363	24,657,705	(7,049,113)	3,954,939
Increase (decrease) in net assets from operations	50,310,762	58,184,776	9,904,608	6,263,173
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	2,188,137	3,967,604	515,811	90,390
Transfers between Sub-Accounts (including the Fixed Account), net	(12,547,953)	(21,913,842)	529,888	(1,031,956)
Withdrawals, surrenders, annuitizations and contract charges	(48,739,411)	(37,155,911)	(7,915,483)	(5,421,479)
Net accumulation activity	(59,099,227)	(55,102,149)	(6,869,784)	(6,363,045)
Annuitization Activity:
Annuitizations	27,554	-	-	-
Annuity payments and contract charges	(2,222)	(1,118)	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(473)	479	-	-
Net annuitization activity	24,859	(639)	-	-
Net increase (decrease) from contract owner transactions	(59,074,368)	(55,102,788)	(6,869,784)	(6,363,045)
Total increase (decrease) in net assets	(8,763,606)	3,081,988	3,034,824	(99,872)
Net assets at beginning of year	464,766,322	461,684,334	48,525,970	48,625,842
Net assets at end of year	$ 456,002,716	$ 464,766,322	$51,560,794	$48,525,970

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	ISC Sub-Account		AAZ Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ 5,584,359	$ 5,680,615	$136,316	$ 118,006
Net realized gains (losses)	5,529,571	3,434,871	52,673	13,653
Net change in unrealized appreciation/(depreciation)	2,574,683	3,034,072	127,949	89,355
Increase (decrease) in net assets from operations	13,688,613	12,149,558	316,938	221,014
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	909,479	924,145	460,614	478,553
Transfers between Sub-Accounts (including the Fixed Account), net	(1,165,202)	7,049,998	(155,367)	531,807
Withdrawals, surrenders, annuitizations and contract charges	(15,921,895)	(14,689,486)	(142,112)	(54,651)
Net accumulation activity	(16,177,618)	(6,715,343)	163,135	955,709
Annuitization Activity:
Annuitizations	12,250	-	-	-
Annuity payments and contract charges	(12,686)	(10,913)	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(819)	(774)	-	-
Net annuitization activity	(1,255)	(11,687)	-	-
Net increase (decrease) from contract owner transactions	(16,178,873)	(6,727,030)	163,135	955,709
Total increase (decrease) in net assets	(2,490,260)	5,422,528	480,073	1,176,723
Net assets at beginning of year	121,315,834	115,893,306	2,515,056	1,338,333
Net assets at end of year	$ 118,825,574	$ 121,315,834	$ 2,995,129	$ 2,515,056

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	BBC Sub-Account		FVS Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$872	$804	$ (184,929)	$ (381,109)
Net realized gains (losses)	12,994	2,312	6,124,212	3,245,320
Net change in unrealized appreciation/(depreciation)	27,815	12,508	6,850,201	3,311,021
Increase (decrease) in net assets from operations	41,681	15,624	12,789,484	6,175,232
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	-	5,643	332,375	341,380
Transfers between Sub-Accounts (including the Fixed Account), net	21,432	21,608	879,628	(1,034,147)
Withdrawals, surrenders, annuitizations and contract charges	(3,083)	(2,338)	(6,181,974)	(5,075,549)
Net accumulation activity	18,349	24,913	(4,969,971)	(5,768,316)
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	(1,914)	(2,165)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	2,206	(382)
Net annuitization activity	-	-	292	(2,547)
Net increase (decrease) from contract owner transactions	18,349	24,913	(4,969,679)	(5,770,863)
Total increase (decrease) in net assets	60,030	40,537	7,819,805	404,369
Net assets at beginning of year	145,875	105,338	39,374,752	38,970,383
Net assets at end of year	$205,905	$145,875	$ 47,194,557	$ 39,374,752

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	BBA Sub-Account		SIC Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$(3,346)	$(5,296)	$ 1,544,428	$ 1,838,274
Net realized gains (losses)	52,314	9,699	667,271	726,859
Net change in unrealized appreciation/(depreciation)	168,788	90,727	(1,698,773)	1,047,542
Increase (decrease) in net assets from operations	217,756	95,130	512,926	3,612,675
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	566	27,938	582,705	434,002
Transfers between Sub-Accounts (including the Fixed Account), net	15,530	14,972	1,661,262	299,530
Withdrawals, surrenders, annuitizations and contract charges	(11,142)	(8,937)	(5,619,477)	(3,685,102)
Net accumulation activity	4,954	33,973	(3,375,510)	(2,951,570)
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	4,954	33,973	(3,375,510)	(2,951,570)
Total increase (decrease) in net assets	222,710	129,103	(2,862,584)	661,105
Net assets at beginning of year	643,132	514,029	35,029,483	34,368,378
Net assets at end of year	$865,842	$643,132	$ 32,166,899	$ 35,029,483

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

	BBB Sub-Account		FMS Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Operations:
Net investment income (loss)	$20,513	$17,472	$ 919,304	$ 918,595
Net realized gains (losses)	7,414	1,157	23,497,932	(134,007)
Net change in unrealized appreciation/(depreciation)	(18,972)	12,152	32,157,285	28,175,340
Increase (decrease) in net assets from operations	8,955	30,781	56,574,521	28,959,928
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	10,976	18,503	1,126,867	1,371,719
Transfers between Sub-Accounts (including the Fixed Account), net	148,564	168,037	(20,153,341)	(13,412,692)
Withdrawals, surrenders, annuitizations and contract charges	(46,217)	(27,848)	(34,169,549)	(22,525,875)
Net accumulation activity	113,323	158,692	(53,196,023)	(34,566,848)
Annuitization Activity:
Annuitizations	-	-	13,496	-
Annuity payments and contract charges	-	-	(2,380)	(1,790)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	(704)	(309)
Net annuitization activity	-	-	10,412	(2,099)
Net increase (decrease) from contract owner transactions	113,323	158,692	(53,185,611)	(34,568,947)
Total increase (decrease) in net assets	122,278	189,473	3,388,910	(5,609,019)
Net assets at beginning of year	378,585	189,112	238,076,966	243,685,985
Net assets at end of year	$500,863	$378,585	$ 241,465,876	$ 238,076,966

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

	TDM Sub-Account		FTI Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Operations:
Net investment income (loss)	$ 57,714	$(132,873)	$ 1,258,955	$ 2,838,518
Net realized gains (losses)	1,405,542	(401,357)	6,845,194	(20,030,110)
Net change in unrealized appreciation/(depreciation)	(2,324,629)	6,065,172	27,659,331	49,374,773
Increase (decrease) in net assets from operations	(861,373)	5,530,942	35,763,480	32,183,181
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	208,643	213,057	1,955,243	1,150,774
Transfers between Sub-Accounts (including the Fixed Account), net	5,422,377	(1,552,201)	(5,562,948)	(14,159,849)
Withdrawals, surrenders, annuitizations and contract charges	(5,845,266)	(6,123,403)	(37,981,647)	(34,194,721)
Net accumulation activity	(214,246)	(7,462,547)	(41,589,352)	(47,203,796)
Annuitization Activity:
Annuitizations	-	-	7,331	-
Annuity payments and contract charges	(777)	(769)	(20,786)	(12,852)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(75)	(181)	(6,448)	(687)
Net annuitization activity	(852)	(950)	(19,903)	(13,539)
Net increase (decrease) from contract owner transactions	(215,098)	(7,463,497)	(41,609,255)	(47,217,335)
Total increase (decrease) in net assets	(1,076,471)	(1,932,555)	(5,845,775)	(15,034,154)
Net assets at beginning of year	44,554,239	46,486,794	192,256,195	207,290,349
Net assets at end of year	$ 43,477,768	$ 44,554,239	$ 186,410,420	$ 192,256,195

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

	AAX Sub-Account		FTG Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Operations:
Net investment income (loss)	$186,585	$ 86,668	$ 334,377	$ 95,226
Net realized gains (losses)	47,775	5,596	3,123,665	(1,423,057)
Net change in unrealized appreciation/(depreciation)	(275,145)	143,163	4,866,395	7,040,177
Increase (decrease) in net assets from operations	(40,785)	235,427	8,324,437	5,712,346
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	143,632	56,425	172,734	208,958
Transfers between Sub-Accounts (including the Fixed Account), net	5,233,980	3,908,582	(936,246)	(1,933,861)
Withdrawals, surrenders, annuitizations and contract charges	(1,186,992)	(385,811)	(5,192,098)	(3,140,133)
Net accumulation activity	4,190,620	3,579,196	(5,955,610)	(4,865,036)
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	4,190,620	3,579,196	(5,955,610)	(4,865,036)
Total increase (decrease) in net assets	4,149,835	3,814,623	2,368,827	847,310
Net assets at beginning of year	4,125,222	310,599	31,651,870	30,804,560
Net assets at end of year	$ 8,275,057	$ 4,125,222	$ 34,020,697	$ 31,651,870

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	HBF Sub-Account		HVD Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$45,530	$(12,988)	$ 62,542	$ 102,254
Net realized gains (losses)	805,250	324,765	412,800	242,670
Net change in unrealized appreciation/(depreciation)	1,142,166	957,410	303,727	74,135
Increase (decrease) in net assets from operations	1,992,946	1,269,187	779,069	419,059
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	110,372	459,734	1,016	89,217
Transfers between Sub-Accounts (including the Fixed Account), net	(1,963,694)	(20,732)	(46,852)	18,066
Withdrawals, surrenders, annuitizations and contract charges	(1,737,121)	(1,235,280)	(653,145)	(369,251)
Net accumulation activity	(3,590,443)	(796,278)	(698,981)	(261,968)
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	(3,590,443)	(796,278)	(698,981)	(261,968)
Total increase (decrease) in net assets	(1,597,497)	472,909	80,088	157,091
Net assets at beginning of year	16,579,285	16,106,376	4,528,237	4,371,146
Net assets at end of year	$ 14,981,788	$ 16,579,285	$ 4,608,325	$ 4,528,237

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

	HVG Sub-Account		HVI Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Operations:
Net investment income (loss)	$(5,045)	$(9,824)	$21,965	$ 23,408
Net realized gains (losses)	90,866	21,596	167,998	60,960
Net change in unrealized appreciation/(depreciation)	152,446	58,070	15,756	12,330
Increase (decrease) in net assets from operations	238,267	69,842	205,719	96,698
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	640	445	5,880	8,161
Transfers between Sub-Accounts (including the Fixed Account), net	(156,820)	27,527	(75,743)	(47,871)
Withdrawals, surrenders, annuitizations and contract charges	(99,755)	(57,268)	(265,674)	(109,332)
Net accumulation activity	(255,935)	(29,296)	(335,537)	(149,042)
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	(255,935)	(29,296)	(335,537)	(149,042)
Total increase (decrease) in net assets	(17,668)	40,546	(129,818)	(52,344)
Net assets at beginning of year	848,512	807,966	1,062,389	1,114,733
Net assets at end of year	$830,844	$848,512	$932,571	$ 1,062,389

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	HVE Sub-Account		HVM Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ (13,959)	$ (21,857)	$914	$(828)
Net realized gains (losses)	273,826	232,617	24,099	2,027
Net change in unrealized appreciation/(depreciation)	680,035	395,879	(15,488)	5,872
Increase (decrease) in net assets from operations	939,902	606,639	9,525	7,071
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	4,253	71,629	1	-
Transfers between Sub-Accounts (including the Fixed Account), net	(556,140)	(247,409)	(92,215)	(830)
Withdrawals, surrenders, annuitizations and contract charges	(610,508)	(435,297)	(232)	(864)
Net accumulation activity	(1,162,395)	(611,077)	(92,446)	(1,694)
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	(1,162,395)	(611,077)	(92,446)	(1,694)
Total increase (decrease) in net assets	(222,493)	(4,438)	(82,921)	5,377
Net assets at beginning of year	4,972,427	4,976,865	82,921	77,544
Net assets at end of year	$ 4,749,934	$ 4,972,427	$-	$82,921

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	HVC Sub-Account		HVS Sub-Account
	December 31, 2013	December 31, 2012	December 31, December 31, 2013 2012

Net investment income (loss)	$(15,386)$	(21,700)	$85,190$	80,118
Net realized gains (losses)	348,809	194,871	38,811	76,492
Net change in unrealized appreciation/(depreciation)	118,520	(9,101)	(396,141)	1,729
Increase (decrease) in net assets from operations	451,943	164,070	(272,140)	158,339
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,204	2,998	100,764	317,187
Transfers between Sub-Accounts (including the Fixed Account), net	(227,480)	360,307	340,773	574,449
Withdrawals, surrenders, annuitizations and contract charges	(309,503)	(103,862)	(820,158)	(605,610)
Net accumulation activity	(535,779)	259,443	(378,621)	286,026
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	(535,779)	259,443	(378,621)	286,026
Total increase (decrease) in net assets	(83,836)	423,513	(650,761)	444,365
Net assets at beginning of year	1,690,777	1,267,264	8,869,495	8,425,130
Net assets at end of year	$1,606,941$	1,690,777	$8,218,734$	8,869,495

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	HRS Sub-Account		HVR Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ (14,917)	$ (34,248)	$(12,323)	$578
Net realized gains (losses)	112,060	81,842	205,037	54,717
Net change in unrealized appreciation/(depreciation)	79,805	32,670	98,362	23,426
Increase (decrease) in net assets from operations	176,948	80,264	291,076	78,721
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	-	43,134	-	14,203
Transfers between Sub-Accounts (including the Fixed Account), net	(89,970)	36,028	(150,388)	9,118
Withdrawals, surrenders, annuitizations and contract charges	(213,781)	(200,605)	(92,824)	(78,770)
Net accumulation activity	(303,751)	(121,443)	(243,212)	(55,449)
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	(303,751)	(121,443)	(243,212)	(55,449)
Total increase (decrease) in net assets	(126,803)	(41,179)	47,864	23,272
Net assets at beginning of year	2,457,433	2,498,612	1,394,690	1,371,418
Net assets at end of year	$ 2,330,630	$ 2,457,433	$1,442,554	$1,394,690

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	HSS Sub-Account		VKC Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$(65,157)	$(81,478)	$ (93,963)	$(68,587)
Net realized gains (losses)	756,049	512,074	972,308	436,590
Net change in unrealized appreciation/(depreciation)	703,423	595,082	1,439,732	574,660
Increase (decrease) in net assets from operations	1,394,315	1,025,678	2,318,077	942,663
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	4,923	58,299	100,178	20,917
Transfers between Sub-Accounts (including the Fixed Account), net	(747,605)	(527,647)	3,770,324	(931,545)
Withdrawals, surrenders, annuitizations and contract charges	(599,769)	(469,273)	(896,380)	(403,655)
Net accumulation activity	(1,342,451)	(938,621)	2,974,122	(1,314,283)
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	(1,342,451)	(938,621)	2,974,122	(1,314,283)
Total increase (decrease) in net assets	51,864	87,057	5,292,199	(371,620)
Net assets at beginning of year	5,102,981	5,015,924	6,119,962	6,491,582
Net assets at end of year	$5,154,845	$5,102,981	$ 11,412,161	$6,119,962

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	VLC Sub-Account		VKU Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$(66,717)	$ (36,999)	$ 49,898	$107,898
Net realized gains (losses)	3,804,837	2,503,503	3,182,923	1,079,546
Net change in unrealized appreciation/(depreciation)	5,653,647	1,327,601	12,250,499	4,359,262
Increase (decrease) in net assets from operations	9,391,767	3,794,105	15,483,320	5,546,706
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	212,078	34,134	441,064	1,050,375
Transfers between Sub-Accounts (including the Fixed Account), net	9,987,374	593,476	34,380,361	3,314,936
Withdrawals, surrenders, annuitizations and contract charges	(4,660,050)	(2,489,550)	(6,064,914)	(3,886,302)
Net accumulation activity	5,539,402	(1,861,940)	28,756,511	479,009
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	5,539,402	(1,861,940)	28,756,511	479,009
Total increase (decrease) in net assets	14,931,169	1,932,165	44,239,831	6,025,715
Net assets at beginning of year	24,746,978	22,814,813	57,677,285	51,651,570
Net assets at end of year	$ 39,678,147	$ 24,746,978	$ 101,917,116	$ 57,677,285

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

	AI8 Sub-Account		AAY Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Operations:
Net investment income (loss)	$ (3,896)	$(227)	$ 385,616	$ 36,586
Net realized gains (losses)	26,118	(452)	(212,419)	15,221
Net change in unrealized appreciation/(depreciation)	120,964	8,834	(729,964)	78,384
Increase (decrease) in net assets from operations	143,186	8,155	(556,767)	130,191
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,077	-	381,213	222,715
Transfers between Sub-Accounts (including the Fixed Account), net	1,010,100	166,095	16,635,025	7,089,092
Withdrawals, surrenders, annuitizations and contract charges	(75,241)	(488)	(1,627,592)	(261,408)
Net accumulation activity	935,936	165,607	15,388,646	7,050,399
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	935,936	165,607	15,388,646	7,050,399
Total increase (decrease) in net assets	1,079,122	173,762	14,831,879	7,180,590
Net assets at beginning of year	186,262	12,500	8,892,765	1,712,175
Net assets at end of year	$ 1,265,384	$186,262	$ 23,724,644	$ 8,892,765

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

	AAM Sub-Account		LRE Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Operations:
Net investment income (loss)	$(10,435)	$(5,121)	$ (170,782)	$ (82,867)
Net realized gains (losses)	387,777	(29,916)	1,523,972	3,685,876
Net change in unrealized appreciation/(depreciation)	790,127	28,784	(2,794,756)	7,891,581
Increase (decrease) in net assets from operations	1,167,469	(6,253)	(1,441,566)	11,494,590
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	2,291	20,923	408,449	656,213
Transfers between Sub-Accounts (including the Fixed Account), net	3,092,397	1,173,504	6,086,415	(3,091,587)
Withdrawals, surrenders, annuitizations and contract charges	(249,047)	(42,114)	(6,327,205)	(4,993,488)
Net accumulation activity	2,845,641	1,152,313	167,659	(7,428,862)
Annuitization Activity:
Annuitizations	-	-	3,192	-
Annuity payments and contract charges	-	-	(98)	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	(64)	-
Net annuitization activity	-	-	3,030	-
Net increase (decrease) from contract owner transactions	2,845,641	1,152,313	170,689	(7,428,862)
Total increase (decrease) in net assets	4,013,110	1,146,060	(1,270,877)	4,065,728
Net assets at beginning of year	1,199,600	53,540	61,330,118	57,264,390
Net assets at end of year	$5,212,710	$1,199,600	$ 60,059,241	$ 61,330,118

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

	LA9 Sub-Account		LAV Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Operations:
Net investment income (loss)	$ (695,270)	$(732,126)	$ (733,799)	$ (541,978)
Net realized gains (losses)	9,543,810	1,755,137	11,448,925	3,080,059
Net change in unrealized appreciation/(depreciation)	3,142,969	4,035,361	3,570,808	1,488,505
Increase (decrease) in net assets from operations	11,991,509	5,058,372	14,285,934	4,026,586
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	274,864	486,447	559,561	193,071
Transfers between Sub-Accounts (including the Fixed Account), net	(4,519,247)	(811,356)	6,180,923	(3,146,582)
Withdrawals, surrenders, annuitizations and contract charges	(6,990,773)	(6,125,927)	(6,494,069)	(4,919,359)
Net accumulation activity	(11,235,156)	(6,450,836)	246,415	(7,872,870)
Annuitization Activity:
Annuitizations	-	-	6,204	-
Annuity payments and contract charges	(2,521)	(1,953)	(194)	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(424)	(36)	(135)	-
Net annuitization activity	(2,945)	(1,989)	5,875	-
Net increase (decrease) from contract owner transactions	(11,238,101)	(6,452,825)	252,290	(7,872,870)
Total increase (decrease) in net assets	753,408	(1,394,453)	14,538,224	(3,846,284)
Net assets at beginning of year	40,130,308	41,524,761	42,125,655	45,971,939
Net assets at end of year	$ 40,883,716	$ 40,130,308	$ 56,663,879	$ 42,125,655

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations: Net investment income (loss) Net realized gains (losses) Net change in unrealized appreciation/(depreciation) Increase (decrease) in net assets from operations	GGC Sub-Account		GGE Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
	$ 5,543,151 473,391 24,826,971	$ - - -	$ 5,959,245 712,266 32,324,726	$ - - -
	30,843,513	-	38,996,237	-
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	4,055,109	-	2,384,972	-
Transfers between Sub-Accounts (including the Fixed Account), net	438,485,162	-	579,019,905	-
Withdrawals, surrenders, annuitizations and contract charges	(23,518,597)	-	(38,196,053)	-
Net accumulation activity	419,021,674	-	543,208,824	-
Annuitization Activity:
Annuitizations	45,516	-	7,190	-
Annuity payments and contract charges	(242,124)	-	(5,900)	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(282,852)	-	(8,044)	-
Net annuitization activity	(479,460)	-	(6,754)	-
Net increase (decrease) from contract owner transactions	418,542,214	-	543,202,070	-
Total increase (decrease) in net assets	449,385,727	-	582,198,307	-
Net assets at beginning of year	-	-	-	-
Net assets at end of year	$ 449,385,727	$ -	$ 582,198,307	$ -

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	FFL Sub-Account		TEG Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ (1,627,663)	$ (682,619)	$ (278,111)	$(76,952)
Net realized gains (losses)	4,663,394	91,748	1,149,209	24,675
Net change in unrealized appreciation/(depreciation)	38,324,639	3,107,098	4,528,837	340,498
Increase (decrease) in net assets from operations	41,360,370	2,516,227	5,399,935	288,221
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,744,271	629,137	217,447	76,036
Transfers between Sub-Accounts (including the Fixed Account), net	(3,137,135)	128,736,650	9,933	17,865,395
Withdrawals, surrenders, annuitizations and contract charges	(16,127,423)	(5,199,469)	(2,775,072)	(878,631)
Net accumulation activity	(17,520,287)	124,166,318	(2,547,692)	17,062,800
Annuitization Activity:
Annuitizations	66,800	-	-	-
Annuity payments and contract charges	(102,743)	(31,134)	(2,677)	(789)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(113,829)	(293,190)	403	(725)
Net annuitization activity	(149,772)	(324,324)	(2,274)	(1,514)
Net increase (decrease) from contract owner transactions	(17,670,059)	123,841,994	(2,549,966)	17,061,286
Total increase (decrease) in net assets	23,690,311	126,358,221	2,849,969	17,349,507
Net assets at beginning of year	126,358,221	-	17,349,507	-
Net assets at end of year	$ 150,048,532	$ 126,358,221	$ 20,199,476	$ 17,349,507

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

	FFJ Sub-Account		FFK Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Operations:
Net investment income (loss)	$ (320,563)	$(104,586)	$ (714,142)(714,142)	$ (95,735)(95,735)
Net realized gains (losses)	869,937	15,144	2,557,701	20,828
Net change in unrealized appreciation/(depreciation)	6,178,058	667,058	11,057,386	990,941
Increase (decrease) in net assets from operations	6,727,432	577,616	12,900,945	916,034
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	330,641	56,872	580,124	103,139
Transfers between Sub-Accounts (including the Fixed Account), net	1,240,620	19,377,898	(5,140,623)	42,001,261
Withdrawals, surrenders, annuitizations and contract charges	(2,539,900)	(953,361)	(6,225,298)	(1,299,163)
Net accumulation activity	(968,639)	18,481,409	(10,785,797)	40,805,237
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	(7,958)	(2,853)	(860)	(113)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	2,717	(10,272)	1,166	(1,732)
Net annuitization activity	(5,241)	(13,125)	306	(1,845)
Net increase (decrease) from contract owner transactions	(973,880)	18,468,284	(10,785,491)	40,803,392
Total increase (decrease) in net assets	5,753,552	19,045,900	2,115,454	41,719,426
Net assets at beginning of year	19,045,900	-	41,719,426	-
Net assets at end of year	$ 24,799,452	$ 19,045,900	$ 43,834,880	$ 41,719,426

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	TND Sub-Account		AAN Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ (259,133)	$ (14,385)	$ (4,607,597)	$(893,330)
Net realized gains (losses)	1,232,272	3,655	403,276	123,281
Net change in unrealized appreciation/(depreciation)	4,158,655	467,705	(20,956,209)	26,624
Increase (decrease) in net assets from operations	5,131,794	456,975	(25,160,530)	(743,425)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	135,207	383	3,700,543	1,092,689
Transfers between Sub-Accounts (including the Fixed Account), net	1,450,898	12,841,128	(31,958,072)	911,050,849
Withdrawals, surrenders, annuitizations and contract charges	(1,689,669)	(28,048)	(75,226,163)	(5,947,268)
Net accumulation activity	(103,564)	12,813,463	(103,483,692)	906,196,270
Annuitization Activity:
Annuitizations	-	-	19,845	-
Annuity payments and contract charges	(2,198)	-	(10,890)	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(87)	87	(11,010)	(3,803)
Net annuitization activity	(2,285)	87	(2,055)	(3,803)
Net increase (decrease) from contract owner transactions	(105,849)	12,813,550	(103,485,747)	906,192,467
Total increase (decrease) in net assets	5,025,945	13,270,525	(128,646,277)	905,449,042
Net assets at beginning of year	13,270,525	-	907,744,211	2,295,169
Net assets at end of year	$ 18,296,470	$ 13,270,525	$ 779,097,934	$ 907,744,211

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	FFN Sub-Account		FFO Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ (3,055,231)	$(239,748)	$ (1,599,410)(1,599,410)	$ (301,345)(301,345)
Net realized gains (losses)	10,178,162	14,507	13,165,421	27,168
Net change in unrealized appreciation/(depreciation)	50,650,097	2,532,817	66,721,787	1,651,095
Increase (decrease) in net assets from operations	57,773,028	2,307,576	78,287,798	1,376,918
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	793,739	76,609	2,296,650	105,536
Transfers between Sub-Accounts (including the Fixed Account), net	(28,772,638)	218,975,427	(30,926,410)	265,953,372
Withdrawals, surrenders, annuitizations and contract charges	(32,028,510)	(1,544,515)	(44,308,472)	(3,304,821)
Net accumulation activity	(60,007,409)	217,507,521	(72,938,232)	262,754,087
Annuitization Activity:
Annuitizations	5,602	-	21,536	-
Annuity payments and contract charges	(3,366)	-	(23,231)	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	29	392	(6,110)	(3,801)
Net annuitization activity	2,265	392	(7,805)	(3,801)
Net increase (decrease) from contract owner transactions	(60,005,144)	217,507,913	(72,946,037)	262,750,286
Total increase (decrease) in net assets	(2,232,116)	219,815,489	5,341,761	264,127,204
Net assets at beginning of year	219,815,489	-	264,127,204	-
Net assets at end of year	$ 217,583,373	$ 219,815,489	$ 269,468,965	$ 264,127,204

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations: Net investment income (loss) Net realized gains (losses) Net change in unrealized appreciation/(depreciation) Increase (decrease) in net assets from operations	FFP Sub-Account		MIT Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
	$ (90,687) 789,436 3,223,454	$ (14,136) 1,463 81,326 81,326 81,326	$ 1,912,095 17,335,109 72,996,931	$ 724,118 10,753,228 26,950,875 3,223,454$ 724,11810,753950,875
	3,922,203	68,653	92,244,135	38,428,221
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	26,539	-	5,316,240	5,457,367
Transfers between Sub-Accounts (including the Fixed Account), net	(1,651,129)	12,948,518	(6,600,010)	(8,394,173)
Withdrawals, surrenders, annuitizations and contract charges	(1,475,663)	(54,915)	(39,585,523)	(39,443,794)
Net accumulation activity	(3,100,253)	12,893,603	(40,869,293)	(42,380,600)
Annuitization Activity:
Annuitizations	-	-	161,246	119,926
Annuity payments and contract charges	-	-	(283,282)	(197,561)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	(442,851)	(163,485)
Net annuitization activity	-	-	(564,887)	(241,120)
Net increase (decrease) from contract owner transactions	(3,100,253)	12,893,603	(41,434,180)	(42,621,720)
Total increase (decrease) in net assets	821,950	12,962,256	50,809,955	(4,193,499)
Net assets at beginning of year	12,962,256	-	284,268,803	288,462,302
Net assets at end of year	$ 13,784,206	$ 12,962,256	$ 335,078,758	$ 284,268,803

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	MFL Sub-Account		BDS Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ 3,820	$(478,813)	$ 2,253,158	$3,176,416
Net realized gains (losses)	7,742,467	2,321,826	5,678,529	2,413,929
Net change in unrealized appreciation/(depreciation)	28,108,779	14,941,342	(9,502,108)	2,936,535
Increase (decrease) in net assets from operations	35,855,066	16,784,355	(1,570,421)	8,526,880
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,289,681	938,588	1,978,498	2,128,341
Transfers between Sub-Accounts (including the Fixed Account), net	(13,944,829)	(6,987,864)	(5,617,288)	8,390,202
Withdrawals, surrenders, annuitizations and contract charges	(23,297,776)	(23,163,434)	(13,242,407)	(15,010,646)
Net accumulation activity	(35,952,924)	(29,212,710)	(16,881,197)	(4,492,103)
Annuitization Activity:
Annuitizations	-	-	22,711	208,063
Annuity payments and contract charges	(11,237)	(9,449)	(55,396)	(45,817)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(4,132)	2,241	(29,292)	(27,947)
Net annuitization activity	(15,369)	(7,208)	(61,977)	134,299
Net increase (decrease) from contract owner transactions	(35,968,293)	(29,219,918)	(16,943,174)	(4,357,804)
Total increase (decrease) in net assets	(113,227)	(12,435,563)	(18,513,595)	4,169,076
Net assets at beginning of year	121,965,691	134,401,254	93,350,707	89,181,631
Net assets at end of year	$ 121,852,464	$ 121,965,691	$ 74,837,112	$ 93,350,707

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	MF7 Sub-Account		RGS Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ 4,257,160	$ 4,839,509	$(482,349)	$(658,583)
Net realized gains (losses)	6,681,349	4,526,470	2,041,557	(1,263,863)
Net change in unrealized appreciation/(depreciation)	(14,868,107)	4,655,088	28,241,500	15,285,372
Increase (decrease) in net assets from operations	(3,929,598)	14,021,067	29,800,708	13,362,926
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	2,504,743	1,939,743	1,591,894	1,302,502
Transfers between Sub-Accounts (including the Fixed Account), net	36,582,821	15,905,275	(60,943)	(1,829,140)
Withdrawals, surrenders, annuitizations and contract charges	(23,420,069)	(18,908,003)	(12,167,271)	(11,602,665)
Net accumulation activity	15,667,495	(1,062,985)	(10,636,320)	(12,129,303)
Annuitization Activity:
Annuitizations	17,306	-	93,787	14,154
Annuity payments and contract charges	(975)	-	(38,347)	(36,823)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(290)	1,506	(60,270)	(21,056)
Net annuitization activity	16,041	1,506	(4,830)	(43,725)
Net increase (decrease) from contract owner transactions	15,683,536	(1,061,479)	(10,641,150)	(12,173,028)
Total increase (decrease) in net assets	11,753,938	12,959,588	19,159,558	1,189,898
Net assets at beginning of year	166,516,251	153,556,663	95,519,770	94,329,872
Net assets at end of year	$ 178,270,189	$ 166,516,251	$ 114,679,328	$ 95,519,770

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

	RG1 Sub-Account		EME Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Operations:
Net investment income (loss)	$ (410,815)(410,815)	$ (434,763)	$ 40,092	$(127,699)
Net realized gains (losses)	5,158,867	2,251,343	(527,085)	(1,718,908)
Net change in unrealized appreciation/(depreciation)	7,646,574	3,223,664	(1,848,972)	7,697,619
Increase (decrease) in net assets from operations	12,394,626	5,040,244	(2,335,965)	5,851,012
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	212,965	254,528	563,376	1,143,986
Transfers between Sub-Accounts (including the Fixed Account), net	2,397,162	2,250,802	99,743	(1,460,871)
Withdrawals, surrenders, annuitizations and contract charges	(6,586,203)	(3,311,160)	(3,548,785)	(6,568,985)
Net accumulation activity	(3,976,076)	(805,830)	(2,885,666)	(6,885,870)
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	(946)	(31,330)	(31,717)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	4,808	10,634	(28,819)
Net annuitization activity	-	3,862	(20,696)	(60,536)
Net increase (decrease) from contract owner transactions	(3,976,076)	(801,968)	(2,906,362)	(6,946,406)
Total increase (decrease) in net assets	8,418,550	4,238,276	(5,242,327)	(1,095,394)
Net assets at beginning of year	39,795,981	35,557,705	35,575,216	36,670,610
Net assets at end of year	$ 48,214,531	$ 39,795,981	$ 30,332,889	$ 35,575,216

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

	EM1 Sub-Account		GGS Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Operations:
Net investment income (loss)	$(75,350)	$ (268,268)	$ (284,413)(284,413)	$ 362,383
Net realized gains (losses)	(403,919)	1,270,656	(80,953)	209,765
Net change in unrealized appreciation/(depreciation)	(1,718,244)	4,216,161	(1,078,169)	(750,677)
Increase (decrease) in net assets from operations	(2,197,513)	5,218,549	(1,443,535)	(178,529)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	222,142	261,734	152,210	745,359
Transfers between Sub-Accounts (including the Fixed Account), net	1,574,359	(952,508)	(393,493)	306,264
Withdrawals, surrenders, annuitizations and contract charges	(3,294,550)	(3,439,632)	(3,468,883)	(3,837,779)
Net accumulation activity	(1,498,049)	(4,130,406)	(3,710,166)	(2,786,156)
Annuitization Activity:
Annuitizations	-	7,355	-	-
Annuity payments and contract charges	(1,495)	(1,387)	(8,919)	(11,137)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(63)	(87)	(4,196)	(2,625)
Net annuitization activity	(1,558)	5,881	(13,115)	(13,762)
Net increase (decrease) from contract owner transactions	(1,499,607)	(4,124,525)	(3,723,281)	(2,799,918)
Total increase (decrease) in net assets	(3,697,120)	1,094,024	(5,166,816)	(2,978,447)
Net assets at beginning of year	33,553,289	32,459,265	23,029,564	26,008,011
Net assets at end of year	$ 29,856,169	$ 33,553,289	$ 17,862,748	$ 23,029,564

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	GG1 Sub-Account		GGR Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$(44,832)	$22,216	$ (413,958)	$ (388,037)(388,037)
Net realized gains (losses)	(1,685)	49,262	3,722,435	3,139,130
Net change in unrealized appreciation/(depreciation)	(132,768)	(98,526)	6,723,086	6,472,790
Increase (decrease) in net assets from operations	(179,285)	(27,048)	10,031,563	9,223,883
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	58,656	102,155	630,015	527,793
Transfers between Sub-Accounts (including the Fixed Account), net	830,643	155,703	(592,792)	(1,074,426)
Withdrawals, surrenders, annuitizations and contract charges	(422,512)	(585,378)	(7,257,020)	(7,788,260)
Net accumulation activity	466,787	(327,520)	(7,219,797)	(8,334,893)
Annuitization Activity:
Annuitizations	-	6,929	-	9,751
Annuity payments and contract charges	(1,305)	(1,305)	(47,952)	(43,633)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(55)	1,467	(65,472)	(33,135)
Net annuitization activity	(1,360)	7,091	(113,424)	(67,017)
Net increase (decrease) from contract owner transactions	465,427	(320,429)	(7,333,221)	(8,401,910)
Total increase (decrease) in net assets	286,142	(347,477)	2,698,342	821,973
Net assets at beginning of year	2,246,301	2,593,778	54,517,556	53,695,583
Net assets at end of year	$2,532,443	$2,246,301	$ 57,215,898	$ 54,517,556

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	GG2 Sub-Account		RES Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ (38,117)	$(37,730)	$ 187,627	$ 187,767
Net realized gains (losses)	261,251	167,709	4,922,451	3,065,876
Net change in unrealized appreciation/(depreciation)	316,209	382,139	18,341,571	12,958,955
Increase (decrease) in net assets from operations	539,343	512,118	23,451,649	16,212,598
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	6,333	16,775	1,510,340	1,739,929
Transfers between Sub-Accounts (including the Fixed Account), net	641,780	240,866	(1,709,255)	(3,416,966)
Withdrawals, surrenders, annuitizations and contract charges	(729,752)	(703,840)	(14,497,901)	(14,773,965)
Net accumulation activity	(81,639)	(446,199)	(14,696,816)	(16,451,002)
Annuitization Activity:
Annuitizations	-	-	49,280	19,288
Annuity payments and contract charges	(1,611)	(1,942)	(99,733)	(81,373)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	1,930	(348)	(131,797)	(58,875)
Net annuitization activity	319	(2,290)	(182,250)	(120,960)
Net increase (decrease) from contract owner transactions	(81,320)	(448,489)	(14,879,066)	(16,571,962)
Total increase (decrease) in net assets	458,023	63,629	8,572,583	(359,364)
Net assets at beginning of year	3,076,199	3,012,570	112,011,193	112,370,557
Net assets at end of year	$ 3,534,222	$ 3,076,199	$ 120,583,776	$ 112,011,193

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	RE1 Sub-Account		GTR Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$(36,672)	$ (35,744)	$ 802,743	$ 344,156
Net realized gains (losses)	1,810,878	637,091	(588,860)	(1,630,286)
Net change in unrealized appreciation/(depreciation)	347,323	1,136,523	4,740,693	6,799,075
Increase (decrease) in net assets from operations	2,121,529	1,737,870	4,954,576	5,512,945
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	136,540	179,492	1,074,033	1,168,062
Transfers between Sub-Accounts (including the Fixed Account), net	(924,725)	(473,121)	1,914,349	(1,538,827)
Withdrawals, surrenders, annuitizations and contract charges	(3,043,547)	(2,062,213)	(7,222,344)	(9,650,002)
Net accumulation activity	(3,831,732)	(2,355,842)	(4,233,962)	(10,020,767)
Annuitization Activity:
Annuitizations	-	-	43,867	123,704
Annuity payments and contract charges	-	(629)	(85,285)	(78,785)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	101	1,196	(40,462)	(53,435)
Net annuitization activity	101	567	(81,880)	(8,516)
Net increase (decrease) from contract owner transactions	(3,831,631)	(2,355,275)	(4,315,842)	(10,029,283)
Total increase (decrease) in net assets	(1,710,102)	(617,405)	638,734	(4,516,338)
Net assets at beginning of year	11,694,232	12,311,637	69,236,431	73,752,769
Net assets at end of year	$9,984,130	$ 11,694,232	$ 69,875,165	$ 69,236,431

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	GT2 Sub-Account		GSS Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ 6,768,060	$ 1,620,924	$ 1,045,459	$ 2,716,415
Net realized gains (losses)	12,472,843	3,995,407	2,251,587	4,063,049
Net change in unrealized appreciation/(depreciation)	42,239,298	60,288,697	(8,996,997)	(5,047,711)
Increase (decrease) in net assets from operations	61,480,201	65,905,028	(5,699,951)	1,731,753
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	4,199,831	16,377,113	2,606,706	2,493,731
Transfers between Sub-Accounts (including the Fixed Account), net	(26,115,642)	21,149,616	(2,641,385)	6,322,531
Withdrawals, surrenders, annuitizations and contract charges	(39,696,997)	(38,720,043)	(20,354,250)	(20,155,299)
Net accumulation activity	(61,612,808)	(1,193,314)	(20,388,929)	(11,339,037)
Annuitization Activity:
Annuitizations	37,286	-	21,553	50,666
Annuity payments and contract charges	(2,091)	(3,552)	(133,742)	(116,723)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(643)	1,559	9,699	12,293
Net annuitization activity	34,552	(1,993)	(102,490)	(53,764)
Net increase (decrease) from contract owner transactions	(61,578,256)	(1,195,307)	(20,491,419)	(11,392,801)
Total increase (decrease) in net assets	(98,055)	64,709,721	(26,191,370)	(9,661,048)
Net assets at beginning of year	933,129,242	868,419,521	153,265,951	162,926,999
Net assets at end of year	$ 933,031,187	$ 933,129,242	$ 127,074,581	$ 153,265,951

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	MFK Sub-Account		HYS Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$920,828	$ 4,409,257	$821,923	$ 4,841,916
Net realized gains (losses)	3,618,518	7,984,898	3,911,722	1,689,107
Net change in unrealized appreciation/(depreciation)	(20,265,338)	(10,113,595)	(474,695)	4,744,262
Increase (decrease) in net assets from operations	(15,725,992)	2,280,560	4,258,950	11,275,285
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	2,900,919	4,535,442	1,440,310	1,098,363
Transfers between Sub-Accounts (including the Fixed Account), net	15,604,388	23,684,097	(168,982)	3,283,516
Withdrawals, surrenders, annuitizations and contract charges	(53,316,760)	(44,549,024)	(11,688,137)	(10,592,675)
Net accumulation activity	(34,811,453)	(16,329,485)	(10,416,809)	(6,210,796)
Annuitization Activity:
Annuitizations	61,383	12,099	-	-
Annuity payments and contract charges	(32,868)	(25,746)	(102,862)	(72,202)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(5,463)	(4,071)	(57,377)	(107,809)
Net annuitization activity	23,052	(17,718)	(160,239)	(180,011)
Net increase (decrease) from contract owner transactions	(34,788,401)	(16,347,203)	(10,577,048)	(6,390,807)
Total increase (decrease) in net assets	(50,514,393)	(14,066,643)	(6,318,098)	4,884,478
Net assets at beginning of year	365,299,829	379,366,472	91,984,284	87,099,806
Net assets at end of year	$ 314,785,436	$ 365,299,829	$ 85,666,186	$ 91,984,284

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	MFC Sub-Account		IGS Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ 343,607	$ 3,248,707	$ (62,646)(62,646)	$(235,787)
Net realized gains (losses)	7,614,753	3,279,450	(1,033,784)	(3,684,701)
Net change in unrealized appreciation/(depreciation)	(4,066,467)	1,975,511	7,208,807	12,733,313
Increase (decrease) in net assets from operations	3,891,893	8,503,668	6,112,377	8,812,825
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,324,907	1,024,667	764,962	655,630
Transfers between Sub-Accounts (including the Fixed Account), net	(1,602,285)	28,922,125	578,939	(2,625,767)
Withdrawals, surrenders, annuitizations and contract charges	(15,249,192)	(12,506,280)	(5,651,379)	(6,101,708)
Net accumulation activity	(15,526,570)	17,440,512	(4,307,478)	(8,071,845)
Annuitization Activity:
Annuitizations	2,622	7,108	-	-
Annuity payments and contract charges	(12,054)	(10,422)	(23,333)	(19,924)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(3,104)	(2,313)	(4,211)	(18,523)
Net annuitization activity	(12,536)	(5,627)	(27,544)	(38,447)
Net increase (decrease) from contract owner transactions	(15,539,106)	17,434,885	(4,335,022)	(8,110,292)
Total increase (decrease) in net assets	(11,647,213)	25,938,553	1,777,355	702,533
Net assets at beginning of year	98,934,341	72,995,788	51,736,851	51,034,318
Net assets at end of year	$ 87,287,128	$ 98,934,341	$ 53,514,206	$ 51,736,851

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

	IG1 Sub-Account		MII Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Operations:
Net investment income (loss)	$ (124,697)	$(211,089)	$ 45,106	$ 51,291
Net realized gains (losses)	536,656	(260,949)	339,627	(1,350,849)
Net change in unrealized appreciation/(depreciation)	2,301,280	4,499,986	10,933,356	7,517,261
Increase (decrease) in net assets from operations	2,713,239	4,027,948	11,318,089	6,217,703
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	156,789	200,706	723,840	517,765
Transfers between Sub-Accounts (including the Fixed Account), net	935,054	(2,315,832)	827,409	(2,345,517)
Withdrawals, surrenders, annuitizations and contract charges	(1,888,881)	(2,904,766)	(5,437,842)	(5,627,709)
Net accumulation activity	(797,038)	(5,019,892)	(3,886,593)	(7,455,461)
Annuitization Activity:
Annuitizations	-	10,729	11,890	68,946
Annuity payments and contract charges	(2,514)	(2,101)	(50,504)	(37,210)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(142)	656	(45,557)	(16,993)
Net annuitization activity	(2,656)	9,284	(84,171)	14,743
Net increase (decrease) from contract owner transactions	(799,694)	(5,010,608)	(3,970,764)	(7,440,718)
Total increase (decrease) in net assets	1,913,545	(982,660)	7,347,325	(1,223,015)
Net assets at beginning of year	23,166,934	24,149,594	44,954,741	46,177,756
Net assets at end of year	$ 25,080,479	$ 23,166,934	$ 52,302,066	$ 44,954,741

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	MI1 Sub-Account		MIS Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$(523,866)	$(473,284)	$ (2,437,969)(2,437,969)	$ (3,337,912)
Net realized gains (losses)	3,608,736	(4,710,450)	19,446,367	12,387,867
Net change in unrealized appreciation/(depreciation)	31,771,984	25,903,129	69,853,794	38,925,130
Increase (decrease) in net assets from operations	34,856,854	20,719,395	86,862,192	47,975,085
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	713,741	1,014,979	4,713,214	4,379,014
Transfers between Sub-Accounts (including the Fixed Account), net	(5,806,409)	(11,063,652)	(7,478,553)	(10,252,388)
Withdrawals, surrenders, annuitizations and contract charges	(18,691,502)	(21,877,058)	(41,202,988)	(39,384,323)
Net accumulation activity	(23,784,170)	(31,925,731)	(43,968,327)	(45,257,697)
Annuitization Activity:
Annuitizations	-	-	124,380	113,570
Annuity payments and contract charges	(3,404)	(2,812)	(418,221)	(324,891)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(965)	(597)	(131,292)	(57,229)
Net annuitization activity	(4,369)	(3,409)	(425,133)	(268,550)
Net increase (decrease) from contract owner transactions	(23,788,539)	(31,929,140)	(44,393,460)	(45,526,247)
Total increase (decrease) in net assets	11,068,315	(11,209,745)	42,468,732	2,448,838
Net assets at beginning of year	146,947,171	158,156,916	323,460,136	321,011,298
Net assets at end of year	$ 158,015,486	$ 146,947,171	$ 365,928,868	$ 323,460,136

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	M1B Sub-Account		MMS Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$(571,475)	$(739,859)	$ (1,150,416)(1,150,416)	$ (1,228,458)(1,228,458)
Net realized gains (losses)	4,071,099	2,118,772	(2)	(5)
Net change in unrealized appreciation/(depreciation)	8,105,929	5,437,176	-	-
Increase (decrease) in net assets from operations	11,605,553	6,816,089	(1,150,418)	(1,228,463)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	917,878	560,402	4,542,162	4,732,035
Transfers between Sub-Accounts (including the Fixed Account), net	13,792	(1,561,034)	20,927,888	18,627,542
Withdrawals, surrenders, annuitizations and contract charges	(7,637,697)	(8,993,045)	(34,171,888)	(32,339,624)
Net accumulation activity	(6,706,027)	(9,993,677)	(8,701,838)	(8,980,047)
Annuitization Activity:
Annuitizations	7,199	17,529	16,892	73,240
Annuity payments and contract charges	(6,083)	(8,151)	(146,698)	(178,051)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(240)	713	(5,924)	24,572
Net annuitization activity	876	10,091	(135,730)	(80,239)
Net increase (decrease) from contract owner transactions	(6,705,151)	(9,983,586)	(8,837,568)	(9,060,286)
Total increase (decrease) in net assets	4,900,402	(3,167,497)	(9,987,986)	(10,288,749)
Net assets at beginning of year	45,257,479	48,424,976	85,734,713	96,023,462
Net assets at end of year	$ 50,157,881	$ 45,257,479	$ 75,746,727	$ 85,734,713

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	MM1 Sub-Account		NWD Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ (4,103,399)	$ (2,147,580)	$ (951,838)(951,838)	$(858,375)
Net realized gains (losses)	-	(11)	4,893,967	6,917,795
Net change in unrealized appreciation/(depreciation)	-	-	17,538,848	4,289,234
Increase (decrease) in net assets from operations	(4,103,399)	(2,147,591)	21,480,977	10,348,654
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	3,930,920	1,535,197	1,072,789	627,004
Transfers between Sub-Accounts (including the Fixed Account), net	91,526,435	207,630,983	(1,523,283)	(1,393,001)
Withdrawals, surrenders, annuitizations and contract charges	(136,063,036)	(56,892,418)	(7,557,454)	(6,566,641)
Net accumulation activity	(40,605,681)	152,273,762	(8,007,948)	(7,332,638)
Annuitization Activity:
Annuitizations	16,785	-	-	3,520
Annuity payments and contract charges	(47,137)	(15,080)	(24,800)	(17,311)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(6,571)	(506)	(8,161)	(25,205)
Net annuitization activity	(36,923)	(15,586)	(32,961)	(38,996)
Net increase (decrease) from contract owner transactions	(40,642,604)	152,258,176	(8,040,909)	(7,371,634)
Total increase (decrease) in net assets	(44,746,003)	150,110,585	13,440,068	2,977,020
Net assets at beginning of year	273,733,380	123,622,795	57,662,794	54,685,774
Net assets at end of year	$ 228,987,377	$ 273,733,380	$ 71,102,862	$ 57,662,794

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	M1A Sub-Account		RIS Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ (1,003,746)(1,003,746)	$ (1,049,944)	$ (1,049,944)(243,347)	$217,222
Net realized gains (losses)	12,076,175	9,737,638	(1,482,856)	(2,942,732)
Net change in unrealized appreciation/(depreciation)	8,229,830	2,319,685	6,991,163	7,225,766
Increase (decrease) in net assets from operations	19,302,259	11,007,379	5,264,960	4,500,256
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	865,242	374,172	677,456	280,570
Transfers between Sub-Accounts (including the Fixed Account), net	(8,306,209)	(2,514,774)	(539,347)	(1,255,259)
Withdrawals, surrenders, annuitizations and contract charges	(11,070,244)	(10,929,796)	(3,305,483)	(3,789,336)
Net accumulation activity	(18,511,211)	(13,070,398)	(3,167,374)	(4,764,025)
Annuitization Activity:
Annuitizations	-	10,730	-	3,135
Annuity payments and contract charges	(10,535)	(7,817)	(15,942)	(14,485)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(3,100)	3,820	(12,732)	(4,893)
Net annuitization activity	(13,635)	6,733	(28,674)	(16,243)
Net increase (decrease) from contract owner transactions	(18,524,846)	(13,063,665)	(3,196,048)	(4,780,268)
Total increase (decrease) in net assets	777,413	(2,056,286)	2,068,912	(280,012)
Net assets at beginning of year	58,254,104	60,310,390	32,226,095	32,506,107
Net assets at end of year	$ 59,031,517	$ 58,254,104	$ 34,295,007	$ 32,226,095

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	RI1 Sub-Account		SIS Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ (1,040,727)(1,040,727)	$197,689	$ 627,850	$ 1,539,325
Net realized gains (losses)	1,320,729	(9,502,774)	1,250,604	108,198
Net change in unrealized appreciation/(depreciation)	12,990,224	21,674,933	(1,919,246)	1,668,943
Increase (decrease) in net assets from operations	13,270,226	12,369,848	(40,792)	3,316,466
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	542,667	499,659	1,258,055	330,194
Transfers between Sub-Accounts (including the Fixed Account), net	(64,474)	(5,159,934)	957,248	4,669,484
Withdrawals, surrenders, annuitizations and contract charges	(14,072,893)	(12,988,326)	(6,187,419)	(3,698,418)
Net accumulation activity	(13,594,700)	(17,648,601)	(3,972,116)	1,301,260
Annuitization Activity:
Annuitizations	-	-	38,430	-
Annuity payments and contract charges	(3,439)	(2,979)	(32,570)	(22,849)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(165)	(194)	(24,547)	10,683
Net annuitization activity	(3,604)	(3,173)	(18,687)	(12,166)
Net increase (decrease) from contract owner transactions	(13,598,304)	(17,651,774)	(3,990,803)	1,289,094
Total increase (decrease) in net assets	(328,078)	(5,281,926)	(4,031,595)	4,605,560
Net assets at beginning of year	84,955,119	90,237,045	41,521,964	36,916,404
Net assets at end of year	$ 84,627,041	$ 84,955,119	$ 37,490,369	$ 41,521,964

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	SI1 Sub-Account		TEC Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ 104,072	$327,429	$(198,041)	$ (217,483)
Net realized gains (losses)	226,226	245,828	1,295,852	1,356,958
Net change in unrealized appreciation/(depreciation)	(371,594)	198,331	2,896,879	632,920
Increase (decrease) in net assets from operations	(41,296)	771,588	3,994,690	1,772,395
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	241,203	214,845	260,471	99,616
Transfers between Sub-Accounts (including the Fixed Account), net	168,880	105,624	(360,891)	(291,391)
Withdrawals, surrenders, annuitizations and contract charges	(1,624,557)	(2,628,428)	(1,474,980)	(3,181,285)
Net accumulation activity	(1,214,474)	(2,307,959)	(1,575,400)	(3,373,060)
Annuitization Activity:
Annuitizations	-	-	-	32,912
Annuity payments and contract charges	-	(4,190)	(7,256)	(5,869)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	2,633	(3,800)	(2,058)
Net annuitization activity	-	(1,557)	(11,056)	24,985
Net increase (decrease) from contract owner transactions	(1,214,474)	(2,309,516)	(1,586,456)	(3,348,075)
Total increase (decrease) in net assets	(1,255,770)	(1,537,928)	2,408,234	(1,575,680)
Net assets at beginning of year	8,481,632	10,019,560	13,006,405	14,582,085
Net assets at end of year	$ 7,225,862	$ 8,481,632	$ 15,414,639	$ 13,006,405

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	TE1 Sub-Account		TRS Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$(21,081)	$(23,232)	$13,725,031	$ 5,255,220
Net realized gains (losses)	122,590	157,964	41,029,298	704,223
Net change in unrealized appreciation/(depreciation)	283,096	35,911	(13,975,103)	36,245,628
Increase (decrease) in net assets from operations	384,605	170,643	40,779,226	42,205,071
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	511	1,428	3,886,507	7,322,003
Transfers between Sub-Accounts (including the Fixed Account), net	47,692	(134,005)	(439,764,269)	(5,232,714)
Withdrawals, surrenders, annuitizations and contract charges	(177,971)	(260,429)	(42,124,017)	(55,407,936)
Net accumulation activity	(129,768)	(393,006)	(478,001,779)	(53,318,647)
Annuitization Activity:
Annuitizations	-	-	80,041	64,923
Annuity payments and contract charges	-	-	(519,730)	(573,580)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	1,595,657	110,968
Net annuitization activity	-	-	1,155,968	(397,689)
Net increase (decrease) from contract owner transactions	(129,768)	(393,006)	(476,845,811)	(53,716,336)
Total increase (decrease) in net assets	254,837	(222,363)	(436,066,585)	(11,511,265)
Net assets at beginning of year	1,233,938	1,456,301	436,066,585	447,577,850
Net assets at end of year	$1,488,775	$1,233,938	$-	$ 436,066,585

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	MFJ Sub-Account		UTS Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ 14,746,550	$ 3,945,695	$ 2,099,598	$ 4,851,925
Net realized gains (losses)	94,822,112	(12,545,748)	17,460,212	7,434,570
Net change in unrealized appreciation/(depreciation)	(56,716,209)	64,307,994	7,730,989	5,787,625
Increase (decrease) in net assets from operations	52,852,453	55,707,941	27,290,799	18,074,120
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	4,521,972	8,698,826	2,282,370	1,708,778
Transfers between Sub-Accounts (including the Fixed Account), net	(586,212,861)	(8,629,773)	(2,965,729)	(3,373,323)
Withdrawals, surrenders, annuitizations and contract charges	(66,285,662)	(103,735,161)	(19,147,325)	(19,045,467)
Net accumulation activity	(647,976,551)	(103,666,108)	(19,830,684)	(20,710,012)
Annuitization Activity:
Annuitizations	-	-	98,810	5,919
Annuity payments and contract charges	(12,889)	(17,331)	(130,962)	(136,270)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	30,788	18,867	(137,498)	(52,561)
Net annuitization activity	17,899	1,536	(169,650)	(182,912)
Net increase (decrease) from contract owner transactions	(647,958,652)	(103,664,572)	(20,000,334)	(20,892,924)
Total increase (decrease) in net assets	(595,106,199)	(47,956,631)	7,290,465	(2,818,804)
Net assets at beginning of year	595,106,199	643,062,830	150,920,550	153,739,354
Net assets at end of year	$ -	$ 595,106,199	$ 158,211,015	$ 150,920,550

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	MFE Sub-Account		MVS Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ 934,539	$ 3,082,459	$ 1,695,523	$ 400,722
Net realized gains (losses)	17,126,900	8,074,786	4,638,230	213,559
Net change in unrealized appreciation/(depreciation)	134,374	1,609,239	27,681,501	14,048,886
Increase (decrease) in net assets from operations	18,195,813	12,766,484	34,015,254	14,663,167
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	711,484	840,363	2,127,230	1,486,164
Transfers between Sub-Accounts (including the Fixed Account), net	(3,839,007)	(8,798,770)	(99,699)	(3,023,732)
Withdrawals, surrenders, annuitizations and contract charges	(14,772,822)	(15,354,252)	(13,568,870)	(13,828,350)
Net accumulation activity	(17,900,345)	(23,312,659)	(11,541,339)	(15,365,918)
Annuitization Activity:
Annuitizations	-	-	-	120,682
Annuity payments and contract charges	-	(1,416)	(120,318)	(100,812)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	4,589	(107,428)	(20,322)
Net annuitization activity	-	3,173	(227,746)	(452)
Net increase (decrease) from contract owner transactions	(17,900,345)	(23,309,486)	(11,769,085)	(15,366,370)
Total increase (decrease) in net assets	295,468	(10,543,002)	22,246,169	(703,203)
Net assets at beginning of year	106,106,149	116,649,151	104,795,200	105,498,403
Net assets at end of year	$ 106,401,617	$ 106,106,149	$ 127,041,369	$ 104,795,200

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	MV1 Sub-Account		VSC Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ 1,784,074	$(181,308)	$ (289,555)(289,555)	$ (1,474,778)
Net realized gains (losses)	29,808,913	10,596,913	29,152,368	10,808,246
Net change in unrealized appreciation/(depreciation)	22,124,563	14,931,597	10,972,117	4,089,558
Increase (decrease) in net assets from operations	53,717,550	25,347,202	39,834,930	13,423,026
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	2,289,105	2,228,676	734,515	970,686
Transfers between Sub-Accounts (including the Fixed Account), net	(15,575,815)	(13,907,649)	(21,200,117)	(2,874,683)
Withdrawals, surrenders, annuitizations and contract charges	(27,874,995)	(25,352,722)	(13,437,733)	(13,712,796)
Net accumulation activity	(41,161,705)	(37,031,695)	(33,903,335)	(15,616,793)
Annuitization Activity:
Annuitizations	9,230	22,629	-	6,732
Annuity payments and contract charges	(3,068)	(2,150)	(3,940)	(3,015)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(1,205)	3,987	(1,534)	(683)
Net annuitization activity	4,957	24,466	(5,474)	3,034
Net increase (decrease) from contract owner transactions	(41,156,748)	(37,007,229)	(33,908,809)	(15,613,759)
Total increase (decrease) in net assets	12,560,802	(11,660,027)	5,926,121	(2,190,733)
Net assets at beginning of year	178,140,581	189,800,608	107,498,309	109,689,042
Net assets at end of year	$ 190,701,383	$ 178,140,581	$ 113,424,430	$ 107,498,309

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	6XX Sub-Account		SC3 Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ 9,210,097	$ 8,872,104	$ 120,785	$(32,326)
Net realized gains (losses)	78,236,402	43,744,093	401,403	536,780
Net change in unrealized appreciation/(depreciation)	(22,507,114)	8,326,104	(407,907)	452,299
Increase (decrease) in net assets from operations	64,939,385	60,942,301	114,281	956,753
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	4,574,860	13,074,614	80,546	58,749
Transfers between Sub-Accounts (including the Fixed Account), net	(61,824,886)	4,170,734	95,933	(416,581)
Withdrawals, surrenders, annuitizations and contract charges	(75,530,205)	(60,530,978)	(633,126)	(818,781)
Net accumulation activity	(132,780,231)	(43,285,630)	(456,647)	(1,176,613)
Annuitization Activity:
Annuitizations	5,195	-	6,860	-
Annuity payments and contract charges	(835)	-	(2,179)	(1,358)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(64)	122	(117)	(307)
Net annuitization activity	4,296	122	4,564	(1,665)
Net increase (decrease) from contract owner transactions	(132,775,935)	(43,285,508)	(452,083)	(1,178,278)
Total increase (decrease) in net assets	(67,836,550)	17,656,793	(337,802)	(221,525)
Net assets at beginning of year	905,908,146	888,251,353	3,725,321	3,946,846
Net assets at end of year	$ 838,071,596	$ 905,908,146	$ 3,387,519	$ 3,725,321

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	SRE Sub-Account		8XX Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ 2,972,750	$ (1,110,315)	$ 3,588,627	$ 3,471,535
Net realized gains (losses)	10,801,934	9,679,214	62,121,929	35,713,055
Net change in unrealized appreciation/(depreciation)	(10,260,139)	18,021,333	36,174,597	13,110,635
Increase (decrease) in net assets from operations	3,514,545	26,590,232	101,885,153	52,295,225
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	806,742	762,911	1,415,819	2,191,043
Transfers between Sub-Accounts (including the Fixed Account), net	12,466,244	(15,898,478)	10,946,408	(14,538,498)
Withdrawals, surrenders, annuitizations and contract charges	(15,681,131)	(15,421,872)	(55,420,113)	(29,204,307)
Net accumulation activity	(2,408,145)	(30,557,439)	(43,057,886)	(41,551,762)
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	(3,555)	(3,262)	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(193)	(592)	-	-
Net annuitization activity	(3,748)	(3,854)	-	-
Net increase (decrease) from contract owner transactions	(2,411,893)	(30,561,293)	(43,057,886)	(41,551,762)
Total increase (decrease) in net assets	1,102,652	(3,971,061)	58,827,267	10,743,463
Net assets at beginning of year	105,024,241	108,995,302	517,571,863	506,828,400
Net assets at end of year	$ 106,126,893	$ 105,024,241	$ 576,399,130	$ 517,571,863

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	5XX Sub-Account		SDC Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ (4,200,803)(4,200,803)	$ (2,389,019)	$ (7,278,845)(7,278,845)	$ (2,919,570)
Net realized gains (losses)	13,849,499	23,715,865	2,708,447	1,588,974
Net change in unrealized appreciation/(depreciation)	(28,587,025)	(5,847,739)	(63,436)	3,600,483
Increase (decrease) in net assets from operations	(18,938,329)	15,479,107	(4,633,834)	2,269,887
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,252,833	4,853,334	4,686,573	3,131,843
Transfers between Sub-Accounts (including the Fixed Account), net	(10,762,845)	22,072,952	53,288,516	30,148,770
Withdrawals, surrenders, annuitizations and contract charges	(25,326,255)	(20,941,347)	(77,402,394)	(83,392,384)
Net accumulation activity	(34,836,267)	5,984,939	(19,427,305)	(50,111,771)
Annuitization Activity:
Annuitizations	24,153	-	3,052	-
Annuity payments and contract charges	(1,413)	-	(32,342)	(24,716)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(411)	-	(9,220)	(474)
Net annuitization activity	22,329	-	(38,510)	(25,190)
Net increase (decrease) from contract owner transactions	(34,813,938)	5,984,939	(19,465,815)	(50,136,961)
Total increase (decrease) in net assets	(53,752,267)	21,464,046	(24,099,649)	(47,867,074)
Net assets at beginning of year	283,700,615	262,236,569	468,269,992	516,137,066
Net assets at end of year	$ 229,948,348	$ 283,700,615	$ 444,170,343	$ 468,269,992

                                                                              The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)        (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	S15 Sub-Account		SGC Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ (3,031,777)(3,031,777)	$ (1,338,779)	$ (318,258)(318,258)	$ (377,239)
Net realized gains (losses)	573,364	201,797	14,595,934	12,168,299
Net change in unrealized appreciation/(depreciation)	442,787	1,698,969	1,115,772	(4,712,364)
Increase (decrease) in net assets from operations	(2,015,626)	561,987	15,393,448	7,078,696
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,673,192	2,218,768	431,433	224,078
Transfers between Sub-Accounts (including the Fixed Account), net	66,526,967	13,435,024	(5,600,419)	(1,589,474)
Withdrawals, surrenders, annuitizations and contract charges	(20,349,838)	(26,092,578)	(9,731,945)	(8,230,330)
Net accumulation activity	47,850,321	(10,438,786)	(14,900,931)	(9,595,726)
Annuitization Activity:
Annuitizations	5,038	14,456	-	-
Annuity payments and contract charges	(1,428)	(488)	(4,784)	(4,148)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(254)	(323)	(1,239)	(254)
Net annuitization activity	3,356	13,645	(6,023)	(4,402)
Net increase (decrease) from contract owner transactions	47,853,677	(10,425,141)	(14,906,954)	(9,600,128)
Total increase (decrease) in net assets	45,838,051	(9,863,154)	486,494	(2,521,432)
Net assets at beginning of year	169,107,917	178,971,071	50,057,208	52,578,640
Net assets at end of year	$ 214,945,968	$ 169,107,917	$ 50,543,702	$ 50,057,208

                                                   The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	S13 Sub-Account		7XX Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ (235,634)(235,634)	$ (255,299)	$ 14,026,042	$ 12,449,509
Net realized gains (losses)	6,066,071	4,425,940	151,444,422	71,750,284
Net change in unrealized appreciation/(depreciation)	3,943,157	(294,555)	98,719,218	63,221,700
Increase (decrease) in net assets from operations	9,773,594	3,876,086	264,189,682	147,421,493
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	214,976	183,852	11,293,250	16,604,207
Transfers between Sub-Accounts (including the Fixed Account), net	109,679	(347,218)	75,837,635	44,588,438
Withdrawals, surrenders, annuitizations and contract charges	(3,480,364)	(2,225,564)	(152,302,503)	(83,307,213)
Net accumulation activity	(3,155,709)	(2,388,930)	(65,171,618)	(22,114,568)
Annuitization Activity:
Annuitizations	-	-	5,302	1,235,977
Annuity payments and contract charges	-	-	(271,291)	(255,727)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	(23,625)	(35,726)
Net annuitization activity	-	-	(289,614)	944,524
Net increase (decrease) from contract owner transactions	(3,155,709)	(2,388,930)	(65,461,232)	(21,170,044)
Total increase (decrease) in net assets	6,617,885	1,487,156	198,728,450	126,251,449
Net assets at beginning of year	29,350,708	27,863,552	1,847,638,432	1,721,386,983
Net assets at end of year	$ 35,968,593	$ 29,350,708	$ 2,046,366,884	$ 1,847,638,432

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

	2XX Sub-Account		AAW Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Operations:
Net investment income (loss)	$ (77,030)	$ (185,585)	$ (14,727)(14,727)	$(13,240)
Net realized gains (losses)	119,134	(64,720)	75,986	9,851
Net change in unrealized appreciation/(depreciation)	3,132,608	1,112,237	307,518	(35,564)
Increase (decrease) in net assets from operations	3,174,712	861,932	368,777	(38,953)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	73,538	31,715	549	12,614
Transfers between Sub-Accounts (including the Fixed Account), net	(3,134,607)	(361,206)	1,299,353	697,935
Withdrawals, surrenders, annuitizations and contract charges	(807,653)	(557,499)	(229,577)	(10,993)
Net accumulation activity	(3,868,722)	(886,990)	1,070,325	699,556
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	(3,868,722)	(886,990)	1,070,325	699,556
Total increase (decrease) in net assets	(694,010)	(25,058)	1,439,102	660,603
Net assets at beginning of year	10,950,659	10,975,717	684,152	23,549
Net assets at end of year	$ 10,256,649	$ 10,950,659	$ 2,123,254	$684,152

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	VKM Sub-Account		OCA Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ (182,982)	$(254,173)	$ (230,043)(230,043)	$ (320,961)(320,961)
Net realized gains (losses)	319,239	1,920,986	2,951,371	981,476
Net change in unrealized appreciation/(depreciation)	3,562,829	(727,362)	2,995,880	2,114,075
Increase (decrease) in net assets from operations	3,699,086	939,451	5,717,208	2,774,590
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	84,301	77,884	404,078	279,110
Transfers between Sub-Accounts (including the Fixed Account), net	(3,783,617)	(1,341,940)	(1,378,773)	(405,209)
Withdrawals, surrenders, annuitizations and contract charges	(1,087,077)	(963,785)	(3,416,313)	(3,171,788)
Net accumulation activity	(4,786,393)	(2,227,841)	(4,391,008)	(3,297,887)
Annuitization Activity:
Annuitizations	-	-	14,533	-
Annuity payments and contract charges	-	-	(3,982)	(2,334)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	(654)	(279)
Net annuitization activity	-	-	9,897	(2,613)
Net increase (decrease) from contract owner transactions	(4,786,393)	(2,227,841)	(4,381,111)	(3,300,500)
Total increase (decrease) in net assets	(1,087,307)	(1,288,390)	1,336,097	(525,910)
Net assets at beginning of year	13,335,284	14,623,674	22,858,138	23,384,048
Net assets at end of year	$ 12,247,977	$ 13,335,284	$ 24,194,235	$ 22,858,138

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	OBV Sub-Account		OGG Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ 57,609	$ (65,310)(65,310)	$ (155,588)	$69,948
Net realized gains (losses)	533,505	526,188	3,471,686	1,126,964
Net change in unrealized appreciation/(depreciation)	765,460	778,369	3,153,140	3,792,966
Increase (decrease) in net assets from operations	1,356,574	1,239,247	6,469,238	4,989,878
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	28,709	39,638	263,788	202,517
Transfers between Sub-Accounts (including the Fixed Account), net	191,712	49,428	2,162,521	(3,270,755)
Withdrawals, surrenders, annuitizations and contract charges	(1,081,525)	(1,021,214)	(4,247,523)	(3,490,912)
Net accumulation activity	(861,104)	(932,148)	(1,821,214)	(6,559,150)
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	(861,104)	(932,148)	(1,821,214)	(6,559,150)
Total increase (decrease) in net assets	495,470	307,099	4,648,024	(1,569,272)
Net assets at beginning of year	12,783,812	12,476,713	27,011,227	28,580,499
Net assets at end of year	$ 13,279,282	$ 12,783,812	$ 31,659,251	$ 27,011,227

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	OMG Sub-Account		OMS Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ (3,055,347)(3,055,347)	$ (3,986,662)	$(95,178)	$(125,432)
Net realized gains (losses)	20,980,509	(11,151,689)	1,353,923	328,299
Net change in unrealized appreciation/(depreciation)	70,569,562	67,240,199	1,581,252	1,062,698
Increase (decrease) in net assets from operations	88,494,724	52,101,848	2,839,997	1,265,565
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	2,766,677	2,252,800	141,982	71,275
Transfers between Sub-Accounts (including the Fixed Account), net	(36,204,056)	(26,058,571)	(627,329)	83,432
Withdrawals, surrenders, annuitizations and contract charges	(59,795,993)	(58,808,713)	(1,837,509)	(1,484,354)
Net accumulation activity	(93,233,372)	(82,614,484)	(2,322,856)	(1,329,647)
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	(25,619)	(16,626)	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(9,827)	(1,646)	-	-
Net annuitization activity	(35,446)	(18,272)	-	-
Net increase (decrease) from contract owner transactions	(93,268,818)	(82,632,756)	(2,322,856)	(1,329,647)
Total increase (decrease) in net assets	(4,774,094)	(30,530,908)	517,141	(64,082)
Net assets at beginning of year	346,551,891	377,082,799	8,255,859	8,319,941
Net assets at end of year	$ 341,777,797	$ 346,551,891	$8,773,000	$8,255,859

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	AAQ Sub-Account		PRA Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$101	$(742)	$ 1,090,421	$ 659,110
Net realized gains (losses)	6,675	2,498	78,500	83,983
Net change in unrealized appreciation/(depreciation)	(17)	2,820	(1,886,560)	735,402
Increase (decrease) in net assets from operations	6,759	4,576	(717,639)	1,478,495
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	-	-	6,088	80,271
Transfers between Sub-Accounts (including the Fixed Account), net	25,025	16,707	16,151,142	18,080,756
Withdrawals, surrenders, annuitizations and contract charges	(32,692)	(53,940)	(4,683,311)	(1,814,264)
Net accumulation activity	(7,667)	(37,233)	11,473,919	16,346,763
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	(7,667)	(37,233)	11,473,919	16,346,763
Total increase (decrease) in net assets	(908)	(32,657)	10,756,280	17,825,258
Net assets at beginning of year	38,756	71,413	23,316,562	5,491,304
Net assets at end of year	$37,848	$38,756	$ 34,072,842	$ 23,316,562

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

	AAP Sub-Account		BBD Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Operations:
Net investment income (loss)	$ 723,322	$ 626,077	$1,261	$ 10,262
Net realized gains (losses)	407,230	74,987	(39,570)	27,108
Net change in unrealized appreciation/(depreciation)	(1,586,952)	1,122,079	(117,940)	(13,712)
Increase (decrease) in net assets from operations	(456,400)	1,823,143	(156,249)	23,658
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	515,970	2,795,809	7,582	134,888
Transfers between Sub-Accounts (including the Fixed Account), net	3,226,093	10,488,208	(211,169)	471,343
Withdrawals, surrenders, annuitizations and contract charges	(1,496,160)	(493,201)	(26,091)	(35,269)
Net accumulation activity	2,245,903	12,790,816	(229,678)	570,962
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	2,245,903	12,790,816	(229,678)	570,962
Total increase (decrease) in net assets	1,789,503	14,613,959	(385,927)	594,620
Net assets at beginning of year	22,244,284	7,630,325	1,163,627	569,007
Net assets at end of year	$ 24,033,787	$ 22,244,284	$777,700	$ 1,163,627

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

	PCR Sub-Account		PMB Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Operations:
Net investment income (loss)	$ 42,173	$ 809,225	$812,843	$ 850,220
Net realized gains (losses)	(4,878,613)	111,786	686,316	834,393
Net change in unrealized appreciation/(depreciation)	(6,176,373)	2,537,488	(3,817,091)	2,189,273
Increase (decrease) in net assets from operations	(11,012,813)	3,458,499	(2,317,932)	3,873,886
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	598,032	530,897	150,152	264,758
Transfers between Sub-Accounts (including the Fixed Account), net	6,106,964	(745,817)	(840,958)	1,389,321
Withdrawals, surrenders, annuitizations and contract charges	(7,989,670)	(7,545,253)	(3,008,870)	(3,558,512)
Net accumulation activity	(1,284,674)	(7,760,173)	(3,699,676)	(1,904,433)
Annuitization Activity:
Annuitizations	-	6,154	3,097	28,539
Annuity payments and contract charges	(252)	(212)	(1,403)	(990)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(50)	(139)	(405)	(695)
Net annuitization activity	(302)	5,803	1,289	26,854
Net increase (decrease) from contract owner transactions	(1,284,976)	(7,754,370)	(3,698,387)	(1,877,579)
Total increase (decrease) in net assets	(12,297,789)	(4,295,871)	(6,016,319)	1,996,307
Net assets at beginning of year	69,673,586	73,969,457	27,021,992	25,025,685
Net assets at end of year	$ 57,375,797	$ 69,673,586	$ 21,005,673	$ 27,021,992

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	BBE Sub-Account		6TT Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$19,812	$18,838	$ 14,306,451	$ 16,944,862
Net realized gains (losses)	6,383	5,212	(11,835,045)	8,999,839
Net change in unrealized appreciation/(depreciation)	(82,268)	59,320	(98,043,491)	47,177,902
Increase (decrease) in net assets from operations	(56,073)	83,370	(95,572,085)	73,122,603
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	7,824	76,737	4,261,801	18,593,428
Transfers between Sub-Accounts (including the Fixed Account), net	(32,664)	91,961	(158,602,158)	8,859,462
Withdrawals, surrenders, annuitizations and contract charges	(28,336)	(22,704)	(53,513,843)	(47,515,135)
Net accumulation activity	(53,176)	145,994	(207,854,200)	(20,062,245)
Annuitization Activity:
Annuitizations	-	-	5,087	574,530
Annuity payments and contract charges	-	-	(444,163)	(74,414)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	1,207	(2,144)
Net annuitization activity	-	-	(437,869)	497,972
Net increase (decrease) from contract owner transactions	(53,176)	145,994	(208,292,069)	(19,564,273)
Total increase (decrease) in net assets	(109,249)	229,364	(303,864,154)	53,558,330
Net assets at beginning of year	647,237	417,873	1,098,153,881	1,044,595,551
Net assets at end of year	$537,988	$647,237	$ 794,289,727	$ 1,098,153,881

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

	PRR Sub-Account		PTR Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Operations:
Net investment income (loss)	$ (55,709)	$ (653,769)	$ 1,580,820	$ 3,044,990
Net realized gains (losses)	3,912,914	10,075,065	7,625,730	15,393,324
Net change in unrealized appreciation/(depreciation)	(13,908,792)	(2,506,472)	(20,923,215)	8,075,070
Increase (decrease) in net assets from operations	(10,051,587)	6,914,824	(11,716,665)	26,513,384
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,187,387	977,223	2,761,104	2,622,979
Transfers between Sub-Accounts (including the Fixed Account), net	3,950,347	3,772,927	20,721,647	3,335,807
Withdrawals, surrenders, annuitizations and contract charges	(12,935,857)	(17,859,344)	(47,535,524)	(60,556,668)
Net accumulation activity	(7,798,123)	(13,109,194)	(24,052,773)	(54,597,882)
Annuitization Activity:
Annuitizations	-	-	129,872	-
Annuity payments and contract charges	-	-	(15,952)	(15,381)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	(176)	(3,810)
Net annuitization activity	-	-	113,744	(19,191)
Net increase (decrease) from contract owner transactions	(7,798,123)	(13,109,194)	(23,939,029)	(54,617,073)
Total increase (decrease) in net assets	(17,849,710)	(6,194,370)	(35,655,694)	(28,103,689)
Net assets at beginning of year	97,276,054	103,470,424	338,090,727	366,194,416
Net assets at end of year	$ 79,426,344	$ 97,276,054	$ 302,435,033	$ 338,090,727

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

	AAR Sub-Account		AAS Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Operations:
Net investment income (loss)	$ (233,564)	$(77,420)	$ (29,526)	$ (5,492)
Net realized gains (losses)	145,115	55,909	467,110	58,369
Net change in unrealized appreciation/(depreciation)	361,848	57,168	1,165,448	123,803
Increase (decrease) in net assets from operations	273,399	35,657	1,603,032	176,680
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	648	364,961	36,765	2,420
Transfers between Sub-Accounts (including the Fixed Account), net	13,217,237	4,672,735	6,704,601	2,416,160
Withdrawals, surrenders, annuitizations and contract charges	(442,190)	(232,463)	(612,855)	(180,704)
Net accumulation activity	12,775,695	4,805,233	6,128,511	2,237,876
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	12,775,695	4,805,233	6,128,511	2,237,876
Total increase (decrease) in net assets	13,049,094	4,840,890	7,731,543	2,414,556
Net assets at beginning of year	7,077,333	2,236,443	2,672,455	257,899
Net assets at end of year	$ 20,126,427	$7,077,333	$ 10,403,998	$ 2,672,455

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	WTF Sub-Account		USC Sub-Account
	December 31, December 31, 2013 2012		December 31, December 31, 2013 2012

Net investment income (loss)	$(7,335)$	(8,176)	$(1,307)$	(990)
Net realized gains (losses)	104,546	139,588	7,295	3,172
Net change in unrealized appreciation/(depreciation)	50,871	(23,362)	14,123	7,905
Increase (decrease) in net assets from operations	148,082	108,050	20,111	10,087
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	2,737	-	-	-
Transfers between Sub-Accounts (including the Fixed Account), net	(50,763)	(112,089)	(3,762)	(1,646)
Withdrawals, surrenders, annuitizations and contract charges	(98,603)	(147,038)	(345)	(313)
Net accumulation activity	(146,629)	(259,127)	(4,107)	(1,959)
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	(146,629)	(259,127)	(4,107)	(1,959)
Total increase (decrease) in net assets	1,453	(151,077)	16,004	8,128
Net assets at beginning of year	525,113	676,190	64,970	56,842
Net assets at end of year	$526,566$	525,113	$80,974$	64,970

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations: Net investment income (loss) Net realized gains (losses) Net change in unrealized appreciation/(depreciation) Increase (decrease) in net assets from operations	AAL Sub-Account
	December 31, 2013	December 31, 2012
	$ (91,825) 861,514 (2,005,056)	$ (39,935) 462,887 447,062
	(1,235,367)	870,014
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	185,513	1,104,424
Transfers between Sub-Accounts (including the Fixed Account), net	12,735,427	11,229,642
Withdrawals, surrenders, annuitizations and contract charges	(2,637,461)	(1,640,526)
Net accumulation activity	10,283,479	10,693,540
Annuitization Activity:
Annuitizations	-	-
Annuity payments and contract charges	-	-
Transfers between Sub-Accounts, net	-	-
Adjustments to annuity reserves	-	-
Net annuitization activity	-	-
Net increase (decrease) from contract owner transactions	10,283,479	10,693,540
Total increase (decrease) in net assets	9,048,112	11,563,554
Net assets at beginning of year	26,148,333	14,584,779
Net assets at end of year	$ 35,196,445	$ 26,148,333

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2013

1. BUSINESS AND ORGANIZATION

Sun Life of Canada (U.S.) Variable Account F (the “Variable Account”) is a separate account of Sun Life Assurance Company of Canada (U.S.) (the “Sponsor”) and was established on July 13, 1989 as a funding vehicle for the variable portion of Regatta contracts, Regatta Access contracts, Regatta Choice contracts, Regatta Choice II contracts, Regatta Classic contracts, Regatta Extra contracts, Regatta Flex II contracts, Regatta Flex 4 contracts, Regatta Gold contracts, Regatta Platinum contracts, Sun Life Financial Masters Access contracts, Sun Life Financial Masters Choice contracts, Sun Life Financial Masters Choice II contracts, Sun Life Financial Masters Extra contracts, Sun Life Financial Masters Extra II contracts, Sun Life Financial Masters Flex contracts, Sun Life Financial Masters Flex II contracts, Sun Life Financial Masters I Share contracts, Sun Life Financial Masters IV contracts, Sun Life Financial Masters VII contracts  (collectively the “Contracts”), and certain other fixed and variable annuity contracts issued by the Sponsor.  The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the Delaware Insurance Department.

The assets of the Variable Account are divided into “Sub-Accounts”. Each Sub-Account is invested in shares of a specific mutual fund (collectively the “Funds”), or series thereof, registered under the Investment Company Act of 1940, as amended.  The contract owners of the Variable Account direct the deposits into the Sub-Accounts of the Variable Account.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities.  Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

On December 17, 2012, Sun Life Financial Inc., the Sponsor’s indirect parent company, announced the execution of a definitive agreement to sell its domestic U.S. annuity business and certain life insurance businesses to Delaware Life Holdings, LLC, a Delaware limited liability company (“the Sale Transaction”).  As part of the Sale Transaction, Delaware Life Holdings, LLC would acquire all of the issued and outstanding shares of stock of the Sponsor.  After receiving all required regulatory approvals, the Sale Transaction closed on August 2, 2013 with an effective date of August 1, 2013.

A summary of the name changes related to Sub-Accounts held by the contract owners of the Variable Account during the current year, is as follows:

Sub-Account	Previous Name	Effective Date
VKC	Invesco Van Kampen V.I. American Value Fund Series II	April 29, 2013
VLC	Invesco Van Kampen V.I. Comstock Fund Series II	April 29, 2013
VKU	Invesco Van Kampen V.I. Equity and Income Fund Series II	April 29, 2013
OBV	Oppenheimer Balanced Fund/VA (Service Shares)	April 29, 2013
OMS	Oppenheimer Main Street Small- & Mid-Cap Fund/VA (Service Shares)	April 30, 2013
OGG	Oppenheimer Global Securities Fund/VA (Service Shares)	April 30, 2013

The following Sub-Accounts merged with new or existing Sub-Accounts during the current year:

Closed Sub-Account	New Sub-Account	Effective Date
MFJ	GGE	August 16, 2013
TRS	GGC	August 16, 2013
HVM	HVD	March 28, 2013

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

1. BUSINESS AND ORGANIZATION (CONTINUED)

The commencement date related to Sub-Accounts held by the contract owners of the Variable Account (if commenced within the past five years) is as follows:

Sub-Account	Effective Date
GGC, GGE	August 16, 2013
FFN, FFO, FFP, TND	December 10, 2012
FFL, TEG,FFJ, FFK	August, 20, 2012
AAM, AAN, AAP, AAQ, AAR, AAS, AAU, AAW, AAX, AAY, AAZ, AI8, BBB, BBA, BBC, BBD, BBE	October 31, 2011
AAA, AAL	May 2, 2011
6TT	August 17, 2009
HBF	May 4, 2009

A summary of Sub-Accounts held by the contract owners of the Variable Account, with commencement dates earlier than the past five years, but for which the first activity occurred within the last five years, is as follows:

Sub-Account	Year of First Activity
SBI	2010

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General
The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of financial statements in conformity with GAAP requires the Sponsor’s management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from these estimates.

Investment Valuation and Transactions
Investments made in mutual funds are carried at fair value and are valued at their closing net asset value as determined by the respective mutual fund, which in turn value their investments at fair value, as of December 31, 2013.  Transactions are recorded on a trade date basis.  Realized gains and losses on sales of investments are determined on the first in, first out basis.  Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Units
The number of units credited is determined by dividing the dollar amount allocated to a Sub-Account by the unit value for that Sub-Account for the period during which the purchase payment was received.  The unit value for each Sub-Account is established at $10.00 for the first period of that Sub-Account and is subsequently measured based on the performance of the investments and the contract charges selected by the contract holder, as discussed in note 5.

Purchase Payments
Upon issuance of new Contracts, the initial purchase payment is credited to the contract in the form of units.  All subsequent purchase payments are applied using the unit values for the period during which the purchase payment is received.

Transfers
Transfers between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt.  In addition, transfers can be made between the Sub-Accounts and the “Fixed Account”.  The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Withdrawals
At any time during the accumulation phase (the period before the first annuity payment), the contract owner may elect to receive a cash withdrawal payment under the contract.  If the contract owner requests a full withdrawal, the contract owner will receive the value of their account at the end of period, less the contract maintenance charge for the current contract year and any applicable withdrawal charge.

If the contract owner requests a partial withdrawal, the contract owner will receive the amount requested less any applicable withdrawal charge and the account value will be reduced by the amount requested.  Any requests for partial withdrawals that would result in the value of the contract owner’s account being reduced to an amount less than the contract maintenance charge for the current contract year is treated as a request for a full withdrawal.

Annuitization
On the annuity commencement date, the contract's accumulation account is canceled and its adjusted value is applied to provide an annuity. The adjusted value will be equal to the value of the accumulation account for the period that ends immediately before the annuity commencement date, reduced by any applicable premium taxes or similar taxes and a proportionate amount of the contract maintenance charge.

Annuity Payments
The amount of the first variable annuity payment is determined in accordance with the annuity payment rates found in the contract.  The number of units to be credited in respect of a particular Sub-Account is determined by dividing that portion of the first variable annuity payment attributable to that Sub-Account by the annuity unit value of that Sub-Account for the period that ends immediately before the annuity commencement date. The number of units of each Sub-Account credited to the contract then remains fixed, unless an exchange of units is made. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, depending on the investment performance of the Sub-Accounts.

Federal Income Taxes
The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes.  In the event of a change in applicable tax law, the Sponsor will review this policy and if necessary a provision may be made in future years.

Accounting for Uncertain Tax Provisions
The 2003 through 2013 tax years generally remain subject to examination by U.S. federal and most state tax authorities. Although the Sponsor remains jointly and severally liable for consolidated tax liabilities, the Sponsor is held harmless by its former parent in accordance with the Sale Transaction and believes that the possibility of a tax liability for the pre-sale tax years is remote. Additionally, management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required as of December 31, 2013.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. The most significant estimates are fair value measurements of investments and the calculation of the reserve for variable annuities.  Actual results could vary from the amounts derived from management's estimates.

Subsequent events
Management has evaluated events subsequent to December 31, 2013 noting there are no subsequent events requiring accounting adjustments or disclosure.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

New and Adopted Accounting Pronouncements
In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”.  This ASU clarifies the scope of offsetting disclosure requirements in ASU 2011-11, “Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities”.  Under ASU 2013-01, the disclosure requirements would apply to derivative instruments accounted for in accordance with ASC 815 “Derivatives and Hedging”, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending arrangements that are either offset on the balance sheet or subject to an enforceable master netting arrangement or similar agreement.  Entities with other types of financial assets and financial liabilities subject to a master netting arrangement or similar agreement also are affected because these amendments make them no longer subject to the disclosure requirements in ASU No. 2011-11.

Effective January 1, 2013, companies are required to disclose (a) gross amounts of recognized assets and liabilities; (b) gross amounts offset in the statement of financial position; (c) net amounts of assets and liabilities presented in the statement of financial position; (d) gross amounts subject to an enforceable master netting agreement not offset in the statements of financial position; and (e) net amounts after deducting (d) from (c). The disclosure should be presented in tabular format (unless another format is more appropriate) separately for assets and liabilities. The intent of the new disclosure is to enable users of financial statements to understand the effect of those arrangements on its financial position and to allow investors to better compare financial statements prepared under GAAP with financial statements prepared under International Financial Reporting Standards (“IFRS”).  The Variable Account adopted ASU 2013-01 on January 1, 2013 and the adoption did not have a significant impact on the Variable Account’s financial statements.

In October 2012, FASB issued ASU 2012-04, “Technical Corrections and Improvements”.  The amendments in this update cover a wide range of Topics in the Codification. The technical corrections (Section A) are divided into three main categories: (1) Source literature amendments – amendments to carry forward the original intent of certain pre-Codification authoritative literature that was inadvertently altered during the Codification process, (2) Guidance clarification and reference corrections – changes in wording and references to avoid misapplication or misinterpretation of guidance, and (3) Relocated guidance – moving guidance from one part of the Codification to another to correct instances in which the scope of pre-Codification guidance may have been unintentionally narrowed or broadened during the Codification process. The purpose of Section B of ASU 2012-04 is to conform the use of the term “fair value” throughout the Codification “to fully reflect the fair value measurement and disclosure requirements” of Accounting Standards Codification (“ASC”) Topic 820 “Fair Value Measurement”. These provisions are effective upon issuance, except for amendments that are subject to transition guidance discussed below. The Variable Account adopted the provisions of ASU 2012-04 on October 1, 2012.  The adoption did not impact the Variable Account’s financial statements or disclosures.

On January 1, 2013, the Variable Account adopted the amendments to ASU 2012-04 that are subject to transition guidance.  The adoption did not impact the Variable Account’s financial statements or disclosures.

In May 2011, FASB  issued ASU 2011-04, “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and IFRS,” which change the wording used to describe many of the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements.  Some of the amendments clarify the FASB’s intent about the application of existing fair value measurement requirements, while other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements.  Many of the requirements in this update are not meant to result in a change in application of the requirements of Topic 820, but to improve upon an entity’s consistency in application across jurisdictions to ensure that GAAP and IFRS fair value measurement and disclosure requirements are described in the same way.  The amendments in ASU 2011-04 are effective, on a retrospective basis, for fiscal years and interim periods within those fiscal years beginning after December 15, 2011.  On January 1, 2012, the Variable Account adopted the provisions of ASU 2011-04. The adoption did not impact the Variable Account’s financial statements or disclosures.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Accounting Pronouncements Not Yet Adopted
In June 2013, FASB issued ASU No. 2013-08, “Financial Services — Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements,” Which amends the criteria an entity would need to meet to qualify as an investment company under ASC 946.  The amendments clarify the characteristics of an investment company and provide comprehensive guidance for assessing whether an entity is an investment company.  ASU 2013-08 also requires entities to disclose their status as an investment company and investment companies to measure noncontrolling ownership interests in other investment companies at fair value rather than using the equity method of accounting.  The amendments in ASU 2013-08 are effective for an entity’s interim and annual reporting periods in fiscal years that begin after December 15, 2013. Earlier application is prohibited.  The Variable Account will adopt ASU 2013-08 and does not expect its requirements to have a significant impact on the Variable Account’s financial statements.

3. FAIR VALUE MEASUREMENTS

The Sub-Accounts’ investments are carried at fair value.  Fair value is an exit price, representing the amount that would be received from a sale of an asset or paid to transfer a liability in an orderly transaction between market participants.  As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability.  As a basis for considering such assumptions, Topic 820 establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect qu oted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. Topic 820 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

The Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three level hierarchy described above.  If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

As of December 31, 2013, the inputs used to price the Funds are observable and represent Level 1 assets under the Topic 820 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account during the year ended December 31, 2013. As of December 31, 2013, the Level 1 assets held by the Variable Account was $17,109 million.  There were no transfers between levels during the period.

4. RELATED PARTY TRANSACTIONS

As of December 31, 2013, Massachusetts Financial Services Company (“MFS”), an affiliate of the Sponsor prior to the Sale Transaction, is the investment advisor to certain Funds and charges a management fee at an annual rate ranging from 0.40% to 1.05% of the Funds’ average daily net assets.

MFS does not charge a management fee for Sub-Accounts 6XX, 7XX, and 8XX.

For additional related party transactions, see Notes 5 and 6.

5. CONTRACT CHARGES

Mortality and expense risk charges
Charges for mortality and expense risks, the optional death benefit riders and optional living benefit riders are based on the average daily Variable Account assets and are deducted from the Variable Account at the end of each valuation period to cover the risks assumed by the Sponsor.  These charges are reflected in the Statement of Operations.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

5. CONTRACT CHARGES (CONTINUED)

The deductions are calculated at different levels based upon the elections made by the contract holder and are transferred periodically to the Sponsor. At December 31, 2013, the deduction is at an effective annual rate as follows:

	Level 1	Level 2	Level 3	Level 4	Level 5	Level 6	Level 7	Level 8
Regatta	1.25%	-	-	-	-	-	-	-
Regatta Gold	1.25%	-	-	-	-	-	-	-
Regatta Classic	1.00%	-	-	-	-	-	-	-
Regatta Platinum	1.25%	-	-	-	-	-	-	-
Regatta Extra	1.30%	1.45%	1.55%	1.70%	-	-	-	-
Regatta Choice	0.85%	1.00%	1.10%	1.15%	1.25%	1.40%	-	-
Regatta Access	1.00%	1.15%	1.25%	1.40%	1.50%	1.65%	-	-
Regatta Flex 4	0.95%	1.10%	1.20%	1.35%	1.45%	1.60%	-	-
Regatta Flex II	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%	1.95%	2.15%
Regatta Choice II	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%	1.70%	-
Sun Life Financial Masters Extra	1.40%	1.60%	1.65%	1.80%	1.85%	2.00%	2.05%	2.25%
Sun Life Financial Masters Choice	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%	1.70%	1.90%
Sun Life Financial Masters Access	1.35%	1.55%	1.60%	1.75%	1.80%	1.95%	-	-
Sun Life Financial Masters Flex	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%	1.95%	2.15%
Sun Life Financial Masters IV	1.25%	1.30%	1.35%	1.45%	1.50%	1.55%	1.60%	1.65%
Sun Life Financial Masters VII	1.00%	1.05%	1.20%	1.25%	1.30%	1.35%	1.40%	1.50%
Sun Life Financial Masters Extra II	1.40%	1.80%	-	-	-	-	-	-
Sun Life Financial Masters Choice II	1.05%	1.45%	-	-	-	-	-	-
Sun Life Financial Masters Flex II	1.30%	1.70%	-	-	-	-	-	-
Sun Life Financial Masters I Share	0.50%	-	-	-	-	-	-	-

Distribution and administrative expense charges
For assuming the risk that surrender charges may be insufficient to compensate the Sponsor for the costs of distributing the Contracts, the Sponsor makes a deduction from the Sub-Account at the end of each valuation period for the first seven account years at an effective annual rate of 0.15% of the average daily value of the contract invested in the Sub-Account attributable to Regatta, Sun Life Financial Masters VII, Sun Life Financial Masters Extra, Sun Life Financial Masters Extra II, Sun Life Financial Masters Choice and Sun Life Financial Masters Choice II, and at an effective annual rate of 0.20% of the average daily value of the contract invested in the Sub-Account attributable to Sun Life Financial Masters IV, Sun Life Financial Masters Access, Sun Life Financial Masters Flex and Sun Life Financial Masters Flex II. There are no distribution charges associated with the other contracts listed in note 1.

Additionally, for Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV, Sun Life Financial Masters VII, Sun Life Financial Masters Extra II, Sun Life Financial Masters Flex II, Sun Life Financial Masters I Share, and Sun Life Financial Masters Choice II contracts, an administrative expense charge is deducted from the assets of the Variable Account at an annual effective rate equal to 0.15% of the average daily Variable Account value.  This charge is designed to reimburse the Sponsor for expenses incurred in administering the Contracts, the accounts and the Variable Account that are not covered by the annual account administration fee (“Account Fee”).  Distribution and administrative expense charges are reflected in the Statement of Operations.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

5. CONTRACT CHARGES (CONTINUED)

Administration charges (“Account Fee”)
Each year on the account anniversary date, an Account Fee equal to the lesser of $30 or 2% of the participant’s account value in the case of Regatta, Regatta Gold and Regatta Platinum, $35 in the case of Regatta Extra contracts, and $50 in the case of Regatta Choice, Regatta Classic, Regatta Access, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV, Sun Life Financial Masters VII, Sun Life Financial Masters Extra II, Sun Life Financial Masters Flex II, Sun Life Financial Masters I Share, and Sun Life Financial Masters Choice II contracts (after account year 5, the Account Fee for Regatta Gold, Regatta Platinum, Regatta Extra, and Regatta Choice contracts, may be changed annually, but it may not exceed the lesser of $50 or 2% of the participant’s account value) is deducted from the participant’s account, reflected in the Statement of Changes in Net Assets, to reimburse the Sponsor for certain administrative expenses. After the annuity commencement date, the Account Fee will be deducted pro rata from each variable annuity payment made during the year.

Surrender charges
The Sponsor does not deduct a sales charge from the purchase payments. However, a surrender charge (contingent deferred sales charge) of up to 6% of certain amounts withdrawn will be deducted to cover certain expenses relating to the sale of Regatta, Regatta Gold, Regatta Flex 4, and Regatta Platinum contracts; 8% for Regatta Extra, Regatta Choice II, Regatta Flex II, Sun Life Financial Masters Choice, Sun Life Financial Masters Choice II, Sun Life Financial Masters Flex, Sun Life Financial Masters Flex II, Sun Life Financial Masters Extra, Sun Life Financial Masters Extra II, Sun Life Financial Masters IV, and Sun Life Financial Masters VII; and for 7% for Regatta Choice if the contract holder requests a full withdrawal prior to reaching the pay-out phase.

Optional living benefit rider charges (“Benefit Fee”)

	Single Life Quarterly Charge	Joint Life Quarterly Charge	Single Life Annual Charge	Joint Life Annual Charge
Secured Returns	0.1000%	N/A	0.40%	N/A
Secured Returns 2	0.1250%	N/A	0.50%	N/A
Secured Returns for Life	0.1250%	N/A	0.50%	N/A
Secured Returns for Life Plus	0.1250%	N/A	0.50%	N/A
Income on Demand	0.1625%	0.2125%	0.65%	0.85%
Income on Demand II	0.1625%	0.2125%	0.65%	0.85%
Retirement Asset Protector	0.1875%	N/A	0.75%	N/A
Retirement Income Escalator	0.1875%	0.2375%	0.75%	0.95%
Sun Income Advisor	0.2250%	0.2750%	0.90%	1.10%
Income on Demand II Plus	0.2375%	0.2875%	0.95%	1.15%
Income on Demand II Escalator	0.2375%	0.2875%	0.95%	1.15%
Retirement Income Escalator II	0.2375%	0.2875%	0.95%	1.15%
Sun Income Riser	0.2750%	0.3250%	1.10%	1.30%
Income on Demand III Escalator	0.2750%	0.3250%	1.10%	1.30%
Sun Income Riser III	0.2750%	0.3000%	1.10%	1.20%
Sun Income Maximizer	0.2750%	0.3000%	1.10%	1.20%
Sun Income Maximizer Plus	0.3125%	0.3625%	1.25%	1.45%

Sun Income Advisor was only available on Sun Life Financial Masters I Share contracts.

Sun Income Maximizer, Sun Income Maximizer Plus, and Sun Income Riser III were available on Sun Life Financial Masters Choice II contracts, Sun Life Financial Masters Extra II contracts, and Sun Life Financial Masters Flex II contracts.  The remaining optional living benefits above were available on Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Flex, and Sun Life Financial Masters Access contracts.

Secured Returns for Life and Secured Returns for Life Plus were the only optional living benefits available on Sun Life Financial Masters IV and Sun Life Financial Masters VII contracts.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

5. CONTRACT CHARGES (CONTINUED)

Optional living benefit rider charges (“Benefit Fee”) (Continued)
Secured Returns, Secured Returns 2, Secured Returns for Life, Secured Returns for Life Plus, Income on Demand, and Retirement Asset Protector were the only optional living benefits available on Regatta Flex II and Regatta Choice II contracts.

Premium Taxes
A deduction, when applicable, is made for premium taxes or similar state or local taxes.  It is currently the policy of the Sponsor to deduct the taxes at the annuity commencement date.  However, the Sponsor reserves the right to deduct such taxes when incurred.

6. RESERVE FOR VARIABLE ANNUITIES

Reserve for variable annuities represents the actuarial present value of future contract benefits for those contract holders who are in the payout phase of their contract and who chose the variable payout option. Annuity reserves for contracts with annuity commencement dates prior to January 1, 1987 are calculated using the 1971 Individual Annuitant Mortality Table. Annuity reserves for contracts with annuity commencement dates on or between January 1, 1987 and December 31, 1998 are calculated using the 1983 Individual Annuitant Mortality Table. Annuity reserves for contracts with annuity commencement dates on or after January 1, 1999 are calculated using the 2000 Individual Annuitant Mortality Table. All annuity reserves are calculated using an assumed interest rate of at least 3% or 4% per year.   The Individual Annuitant Mortality Tables utilized are subject to change in conjunction with changes in the tables currently adopted by the National Association of Insurance Commissioners. The mortality risk is fully borne by the Sponsor and may result in additional amounts being transferred into the variable annuity account by the Sponsor to cover greater longevity of annuities than expected.  Required adjustments to the reserves are accomplished by transfers to or from the Sponsor.

7. INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2013 were as follows:

	Purchases	Sales
AVB	$12,827,261	$14,298,209
AAA	55,164,447	10,570,606
AN4	1,451,849	2,167,291
IVB	4,849,027	14,657,806
AAU	9,270,366	2,863,887
9XX	68,929,535	136,586,502
NMT	205	10,502
MCC	3,683,122	38,197,726
NNG	77	545
CMG	5,376,263	12,621,276
NMI	553,148	2,455,557
CSC	16,840	2,833
FVB	27,527,993	22,888,516
FL1	15,708,159	61,631,923
F10	1,166,436	2,279,890
F15	2,727,148	7,862,378
F20	3,255,707	5,640,365
FVM	27,704,917	47,518,555
SGI	52,449,243	88,000,696
S17	18,191,082	10,898,961
ISC	20,021,685	30,615,380
AAZ	1,298,018	998,567

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
BBC	$ 77,495	$ 58,274
FVS	10,677,779	15,115,551
BBA	155,055	141,606
SIC	8,626,601	10,003,219
BBB	236,039	96,281
FMS	9,575,255	61,840,858
TDM	8,355,491	8,512,800
FTI	11,617,832	51,961,684
AAX	7,349,032	2,890,408
FTG	3,920,067	9,541,300
HBF	554,709	3,963,528
HVD	550,531	1,186,970
HVG	24,611	285,591
HVI	47,062	360,634
HVE	72,321	1,248,675
HVM	1,252	92,784
HVC	121,972	578,670
HVS	1,148,589	1,442,020
HRS	239,094	492,378
HVR	149,659	271,242
HSS	346,994	1,754,602
VKC	6,566,135	3,685,976
VLC	16,625,663	11,152,978
VKU	42,757,372	13,950,963
AI8	1,239,326	307,286
AAY	22,264,244	6,489,982
AAM	6,653,283	3,818,077
LRE	16,738,566	16,389,128
LA9	9,375,059	14,872,466
LAV	21,075,173	14,810,255
GGC	452,640,738	28,272,521
GGE	596,865,328	47,695,969
FFL	4,132,439	22,299,535
TEG	3,872,890	6,562,706
FFJ	2,874,776	4,084,441
FFK	2,709,508	14,039,389
TND	5,367,043	5,597,154
AAN	86,189,231	190,639,358
FFN	3,824,189	66,353,045
FFO	6,866,616	80,613,542
FFP	1,539,127	4,688,476

	Purchases	Sales
MIT	$ 11,950,645	$ 51,029,879
MFL	3,410,434	39,370,775
BDS	10,045,139	23,305,214
MF7	70,058,419	47,076,930
RGS	5,461,506	16,524,735
RG1	10,169,356	14,556,247
EME	3,648,981	6,525,885
EM1	6,878,206	8,453,100
GGS	1,428,045	5,431,543
GG1	1,508,551	1,087,901
GGR	1,684,577	9,366,284
GG2	892,045	1,013,412
RES	3,466,340	18,025,982
RE1	540,711	4,409,115
GTR	6,333,860	9,806,497
GT2	56,775,140	111,584,693
GSS	15,577,977	33,933,535
MFK	58,921,527	90,041,913
HYS	10,435,527	20,133,275
MFC	16,558,792	31,751,187
IGS	3,245,298	7,606,272
IG1	3,267,274	4,176,409
MII	3,308,195	7,188,296
MI1	8,272,605	32,584,045
MIS	7,983,435	54,683,572
M1B	4,579,220	11,855,606
MMS	36,794,012	46,776,072
MM1	123,272,662	168,012,094
NWD	5,390,651	13,359,000
M1A	3,207,316	21,803,859
RIS	1,735,690	5,162,353
RI1	6,058,570	20,697,436
SIS	6,578,611	9,917,017
SI1	1,044,691	2,155,093
TEC	1,465,322	3,233,049
TE1	257,501	407,001
TRS	47,059,991	487,945,613
MFJ	67,099,816	668,548,222
UTS	19,182,513	25,803,355
MFE	21,289,962	30,492,543
MVS	15,777,614	18,952,886
MV1	26,900,704	55,501,531
VSC	13,559,931	40,578,073
6XX	118,668,838	179,996,122
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7.  INVESTMENT PURCHASES AND SALES (CONTINUED)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
SC3	$ 534,286	$ 865,467
SRE	20,939,969	20,378,919
8XX	89,326,800	80,380,818
5XX	51,833,995	75,722,730
SDC	66,360,079	91,825,915
S15	75,409,363	30,051,521
SGC	10,757,851	18,239,777
S13	13,411,765	11,609,609
7XX	281,381,315	216,006,215
2XX	1,705,311	5,547,386
AAW	1,899,717	825,987
VKM	1,926,987	6,635,753
OCA	2,219,037	6,829,537
OBV	740,439	1,543,934
OGG	5,774,477	7,751,279
OMG	4,462,632	100,776,970
OMS	678,872	2,990,446
AAQ	35,021	42,587
PRA	26,228,475	13,664,135
AAP	12,966,503	9,997,278
BBD	182,392	410,809
PCR	15,268,590	16,511,343
PMB	5,952,898	8,657,744
BBE	108,388	137,195
6TT	109,033,965	303,020,790
PRR	18,206,329	25,425,789
PTR	53,179,582	72,881,112
AAR	16,511,749	3,935,460
AAS	8,966,672	2,867,687
WTF	12,791	159,090
USC	6,801	5,822
AAL	20,482,564	9,291,320

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2013 were as follows:

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
AVB	16,206,274	16,362,846	(156,572)
AAA	31,031,902	26,747,887	4,284,015
AN4	3,712,763	3,785,690	(72,927)
IVB	34,821,246	36,566,478	(1,745,232)
AAU	1,820,451	1,395,198	425,253
9XX	157,422,251	164,162,866	(6,740,615)
NMT	9,000	9,643	(643)
MCC	38,526,878	41,525,631	(2,998,753)
NNG	-	1	(1)
CMG	8,162,105	8,695,519	(533,414)
NMI	2,366,718	2,500,576	(133,858)
CSC	6,125	5,233	892
FVB	23,346,276	23,291,353	54,923
FL1	67,633,505	71,071,605	(3,438,100)
F10	613,363	700,437	(87,074)
F15	3,457,531	3,862,470	(404,939)
F20	3,218,178	3,432,183	(214,005)
FVM	41,408,446	44,136,900	(2,728,454)
SGI	125,360,233	129,880,443	(4,520,210)
S17	5,624,555	6,198,440	(573,885)
ISC	32,001,923	33,319,094	(1,317,171)
AAZ	805,114	791,636	13,478
BBC	57,556	56,091	1,465
FVS	5,243,864	5,427,441	(183,577)
BBA	142,700	142,469	231
SIC	6,265,851	6,503,328	(237,477)
BBB	86,071	76,060	10,011
FMS	46,972,145	49,857,471	(2,885,326)
TDM	11,400,458	11,396,543	3,915
FTI	35,594,000	37,661,458	(2,067,458)
AAX	2,020,448	1,643,229	377,219
FTG	4,976,026	5,290,607	(314,581)
HBF	4,238,593	4,490,329	(251,736)
HVD	1,432,514	1,487,591	(55,077)
HVG	355,590	382,709	(27,119)
HVI	373,289	405,067	(31,778)
HVE	2,088,685	2,214,737	(126,052)
HVM	8,354	17,162	(8,808)
HVC	514,627	557,840	(43,213)
HVS	3,011,347	3,044,739	(33,392)
HRS	1,314,719	1,355,458	(40,739)
HVR	543,968	568,131	(24,163)
HSS	1,464,607	1,562,059	(97,452)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
VKC	2,128,465	1,920,560	207,905
VLC	11,235,704	10,744,869	490,835
VKU	25,271,681	23,147,066	2,124,615
AI8	333,430	256,011	77,419
AAY	8,248,827	6,741,479	1,507,348
AAM	1,183,909	959,283	224,626
LRE	22,175,040	22,127,909	47,131
LA9	7,616,067	8,264,088	(648,021)
LAV	9,339,051	9,316,978	22,073
GGC	46,821,068	5,199,090	41,621,978
GGE	85,903,027	31,510,041	54,392,986
FFL	4,972,931	6,084,209	(1,111,278)
TEG	2,248,857	2,358,747	(109,890)
FFJ	1,452,196	1,593,134	(140,938)
FFK	8,358,337	9,015,313	(656,976)
TND	4,231,588	4,240,769	(9,181)
AAN	311,726,000	321,709,873	(9,983,873)
FFN	69,899,647	74,967,551	(5,067,904)
FFO	82,535,417	88,581,260	(6,045,843)
FFP	3,804,746	4,059,555	(254,809)
MIT	8,136,254	10,109,870	(1,973,616)
MFL	21,877,856	23,798,138	(1,920,282)
BDS	1,272,442	2,078,480	(806,038)
MF7	38,433,531	37,497,383	936,148
RGS	1,343,258	1,979,174	(635,916)
RG1	10,458,645	10,752,144	(293,499)
EME	575,337	676,771	(101,434)
EM1	6,334,416	6,403,700	(69,284)
GGS	716,687	903,098	(186,411)
GG1	387,747	359,645	28,102
GGR	366,231	640,067	(273,836)
GG2	150,926	154,969	(4,043)
RES	898,987	1,651,257	(752,270)
RE1	1,817,126	2,050,008	(232,882)
GTR	736,933	899,930	(162,997)
GT2	212,963,845	218,322,131	(5,358,286)
GSS	9,541,648	10,573,868	(1,032,220)
MFK	96,975,741	99,670,649	(2,694,908)
HYS	3,466,677	3,895,562	(428,885)
MFC	13,732,605	14,536,104	(803,499)
IGS	3,403,212	3,626,434	(223,222)
IG1	5,768,990	5,819,199	(50,209)
MII	515,354	664,031	(148,677)
MI1	48,028,377	50,001,284	(1,972,907)
MIS	14,841,855	18,253,907	(3,412,052)
M1B	6,091,203	6,548,140	(456,937)
MMS	4,024,795	4,748,420	(723,625)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
MM1	91,633,383	95,881,898	(4,248,515)
NWD	3,171,097	3,587,308	(416,211)
M1A	7,615,052	8,369,642	(754,590)
RIS	784,794	974,814	(190,020)
RI1	14,225,258	14,886,526	(661,268)
SIS	832,654	1,047,132	(214,478)
SI1	260,036	330,426	(70,390)
TEC	636,211	882,405	(246,194)
TE1	60,604	69,769	(9,165)
TRS	1,188,040	18,728,915	(17,540,875)
MFJ	17,316,353	55,691,751	(38,375,398)
UTS	626,628	1,158,467	(531,839)
MFE	7,685,190	8,129,986	(444,796)
MVS	1,565,321	2,085,733	(520,412)
MV1	28,276,635	30,263,636	(1,987,001)
VSC	33,693,553	36,437,660	(2,744,107)
6XX	96,741,218	106,428,535	(9,687,317)
SC3	456,466	481,408	(24,942)
SRE	27,759,852	27,899,139	(139,287)
8XX	33,332,953	35,925,703	(2,592,750)
5XX	79,541,530	82,368,717	(2,827,187)
SDC	174,555,748	176,444,212	(1,888,464)
S15	77,321,181	72,623,992	4,697,189
SGC	11,368,888	12,408,181	(1,039,293)
S13	9,112,472	9,331,301	(218,829)
7XX	171,656,143	175,979,637	(4,323,494)
2XX	1,934,412	2,180,824	(246,412)
AAW	443,031	367,806	75,225
VKM	2,277,066	2,625,380	(348,314)
OCA	3,734,639	3,992,015	(257,376)
OBV	3,924,351	4,023,933	(99,582)
OGG	4,633,914	4,738,992	(105,078)
OMG	74,198,491	79,502,199	(5,303,708)
OMS	590,989	680,247	(89,258)
AAQ	15,809	16,382	(573)
PRA	8,788,538	7,979,184	809,354
AAP	8,164,092	7,972,720	191,372
BBD	277,654	302,870	(25,216)
PCR	23,701,019	23,823,517	(122,498)
PMB	2,377,047	2,524,490	(147,443)
BBE	127,756	132,780	(5,024)
6TT	249,201,235	267,555,033	(18,353,798)
PRR	18,931,817	19,421,774	(489,957)
PTR	72,249,318	73,755,791	(1,506,473)
AAR	6,246,699	5,026,218	1,220,481
AAS	2,000,473	1,577,452	423,021

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)
	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
WTF	124,745	133,857	(9,112)
USC	11,328	11,570	(242)
AAL	13,085,916	12,125,924	959,992

The changes in units outstanding for the year ended December 31, 2012 were as follows:

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
AVB	15,592,472	16,064,364	(471,892)
AAA	19,583,734	18,256,381	1,327,353
AN4	3,983,725	4,142,905	(159,180)
IVB	42,687,698	44,072,343	(1,384,645)
AAU	387,454	265,626	121,828
9XX	172,160,403	174,419,805	(2,259,402)
NMT	10,060	10,109	(49)
MCC	46,913,010	48,458,421	(1,545,411)
CMG	9,025,181	9,286,597	(261,416)
NMI	2,898,418	3,104,129	(205,711)
CSC	3,317	3,305	12
FVB	22,025,245	21,914,514	110,731
FL1	77,787,376	80,120,973	(2,333,597)
F10	783,434	802,266	(18,832)
F15	3,587,810	3,814,347	(226,537)
F20	3,577,849	3,916,299	(338,450)
FVM	49,870,512	51,811,217	(1,940,705)
SGI	142,342,959	146,966,329	(4,623,370)
S17	6,225,354	6,843,318	(617,964)
ISC	36,302,728	36,916,253	(613,525)
AAZ	795,708	705,581	90,127
BBC	48,404	46,085	2,319
FVS	5,763,893	6,029,970	(266,077)
BBA	142,277	138,787	3,490
SIC	6,676,952	6,904,022	(227,070)
BBB	76,325	61,213	15,112
FMS	56,853,312	59,052,536	(2,199,224)
TDM	11,929,569	12,407,183	(477,614)
FTI	45,121,507	47,773,318	(2,651,811)
AAX	962,204	621,326	340,878

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
FTG	5,792,795	6,092,958	(300,163)
HBF	5,052,938	5,112,241	(59,303)
HVD	1,564,115	1,587,516	(23,401)
HVG	404,683	408,452	(3,769)
HVI	469,316	485,532	(16,216)
HVE	2,455,549	2,529,339	(73,790)
HVM	35,137	35,293	(156)
HVC	637,949	613,209	24,740
HVS	3,138,757	3,113,351	25,406
HVN	57,084	121,497	(64,413)
HRS	1,400,255	1,415,636	(15,381)
HVR	593,764	599,213	(5,449)
HSS	1,811,390	1,893,112	(81,722)
AI8	30,525	15,707	14,818
VKC	1,704,571	1,815,101	(110,530)
VLC	9,345,244	9,536,689	(191,445)
VKU	18,157,664	18,110,948	46,716
AAY	2,582,147	1,894,145	688,002
AAM	441,254	345,722	95,532
LRE	21,844,946	22,534,524	(689,578)
LA9	9,390,963	9,815,435	(424,472)
LAV	8,996,511	9,513,101	(516,590)
EGS	3,065,677	13,052,491	(9,986,814)
MFF	985,624	1,762,279	(776,655)
FFL	12,192,965	3,477,784	8,715,181
TEG	2,123,073	1,055,206	1,067,867
FFJ	4,301,124	945,840	3,355,284
FFK	6,087,724	3,045,087	3,042,637
TND	2,355,098	1,101,381	1,253,717
AAN	169,209,204	83,682,614	85,526,590
FFN	41,856,770	20,524,425	21,332,345
FFO	50,496,065	24,903,918	25,592,147
FFP	2,372,727	1,116,046	1,256,681
MIT	9,696,180	12,239,718	(2,543,538)
MFL	28,515,828	30,413,992	(1,898,164)
BDS	1,730,405	1,947,538	(217,133)
MF7	32,599,969	32,654,957	(54,988)
RGS	1,429,256	2,319,058	(889,802)
RG1	10,320,428	10,369,298	(48,870)
EME	589,509	837,201	(247,692)
EM1	6,634,357	6,882,559	(248,202)
GGS	792,099	926,786	(134,687)
GG1	150,171	169,256	(19,085)
GGR	388,000	795,917	(407,917)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
GG2	123,603	149,467	(25,864)
RES	1,007,906	1,990,347	(982,441)
RE1	2,443,600	2,609,452	(165,852)
GTR	710,061	1,115,387	(405,326)
GT2	229,471,608	229,421,838	49,770
GSS	9,813,285	10,360,770	(547,485)
MFK	101,683,318	102,892,409	(1,209,091)
HYS	3,855,029	4,124,189	(269,160)
MFC	13,858,125	12,840,157	1,017,968
IGS	3,832,016	4,301,193	(469,177)
IG1	6,198,403	6,586,433	(388,030)
MII	559,539	899,637	(340,098)
MI1	58,142,312	61,203,340	(3,061,028)
MIS	17,252,686	21,392,817	(4,140,131)
M1B	7,250,573	8,016,052	(765,479)
MCS	708,555	4,670,323	(3,961,768)
MC1	917,618	2,139,049	(1,221,431)
MMS	3,790,633	4,502,198	(711,565)
MM1	68,227,501	52,584,471	15,643,030
NWD	3,882,872	4,357,010	(474,138)
M1A	10,278,584	10,954,035	(675,451)
RIS	802,727	1,140,479	(337,752)
RI1	17,199,513	18,134,148	(934,635)
SIS	927,958	855,092	72,866
SI1	264,557	406,548	(141,991)
TEC	778,129	1,367,073	(588,944)
TE1	70,150	102,928	(32,778)
TRS	2,617,585	4,852,985	(2,235,400)
MFJ	36,454,855	43,405,980	(6,951,125)
UTS	731,441	1,406,170	(674,729)
MFE	9,512,428	10,197,840	(685,412)
MVS	1,718,494	2,573,137	(854,643)
MV1	34,889,148	37,096,284	(2,207,136)
VSC	43,032,381	44,577,089	(1,544,708)
6XX	107,900,010	111,229,311	(3,329,301)
SC3	528,524	594,384	(65,860)
SRE	31,571,420	33,993,022	(2,421,602)
8XX	34,094,592	36,966,097	(2,871,505)
5XX	84,942,506	84,443,122	499,384
SDC	186,084,455	190,943,995	(4,859,540)
S15	64,463,735	65,490,651	(1,026,916)
SGC	14,518,135	15,354,808	(836,673)
S13	9,736,495	9,941,173	(204,678)
7XX	174,022,473	175,603,298	(1,580,825)
2XX	2,344,351	2,407,121	(62,770)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
AAW	374,939	311,170	63,769
VKM	3,488,948	3,672,438	(183,490)
OBV	4,305,086	4,423,089	(118,003)
OCA	4,215,666	4,429,029	(213,363)
OGG	5,060,419	5,497,078	(436,659)
OMG	92,885,776	98,417,120	(5,531,344)
OMS	735,805	799,014	(63,209)
AAQ	15,465	18,988	(3,523)
PRA	3,832,740	2,607,775	1,224,965
AAP	6,009,910	4,802,962	1,206,948
BBD	318,003	257,105	60,898
PCR	23,751,861	24,417,627	(665,766)
PMB	2,541,789	2,607,958	(66,169)
BBE	143,953	130,046	13,907
6TT	270,436,842	272,102,673	(1,665,831)
PRR	19,969,283	20,744,606	(775,323)
PTR	78,613,301	82,075,944	(3,462,643)
AAR	2,316,832	1,852,551	464,281
AAS	688,660	500,008	188,652
3XX	896,600	1,254,997	(358,397)
SBI	2,136,546	2,629,051	(492,505)
SSA	9,159,343	11,791,979	(2,632,636)
SVV	70,667,285	96,335,398	(25,668,113)
1XX	2,223,284	3,083,726	(860,442)
SLC	84,497,136	116,650,638	(32,153,502)
S12	3,723,852	5,224,296	(1,500,444)
S14	5,455,929	7,782,901	(2,326,972)
4XX	166,107,665	219,931,861	(53,824,196)
S16	8,405,287	11,595,410	(3,190,123)
LGF	1,486,911	2,150,696	(663,785)
IGB	40,938,741	54,392,031	(13,453,290)
CMM	35,081,785	49,974,120	(14,892,335)
WTF	169,104	187,808	(18,704)
USC	11,798	11,942	(144)
AAL	8,739,710	7,742,700	997,010

9. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable annuity contract, other than a pension plan contract, is not treated as an annuity contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified.  The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.  The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
 (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS

The summary of units outstanding, unit value (some of which may be rounded), net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and the total return, for each of the five years in the period ended December 31, is as follows:
		At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest4			Net Assets	Investment Income Ratio1	Expense Ratio lowest to highest2			Total Return3
AVB	5,318,723	$ 11.8701	to	$ 12.9459	$ 65,572,601	2.26%	0.65% to		2.25%	13.66%	to	15.52%
2013
2012	5,475,295	10.5211	to	11.2069	59,011,011	1.91	0.65	to	2.10	10.98	to	12.63
2011	5,947,187	9.4799	to	9.9498	57,458,501	2.18	0.65	to	2.10	(5.09)	to	(3.69)
2010	5,293,494	9.9167	to	10.2048	53,564,306	2.43	1.35	to	2.35	1.14	to	8.81
2009	4,507,053	9.2498	to	9.3787	42,044,269	0.81	1.35	to	2.10	21.13	to	22.06
AAA
2013	9,712,844	10.7227	to	11.2896	106,896,574	0.29	0.65	to	2.55	9.08	to	11.21
2012	5,428,829	9.9060	to	10.1521	54,255,262	0.13	0.65	to	2.10	5.73	to	7.30
2011	4,101,476	9.3695	to	9.4614	38,568,416	-	0.65	to	2.10	(6.30)	to	(5.39)
AN4
2013	1,020,343	8.7145	to	9.1370	9,149,747	0.73	1.35	to	2.15	10.89	to	11.79
2012	1,093,270	7.8010	to	8.1732	8,792,098	1.46	1.35	to	2.30	12.57	to	13.67
2011	1,252,450	6.9298	to	8.6713	8,892,693	2.71	0.65	to	2.30	(17.97)	to	(16.59)
2010	1,092,105	8.4482	to	8.6813	9,392,167	1.83	1.35	to	2.30	1.70	to	11.09
2009	1,011,403	7.6787	to	7.8147	7,854,209	3.28	1.35	to	2.30	36.03	to	37.36
IVB
2013	8,077,654	7.5012	to	7.9827	63,128,091	5.72	1.30	to	2.35	19.85	to	21.13
2012	9,822,886	6.2590	to	6.5900	63,597,746	1.34	1.30	to	2.35	11.50	to	12.70
2011	11,207,531	5.6135	to	5.8472	64,608,169	3.88	1.30	to	2.35	(21.33)	to	(20.48)
2010	11,190,095	7.1355	to	7.3535	81,416,221	2.68	1.30	to	2.35	1.85	to	2.94
2009	11,674,305	7.0059	to	7.1432	82,821,276	1.06	1.30	to	2.35	31.20	to	32.61
AAU
2013	553,196	16.2876	to	16.9226	9,166,477	0.51	0.65	to	2.30	34.47	to	36.74
2012	127,943	12.1521	to	12.2638	1,588,940	0.33	1.35	to	2.05	16.03	to	16.86
2011	6,115	10.4824	to	10.4943	64,141	-	1.35	to	1.75	4.82	to	4.94
9XX
2013	52,777,976	12.2973	to	15.1505	787,728,876	1.01	0.65	to	2.35	11.73	to	13.67
2012	59,518,591	10.8182	to	13.4228	788,739,478	1.47	0.65	to	2.55	7.15	to	9.25
2011	61,777,993	9.9024	to	12.3742	757,127,151	2.53	0.65	to	2.35	(5.90)	to	(4.27)
2010	47,908,911	12.7432	to	13.0170	619,370,616	1.27	1.35	to	2.30	1.20	to	8.28
2009	34,904,179	11.8467	to	12.0216	417,990,165	3.19	1.35	to	2.55	17.83	to	19.28

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,				For the years ended December 31,
	Units	Unit Value lowest to highest4		Net Assets	Investment Income Ratio1	Expense Ratio lowest to highest2		Total Return3
NMT	2,841 3,484	$16.5871 11.8408		$ 47,121 41,258	0.45% -	1.65% 1.65		40.08% 9.54
2013 2012
2011	3,533	10.8100		38,189	-	1.65		(13.38)
2010	3,338	12.4799		41,663	-	1.65		15.48
2009	4,383	10.8073		47,363	0.10	1.65		24.97
MCC
2013	8,725,729	12.1253 to	15.2766	110,940,837	0.24	0.65 to	2.35	38.66 to	41.08
2012	11,724,482	8.7443 to	10.8285	106,744,410	-	0.65 to	2.35	8.50 to	10.40
2011	13,269,893	8.0594 to	9.8089	110,566,702	-	0.65 to	2.35	(14.18)to	(12.68)
2010	14,342,386	9.3906 to	9.7833	138,265,475	-	1.30 to	2.35	2.84 to	15.60
2009	16,190,984	8.2105 to	8.4629	135,548,553	-	1.30 to	2.35	23.82 to	25.15
NNG
2013	2,169	16.3665 to	16.5136	35,578	0.25	1.65 to	1.75	33.27 to	33.40
2012	2,170	12.2809 to	12.3786	26,696	0.74	1.65 to	1.75	10.26 to	10.38
2011	2,170	11.1378 to	11.2150	24,200	0.09	1.65 to	1.75	(4.34) to	(4.24)
2010	11,218	11.5747 to	11.7119	130,018	0.12	1.65 to	1.85	19.30 to	19.54
2009	11,706	9.7021 to	9.7495	113,666	0.65	1.75 to	1.85	24.32 to	24.45
CMG
2013	2,153,236	13.9292 to	16.0160	31,284,082	0.07	0.65 to	2.25	32.27 to	34.43
2012	2,686,650	10.4998 to	11.9139	29,316,702	0.48	0.65 to	2.30	9.33 to	11.18
2011	2,948,066	9.6039 to	10.7156	29,170,579	0.09	0.65 to	2.30	(5.06) to	(3.46)
2010	2,712,649	10.1161 to	10.4978	28,087,424	0.05	1.35 to	2.30	0.68 to	19.63
2009	2,630,402	8.5261 to	8.7754	22,841,383	0.26	1.35 to	2.35	23.36 to	24.62
NMI
2013	667,648	10.6265 to	15.1870	9,749,224	0.41	1.30 to	2.10	17.87 to	18.83
2012	801,506	8.8906 to	12.7869	9,865,957	0.91	1.30 to	2.10	15.14 to	16.08
2011	1,007,217	7.7217 to	11.0208	10,671,777	0.82	1.30 to	2.10	(17.94)to	(17.27)
2010	1,076,458	9.4101 to	13.3287	13,809,157	0.69	1.30 to	2.30	0.50 to	12.25
2009	1,170,771	8.4513 to	11.8797	13,421,698	1.86	1.30 to	2.35	34.70 to	36.15
CSC
2013	2,076	16.9066 to	17.3660	35,796	0.72	1.55 to	1.85	31.56 to	31.96
2012	1,184	12.8507 to	13.0562	15,387	0.29	1.65 to	1.85	9.19 to	9.41
2011	1,172	11.7697 to	11.9334	13,935	0.90	1.65 to	1.85	(7.86) to	(7.68)
2010	1,022	12.7743 to	12.9257	13,175	1.03	1.65 to	1.85	24.13 to	24.38
2009	954	10.3922		9,933	0.93	1.65		22.93

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest4			Net Assets	Investment Income Ratio1	Expense Ratio lowest to highest2		Total Return3
FVB
2013	7,562,294	$ 13.1149	to	$ 14.0597	$ 103,919,564	1.36%	1.30% to	2.30%	16.54%	to	17.73%
2012	7,507,371	11.3885	to	11.9421	87,912,238	1.53	1.30 to	2.10	12.40	to	13.32
2011	7,396,640	10.1324	to	10.5126	76,682,725	1.64	0.65 to	2.10	(5.84)	to	(4.45)
2010	5,329,715	10.6772	to	11.0801	58,332,583	1.60	1.35 to	2.30	1.23	to	16.17
2009	4,620,075	9.2805	to	9.5381	43,671,580	2.27	1.35 to	2.30	35.14	to	36.46
FL1
2013	16,883,265	13.7669	to	15.9081	242,518,324	0.80	0.65 to	2.35	27.88	to	30.10
2012	20,321,365	10.7657	to	12.2274	226,589,248	1.09	0.65 to	2.35	13.40	to	15.38
2011	22,654,962	9.4938	to	10.5974	221,030,866	0.80	0.65 to	2.35	(5.06)	to	(3.41)
2010	22,219,731	10.0146	to	10.3056	226,649,086	1.05	1.30 to	2.30	1.40	to	15.41
2009	21,371,208	8.7663	to	8.9297	189,572,250	1.53	1.30 to	2.30	32.35	to	33.71
F10
2013	366,195	13.5628	to	14.4357	5,112,070	1.35	1.35 to	2.10	10.82	to	11.67
2012	453,269	12.1048	to	12.9273	5,687,870	1.64	1.35 to	2.25	9.06	to	10.07
2011	472,101	11.0993	to	11.7448	5,402,924	1.69	1.35 to	2.25	(2.66)	to	(1.77)
2010	586,368	11.4029	to	11.9562	6,869,231	1.73	1.35 to	2.25	10.01	to	11.03
2009	790,396	10.3649	to	10.7688	8,368,031	3.25	1.35 to	2.25	21.17	to	22.28
F15
2013	1,808,434	13.6168	to	14.7369	25,834,253	1.41	1.30 to	2.25	11.54	to	12.62
2012	2,213,373	12.2083	to	13.0854	28,165,613	1.74	1.30 to	2.25	9.37	to	10.44
2011	2,439,910	11.1620	to	11.8482	28,232,570	1.76	1.30 to	2.25	(2.75)	to	(1.81)
2010	2,690,154	11.4777	to	12.0663	31,790,466	2.02	1.30 to	2.25	0.70	to	11.32
2009	2,555,558	10.4105	to	10.8391	27,230,849	4.12	1.30 to	2.25	22.21	to	23.40
F20
2013	2,727,741	13.2873	to	14.7210	39,069,394	1.52	0.65 to	2.30	12.98	to	14.88
2012	2,941,746	11.9896	to	12.8982	37,000,260	1.71	1.30 to	2.30	10.46	to	11.59
2011	3,280,196	10.8545	to	11.5582	37,084,576	1.83	1.30 to	2.30	(3.51)	to	(2.52)
2010	3,591,134	11.2492	to	11.8574	41,774,592	2.00	1.30 to	2.30	0.77	to	12.84
2009	4,011,350	9.9637	to	10.5078	41,446,559	3.24	1.30 to	2.55	25.27	to	26.88
FVM
2013	10,268,467	14.6966	to	16.3096	163,285,319	0.26	0.65 to	2.35	32.68	to	34.99
2012	12,996,921	10.8875	to	12.1619	154,665,507	0.38	0.65 to	2.35	11.86	to	13.81
2011	14,937,626	9.5660	to	10.7565	157,792,397	0.02	0.65 to	2.35	(12.94)	to	(11.43)
2010	14,828,391	11.7343	to	12.2246	178,592,880	0.12	1.30 to	2.35	(0.13)	to	26.90
2009	15,498,708	9.3461	to	9.6332	147,656,427	0.48	1.30 to	2.35	36.47	to	37.94

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest4			Net Assets	Investment Income Ratio1	Expense Ratio lowest to highest2		Total Return3
SGI
2013	33,340,140	$ 12.6902	to	$ 14.0011	$ 456,002,716	1.66%	0.65% to	2.55%	10.36%	to	12.51%
2012	37,860,350	11.2791	to	12.5261	464,766,322	0.74	0.65 to	2.55	11.89	to	14.08
2011	42,483,720	9.8870	to	11.0258	461,684,334	1.22	0.65 to	2.35	(8.49)	to	(6.90)
2010	39,232,419	11.4936	to	11.9272	462,402,911	1.98	1.35 to	2.30	1.72	to	17.56
2009	33,258,686	9.8573	to	10.1455	334,386,149	0.68	1.35 to	2.35	17.43	to	18.63
S17
2013	3,944,019	12.3896	to	13.3034	51,560,794	12.11	1.35 to	2.55	20.62	to	22.10
2012	4,517,904	10.5024	to	10.8955	48,525,970	2.78	1.35 to	2.10	12.90	to	13.77
2011	5,135,868	9.3025	to	9.5769	48,625,842	0.02	1.35 to	2.10	(3.61)	to	(2.87)
2010	5,771,387	9.5951	to	9.8597	56,433,177	2.06	1.35 to	2.30	7.72	to	8.77
2009	6,700,721	8.9075	to	9.0651	60,404,458	2.81	1.35 to	2.30	27.26	to	28.49
ISC
2013	9,121,585	12.4364	to	13.3321	118,825,574	6.33	0.65 to	2.30	11.32	to	13.20
2012	10,438,756	11.1716	to	11.8550	121,315,834	6.45	1.30 to	2.30	10.05	to	11.18
2011	11,052,281	10.1516	to	10.6628	115,893,306	5.67	0.65 to	2.30	0.03	to	1.72
2010	10,453,432	10.1481	to	10.5514	108,775,441	6.60	1.30 to	2.30	1.33	to	11.21
2009	8,744,128	9.1653	to	9.4879	82,084,273	7.92	1.30 to	2.50	32.21	to	33.83
AAZ
2013	232,968	12.6890	to	13.1224	2,995,129	6.25	0.65 to	2.10	11.46	to	13.11
2012	219,490	11.3840	to	11.6010	2,515,056	6.87	0.65 to	2.10	10.18	to	11.83
2011	129,363	10.3317	to	10.3537	1,338,333	-	1.35 to	2.10	3.32	to	3.54
BBC
2013	13,774	14.7698	to	15.0120	205,905	2.06	1.35 to	2.05	25.43	to	26.32
2012	12,309	11.7754	to	11.8836	145,875	2.21	1.35 to	2.05	11.85	to	12.65
2011	9,990	10.5283	to	10.5493	105,338	-	1.35 to	2.05	5.28	to	5.49
FVS
2013	1,567,440	17.3937	to	31.5174	47,194,557	1.28	0.65 to	2.55	32.77	to	35.35
2012	1,751,017	12.8507	to	23.4505	39,374,752	0.76	0.65 to	2.50	15.41	to	17.61
2011	2,017,094	10.9261	to	20.0806	38,970,383	0.68	0.65 to	2.50	(6.16)	to	(4.38)
2010	2,184,543	14.4922	to	21.1502	44,583,047	0.79	1.30 to	2.50	1.78	to	26.56
2009	2,176,095	11.5328	to	16.7205	35,186,583	1.64	1.30 to	2.50	25.93	to	27.48
BBA
2013	50,422	16.9760	to	17.5351	865,842	1.12	0.65 to	2.05	33.33	to	35.24
2012	50,191	12.7319	to	12.8489	643,132	0.69	1.35 to	2.05	15.83	to	16.66
2011	46,701	10.9918	to	11.0137	514,029	-	- to	-	9.92	to	10.14

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest4			Net Assets	Investment Income Ratio1	Expense Ratio lowest to highest2		Total Return3
SIC
2013	2,335,970	$ 11.7372	to	$ 14.1815	$ 32,166,899	6.13%	0.65% to	2.30%	0.94%	to	2.64%
2012	2,573,447	11.4349	to	13.9072	35,029,483	6.96	0.65 to	2.30	10.15	to	12.02
2011	2,800,517	10.2082	to	12.4669	34,368,378	5.95	0.65 to	2.30	0.22	to	1.91
2010	2,596,931	11.8722	to	12.3200	31,584,484	4.50	1.35 to	2.30	0.71	to	9.42
2009	1,891,057	10.9558	to	11.2596	21,088,738	7.24	1.35 to	2.30	22.86	to	24.05
BBB
2013	43,918	11.2034	to	11.5725	500,863	5.70	0.65 to	2.05	1.05	to	2.50
2012	33,907	11.0868	to	11.1887	378,585	7.29	1.35 to	2.05	10.35	to	11.14
2011	18,795	10.0473	to	10.0673	189,112	-	1.35 to	2.05	0.47	to	0.67
FMS
2013	11,763,564	14.9879	to	21.3191	241,465,876	2.06	0.65 to	2.55	24.99	to	27.43
2012	14,648,890	11.7619	to	16.8490	238,076,966	2.06	0.65 to	2.55	11.32	to	13.50
2011	16,848,114	10.3632	to	14.9512	243,685,985	2.29	0.65 to	2.35	(3.36)	to	(1.68)
2010	18,142,945	11.7357	to	15.3150	269,667,669	1.61	1.30 to	2.35	1.10	to	9.75
2009	18,322,036	10.7695	to	13.9615	248,924,483	2.27	1.30 to	2.35	23.09	to	24.41
TDM
2013	2,977,837	13.8777	to	15.0823	43,477,768	1.85	1.30 to	2.30	(3.20)	to	(2.21)
2012	2,973,922	14.3367	to	15.4232	44,554,239	1.44	1.30 to	2.30	10.55	to	11.68
2011	3,451,536	12.9690	to	13.8097	46,486,794	0.95	1.30 to	2.30	(17.79)	to	(16.95)
2010	3,730,450	15.7752	to	16.6280	60,725,526	1.67	1.30 to	2.30	14.88	to	16.06
2009	4,245,202	13.7314	to	14.3272	59,780,455	4.87	1.30 to	2.30	68.62	to	70.35
FTI
2013	8,445,001	17.0938	to	23.0962	186,410,420	2.43	1.30 to	2.55	19.84	to	21.37
2012	10,512,459	14.1988	to	19.0405	192,256,195	3.17	1.30 to	2.55	15.20	to	16.69
2011	13,164,270	12.2681	to	16.3841	207,290,349	1.65	1.30 to	2.55	(12.91)	to	(11.79)
2010	15,268,978	14.0221	to	18.6504	273,652,493	1.99	1.30 to	2.55	5.64	to	7.00
2009	17,578,876	13.2120	to	17.5014	295,586,812	3.56	1.30 to	2.55	33.55	to	35.26
AAX
2013	749,817	10.8224	to	11.3105	8,275,057	4.41	0.65 to	2.55	(1.05)	to	0.88
2012	372,598	10.9809	to	11.2124	4,125,222	5.80	0.65 to	2.25	12.37	to	14.22
2011	31,720	9.7779	to	9.8168	310,599	-	0.65 to	2.05	(2.22)	to	(1.83)
FTG
2013	1,577,153	15.4863	to	22.7083	34,020,697	2.71	1.30 to	2.30	27.81	to	29.12
2012	1,891,734	12.0793	to	17.5958	31,651,870	2.01	1.30 to	2.30	18.27	to	19.49
2011	2,191,897	10.1820	to	14.7339	30,804,560	1.33	1.30 to	2.30	(9.11)	to	(8.18)
2010	2,323,981	11.1685	to	16.0551	35,600,674	1.34	1.30 to	2.30	0.74	to	6.00
2009	2,338,559	10.6117	to	15.1541	33,875,343	3.23	1.30 to	2.30	28.09	to	29.40

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest4			Net Assets	Investment Income Ratio1	Expense Ratio lowest to highest2		Total Return3
HBF
2013	988,273	$ 14.7503	to	$ 15.2845	$ 14,981,788	1.82%	1.35% to	2.10%	12.73%	to	13.59%
2012	1,240,009	13.0852	to	13.4560	16,579,285	1.47	1.35 to	2.10	7.20	to	8.02
2011	1,299,312	12.2069	to	12.4569	16,106,376	1.08	1.35 to	2.10	(0.45)	to	0.31
2010	773,084	12.2622	to	12.4184	9,572,118	0.12	1.35 to	2.10	0.75	to	8.95
2009	259,790	11.3416	to	11.3988	2,957,383	0.05	1.35 to	2.10	13.42	to	13.99
HVD
2013	341,476	13.0440	to	13.6600	4,608,325	2.90	1.35 to	2.10	17.44	to	18.34
2012	396,553	11.1065	to	11.5427	4,528,237	3.84	1.35 to	2.10	9.11	to	9.95
2011	419,954	10.1789	to	10.4978	4,371,146	3.86	1.35 to	2.10	4.83	to	5.63
2010	381,299	9.7101	to	9.9383	3,761,330	4.58	1.35 to	2.10	0.95	to	13.57
2009	300,219	8.6154	to	8.7509	2,613,269	-	1.35 to	2.10	22.48	to	23.42
HVG
2013	78,457	10.3462	to	10.7016	830,844	0.96	1.35 to	1.90	31.20	to	31.94
2012	105,576	7.8856	to	8.1111	848,512	0.36	1.35 to	1.90	8.34	to	8.95
2011	109,345	7.2785	to	7.4448	807,966	0.15	1.35 to	1.90	(4.89)	to	(4.36)
2010	105,400	7.6526	to	7.7839	815,820	0.17	1.35 to	1.90	7.78	to	8.38
2009	64,711	7.1003	to	7.1818	462,965	-	1.35 to	1.90	13.76	to	14.40
HVI
2013	81,411	11.0666	to	11.5892	932,571	3.73	1.35 to	2.10	21.21	to	22.14
2012	113,189	9.1301	to	9.4886	1,062,389	3.72	1.35 to	2.10	8.39	to	9.23
2011	129,405	8.4231	to	8.6870	1,114,733	2.81	1.35 to	2.10	4.82	to	5.62
2010	135,007	8.0357	to	8.2246	1,103,265	2.88	1.35 to	2.10	9.45	to	10.28
2009	122,312	7.3422	to	7.4577	908,107	-	1.35 to	2.10	19.06	to	19.97
HVE
2013	473,837	9.7224	to	10.1815	4,749,934	1.34	1.35 to	2.10	20.33	to	21.25
2012	599,889	8.0800	to	8.3974	4,972,427	1.19	1.35 to	2.10	11.63	to	12.49
2011	673,679	7.2383	to	7.4651	4,976,865	1.22	1.35 to	2.10	(13.41)	to	(12.74)
2010	579,008	8.3591	to	8.5555	4,914,149	1.41	1.35 to	2.10	1.46	to	7.71
2009	373,724	7.8201	to	7.9431	2,952,460	0.05	1.35 to	2.10	30.66	to	31.67
HVM
2013	-	-	to	-	-	1.45	1.35 to	1.90	11.48	to	11.63
2012	8,808	9.2715	to	9.5366	82,921	0.60	1.35 to	1.90	8.50	to	9.11
2011	8,964	8.5450	to	8.7402	77,544	0.70	1.35 to	1.90	(3.20)	to	(2.66)
2010	5,537	8.8274	to	8.9788	49,237	0.89	1.35 to	1.90	11.95	to	12.58
2009	4,757	7.8852	to	7.9757	37,661	-	1.35 to	1.90	19.55	to	20.22

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,					For the years ended December 31,
Units		Unit Value lowest to highest4			Net Assets	Investment Income Ratio1	Expense Ratio lowest to highest2		Total Return3
HVC
2013	116,539	$ 13.3851	to	$ 14.0172	$ 1,606,941	0.74%	1.35% to	2.10%	29.56%	to 30.55%
2012	159,752	10.3312	to	10.7368	1,690,777	0.27	1.35 to	2.10	12.17	to 13.03
2011	135,012	9.2104	to	9.4989	1,267,264	0.46	1.35 to	2.10	(4.81)	to (4.08)
2010	131,381	9.6756	to	9.9030	1,289,234	0.67	1.35 to	2.10	1.60	to 21.15
2009	131,703	8.0479	to	8.1744	1,070,309	-	1.35 to	2.10	31.41	to 32.42
HVS
2013	737,944	10.7284	to	11.2348	8,218,734	2.50	1.35 to	2.10	(3.75)	to (3.02)
2012	771,336	11.1469	to	11.5843	8,869,495	2.42	1.35 to	2.10	1.17	to 1.95
2011	745,930	11.0178	to	11.3626	8,425,130	2.35	1.35 to	2.10	3.09	to 3.88
2010	462,023	10.6873	to	10.9382	5,028,611	2.59	1.35 to	2.10	0.44	to 3.47
2009	89,657	10.4080	to	10.5713	943,853	-	1.35 to	2.10	3.25	to 4.04
HVN
2012	-	-	to	-	-	-	1.35 to	2.10	18.65	to 18.95
2011	64,413	6.1068	to	6.2982	401,560	-	1.35 to	2.10	(14.56)	to (13.90)
2010	53,652	7.1473	to	7.3153	389,238	0.10	1.35 to	2.10	13.53	to 14.40
2009	52,212	6.2954	to	6.3944	332,142	-	1.35 to	2.10	31.82	to 32.83
HRS
2013	308,937	7.3255	to	7.6491	2,330,630	0.98	1.35 to	2.10	6.81	to 7.63
2012	349,676	6.8582	to	7.1067	2,457,433	0.23	1.35 to	2.10	2.13	to 2.92
2011	365,057	6.7150	to	6.9052	2,498,612	0.16	1.35 to	2.10	(11.53)	to (10.85)
2010	288,049	7.5898	to	7.7455	2,215,321	0.26	1.35 to	2.10	3.59	to 20.50
2009	134,661	6.3466	to	6.4276	861,819	-	1.35 to	2.10	31.91	to 32.92
HVR
2013	131,266	10.6411	to	11.1435	1,442,554	0.73	1.35 to	2.10	21.82	to 22.76
2012	155,429	8.7348	to	9.0777	1,394,690	1.64	1.35 to	2.10	4.68	to 5.49
2011	160,878	8.3441	to	8.6054	1,371,418	0.34	1.35 to	2.10	4.60	to 5.40
2010	150,620	7.9771	to	8.1645	1,220,000	1.32	1.35 to	2.10	1.12	to 5.89
2009	75,433	7.5908	to	7.7102	578,764	-	1.35 to	2.10	30.58	to 31.58
HSS
2013	340,400	14.6333	to	15.3243	5,154,845	0.31	1.35 to	2.10	29.15	to 30.14
2012	437,852	11.3304	to	11.7752	5,102,981	-	1.35 to	2.10	20.04	to 20.96
2011	519,574	9.4389	to	9.7346	5,015,924	0.02	1.35 to	2.10	(2.99)	to (2.25)
2010	463,805	9.7297	to	9.9582	4,587,826	0.47	1.35 to	2.10	2.10	to 27.86
2009	320,168	7.6677	to	7.7883	2,481,257	-	1.35 to	2.10	30.16	to 31.16
VKC
2013	705,458	15.7463	to	16.4608	11,412,161	0.57	1.35 to	2.10	31.12	to 32.12
2012	497,553	12.0090	to	12.7466	6,119,962	0.58	0.65 to	2.10	14.60	to 16.31
2011	608,083	10.4786	to	10.9591	6,491,582	0.58	0.65 to	2.10	(1.29)	to 0.17
2010	541,345	10.6152	to	10.8455	5,813,854	0.85	1.35 to	2.10	1.68	to 20.53
2009	286,134	8.8743	to	8.9980	2,559,424	1.10	1.35 to	2.10	36.24	to 37.28

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest4			Net Assets	Investment Income Ratio1	Expense Ratio lowest to highest2		Total Return3
VLC
2013	2,946,646	$ 12.6409	to	$ 16.8341	$ 39,678,147	1.48%	0.65% to	2.55%	32.20%	to 34.77%
2012	2,455,811	9.5623	to	10.3003	24,746,978	1.55	1.30 to	2.55	15.88	to 17.37
2011	2,647,256	8.3548	to	8.7759	22,814,813	1.37	1.30 to	2.30	(4.36)	to (3.38)
2010	2,754,884	8.7353	to	9.0827	24,645,773	0.13	1.30 to	2.30	1.41	to 14.19
2009	2,424,233	7.7727	to	7.9538	19,071,269	4.34	1.30 to	2.10	25.71	to 26.74
VKU
2013	6,967,224	14.0805	to	14.8512	101,917,116	1.68	0.65 to	2.25	22.08	to 24.07
2012	4,842,609	11.6196	to	12.0545	57,677,285	1.81	0.65 to	2.10	10.02	to 11.65
2011	4,795,893	10.4145	to	10.8734	51,651,570	1.59	0.65 to	2.10	(3.37)	to (1.94)
2010	2,638,485	10.9300	to	11.1670	29,230,936	1.96	1.35 to	2.10	1.34	to 10.52
2009	2,012,655	9.8917	to	10.1041	20,224,707	2.67	1.35 to	2.50	19.43	to 20.83
AI8
2013	93,459	13.3271	to	13.6249	1,265,384	1.18	1.35 to	2.30	15.99	to 17.12
2012	16,040	11.5883	to	11.6337	186,262	1.24	1.35 to	1.65	13.34	to 13.69
2011	1,222	10.2183	to	10.2328	12,500	-	1.35 to	1.85	2.18	to 2.33
AAY
2013	2,366,142	9.9032	to	10.2415	23,724,644	3.93	0.65 to	2.10	(3.80)	to (2.38)
2012	858,794	10.2340	to	10.4910	8,892,765	2.33	0.65 to	2.55	2.37	to 4.38
2011	170,792	10.0109	to	10.0506	1,712,175	-	0.65 to	2.05	0.11	to 0.51
AAM
2013	325,342	15.7548	to	16.2927	5,212,710	1.08	0.65 to	2.10	33.05	to 35.01
2012	100,716	11.8494	to	11.9582	1,199,600	0.88	1.35 to	2.05	14.86	to 15.69
2011	5,184	10.3278	to	10.3366	53,540	-	1.35 to	1.65	3.28	to 3.37
LRE
2013	5,760,595	9.8474	to	10.6476	60,059,241	1.38	0.65 to	2.35	(3.56)	to (1.89)
2012	5,713,464	10.0366	to	10.9237	61,330,118	1.54	0.65 to	2.35	19.17	to 21.25
2011	6,403,042	8.2773	to	9.0510	57,264,390	2.04	0.65 to	2.35	(19.92)	to (18.53)
2010	5,546,175	10.8727	to	11.1887	61,493,993	1.38	1.35 to	2.35	2.09	to 21.04
2009	4,250,860	9.0745	to	9.2522	39,060,057	3.64	1.30 to	2.35	65.86	to 67.64

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest4			Net Assets	Investment Income Ratio1	Expense Ratio lowest to highest2		Total Return3
LA9
2013	2,007,338	$ 18.6553	to	$ 22.9112	$ 40,883,716	-%	1.30% to	2.55%	33.58%	to 35.30%
2012	2,655,359	13.9651	to	16.9340	40,130,308	-	1.30 to	2.55	11.18	to	12.61
2011	3,079,831	10.2431	to	15.0377	41,524,761	-	0.65 to	2.55	(12.34)	to	(10.63)
2010	3,343,836	14.3291	to	16.9372	50,950,452	-	1.30 to	2.55	0.79	to	21.33
2009	4,131,400	11.9616	to	13.9599	52,098,239	-	1.30 to	2.55	41.84	to	43.66
LAV
2013	2,786,160	15.4793	to	21.0606	56,663,879	0.25	0.65 to	2.30	32.64	to	34.88
2012	2,764,087	14.4039	to	15.7255	42,125,655	0.52	1.30 to	2.30	8.03	to	9.14
2011	3,280,677	13.3338	to	14.4163	45,971,939	0.19	1.30 to	2.30	(6.68)	to	(5.73)
2010	3,240,001	14.2886	to	15.3001	48,288,792	0.32	1.30 to	2.30	1.37	to	17.48
2009	3,386,297	12.2869	to	13.0302	43,116,785	0.19	1.30 to	2.35	23.08	to	24.34
EGS
2012	-	-	to	-	-	0.05	1.00 to	1.85	13.19	to	13.81
2011	9,986,814	5.7827	to	24.9499	125,072,423	0.17	1.00 to	1.85	(2.29)	to	(1.45)
2010	11,164,178	5.9152	to	25.4132	142,268,348	0.09	1.00 to	1.85	13.67	to	14.66
2009	12,612,013	5.2011	to	22.2504	140,984,437	0.28	1.00 to	1.85	35.19	to	36.36
MFF
2012	-	-	to	-	-	-	1.00 to	2.25	12.71	to	13.62
2011	776,655	9.9684	to	19.4686	9,830,029	-	1.00 to	2.25	(2.92)	to	(0.10)
2010	922,817	11.2140	to	19.8409	12,234,367	-	1.00 to	2.25	12.91	to	14.35
2009	1,079,900	9.8917	to	17.3864	12,532,342	-	1.00 to	2.30	34.29	to	36.08
GGC
2013	41,621,978	10.7007	to	10.7298	449,385,727	1.77	1.15 to	1.85	7.01	to	7.30
GGE
2013	54,392,986	10.6609	to	10.7384	582,198,307	1.66	0.65 to	2.55	6.61	to	7.38
FFL
2013	7,603,903	8.9609	to	38.9941	150,048,532	0.23	1.00 to	1.85	34.32	to	35.48
2012	8,715,181	6.6678	to	28.8924	126,358,221	-	1.00 to	1.85	1.81	to	2.14
TEG
2013	957,977	15.2725	to	30.3796	20,199,476	0.12	0.65 to	2.25	33.43	to	35.61
2012	1,067,867	11.4290	to	22.5272	17,349,507	-	1.15 to	2.25	1.57	to	1.99
FFJ
2013	3,214,346	7.0908	to	8.0117	24,799,452	-	1.15 to	1.85	35.17	to	36.16
2012	3,355,284	5.2403	to	5.8842	19,045,900	-	1.15 to	1.85	2.92	to	3.19

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest4			Net Assets	Investment Income Ratio1	Expense Ratio lowest to highest2		Total Return3
FFK
2013	2,385,661	$ 9.7733	to	$ 22.4833	$ 43,834,880	-%	1.15% to	2.35%	33.99%	to 35.64%
2012	3,042,637	7.2567	to	16.5842	41,719,426	-	1.15 to	2.50	2.77	to	4.26
TND
2013	1,244,536	14.6197	to	14.8611	18,296,470	-	0.65 to	2.10	38.25	to	40.30
2012	1,253,717	10.5720	to	10.5924	13,270,525	-	0.65 to	2.30	5.72	to	5.92
AAN
2013	75,771,098	9.6804	to	10.5094	779,097,934	1.07	0.65 to	2.55	(3.81)	to	(1.93)
2012	85,754,971	10.0069	to	10.7163	907,744,211	0.19	0.65 to	2.55	0.07	to	6.36
2011	228,381	10.0346	to	10.0560	2,295,169	-	1.35 to	2.10	0.35	to	0.56
FFN
2013	16,264,441	13.3085	to	13.5283	217,583,373	0.29	0.65 to	2.10	29.23	to	31.14
2012	21,332,345	10.2959	to	10.3158	219,815,489	-	0.65 to	2.30	2.96	to	3.16
FFO
2013	19,546,304	13.6487	to	13.8438	269,468,965	1.14	1.30 to	2.55	32.42	to	34.12
2012	25,592,147	10.3068	to	10.3219	264,127,204	-	1.30 to	2.55	3.07	to	3.22
FFP
2013	1,001,872	13.6854	to	13.8022	13,784,206	0.99	1.35 to	2.10	32.75	to	33.77
2012	1,256,681	10.3091	to	10.3182	12,962,256	-	1.35 to	2.10	3.09	to	3.18
MIT
2013	13,963,398	13.5787	to	49.6504	335,078,758	2.04	1.15 to	1.85	33.88	to	34.85
2012	15,937,014	10.1375	to	36.9102	284,268,803	1.68	1.15 to	1.85	13.23	to	14.06
2011	18,480,552	8.9485	to	32.4419	288,462,302	1.86	1.00 to	1.85	0.09	to	0.96
2010	21,182,508	8.9359	to	32.2588	329,127,899	1.82	1.00 to	1.85	14.31	to	15.30
2009	24,500,355	7.8132	to	28.0862	330,454,824	2.37	1.00 to	1.85	22.94	to	24.01
MFL
2013	5,813,652	15.9698	to	24.1277	121,852,464	1.74	1.00 to	2.55	32.59	to	34.70
2012	7,733,934	11.9588	to	17.9491	121,965,691	1.37	1.00 to	2.55	12.15	to	13.95
2011	9,632,098	10.5865	to	15.7844	134,401,254	1.56	1.00 to	2.55	(0.85)	to	0.72
2010	12,022,072	10.6014	to	15.7028	168,194,841	1.56	1.00 to	2.55	13.16	to	14.96
2009	14,889,009	9.3019	to	13.6875	182,378,997	2.11	1.00 to	2.55	21.81	to	23.75

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest4			Net Assets	Investment Income Ratio1	Expense Ratio lowest to highest2		Total Return3
BDS
2013	3,586,004	$ 19.0130	to	$ 21.8027	$ 74,837,112	4.08%	1.15% to	1.85%	(2.12%)	to	(1.41%)
2012	4,392,042	19.3030	to	22.1141	93,350,707	4.92	1.15 to	1.85	9.24	to	10.04
2011	4,609,175	17.6516	to	20.0962	89,181,631	4.84	1.15 to	1.85	4.66	to	5.42
2010	5,106,265	16.8481	to	19.0628	93,795,374	4.34	1.15 to	1.85	8.81	to	9.60
2009	5,384,987	15.4686	to	17.3936	90,448,318	6.48	1.15 to	1.85	25.59	to	26.50
MF7
2013	10,687,410	11.3759	to	18.0972	178,270,189	4.08	0.65 to	2.50	(3.00)	to	(1.16)
2012	9,751,262	11.5089	to	18.4014	166,516,251	4.64	0.65 to	2.55	8.16	to	10.28
2011	9,806,250	10.4364	to	16.7714	153,556,663	4.83	0.65 to	2.50	3.65	to	5.61
2010	9,260,297	11.9321	to	15.9598	138,789,021	3.96	1.15 to	2.50	0.52	to	9.40
2009	6,662,054	10.9792	to	14.5888	91,904,165	5.40	1.15 to	2.50	24.47	to	26.19
RGS
2013	5,928,013	15.4053	to	24.4424	114,679,328	0.99	1.15 to	1.85	32.13	to	33.09
2012	6,563,929	11.6470	to	18.3649	95,519,770	0.78	1.15 to	1.85	14.30	to	15.13
2011	7,453,731	10.1798	to	15.9514	94,329,872	0.95	1.00 to	1.85	(2.77)	to	(1.93)
2010	8,499,280	10.4589	to	16.2874	109,875,527	1.15	1.00 to	1.85	15.05	to	16.04
2009	9,599,790	9.0816	to	14.0549	107,176,009	1.82	1.00 to	1.85	30.28	to	31.41
RG1
2013	3,243,424	13.7856	to	25.4526	48,214,531	0.77	0.65 to	2.25	31.26	to	33.41
2012	3,536,923	10.4710	to	19.1846	39,795,981	0.54	0.65 to	2.30	13.55	to	15.48
2011	3,585,793	9.1984	to	16.7056	35,557,705	0.74	0.65 to	2.35	(3.57)	to	(1.89)
2010	3,339,426	9.5576	to	17.1228	34,696,477	0.93	1.10 to	2.30	1.72	to	15.66
2009	3,557,338	8.3649	to	14.8193	32,497,716	1.44	1.10 to	2.30	29.39	to	30.98
EME
2013	1,069,130	25.0134	to	30.8705	30,332,889	1.55	1.00 to	1.85	(6.96)	to	(6.16)
2012	1,170,564	26.8859	to	33.0133	35,575,216	1.10	1.00 to	1.85	16.77	to	17.79
2011	1,418,256	23.0239	to	28.1271	36,670,610	0.53	1.00 to	1.85	(20.04)	to	(19.34)
2010	1,624,680	28.7931	to	34.9969	52,175,479	0.71	1.00 to	1.85	21.46	to	22.51
2009	1,777,211	23.7055	to	28.6673	46,576,034	2.42	1.00 to	1.85	65.46	to	66.90

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest4			Net Assets	Investment Income Ratio1	Expense Ratio lowest to highest2		Total Return3
EM1
2013	1,912,047	$ 9.4376	to	$ 34.9436	$ 29,856,169	1.43%	0.65% to	2.55%	(7.81%)	to	(6.02%)
2012	1,981,331	10.0417	to	37.3877	33,553,289	0.89	0.65 to	2.50	15.62	to	17.83
2011	2,229,533	8.5224	to	31.9085	32,459,265	0.35	0.65 to	2.50	(20.75)	to	(19.25)
2010	1,775,371	16.1794	to	39.7356	33,610,615	0.56	1.15 to	2.50	2.77	to	22.05
2009	1,346,721	13.4397	to	32.5736	22,378,471	1.63	1.15 to	2.50	63.92	to	66.19
GGS
2013	935,239	15.6124	to	22.9637	17,862,748	-	1.00 to	1.85	(7.01)	to	(6.21)
2012	1,121,650	16.7896	to	24.5777	23,029,564	2.90	1.00 to	1.85	(1.23)	to	(0.37)
2011	1,256,337	16.9987	to	24.7647	26,008,011	2.26	1.00 to	1.85	4.10	to	5.00
2010	1,388,803	16.3289	to	23.6760	27,603,523	0.00	1.00 to	1.85	2.68	to	3.57
2009	1,514,184	15.9031	to	22.9489	29,279,024	11.75	1.00 to	1.85	2.14	to	3.02
GG1
2013	164,670	13.7755	to	16.4557	2,532,443	-	1.15 to	2.05	(7.37)	to	(6.52)
2012	136,568	14.8332	to	17.6563	2,246,301	2.50	1.15 to	2.05	(1.73)	to	(0.83)
2011	155,653	15.0563	to	17.8579	2,593,778	1.96	1.15 to	2.05	3.58	to	4.53
2010	191,576	14.4984	to	17.1353	3,072,039	0.00	1.15 to	2.05	2.24	to	3.18
2009	226,268	14.1448	to	16.6581	3,542,610	13.42	1.15 to	2.05	1.65	to	2.58
GGR
2013	2,092,115	12.7440	to	40.1105	57,215,898	0.67	1.15 to	1.85	19.01	to	19.88
2012	2,365,951	10.7025	to	33.5420	54,517,556	0.72	1.15 to	1.85	17.50	to	18.35
2011	2,773,868	9.1041	to	28.4107	53,695,583	0.68	1.15 to	1.85	(8.11)	to	(7.45)
2010	3,303,954	9.9029	to	30.7722	68,407,784	0.80	1.00 to	1.85	9.74	to	10.69
2009	3,839,286	9.0195	to	27.9081	71,866,959	1.19	1.00 to	1.85	37.23	to	38.42
GG2
2013	175,811	17.9370	to	26.0623	3,534,222	0.38	1.15 to	2.55	17.86	to	19.55
2012	179,854	15.1109	to	21.8117	3,076,199	0.47	1.15 to	2.10	16.97	to	18.11
2011	205,718	12.8853	to	18.4763	3,012,570	0.36	1.15 to	2.10	(8.62)	to	(7.74)
2010	250,738	14.0654	to	20.0359	4,004,065	0.57	1.15 to	2.10	9.19	to	10.25
2009	340,286	12.8483	to	18.1818	4,912,210	0.74	1.15 to	2.10	36.50	to	37.83

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest4			Net Assets	Investment Income Ratio1	Expense Ratio lowest to highest2		Total Return3
RES
2013	5,432,212	$ 9.9571	to	$ 33.9097	$ 120,583,776	1.56%	1.15% to	1.85%	21.71%	to 22.59%
2012	6,184,482	8.1769	to	27.7289	112,011,193	1.58	1.15 to	1.85	14.64	to	15.48
2011	7,166,923	7.1290	to	24.0719	112,370,557	1.19	1.15 to	1.85	(8.45)	to	(7.79)
2010	8,120,608	7.7831	to	26.1691	138,046,224	1.40	1.15 to	1.85	10.58	to	11.38
2009	9,405,855	7.0348	to	23.5528	143,755,857	1.68	1.15 to	1.85	29.99	to	30.94
RE1
2013	571,136	14.0599	to	22.3523	9,984,130	1.25	1.10 to	2.25	20.90	to	22.32
2012	804,018	11.5821	to	18.2921	11,694,232	1.31	1.15 to	2.25	13.94	to	15.23
2011	969,870	10.1236	to	15.8830	12,311,637	0.87	1.10 to	2.25	(9.09)	to	(8.02)
2010	1,162,208	11.0907	to	17.2860	16,215,376	1.16	1.10 to	2.25	9.89	to	11.18
2009	1,371,905	10.0513	to	15.5629	17,259,114	1.46	1.10 to	2.25	29.06	to	30.57
GTR
2013	2,653,641	17.6120	to	34.6579	69,875,165	2.55	1.15 to	1.85	6.82	to	7.60
2012	2,816,638	16.4786	to	32.2897	69,236,431	1.92	1.15 to	1.85	7.52	to	8.31
2011	3,221,964	15.3179	to	29.8872	73,752,769	0.96	1.15 to	1.85	(0.33)	to	0.40
2010	3,630,317	15.3603	to	29.8429	83,182,897	0.80	1.15 to	1.85	3.58	to	4.33
2009	4,057,331	14.8223	to	28.6751	89,385,980	8.00	1.15 to	1.85	13.03	to	13.85
GT2
2013	78,489,983	11.3913	to	21.0923	933,031,187	2.33	0.65 to	2.55	5.77	to	7.84
2012	83,848,269	10.8365	to	19.6683	933,129,242	1.79	0.65 to	2.35	6.68	to	8.55
2011	83,798,499	10.0846	to	18.2205	868,419,521	1.02	0.65 to	2.10	(0.83)	to	0.63
2010	35,771,466	10.2960	to	18.2065	374,030,587	0.33	1.15 to	2.10	0.47	to	4.10
2009	699,643	15.3452	to	17.4988	11,164,168	7.75	1.15 to	2.05	12.42	to	13.46
GSS
2013	6,645,894	14.9236	to	24.4099	127,074,581	2.17	1.15 to	1.85	(4.40)	to	(3.70)
2012	7,678,114	15.5939	to	25.4107	153,265,951	3.16	1.15 to	1.85	0.62	to	1.36
2011	8,225,599	15.4818	to	25.1330	162,926,999	3.72	1.15 to	1.85	5.42	to	6.18
2010	9,796,211	14.6711	to	23.7279	182,422,116	3.64	1.15 to	1.85	2.81	to	3.56
2009	11,173,460	14.2550	to	22.9687	201,831,819	4.99	1.15 to	1.85	2.56	to	3.31
MFK
2013	24,621,249	10.1838	to	14.4102	314,785,436	1.93	0.65 to	2.55	(5.37)	to	(3.53)
2012	27,316,157	10.5561	to	15.0126	365,299,829	2.86	0.65 to	2.55	(0.35)	to	1.60
2011	28,525,248	10.3897	to	15.0863	379,366,472	3.56	0.65 to	2.55	4.39	to	6.42
2010	31,563,214	11.3128	to	14.2266	398,410,866	3.43	1.00 to	2.55	0.13	to	3.45
2009	30,492,655	11.1096	to	13.7522	374,547,282	3.88	1.00 to	2.55	1.57	to	3.19

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest4			Net Assets	Investment Income Ratio1	Expense Ratio lowest to highest2		Total Return3
HYS
2013	3,573,022	$ 17.9306	to	$ 36.2344	$ 85,666,186	2.34%	1.00% to	1.85%	4.46%	to	5.36%
2012	4,001,907	17.1657	to	34.5236	91,984,284	6.85	1.00 to	1.85	12.77	to	13.75
2011	4,271,067	15.2218	to	30.4675	87,099,806	8.60	1.00 to	1.85	2.21	to	3.10
2010	4,992,117	14.8922	to	29.6663	99,394,800	9.47	1.00 to	1.85	13.40	to	14.38
2009	5,804,644	13.1329	to	26.0372	100,842,945	10.05	1.00 to	1.85	47.58	to	48.86
MFC
2013	4,518,884	10.6096	to	21.3599	87,287,128	2.08	0.65 to	2.55	3.39	to	5.41
2012	5,322,383	10.2150	to	20.3768	98,934,341	6.17	0.65 to	2.55	2.15	to	13.21
2011	4,304,415	13.1833	to	18.0081	72,995,788	8.28	1.00 to	2.55	1.22	to	2.83
2010	5,362,310	12.9647	to	17.5485	89,107,908	9.35	1.00 to	2.55	12.44	to	14.22
2009	6,543,484	11.4778	to	15.3945	95,852,231	9.78	1.00 to	2.55	45.89	to	48.21
IGS
2013	2,560,681	17.2816	to	24.7827	53,514,206	1.32	1.00 to	1.85	11.81	to	12.78
2012	2,783,903	15.4481	to	22.0049	51,736,851	1.00	1.00 to	1.85	17.67	to	18.69
2011	3,253,080	13.1219	to	18.5655	51,034,318	1.09	1.00 to	1.85	(12.54)	to	(11.78)
2010	3,754,249	14.9958	to	21.0746	66,861,752	0.90	1.00 to	1.85	13.03	to	14.01
2009	4,435,831	13.2602	to	18.5107	69,156,837	1.15	1.00 to	1.85	35.51	to	36.68
IG1
2013	1,744,997	11.8682	to	28.1895	25,080,479	1.11	0.65 to	2.10	11.29	to	12.94
2012	1,795,206	10.5378	to	25.0992	23,166,934	0.75	0.65 to	2.30	16.78	to	18.76
2011	2,183,236	9.0238	to	21.2527	24,149,594	0.90	0.65 to	2.30	(13.15)	to	(11.69)
2010	2,080,737	10.3907	to	24.1998	27,188,090	0.68	1.00 to	2.30	1.39	to	13.72
2009	2,056,727	9.2587	to	21.3236	24,793,740	0.75	1.00 to	2.30	34.52	to	36.31
MII
2013	1,731,827	22.7506	to	37.0357	52,302,066	1.51	1.15 to	1.85	25.54	to	26.45
2012	1,880,504	18.1128	to	29.2883	44,954,741	1.55	1.15 to	1.85	14.07	to	14.90
2011	2,220,602	15.8711	to	25.5126	46,177,756	1.21	1.15 to	1.85	(3.34)	to	(2.64)
2010	2,607,501	16.4109	to	26.2685	55,418,037	1.64	1.00 to	1.85	7.09	to	8.02
2009	2,987,921	15.3166	to	24.4127	59,014,660	3.33	1.00 to	1.85	23.05	to	24.12
MI1
2013	11,692,129	12.7038	to	32.8942	158,015,486	1.35	0.65 to	2.35	24.64	to	26.80
2012	13,665,036	10.1927	to	26.0852	146,947,171	1.40	0.65 to	2.35	13.19	to	15.17
2011	16,726,064	9.0046	to	22.7753	158,156,916	1.03	0.65 to	2.35	(4.08)	to	(2.41)
2010	19,684,586	9.3878	to	23.4684	192,674,447	1.41	1.15 to	2.35	0.83	to	7.53
2009	20,061,375	8.8376	to	21.8362	184,184,694	3.25	1.15 to	2.35	22.17	to	23.67

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest4			Net Assets	Investment Income Ratio1	Expense Ratio lowest to highest2		Total Return3
MIS
2013	24,362,512	$ 9.6327	to	$ 18.0749	$ 365,928,868	0.71%	1.00% to	1.85%	27.98%	to 29.09%
2012	27,774,564	7.5228	to	14.0213	323,460,136	0.41	1.00 to	1.85	15.07	to 16.07
2011	31,914,695	6.5343	to	12.0968	321,011,298	0.57	1.00 to	1.85	(1.07)	to (0.21)
2010	37,078,363	6.6013	to	12.1391	374,470,706	0.31	1.00 to	1.85	11.06	to 12.02
2009	43,349,933	5.9408	to	10.8514	392,101,061	0.81	1.00 to	1.85	3.56	to 38.74
M1B
2013	2,908,840	14.1592	to	22.7001	50,157,881	0.45	1.00 to	2.50	26.88	to 28.83
2012	3,365,777	11.0856	to	17.6557	45,257,479	0.12	1.00 to	2.55	13.86	to 15.68
2011	4,131,256	9.6664	to	15.2936	48,424,976	0.28	1.00 to	2.55	(1.99)	to (0.43)
2010	5,348,263	9.7925	to	15.3914	63,674,137	0.10	1.00 to	2.55	9.95	to 11.70
2009	6,755,552	8.8427	to	13.8072	72,529,820	0.56	1.00 to	2.55	36.22	to 38.38
MCS
2012	-	-	to	-	-	-	1.15 to	1.85	11.24	to 11.75
2011	3,961,768	4.5726	to	5.1023	19,567,887	-	1.15 to	1.85	(7.73)	to (7.06)
2010	4,670,921	4.9504	to	5.5689	24,915,455	-	1.00 to	1.85	26.86	to 27.96
2009	4,857,853	3.8983	to	4.3522	20,289,951	0.07	1.00 to	1.85	39.68	to 40.89
MC1
2012	-	-	to	-	-	-	1.15 to	2.50	10.53	to 11.50
2011	1,221,431	6.3459	to	14.4067	10,728,029	-	1.15 to	2.50	(8.62)	to (7.36)
2010	1,566,303	6.8986	to	15.5588	15,073,695	-	1.15 to	2.50	25.67	to 27.40
2009	2,023,237	5.4533	to	12.2184	15,620,576	-	1.15 to	2.50	38.38	to 40.29
MMS
2013	6,262,253	9.8057	to	13.4938	75,746,727	-	1.15 to	1.85	(1.85)	to (1.14)
2012	6,985,878	9.9804	to	13.6827	85,734,713	-	1.15 to	1.85	(1.86)	to (1.14)
2011	7,697,443	10.1591	to	13.8753	96,023,462	-	1.15 to	1.85	(1.85)	to (1.13)
2010	9,022,060	10.3396	to	14.0690	113,721,713	-	1.15 to	1.85	(1.85)	to (1.14)
2009	11,201,129	10.5238	to	14.2660	142,977,635	-	1.15 to	1.85	(1.85)	to (1.14)
MM1
2013	23,996,564	8.7127	to	10.3292	228,987,377	-	0.65 to	2.55	(2.55)	to (0.65)
2012	28,245,079	8.9407	to	10.4335	273,733,380	-	0.65 to	2.55	(2.56)	to (0.08)
2011	12,602,049	9.1760	to	10.5394	123,622,795	-	1.00 to	2.55	(2.54)	to (1.00)
2010	15,867,217	9.4155	to	10.6456	158,401,447	-	1.00 to	2.55	(2.55)	to (1.00)
2009	17,825,138	9.6619	to	10.7531	180,844,310	-	1.00 to	2.55	(2.55)	to (1.00)
NWD
2013	3,047,385	16.2186	to	33.0888	71,102,862	-	1.00 to	1.85	38.83	to 40.03
2012	3,463,596	11.6471	to	23.6629	57,662,794	-	1.00 to	1.85	18.97	to 20.00
2011	3,937,734	9.7602	to	19.7461	54,685,774	-	1.00 to	1.85	(12.03)	to (11.27)
2010	4,376,779	11.0608	to	22.2840	69,127,087	-	1.00 to	1.85	34.06	to 35.22
2009	5,216,357	8.2255	to	16.5026	60,742,092	-	1.00 to	1.85	59.95	to 61.33
M1A
2013	2,132,167	19.0015	to	32.2292	59,031,517	-	1.00 to	2.55	37.48	to 39.66
2012	2,886,757	13.7510	to	23.1232	58,254,104	-	1.00 to	2.55	17.78	to 19.66
2011	3,562,208	11.6151	to	19.3627	60,310,390	-	1.00 to	2.55	(12.83)	to (11.44)
2010	4,156,401	13.2567	to	21.9094	80,056,321	-	1.00 to	2.55	32.75	to 34.85
2009	5,942,046	9.9357	to	16.2796	85,989,049	-	1.00 to	2.55	58.57	to 61.09

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest4			Net Assets	Investment Income Ratio1	Expense Ratio lowest to highest2		Total Return3
RIS
2013	1,850,203	$ 14.5705	to	$ 27.0563	$ 34,295,007	0.72%	1.15% to	1.85%	16.81%	to	17.66%
2012	2,040,223	12.4675	to	22.9961	32,226,095	2.15	1.15 to	1.85	14.43	to	15.26
2011	2,377,975	10.8900	to	19.9511	32,506,107	1.99	1.15 to	1.85	(12.53)	to	(11.90)
2010	2,727,635	12.4438	to	22.6449	42,251,199	1.39	1.15 to	1.85	8.58	to	9.37
2009	3,126,123	11.4543	to	20.7048	44,296,413	3.19	1.15 to	1.85	28.51	to	29.45
RI1
2013	3,783,762	16.6767	to	24.2405	84,627,041	0.48	1.15 to	2.55	15.75	to	17.41
2012	4,445,030	10.6668	to	20.6568	84,955,119	1.94	0.65 to	2.55	13.31	to	15.53
2011	5,379,665	12.5734	to	17.9807	90,237,045	1.71	1.15 to	2.55	(13.33)	to	(12.08)
2010	5,914,182	14.4251	to	20.4619	113,396,073	1.16	1.15 to	2.55	0.36	to	9.07
2009	6,716,956	13.3402	to	18.7700	118,436,542	3.05	1.15 to	2.55	27.17	to	29.00
SIS
2013	2,007,250	17.3367	to	19.5978	37,490,369	3.02	1.15 to	1.85	(0.41)	to	0.31
2012	2,221,728	17.3996	to	19.5370	41,521,964	5.37	1.15 to	1.85	8.37	to	9.16
2011	2,148,862	16.0481	to	17.8981	36,916,404	5.73	1.15 to	1.85	2.74	to	3.48
2010	2,344,628	15.6123	to	17.2956	39,058,974	5.39	1.15 to	1.85	8.23	to	9.01
2009	2,519,695	14.4181	to	15.8656	38,612,559	10.27	1.15 to	1.85	25.32	to	26.23
SI1
2013	424,124	15.7791	to	18.0225	7,225,862	2.91	1.15 to	2.10	(1.04)	to	(0.08)
2012	494,514	15.6190	to	18.0370	8,481,632	5.10	1.15 to	2.30	7.74	to	9.02
2011	636,505	14.4966	to	16.5451	10,019,560	5.49	1.15 to	2.30	1.91	to	3.11
2010	683,470	14.2245	to	16.0462	10,489,949	5.17	1.15 to	2.30	7.52	to	8.78
2009	785,460	13.2301	to	14.7509	11,155,167	10.70	1.15 to	2.30	24.32	to	25.78
TEC
2013	1,991,018	7.0989	to	8.3588	15,414,639	-	1.15 to	1.85	32.68	to	33.65
2012	2,237,212	5.3448	to	6.2552	13,006,405	-	1.15 to	1.85	12.46	to	13.29
2011	2,826,156	4.7476	to	5.5223	14,582,085	-	1.15 to	1.85	(0.70)	to	0.02
2010	160,111	10.4740	to	23.5955	1,776,216	-	1.15 to	1.85	18.00	to	18.84
2009	187,530	8.8766	to	19.8656	1,773,079	-	1.15 to	1.85	73.17	to	74.41
TE1
2013	88,657	15.4047	to	35.3976	1,488,775	-	1.15 to	1.85	32.23	to	33.17
2012	97,822	11.6499	to	26.5938	1,233,938	-	1.15 to	1.85	12.14	to	12.94
2011	130,600	10.3887	to	23.5580	1,456,301	-	1.15 to	1.85	(0.81)	to	(0.11)
2010	160,111	10.4740	to	23.5955	1,776,216	-	1.15 to	1.85	18.00	to	18.84
2009	187,530	8.8766	to	19.8656	1,773,079	-	1.15 to	1.85	73.17	to	74.41

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest4			Net Assets	Investment Income Ratio1	Expense Ratio lowest to highest2			Total Return3
TRS	-	$ -	to	$ -	$ -	3.92%	1.15% to		1.85%	9.13%	to	9.62%
2013
2012	17,540,875	14.4819	to	37.7417	436,066,585	2.59	1.15	to	1.85	9.27	to	10.07
2011	19,776,275	13.2398	to	34.3749	447,577,850	2.66	1.15	to	1.85	0.04	to	0.77
2010	22,491,979	13.2205	to	34.1964	506,544,820	2.81	1.15	to	1.85	7.93	to	8.72
2009	25,748,066	12.2364	to	31.5325	535,058,547	3.94	1.15	to	1.85	15.91	to	16.75
MFJ
2013	-	-	to	-	-	3.51	0.65	to	2.55	8.50	to	9.82
2012	38,375,398	11.5397	to	16.5688	595,106,199	2.31	0.65	to	2.55	8.17	to	10.29
2011	45,326,523	10.4630	to	15.1069	643,062,830	2.38	0.65	to	2.55	(0.93)	to	1.00
2010	51,225,040	11.6925	to	15.0409	724,908,318	2.57	1.00	to	2.55	1.01	to	8.59
2009	56,778,902	10.8771	to	13.8787	743,138,623	3.49	1.00	to	2.55	14.80	to	16.63
UTS
2013	4,065,665	22.3402	to	72.3830	158,211,015	2.75	1.15	to	1.85	18.38	to	19.24
2012	4,597,504	18.8620	to	60.8539	150,920,550	4.62	1.15	to	1.85	12.03	to	12.85
2011	5,272,233	16.8280	to	54.0596	153,739,354	3.42	1.15	to	1.85	5.14	to	5.91
2010	6,010,069	15.9966	to	51.1708	165,648,150	3.28	1.15	to	1.85	11.80	to	12.61
2009	7,070,735	14.3014	to	45.5539	173,124,755	5.05	1.15	to	1.85	30.91	to	31.86
MFE
2013	2,522,048	26.2756	to	47.2413	106,401,617	2.53	1.00	to	2.30	17.53	to	19.09
2012	2,966,844	12.6267	to	39.7482	106,106,149	4.40	0.65	to	2.35	11.23	to	13.18
2011	3,652,256	11.1565	to	35.3163	116,649,151	3.23	0.65	to	2.35	4.33	to	6.15
2010	3,706,532	18.9809	to	33.4566	111,476,038	3.08	1.00	to	2.35	0.98	to	12.47
2009	3,827,620	17.0227	to	29.8078	101,639,771	4.55	1.00	to	2.35	29.97	to	31.77
MVS
2013	4,956,976	19.7881	to	28.7356	127,041,369	2.90	1.15	to	1.85	33.35	to	34.32
2012	5,477,388	14.8015	to	21.3937	104,795,200	1.84	1.15	to	1.85	14.06	to	14.89
2011	6,332,031	12.9442	to	18.6211	105,498,403	1.62	1.15	to	1.85	(1.85)	to	(1.13)
2010	7,251,195	13.1542	to	18.8348	122,377,852	1.43	1.15	to	1.85	9.45	to	10.24
2009	8,202,606	11.9883	to	17.0851	125,753,509	1.84	1.15	to	1.85	18.26	to	19.12
MV1
2013	8,175,633	16.4495	to	25.7119	190,701,383	2.62	0.65	to	2.50	32.09	to	34.60
2012	10,162,634	12.2213	to	19.2092	178,140,581	1.58	0.65	to	2.50	13.06	to	15.21
2011	12,369,770	10.6076	to	16.7661	189,800,608	1.36	0.65	to	2.50	(2.78)	to	(0.93)
2010	14,050,600	12.4122	to	17.0183	219,524,012	1.21	1.00	to	2.50	1.46	to	10.11
2009	15,232,380	11.3930	to	15.4866	216,431,676	1.61	1.00	to	2.50	17.29	to	19.10

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest4			Net Assets	Investment Income Ratio1	Expense Ratio lowest to highest2		Total Return3
VSC
2013	7,735,586	$ 13.9780	to	$ 17.3375	$ 113,424,430	1.43%	0.65% to	2.35%	41.92%	to 44.39%
2012	10,479,693	9.7321	to	12.0077	107,498,309	0.35	0.65 to	2.55	11.46	to 13.65
2011	12,024,401	8.8182	to	10.5658	109,689,042	0.23	0.65 to	2.35	(7.32)	to (5.71)
2010	12,976,175	9.5147	to	9.9126	126,734,777	0.12	1.30 to	2.35	1.49	to 22.46
2009	15,857,749	7.8530	to	8.0945	126,954,591	0.06	1.30 to	2.35	33.29	to 34.72
6XX
2013	58,713,818	12.0067	to	14.4817	838,071,596	2.70	0.65 to	2.55	6.72	to 8.80
2012	68,401,135	11.0351	to	13.4043	905,908,146	2.64	0.65 to	2.55	5.93	to 8.01
2011	71,730,436	10.2172	to	12.4992	888,251,353	1.27	0.65 to	2.55	(1.93)	to (0.02)
2010	56,794,830	12.3121	to	12.5907	710,247,154	1.32	1.35 to	2.35	0.66	to 8.16
2009	29,850,497	11.4993	to	11.6404	346,182,096	0.04	1.35 to	2.35	16.42	to 17.61
SC3
2013	162,229	17.2957	to	22.0560	3,387,519	5.26	1.35 to	2.55	2.31	to 3.57
2012	187,171	16.9055	to	21.3719	3,725,321	1.04	1.35 to	2.55	26.70	to 28.27
2011	253,031	13.3426	to	16.7212	3,946,846	6.77	1.35 to	2.55	(9.94)	to (8.84)
2010	320,946	14.8160	to	18.4073	5,520,469	11.07	1.35 to	2.55	12.34	to 13.73
2009	423,229	13.1880	to	16.2432	6,441,422	3.54	1.35 to	2.55	26.77	to 28.33
SRE
2013	7,368,766	12.3309	to	14.9157	106,126,893	4.54	0.65 to	2.55	2.09	to 4.08
2012	7,508,053	11.8471	to	14.4322	105,024,241	0.70	0.65 to	2.55	26.25	to 28.72
2011	9,929,655	9.2038	to	11.2921	108,995,302	6.03	0.65 to	2.55	(10.09)	to (8.34)
2010	10,929,593	11.3996	to	12.4068	132,272,111	10.38	1.30 to	2.55	2.60	to 13.45
2009	12,079,423	10.1769	to	10.9415	129,349,823	3.06	1.30 to	2.55	26.51	to 28.14
8XX
2013	32,241,288	13.6785	to	18.1674	576,399,130	2.32	0.65 to	2.30	19.57	to 21.59
2012	34,834,038	11.2501	to	15.0481	517,571,863	2.34	0.65 to	2.30	9.80	to 11.66
2011	37,705,543	10.0750	to	13.5723	506,828,400	1.57	0.65 to	2.30	(6.11)	to (4.53)
2010	38,504,662	14.0152	to	14.3163	547,564,582	1.34	1.35 to	2.30	1.11	to 12.08
2009	33,055,520	12.6336	to	12.7730	420,654,948	0.03	1.35 to	2.25	23.90	to 25.04
5XX
2013	18,852,264	10.7616	to	12.3808	229,948,348	-	0.65 to	2.35	(7.51)	to (5.90)
2012	21,679,451	11.4363	to	13.2504	283,700,615	0.79	0.65 to	2.35	4.88	to 6.72
2011	21,180,067	10.7163	to	12.5047	262,236,569	2.01	0.65 to	2.30	9.16	to 10.99
2010	13,213,863	11.0947	to	11.3458	148,879,348	0.99	1.35 to	2.35	0.33	to 3.49
2009	6,788,906	10.8299	to	10.9627	74,125,443	1.73	1.35 to	2.35	5.81	to 6.89

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS (CONTINUED)

SDC		At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest4			Net Assets	Investment Income Ratio1	Expense Ratio lowest to highest2		Total Return3

2013	43,289,725	$ 9.7617	to	$ 10.5126	$ 444,170,343	0.13%	1.30% to	2.55%	(1.86%)	to	(0.60%)
2012	45,178,189	9.9464	to	10.5758	468,269,992	1.15	1.30 to	2.55	(0.38)	to	0.91
2011	50,037,729	9.9840	to	10.4806	516,137,066	1.18	1.30 to	2.55	(2.03)	to	(0.78)
2010	61,117,799	10.1910	to	10.5627	638,001,577	1.51	1.30 to	2.55	(0.20)	to	1.08
2009	64,647,414	10.2112	to	10.4496	670,446,089	1.95	1.30 to	2.55	1.13	to	2.43
S15
2013	21,172,711	9.8761	to	10.3242	214,945,968	-	0.65 to	2.10	(1.63)	to	(0.17)
2012	16,475,522	10.0204	to	10.4153	169,107,917	0.92	0.65 to	2.10	(0.15)	to	1.34
2011	17,502,438	9.8879	to	10.3509	178,971,071	0.93	0.65 to	2.10	(1.92)	to	(0.48)
2010	13,481,729	10.2516	to	10.4739	139,938,767	1.22	1.35 to	2.10	0.01	to	0.78
2009	9,776,996	10.2503	to	10.3929	101,017,700	1.78	1.35 to	2.10	1.35	to	2.12
SGC
2013	3,123,825	15.4055	to	16.5907	50,543,702	1.14	1.30 to	2.55	33.42	to	35.13
2012	4,163,118	11.5464	to	12.2773	50,057,208	1.03	1.30 to	2.55	13.40	to	14.86
2011	4,999,791	10.1822	to	10.6890	52,578,640	1.02	1.30 to	2.55	(0.14)	to	1.14
2010	6,122,866	10.1961	to	10.5682	63,936,768	-	1.30 to	2.55	19.02	to	20.54
2009	7,455,297	8.5669	to	8.7673	64,864,952	1.22	1.30 to	2.55	22.48	to	24.05
S13
2013	2,245,602	15.5745	to	17.3463	35,968,593	0.96	0.65 to	2.10	33.66	to	35.64
2012	2,464,431	11.6525	to	12.7888	29,350,708	0.82	0.65 to	2.10	13.57	to	15.26
2011	2,669,109	10.2605	to	11.0959	27,863,552	0.85	0.65 to	2.10	0.19	to	1.67
2010	2,387,778	10.2409	to	10.4631	24,767,620	-	1.35 to	2.10	1.52	to	19.98
2009	2,035,236	8.6010	to	8.7209	17,646,515	1.35	1.35 to	2.10	22.75	to	23.69
7XX
2013	126,127,582	12.8664	to	16.4701	2,046,366,884	2.37	0.65 to	2.35	13.77	to	15.75
2012	130,451,076	11.1157	to	14.3300	1,847,638,432	2.34	0.65 to	2.35	7.79	to	9.67
2011	132,031,901	10.1353	to	13.1593	1,721,386,983	1.19	0.65 to	2.35	(4.11)	to	(2.45)
2010	100,466,095	13.2989	to	13.5846	1,355,951,680	0.99	1.35 to	2.30	0.96	to	10.31
2009	43,431,451	12.1726	to	12.3144	532,922,757	0.03	1.35 to	2.30	20.80	to	21.98
2XX
2013	528,380	15.8667	to	19.7365	10,256,649	0.87	0.65 to	2.30	36.47	to	38.77
2012	774,792	11.4339	to	14.3234	10,950,659	-	0.65 to	2.10	7.29	to	8.88
2011	837,562	10.5009	to	13.2484	10,975,717	0.43	0.65 to	2.10	(8.46)	to	(7.11)
2010	809,572	14.1248	to	14.3637	11,548,624	-	1.35 to	2.10	1.08	to	19.70
2009	525,999	11.8545	to	12.0001	6,287,736	0.46	1.35 to	2.35	27.01	to	28.31

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest4			Net Assets	Investment Income Ratio1	Expense Ratio lowest to highest2		Total Return3
AAW
2013	141,552	$ 14.8423	to	$ 15.1032	$ 2,123,254	0.10%	1.35% to	2.10%	44.62%	to 45.73%
2012	66,327	10.2694	to	10.3639	684,152	-	1.35 to	2.05	11.70	to	12.51
2011	2,558	9.2014	to	9.2119	23,549	-	1.35 to	1.75	(7.99)	to	(7.88)
VKM
2013	738,540	16.1944	to	16.9294	12,247,977	0.22	1.35 to	2.10	34.60	to	35.63
2012	1,086,854	12.0317	to	12.4822	13,335,284	-	1.35 to	2.10	6.20	to	7.02
2011	1,270,344	11.2415	to	11.6637	14,623,674	0.23	1.35 to	2.30	(9.31)	to	(8.43)
2010	1,156,849	12.4665	to	12.7369	14,589,309	-	1.35 to	2.10	0.48	to	30.49
2009	926,271	9.6270	to	9.7612	8,989,304	-	1.35 to	2.10	54.06	to	55.24
OCA
2013	1,235,424	15.0291	to	20.7651	24,194,235	0.75	0.65 to	2.35	26.39	to	28.59
2012	1,492,800	11.8246	to	16.2632	22,858,138	0.40	0.65 to	2.55	10.89	to	13.06
2011	1,706,163	10.5815	to	14.4868	23,384,048	0.11	0.65 to	2.55	(3.88)	to	(2.01)
2010	1,870,731	10.9252	to	14.8892	26,312,656	-	1.30 to	2.55	0.50	to	7.73
2009	2,138,568	10.0820	to	13.8285	27,945,879	0.01	1.30 to	2.55	40.48	to	42.28
OBV
2013	1,457,258	8.8469	to	9.3527	13,279,282	2.13	1.30 to	2.10	10.46	to	11.37
2012	1,556,840	8.0088	to	8.3981	12,783,812	1.20	1.30 to	2.10	9.74	to	10.64
2011	1,674,843	7.2981	to	7.5719	12,476,713	2.09	1.35 to	2.10	(1.72)	to	(0.97)
2010	1,744,434	7.4258	to	7.6460	13,178,352	1.20	1.35 to	2.10	10.31	to	11.16
2009	1,891,259	6.7316	to	6.8786	12,895,821	0.00	1.35 to	2.10	19.05	to	19.96
OGG
2013	1,563,988	14.6968	to	21.0555	31,659,251	1.15	0.65 to	2.25	24.14	to	26.17
2012	1,669,066	11.6489	to	16.7986	27,011,227	1.95	0.65 to	2.30	18.16	to	20.16
2011	2,105,725	9.6945	to	14.0727	28,580,499	1.05	0.65 to	2.30	(10.63)	to	(9.12)
2010	2,177,497	14.4679	to	15.5868	32,916,492	1.21	1.30 to	2.30	0.50	to	14.20
2009	2,283,843	12.7984	to	13.6487	30,325,737	1.94	1.30 to	2.30	36.15	to	37.54
OMG
2013	17,117,234	16.1184	to	21.1921	341,777,797	0.86	1.30 to	2.55	28.09	to	29.73
2012	22,420,942	12.5260	to	16.3438	346,551,891	0.65	1.30 to	2.55	13.62	to	15.09
2011	27,952,286	10.9734	to	14.2086	377,082,799	0.60	1.30 to	2.55	(2.85)	to	(1.61)
2010	34,219,506	11.2437	to	14.4482	470,911,158	0.93	1.30 to	2.55	12.87	to	14.32
2009	40,927,550	9.9155	to	12.6447	494,644,467	1.66	1.30 to	2.55	24.73	to	26.33
OMS
2013	295,912	22.4228	to	31.3754	8,773,000	0.70	1.30 to	2.25	37.46	to	38.80
2012	385,170	16.2044	to	22.6169	8,255,859	0.32	1.30 to	2.30	14.95	to	16.13
2011	448,379	13.7877	to	19.4849	8,319,941	0.42	1.30 to	2.30	(4.62)	to	(3.65)
2010	596,815	14.3827	to	20.2332	11,503,067	0.41	1.30 to	2.30	20.23	to	21.46
2009	678,635	11.9020	to	16.6671	10,851,459	0.65	1.30 to	2.30	33.73	to	35.10

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest4			Net Assets	Investment Income Ratio1	Expense Ratio lowest to highest2		Total Return3
AAQ
2013	2,964	$ 12.6629	to	$ 12.8855	$ 37,848	1.74%	1.35% to	2.10%	16.69%	to	17.59%
2012	3,537	10.9583	to	10.9583	38,756	0.47	1.35 to	1.35	8.28	to	8.28
2011	7,060	10.1102	to	10.1202	71,413	-	1.35 to	1.70	1.10	to	1.20
PRA
2013	2,482,202	13.0602	to	14.1349	34,072,842	4.90	1.35 to	2.30	(2.03)	to	(1.08)
2012	1,672,848	13.0886	to	14.2893	23,316,562	6.80	1.35 to	2.55	12.00	to	13.39
2011	447,883	11.8723	to	12.6023	5,491,304	6.94	1.35 to	2.30	(0.38)	to	0.58
2010	457,711	11.9181	to	12.5294	5,600,897	7.57	1.35 to	2.30	10.49	to	11.57
2009	380,342	10.7865	to	11.2306	4,188,531	7.02	1.35 to	2.30	18.78	to	19.93
AAP
2013	2,162,181	10.9857	to	11.3609	24,033,787	4.55	0.65 to	2.10	(1.99)	to	(0.54)
2012	1,970,809	11.2091	to	11.4228	22,244,284	5.61	0.65 to	2.10	12.38	to	14.06
2011	763,861	9.9739	to	10.0150	7,630,325	6.79	0.65 to	2.10	(0.26)	to	0.15
BBD
2013	98,183	7.8180	to	8.0757	777,700	1.66	0.65 to	2.05	(16.46)	to	(15.27)
2012	123,399	9.3588	to	9.5310	1,163,627	2.52	0.65 to	2.05	2.96	to	4.44
2011	62,501	9.0900	to	9.1261	569,007	6.68	0.65 to	2.05	(9.10)	to	(8.74)
PCR
2013	6,478,457	8.3575	to	9.0834	57,375,797	1.73	0.65 to	2.35	(16.71)	to	(15.25)
2012	6,600,955	10.0337	to	10.8339	69,673,586	2.78	0.65 to	2.35	2.90	to	4.70
2011	7,266,721	9.7508	to	10.4158	73,969,457	14.31	0.65 to	2.35	(9.73)	to	(8.16)
2010	6,649,829	10.8013	to	11.4155	74,448,884	15.26	1.30 to	2.35	4.75	to	22.91
2009	6,636,017	8.8825	to	9.2879	60,651,115	6.19	1.30 to	2.35	38.20	to	39.69
PMB
2013	807,165	11.0524	to	27.6386	21,005,673	5.00	0.65 to	2.55	(9.34)	to	(7.57)
2012	954,608	11.9580	to	30.1155	27,021,992	4.93	0.65 to	2.30	15.18	to	17.13
2011	1,020,777	10.2089	to	25.8937	25,025,685	5.32	0.65 to	2.30	3.89	to	5.64
2010	1,018,985	15.5140	to	24.6843	24,113,288	4.90	1.30 to	2.30	(0.27)	to	10.71
2009	763,094	14.1130	to	22.3073	16,175,720	5.93	1.30 to	2.30	27.59	to	28.89

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest4			Net Assets	Investment Income Ratio1	Expense Ratio lowest to highest2		Total Return3
BBE
2013	50,359	$ 10.5545	to	$ 10.7402	$ 537,988	4.90%	1.35% to	2.10%	(9.01%)	to	(8.32%)
2012	55,383	11.6001	to	11.7144	647,237	4.86	1.35 to	2.10	15.30	to	16.19
2011	41,476	10.0609	to	10.0824	417,873	0.68	1.35 to	2.10	0.61	to	0.82
6TT
2013	72,498,400	9.8283	to	11.0842	794,289,727	3.11	0.65 to	2.25	(9.98)	to	(8.51)
2012	90,852,198	10.7422	to	12.2009	1,098,153,881	3.19	0.65 to	2.25	6.31	to	8.06
2011	92,518,029	9.9407	to	11.3711	1,044,595,551	1.81	0.65 to	2.25	(4.00)	to	(2.44)
2010	52,768,623	11.5909	to	11.7375	616,967,109	4.55	1.35 to	2.25	1.27	to	9.84
2009	2,068,926	10.6560	to	10.6863	22,080,454	1.16	1.35 to	2.10	6.56	to	6.86
PRR
2013	5,155,938	13.0181	to	16.0778	79,426,344	1.64	1.30 to	2.35	(11.35)	to	(10.40)
2012	5,645,895	14.6029	to	17.9528	97,276,054	1.08	1.30 to	2.35	6.19	to	7.34
2011	6,421,218	13.6738	to	16.7335	103,470,424	2.14	1.30 to	2.35	9.06	to	10.23
2010	8,101,705	12.4675	to	15.1880	118,890,037	1.45	1.30 to	2.35	5.57	to	6.71
2009	8,961,667	11.6153	to	14.2408	123,731,443	3.07	1.30 to	2.35	15.61	to	16.86
PTR
2013	19,151,407	13.4254	to	16.4258	302,435,033	2.20	1.30 to	2.55	(4.46)	to	(3.24)
2012	20,657,880	14.0524	to	16.9837	338,090,727	2.57	1.30 to	2.55	6.79	to	8.17
2011	24,120,523	13.1584	to	15.7088	366,194,416	2.61	1.30 to	2.55	0.98	to	2.27
2010	28,187,212	13.0311	to	15.3681	420,201,410	2.41	1.30 to	2.55	5.36	to	6.71
2009	29,012,388	12.3681	to	14.4089	406,911,559	5.19	1.30 to	2.55	11.16	to	12.59
AAR
2013	1,907,591	10.4357	to	10.7922	20,126,427	-	0.65 to	2.10	1.90	to	3.40
2012	687,110	10.2416	to	10.3425	7,077,333	-	1.35 to	2.10	2.17	to	2.95
2011	222,829	10.0243	to	10.0457	2,236,443	-	1.35 to	2.10	0.24	to	0.46
AAS
2013	635,744	16.0356	to	16.4901	10,403,998	1.27	1.35 to	2.55	29.04	to	30.63
2012	212,723	12.4677	to	12.6236	2,672,455	1.41	1.35 to	2.30	16.55	to	17.69
2011	24,071	10.7052	to	10.7266	257,899	-	1.35 to	2.05	7.05	to	7.27
3XX
2012	-	-	to	-	-	6.91	1.35 to	2.10	8.59	to	9.37
2011	358,397	9.7487	to	9.9895	3,542,567	2.32	1.35 to	2.10	(18.21)	to	(17.59)
2010	242,013	11.9196	to	12.1212	2,915,660	0.01	1.35 to	2.10	2.33	to	3.11
2009	135,214	11.6483	to	11.7554	1,584,405	4.28	1.35 to	2.10	26.54	to	27.51

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest4			Net Assets	Investment Income Ratio1	Expense Ratio lowest to highest2			Total Return3
SBI	-	$ -	to	$ -	$ -	5.92%	0.65% to		2.30%	11.03%	to	12.79%
2012
2011	492,505	8.5574	to	8.7044	4,250,461	0.02	0.65	to	2.25	(14.66)	to	(13.26)
2010	107	10.0305	to	10.0305	1,073	-	1.65	to	-	0.30	to	-
SSA
2012	-	-	to	-	-	3.25	0.65	to	2.30	10.93	to	12.69
2011	2,632,636	9.3802	to	10.9384	26,193,175	0.72	0.65	to	2.30	(1.15)	to	0.52
2010	1,555,115	9.4891	to	10.7582	15,434,805	-	1.30	to	2.30	1.39	to	14.94
2009	1,251,695	8.3399	to	9.3596	10,849,906	0.97	1.30	to	2.30	18.07	to	19.28
SVV
2012	-	-	to	-	-	1.24	0.65	to	2.30	8.14	to	9.86
2011	25,668,113	8.2963	to	10.3275	219,794,746	0.65	0.65	to	2.30	(6.22)	to	(4.64)
2010	27,094,644	8.8470	to	9.1989	245,751,191	0.24	1.30	to	2.30	1.24	to	11.21
2009	26,677,319	8.0247	to	8.2714	218,376,327	0.18	1.30	to	2.35	25.99	to	27.34
1XX
2012	-	-	to	-	-	-	0.01	to	0.02	11.71	to	13.48
2011	860,442	11.0483	to	14.1528	12,044,289	-	0.65	to	2.25	(3.42)	to	(1.84)
2010	690,018	14.2309	to	14.5204	9,947,413	-	1.35	to	2.25	1.09	to	24.16
2009	505,244	11.5527	to	11.6946	5,885,588	-	1.35	to	2.35	28.30	to	29.61
SLC
2012	-	-	to	-	-	1.58	1.30	to	2.55	8.18	to	9.49
2011	32,153,502	8.6350	to	9.0649	286,911,643	0.63	1.30	to	2.55	(8.54)	to	(7.37)
2010	37,839,785	9.4413	to	9.7860	365,984,873	-	1.30	to	2.55	14.20	to	15.66
2009	44,880,071	8.2672	to	8.4607	376,858,237	0.68	1.30	to	2.55	14.84	to	16.31
S12
2012	-	-	to	-	-	1.14	1.35	to	2.10	8.36	to	9.14
2011	1,500,444	8.6961	to	8.9528	13,280,139	0.41	1.35	to	2.10	(8.36)	to	(7.66)
2010	1,310,468	9.4899	to	9.6958	12,595,699	-	1.35	to	2.10	1.96	to	15.36
2009	1,035,946	8.2892	to	8.4047	8,658,196	0.53	1.35	to	2.10	14.94	to	15.82
S14
2012	-	-	to	-	-	6.20	0.65	to	2.35	10.57	to	12.38
2011	2,326,972	10.3769	to	12.5235	28,641,325	7.11	0.65	to	2.35	1.58	to	3.35
2010	2,507,888	11.8365	to	12.1976	30,197,858	7.11	1.30	to	2.35	0.56	to	10.96
2009	2,122,320	10.7816	to	10.9924	23,125,087	8.28	1.30	to	2.35	27.37	to	28.74
4XX
2012	-	-	to	-	-	2.91	0.65	to	2.55	5.28	to	7.21
2011	53,824,196	10.0220	to	12.2353	651,823,271	2.46	0.65	to	2.25	1.03	to	2.68
2010	37,284,808	11.7482	to	12.0005	444,483,583	1.98	1.35	to	2.30	0.47	to	5.83
2009	19,960,844	11.2092	to	11.3398	225,495,970	2.17	1.35	to	2.30	6.13	to	7.16

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest4			Net Assets	Investment Income Ratio1	Expense Ratio lowest to highest2		Total Return3
S16
2012	-	$ -	to	$ -	$-	0.08%	1.35% to	2.35%	14.74%	to	15.84%
2011	3,190,123	10.1503	to	10.5521	33,258,401	-	1.35 to	2.35	(10.19)	to	(9.27)
2010	3,345,323	11.3017	to	11.6302	38,555,488	-	1.35 to	2.35	1.63	to	21.13
2009	4,026,257	9.4258	to	9.6104	38,434,290	0.03	1.30 to	2.35	26.90	to	28.27
LGF
2012	-	-	to	-	-	-	0.01 to	0.02	9.67	to	10.46
2011	663,785	8.1864	to	8.5485	5,569,702	0.07	1.35 to	2.10	(6.79)	to	(6.08)
2010	569,042	8.7830	to	9.1019	5,093,897	0.05	1.35 to	2.10	0.85	to	17.59
2009	455,382	7.5264	to	7.7405	3,477,756	0.23	1.35 to	2.10	34.20	to	35.23
IGB
2012	-	-	to	-	-	2.16	0.65 to	2.55	3.39	to	5.29
2011	13,453,290	10.4456	to	12.6212	166,269,297	3.37	0.65 to	2.35	4.28	to	6.09
2010	10,165,312	11.1662	to	11.9811	119,314,751	3.25	1.30 to	2.35	0.18	to	6.11
2009	5,428,936	10.6366	to	11.2972	60,077,481	4.11	1.30 to	2.35	17.79	to	19.05
CMM
2012	-	-	to	-	-	-	0.65 to	2.30	(2.16)	to	(0.61)
2011	14,892,335	9.2761	to	10.3511	150,078,153	-	0.65 to	2.30	(2.29)	to	(0.65)
2010	11,093,798	9.4938	to	10.4923	113,075,492	-	1.30 to	2.30	(2.30)	to	(0.07)
2009	10,657,224	9.7534	to	10.6359	110,636,803	0.01	1.30 to	2.10	(2.09)	to	(1.29)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest4			Net Assets	Investment Income Ratio1	Expense Ratio lowest to highest2		Total Return3
WTF
2013	28,431	$ 17.9073	to	$ 19.0638	$ 526,566	0.29%	1.35% to	2.05%	31.82%	to 32.76%
2012	37,543	13.5845	to	14.3593	525,113	0.37	1.35 to	2.05	16.02	to	16.85
2011	56,247	11.7091	to	12.2887	676,190	2.12	1.35 to	2.05	(19.37)	to	(18.79)
2010	62,686	14.3506	to	15.1320	930,311	0.57	1.35 to	2.25	23.72	to	24.86
2009	93,745	11.5992	to	12.1194	1,117,650	-	1.35 to	2.25	62.45	to	63.94
USC
2013	4,578	17.4222	to	18.0578	80,974	0.14	1.65 to	2.05	31.01	to	31.55
2012	4,820	13.2981	to	13.7272	64,970	0.32	1.65 to	2.05	17.54	to	18.03
2011	4,964	11.3133	to	11.6306	56,842	-	1.65 to	2.05	(5.47)	to	(5.08)
2010	4,696	11.9677	to	12.2534	56,768	-	1.65 to	2.05	20.83	to	21.32
2009	5,209	9.9049	to	10.1001	52,040	-	1.65 to	2.05	39.31	to	39.88
AAL
2013	3,349,146	10.2303	to	10.7712	35,196,445	1.25	0.65 to	2.55	(4.92)	to	(3.07)
2012	2,389,154	10.8060	to	11.1121	26,148,333	1.41	0.65 to	2.30	3.64	to	5.40
2011	1,392,144	10.4297	to	10.5425	14,584,779	1.53	0.65 to	2.25	4.30	to	5.43

1 Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.

2 Ratio represents the annualized contract expenses of the Sub-Account, consisting primarily of mortality and expense charges, and distribution charges. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

3 Ratio represents the total return for the year indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of units. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented.

4 The unit values are not a direct calculation of net assets over the number of units allocated to the Sub-Account.

PART C
OTHER INFORMATION

Item 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)	The following Financial Statements are included in the Registration Statement:

	A.	Condensed Financial Information - Accumulation Unit Values (Part A)

	B.	Financial Statements of the Depositor (Part B)

		1	Independent Auditors’ Report;
		2.	Statutory-Basis Statements of Admitted Assets, Liabilities, and Capital Stock and Surplus as of December 31, 2013 and 2012;
		3.	Statutory-Basis Statements of Operations for the Years Ended December 31, 2013, 2012 and 2011
		4.	Statutory-Basis Statements of Changes in Capital Stock and Surplus for the Years Ended December 31, 2013, 2012 and 2011;
		5.	Statutory-Basis Statements of Cash Flows for the Years Ended December 31, 2013, 2012 and 2011; and
		6.	Notes to Statutory-Basis Financial Statements.

	C.	Financial Statements of the Registrant (Part B)

		1.	Report of Independent Registered Public Accounting Firm;
		2.	Statement of Assets and Liabilities, December 31, 2013;
		3.	Statement of Operations, Year Ended December 31, 2013;
		4.	Statements of Changes in Net Assets, Years Ended December 31, 2032 and December 31, 2012; and
		5.	Notes to Financial Statements.

(b)	The following Exhibits are incorporated in the Registration Statement by reference unless otherwise indicated:

(1)
Resolution of Board of Directors of the Depositor dated December 3, 1985 authorizing the establishment of the Registrant (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-37907, filed on October 14, 1997);

(2)	Not Applicable;

(3)(a)
Marketing Services Agreement between Sun Life Assurance Company of Canada (U.S.), Sun Life of Canada (U.S.) Distributors, Inc. and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(b)(i)
Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, File No. 333-83364, filed on or about April 27, 2009);

(3)(b)(ii)
Amendment No. 1 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, File No. 333-83364, filed on or about April 27, 2009);

(3)(b)(iii)
Amendment No. 2 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100829, filed on April 30, 2009);

(3)(b)(iv)
Amendment No. 3 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100829, filed on April 30, 2009);

(3)(c)(i)
Sales Operations and General Agent Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(c)(ii)
Broker-Dealer Supervisory and Service Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(c)(iii)	General Agent Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(4)(a)	Flexible Payment Combination Fixed/Variable Group Annuity Contract (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-83256, filed on June 22, 2002);

(4)(b)	Certificate to be issued in connection with Contract filed as Exhibit 4(a) (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-83256, filed on June 22, 2002);

(4)(c)	Flexible Payment Combination Fixed/Variable Individual Annuity Contract (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-83256, filed on June 22, 2002);

(4)(d)
Sun Income Riser III Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-168710, filed on August 10, 2010);

(4)(e)
Sun Income Maximizer Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-168710, filed on August 10, 2010);

(4)(f)
Sun Income Maximizer Plus Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-168710, filed on August 10, 2010);

(5)(a)
Application to be used with Contract filed as Exhibit 4(a) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-74884, filed February 14, 2002);

(5)(b)
Application to be used with Certificate filed as Exhibit 4(b) and Contract filed as Exhibit 4(c) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-74884, filed February 14, 2002);

(6)(a)	Certificate of Incorporation of the Depositor (Incorporated herein by reference to the Depositor's Form 10-K, File No. 333-82824, filed on March 29, 2004);

(6)(b)	By-Laws of the Depositor, as amended March 19, 2004 (Incorporated herein by reference to the Depositor's Form 10-K, File No. 333-82824, filed on March 29, 2004);

(7)	Not Applicable;

(8)(a)
Participation Agreement dated February 17, 1998 by and among the Depositor, AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-82957, filed on February 3, 2000);

(8)(b)
Participation Agreement dated December 1, 1996 by and among Sun Life Assurance Company of Canada (U.S.), Variable Insurance Products Funds, and Fidelity Distributors Corporation (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, File No. 333-83516, filed on April 28, 2005);

(8)(c)
Participation Agreement dated May 1, 2001 by and among Sun Life Assurance Company of Canada (U.S.), the Depositor, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, File No. 333-82957, filed on July 27, 2001);

(8)(d)
Participation Agreement dated February 17, 1998 by and among Sun Life Assurance Company of Canada (U.S.), Lord Abbett Series Fund, Inc. and Lord, Abbett & Co. (Incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-112506, filed on February 5, 2004);

(8)(e)
Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-102278, filed on December 31, 2002);

(8)(f)
Participation Agreement Among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, PIMCO Variable Insurance Trust, and PIMCO Funds Distributors LLC (Incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-112506, filed on February 5, 2004);

(8)(g)
Participation Agreement Among Oppenheimer Variable Account Funds, Oppenheimer Funds, Inc. and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-112506, filed on February 5, 2004);

(8)(h)
Participation Agreement, dated December 3, 2007, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Lazard Asset Management Securities LLC, and Lazard Retirement Series, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 12, 2008);

(8)(i)
Participation Agreement, dated May 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), The Universal Institutional Funds, Inc., Morgan Stanley & Co. Incorporated and Morgan Stanley Investment Management Inc. (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-6 of Sun Life of Canada (US) Variable Account G, File No. 333-111688, filed on April 27, 2007);

(8)(j)
Participation Agreement, dated December 3, 2007, by and among Sun Life Assurance Company of Canada (U.S.), The Huntington Funds, Edgewood Services, Inc., and Huntington Asset Advisors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 12, 2008);

(8)(k)
Participation Agreement, dated May 13, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Merrill Lynch Variable Series Funds, Inc., Merrill Lynch Investment Managers, L.P. and FAM Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-111688, filed on December 30, 2005);

(8)(l)
Participation Agreement, dated September 30, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, First Eagle Sogen Variable Funds, Inc. and Arnhold and S. Bleichroeder, Inc. (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-143353, filed on May 30, 2007);

(8)(m)
Participation Agreement, dated August 1, 2011, among Putnam Variable Trust, Putnam Retail Management Limited Partnership, Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Pre-Effective Amendment No. 2 the Registration Statement of Sun Life (U.S.) Variable Account K on Form N-4, File No. 333-173301, filed on August 10, 2011);

(8)(n)
Participation Agreement, dated August 1, 2011, among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, PIMCO Equity Series VIT, and PIMCO Investments LLC (Incorporated herein by reference to Pre-Effective Amendment No. 2 the Registration Statement of Sun Life (U.S.) Variable Account K on Form N-4, File No. 333-173301, filed on August 10, 2011);

(8)(o)
Participation Agreement, dated May 1, 2011, among Wells Fargo Variable Trust, Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Pre-Effective Amendment No. 1 the Registration Statement on Form N-4, File No. 333-173301, filed on June 8, 2011);

(8)(p)
Participation Agreement dated April 24, 2009, by and among  Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, JPMorgan Insurance Trust, JPMorgan Investment Advisors Inc., J. P. Morgan Investment Management Inc., and, JPMorgan Funds Management, Inc. (Incorporated herein by reference to Pre-Effective Amendment No. 1 the Registration Statement on Form N-4, File No. 333-173301, filed on June 8, 2011);

(8)(q)
Participation Agreement, dated December 10, 2012, by and among MFS Variable Insurance Trusts I, II and III, Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, and Massachusetts Financial Services Company (Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-65048, filed December 10, 2012);

(8)(r)
Participation Agreement, restated April 1, 2007, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Independence Life and Annuity Company, Columbia Funds Variable Insurance Trust I, Columbia Management Advisors, LLC, and Columbia Management Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 47 to the Registration Statement on Form N-4, File No. 333-83516, filed on April 29, 2013);

(9)	Opinion of Counsel as to the legality of the securities being registered and Consent to its use;*

(10)(a)	Consents of Independent Auditors;*

(10)(b)	Representation of Counsel pursuant to Rule 485(b);*

(11)	Not Applicable;

(12)	Not Applicable;

(13)
Schedule for Computation of Performance Quotations (Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, File No. 033-41628, filed on April 29, 1998);

(14)(a)
Powers of Attorney (Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, File No. 333-168710, filed on August 19, 2013). Powers of Attorney for Homer J. Holland and Richard E. Kipper;*

(14)(b)
Resolution of the Board of Directors of the depositor dated August 2, 2013, authorizing the use of powers of attorney for Officer signatures (Incorporated herein by reference to Post-Effective Amendment No. 48 to the Registration Statement on Form N-4, File No. 333-83516, filed on August 19, 2013);

(15)	Organizational Chart (Incorporated herein by reference to Post-Effective Amendment No. 49 to the Registration Statement on Form N-4, File No. 333-83516, filed on May 1, 2014).
* Filed herewith

Item 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address	Positions and Offices With Depositor

Dennis A. Cullen 811 Turnberry Lane Northbrook, IL 60062	Director

Homer J. Holland c/o Holland Partners, Inc. P.O. Box 832 Carefree, AZ 85377-0832	Director

Richard E. Kipper P.O. Box 529 Woody Creek, CO 81656	Director

David E. Sams, Jr. Sun Life Assurance Company of Canada (U.S.) 96 Worcester Street Wellesley Hills, MA 02481	Chief Executive Officer and Director

Andrew F. Kenney Sun Life Assurance Company of Canada (U.S.) 96 Worcester Street Wellesley Hills, MA 02481	Chief Investment Officer

James D. Purvis Sun Life Assurance Company of Canada (U.S.) 96 Worcester Street Wellesley Hills, MA 02481	Chief Operating Officer and Treasurer

Daniel J. Towriss Sun Life Assurance Company of Canada (U.S.) 96 Worcester Street Wellesley Hills, MA 02481	President, Chief Actuary, Chief Risk Officer and Director

Kenneth A. McCullum Sun Life Assurance Company of Canada (U.S.) 96 Worcester Street Wellesley Hills, MA 02481	Executive Vice President, Business Development and In Force Management

Michael S. Bloom Sun Life Assurance Company of Canada (U.S.) 96 Worcester Street Wellesley Hills, MA 02481	Vice President and General Counsel and Secretary

Robert S. Sabatino Sun Life Assurance Company of Canada (U.S.) 96 Worcester Street Wellesley Hills, MA 02481	Vice President, Information Technology and Operations

Michelle Wilcon Sun Life Assurance Company of Canada (U.S.) 96 Worcester Street Wellesley Hills, MA 02481	Vice President, Human Resources and Internal Communications

Item 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of Sun Life Assurance Company of Canada (U.S.), which is controlled by Delaware Life Holdings, LLC.

The organization chart of Delaware Life Holdings, LLC is incorporated herein by reference to Post-Effective Amendment No. 49 to the Registration Statement on Form N-4, File No. 333-83516, filed on May 1, 2014.

None of the companies listed in such Exhibit 15 is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Sun Life Assurance Company of Canada (U.S.).

Item 27. NUMBER OF CONTRACT OWNERS

As of March 31, 2014, there were 6,421 qualified and 3,322 non-qualified contract owners.

Item 28. INDEMNIFICATION

Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Sun Life Assurance Company of Canada (U.S.), as amended March 19, 2004 (a copy of which as filed as Exhibit 3.2 to Depositor’s Form 10-K, File No. 333-82824, filed on March 29, 2004), provides for the indemnification of directors, officers and employees of Sun Life Assurance Company of Canada (U.S.). Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Sun Life Assurance Company of Canada (U.S.) pursuant to the certificate of incorporation, by-laws, or otherwise, Sun Life (U.S.) has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Sun Life (U.S.) of expenses incurred or paid by a director, officer, controlling person of Sun Life (U.S.) in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Sun Life (U.S.) will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

Item 29. PRINCIPAL UNDERWRITERS

(a) Clarendon Insurance Agency, Inc., a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), acts as general distributor for the Registrant, Sun Life of Canada (U.S.) Variable Accounts C, D, E, G, I and L, Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account, Sun Life (N.Y.) Variable Accounts A, B, C and D.

(b)	Name and Principal	Position and Offices
	Business Address*	with Underwriter

	Kenneth A. McCullum	President and Director
	Michael K. Moran	Financial Operations Principal and Treasurer and Director
	Michael S. Bloom	Secretary and Director
	Thomas Seitz	Vice President, Distribution
	Kathleen T. Baron	Chief Compliance Officer
	Wayne P. Farmer	Tax Officer
	Maryellen Percuoco	Clerk and Assistant Secretary

*The principal business address of all directors and officers of the principal underwriter is 96 Worcester Street, Wellesley Hills, Massachusetts 02481

(c) Inapplicable.

Item 30. LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained, in whole or in part, by Sun Life Assurance Company of Canada (U.S.) at its offices at 96 Worcester Street, Wellesley Hills, Massachusetts 02481 or at the offices of Clarendon Insurance Agency, Inc., at 96 Worcester Street, Wellesley Hills, Massachusetts 02481.

Item 31. MANAGEMENT SERVICES

Not Applicable.

Item 32. UNDERTAKINGS

The Registrant hereby undertakes:

(a)
To file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted;

(b)
To include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an Applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information;

(c)	To deliver any Statement of Additional Information and any financial statements required to be made available under SEC Form N-4 promptly upon written or oral request.

(d)
Representation with respect to Section 26(f)(2)(A) of the Investment Company Act of 1940: Sun Life Assurance Company of Canada (U.S.) represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

The Registrant is relying on the no-action letter issued by the Division of Investment Management of the Securities and Exchange Commission to American Council of Life Insurance, Ref. No. IP-6-88, dated November 28, 1988, the requirements for which have been complied with by the Registrant.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the Town of Wellesley Hills, and Commonwealth of Massachusetts on this 1st day of May, 2014.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F
(Registrant)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Depositor)

By: /s/ Daniel J. Towriss*
Daniel J. Towriss
President

*By:	/s/ Kenneth N. Crowley
Kenneth N. Crowley
Senior Counsel

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with the Depositor, Sun Life Assurance Company of Canada (U.S.), and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ David E. Sams, Jr*	Chief Executive Officer and Director	May 1, 2014
David E. Sams, Jr.	(Principal Executive Officer)

/s/ Michael K. Moran*	Vice President and Controller	May 1, 2014
Michael K. Moran	(Principal Financial Officer and Principal Accounting Officer)

*By: /s/ Kenneth N. Crowley	Attorney-in-Fact for:	May 1, 2014
Kenneth N. Crowley	Dennis A. Cullen, Director
Homer J. Holland, Director
Richard E. Kipper, Director
Daniel J. Towriss, Director

*Kenneth N. Crowley has signed this document on the indicated date on behalf of the above Directors for the Depositor pursuant to powers of attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures. Resolution of the Board of Directors is incorporated herein by reference to Post-Effective Amendment No. 48 to the Registration Statement on Form N-4, File No. 333-83516, filed on or about August 19, 2013. Powers of attorney are incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement on N-4, File No. 333-168710, filed on or about August 19, 2013. Powers of Attorney for Messrs. Holland and Kipper are included as Exhibit 14(a).

EXHIBIT INDEX

(9)	Opinion of Counsel as to the legality of the securities being registered and Consent to its use

(10)(a)	Consents of Independent Auditors

(10)(b)	Representation of Counsel pursuant to Rule 485(b)

(14)(a)	Powers of Attorney for Messrs. Holland and Kipper